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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 451-3051

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Wilshire Mutual Funds
ANNUAL REPORT

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

December 31, 2016 http://advisor.wilshire.com

Wilshire Mutual Funds Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	4
Large Company Value Portfolio	8
Small Company Growth Portfolio	12
Small Company Value Portfolio	16
Wilshire 5000 IndexSM Fund	20
Wilshire International Equity Fund	24
Wilshire Income Opportunities Fund	30
Disclosure of Fund Expenses	34
Schedule of Investments/Condensed Schedules of Investments:
Large Company Growth Portfolio	37
Large Company Value Portfolio	39
Small Company Growth Portfolio	41
Small Company Value Portfolio	43
Wilshire 5000 IndexSM Fund	45
Wilshire International Equity Fund	47
Wilshire Income Opportunities Fund	50
Statements of Assets and Liabilities	72
Statements of Operations	75
Statements of Changes in Net Assets	77
Financial Highlights:
Large Company Growth Portfolio	84
Large Company Value Portfolio	86
Small Company Growth Portfolio	88
Small Company Value Portfolio	90
Wilshire 5000 IndexSM Fund	92
Wilshire International Equity Fund	94
Wilshire Income Opportunities Fund	96
Notes to Financial Statements	98
Report of Independent Registered Public Accounting Firm	119
Additional Fund Information	120
Tax Information	123
Board Approval of Advisory and Subadvisory Agreements	125

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Ultimus Fund Distributors, LLC.

Wilshire Mutual Funds Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds. This report covers the period from January 1, 2016 to December 31, 2016, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Index Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 4.5% for the fourth quarter and 13.4% for 2016. This marks the Index’s eighth straight annual gain. A portion of that “winning streak” is due to a rebound from the global financial crisis sell-off. However, the market has continued to produce strong returns after the initial recovery, with a 14% annualized gain over the past four years. Following several rocky months to begin the year, U.S. equities trended upward for the rest of 2016. The fourth quarter benefitted from strong economic growth and signs of confidence from the Federal Reserve.

During the year, small-cap stocks outpaced large-cap stocks, with the Wilshire U.S. Small-Cap IndexSM and the Wilshire U.S. Large-Cap IndexSM returning 22.4% and 12.5%, respectively. The strong overall return for the Wilshire 5000 Total Market Index masked a wide performance dispersion between investment styles and among industries for the year. Value-oriented stocks handedly outpaced growth stocks across the capitalization spectrum. The Wilshire U.S. Large-Cap Value IndexSM and the Wilshire U.S. Small-Cap Value IndexSM outpaced their growth oriented counterparts by 6.47% and 10.71%, respectively. Sector-wise, commodity-influenced and interest rate sensitive sectors rallied as dividend-oriented and higher yielding sectors lagged. For the year, Telecom Services, Energy, Financials, and Materials were the top performing sectors returning 27.1%, 26.5%, 24.6%, and 22.8%, respectively, while Real Estate and Health Care trailed returning -4.6% and -2.8%, respectively.

International Equity Market

International developed equities trailed U.S. equities throughout much of the year, but ended the year in positive territory with the MSCI EAFE Index returning 1.0% for 2016. In local currency terms, non U.S. equity markets were in mostly positive territory for the calendar year. However, a strong U.S. dollar resulted in decreased returns for U.S. investors. Despite a strong 2016, the MSCI Emerging Markets Index returned 11.2% for the year, despite emerging market equities suffering during the fourth quarter following the U.S. election as investors feared weakening prospects for global trade and diminishing exports from emerging market countries. Higher U.S. interest rates and a stronger dollar hurt returns as well.

The first half of the year ended with increased volatility as uncertainty regarding the potential political contagion emanating from the United Kingdom’s “Brexit” vote weighed on markets. Equity markets fell sharply immediately following the referendum, and the British pound slumped to its lowest level in 30 years. As in the U.S., foreign markets bounced back over the last few days of the second quarter erasing some of the earlier losses. During the second half of the year, the European Central Bank announced that it would be buying fewer sovereign bonds per month than previously scheduled as part of its current quantitative easing, but extended the buying period to December 2017. Japan also maintained an accommodative stance with a negative overnight rate.

Bond Market

The U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 3.0% for the fourth quarter, reversing some gains from the prior quarters, but ended the year in positive territory at 2.7%. After falling for much of the first half of 2016, U.S. Treasury yields reversed course and moved higher for the remainder of the year. The

Wilshire Mutual Funds Letter to Shareholders (Unaudited) - (Continued)

bellwether 10-year Treasury yield reached a historic low of 1.37% in early July before climbing to end the year at 2.45%, accelerating its rise after the November election. At its December meeting, the Federal Open Market Committee decided to increase the federal funds rate by 0.25%, to a range of 0.50% to 0.75%, for only the second time since 2008.

After trending downward for nearly three years, the 10-year Treasury yield pushed higher during the fourth quarter. A similar pattern has been evident in the 10-year breakeven inflation rate. Both shifts this year occurred largely after November 8th. Whether it was the U.S. presidential election results or the removal of an unknown factor that spurred the change is uncertain, the timing is unmistakable. It is worth noting that Treasury yields moved higher during the first half of 2015 as well, before retreating on concerns about global economic growth.

Fund Performance Review

The Large Company Growth Portfolio Institutional Class returned 3.61%, underperforming the Russell 1000 Growth Index by 3.47%. The Large Company Value Portfolio Institutional Class returned 15.78%, underperforming the Russell 1000 Value Index by 1.56%. The Small Company Growth Portfolio Institutional Class returned 20.79%, outperforming the Russell 2000 Growth Index by 9.47%. The Small Company Value Portfolio Institutional Class returned 25.18%, underperforming the Russell 2000 Value Index by 6.58%. The Wilshire 5000 Index Fund Institutional Class returned 12.81%, underperforming the Wilshire 5000 Total Market Index by 0.56%. The Wilshire International Equity Fund Institutional Class returned 2.16%, underperforming the MSCI All Country World ex-U.S. Index by 2.34%. The Wilshire Income Opportunities Fund Institutional Class returned 3.82% for its since inception period, outperforming the Bloomberg Barclays U.S. Universal Index by 2.77% over that same period. We are pleased with each Fund’s performance for 2016 and we are confident that each Fund is well-positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involves risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Wilshire Mutual Funds Letter to Shareholders (Unaudited) - (Continued)

Investing involves risk including loss of principal. This report identifies the Portfolio’s investments on December 31, 2016. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	3.33%
Five Years Ended 12/31/16	11.90%
Ten Years Ended 12/31/16	6.40%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	7.08%
Five Years Ended 12/31/16	14.50%
Ten Years Ended 12/31/16	8.33%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Growth Portfolio,

Investment Class Shares and the Russell 1000® Growth Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions.
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	3.61%
Five Years Ended 12/31/16	12.23%
Ten Years Ended 12/31/16	6.75%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	7.08%
Five Years Ended 12/31/16	14.50%
Ten Years Ended 12/31/16	8.33%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Growth Portfolio,

Institutional Class Shares and the Russell 1000® Growth Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions.
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 13.4% during 2016. The year started with a loss as markets tumbled globally as worries over a slowing Chinese economy, falling oil prices, and weakness in U.S. earnings growth rattled investors. The U.S. market eventually rallied from its trough as investor concerns were met with sound economic data and aggressive action by some of the world’s major central banks. Mid-year markets were again shaken as investors were surprised by the outcome of the United Kingdom referendum to exit the European Union. The second half of the year was dominated by the news surrounding the U.S. presidential election. In November, markets responded favorably as investors cheered Donald Trump’s victory over Hillary Clinton. Stocks rallied to close the year on the hope that the new administration would fulfill campaign promises for reduced taxes, reduced regulation and increased spending on infrastructure. With signs of improving U.S. economic growth, the Federal Reserve raised its target for short-term interest rates in December and increased its predictions from two to three rate hikes for 2017. For the year, value securities significantly outperformed growth across the capitalization spectrum. This was especially prevalent in the second half of the year as investors rotated away from more defensive “bond-proxy” sectors and towards value areas of the market that are generally seen as beneficiaries of rising yields. Stable oil prices and hopes of deregulation further propelled cyclical sectors. Smaller capitalization securities outperformed larger capitalization stocks for the year as smaller cap stocks were seen as larger beneficiaries of the proposed tax cuts, fiscal expenditures, and nationalistic rhetoric.

Sector performance for the Wilshire 5000 Total Market Index was mixed for the year as investors favored risk and moved into pro-cyclical sectors. Telecom Services was the best performing sector, followed by Energy which returned 26.5% as commodity related industries fared well as oil prices rose 45% from their early 2016 lows. Financials was also a top contributor, returning 24.6% as bond yields rallied late in the year. Conversely more defensive, higher yielding sectors trailed, with Health Care and Real Estate returning -2.8% and -4.6%, respectively.

The Wilshire Large Company Growth Portfolio Institutional Class returned 3.61% for 2016, underperforming the Russell 1000 Growth Index return of 7.08% by 3.47%. The Fund was weighed down by poor stock selection in the Health Care and Information Technology sectors as well as an underweight allocation to Industrials and Telecom Services. Conversely, overweight exposure to the Information Technology sector helped mitigate relative losses.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well-positioned going into 2017 as the market deals with ongoing macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	15.73%
Five Years Ended 12/31/16	13.95%
Ten Years Ended 12/31/16	4.48%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	17.34%
Five Years Ended 12/31/16	14.80%
Ten Years Ended 12/31/16	5.72%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Value Portfolio,

Investment Class Shares and the Russell 1000® Value Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions.
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	15.78%
Five Years Ended 12/31/16	14.18%
Ten Years Ended 12/31/16	4.68%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	17.34%
Five Years Ended 12/31/16	14.80%
Ten Years Ended 12/31/16	5.72%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Value Portfolio,

Institutional Class Shares and the Russell 1000® Value Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Assumes reinvestment of all distributions.
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 13.4% during 2016. The year started with a loss as markets tumbled globally as worries over a slowing Chinese economy, falling oil prices, and weakness in U.S. earnings growth rattled investors. The U.S. market eventually rallied from its trough as investor concerns were met with sound economic data and aggressive action by some of the world’s major central banks. Mid-year markets were again shaken as investors were surprised by the outcome of the United Kingdom referendum to exit the European Union. The second half of the year was dominated by the news surrounding the U.S. presidential election. In November, markets responded favorably as investors cheered Donald Trump’s victory over Hillary Clinton. Stocks rallied to close the year on the hope that the new administration would fulfill campaign promises for reduced taxes, reduced regulation and increased spending on infrastructure. With signs of improving U.S. economic growth, the Federal Reserve raised its target for short-term interest rates in December and increased its predictions from two to three rate hikes for 2017. For the year, value securities significantly outperformed growth across the capitalization spectrum. This was especially prevalent in the second half of the year as investors rotated away from more defensive “bond-proxy” sectors and towards value areas of the market that are generally seen as beneficiaries of rising yields. Stable oil prices and hopes of deregulation further propelled cyclical sectors. Smaller capitalization securities outperformed larger capitalization stocks for the year as smaller cap stocks were seen as larger beneficiaries of the proposed tax cuts, fiscal expenditures, and nationalistic rhetoric.

Sector performance for the Wilshire 5000 Total Market Index was mixed for the year as investors favored risk and moved into pro-cyclical sectors. Telecom Services was the best performing sector, followed by Energy which returned 26.5% as commodity related industries fared well as oil prices rose 45% from their early 2016 lows. Financials was also a top contributor, returning 24.6% as bond yields rallied late in the year. Conversely more defensive, higher yielding sectors trailed, with Health Care and Real Estate returning -2.8% and -4.6%, respectively.

The Wilshire Large Company Value Portfolio Institutional Class returned 15.78% for 2016, underperforming the Russell 1000 Value Index return of 17.34% by 1.56%. The Fund was hindered by weak stock selection in the Financials, Industrials, and Energy sectors. Overweight exposure to the Financials sector and underweight exposure to the Real Estate and Consumer Staples sectors helped mitigate relative underperformance.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well-positioned going into 2017 as the market deals with ongoing macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	20.44%
Five Years Ended 12/31/16	15.38%
Ten Years Ended 12/31/16	8.25%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	11.32%
Five Years Ended 12/31/16	13.74%
Ten Years Ended 12/31/16	7.76%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Growth Portfolio,

Investment Class Shares and the Russell 2000® Growth Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

Assumes reinvestment of all distributions. During the ten years ended December 31, 2016, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2016, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.04% of average net assets.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	20.79%
Five Years Ended 12/31/16	15.66%
Ten Years Ended 12/31/16	8.51%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	11.32%
Five Years Ended 12/31/16	13.74%
Ten Years Ended 12/31/16	7.76%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Growth Portfolio,

Institutional Class Shares and the Russell 2000® Growth Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

Assumes reinvestment of all distributions. During the ten years ended December 31, 2016, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2016, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.08% of average net assets.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 13.4% during 2016. The year started with a loss as markets tumbled globally as worries over a slowing Chinese economy, falling oil prices, and weakness in U.S. earnings growth rattled investors. The U.S. market eventually rallied from its trough as investor concerns were met with sound economic data and aggressive action by some of the world’s major central banks. Mid-year markets were again shaken as investors were surprised by the outcome of the United Kingdom referendum to exit the European Union. The second half of the year was dominated by the news surrounding the U.S. presidential election. In November, markets responded favorably as investors cheered Donald Trump’s victory over Hillary Clinton. Stocks rallied to close the year on the hope that the new administration would fulfill campaign promises for reduced taxes, reduced regulation and increased spending on infrastructure. With signs of improving U.S. economic growth, the Federal Reserve raised its target for short-term interest rates in December and increased its predictions from two to three rate hikes for 2017. For the year, value securities significantly outperformed growth across the capitalization spectrum. This was especially prevalent in the second half of the year as investors rotated away from more defensive “bond-proxy” sectors and towards value areas of the market that are generally seen as beneficiaries of rising yields. Stable oil prices and hopes of deregulation further propelled cyclical sectors. Smaller capitalization securities outperformed larger capitalization stocks for the year as smaller cap stocks were seen as larger beneficiaries of the proposed tax cuts, fiscal expenditures, and nationalistic rhetoric.

Sector performance for the Wilshire 5000 Total Market Index was mixed for the year as investors favored risk and moved into pro-cyclical sectors. Telecom Services was the best performing sector, followed by Energy which returned 26.5% as commodity related industries fared well as oil prices rose 45% from their early 2016 lows. Financials was also a top contributor, returning 24.6% as bond yields rallied late in the year. Conversely more defensive, higher yielding sectors trailed, with Health Care and Real Estate returning -2.8% and -4.6%, respectively.

The Wilshire Small Company Growth Portfolio Institutional Class returned 20.79% for 2016, outperforming the Russell 2000 Growth Index return of 11.32% by 9.47%. The Fund benefited from strong stock selection in the Health Care, Industrials and Financials sectors as well as an overweight allocation to the Energy and Financials sectors. Weak stock selection in the Consumer Discretionary Sector sector weighed on relative performance.

We are pleased with the Fund’s outperformance for 2016 and believe the Fund is well-positioned going into 2017 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	24.86%
Five Years Ended 12/31/16	16.53%
Ten Years Ended 12/31/16	6.94%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	31.74%
Five Years Ended 12/31/16	15.07%
Ten Years Ended 12/31/16	6.26%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Value Portfolio,

Investment Class Shares and the Russell 2000® Value Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

Assumes reinvestment of all distributions. During the ten years ended December 31, 2016, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2016, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.05% of average net assets.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	25.16%
Five Years Ended 12/31/16	16.83%
Ten Years Ended 12/31/16	7.29%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/16	31.74%
Five Years Ended 12/31/16	15.07%
Ten Years Ended 12/31/16	6.26%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Value Portfolio,

Institutional Class Shares and the Russell 2000® Value Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

Assumes reinvestment of all distributions. During the ten years ended December 31, 2016, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the year ended December 31, 2016, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.06% of average net assets.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 13.4% during 2016. The year started with a loss as markets tumbled globally as worries over a slowing Chinese economy, falling oil prices, and weakness in U.S. earnings growth rattled investors. The U.S. market eventually rallied from its trough as investor concerns were met with sound economic data and aggressive action by some of the world’s major central banks. Mid-year markets were again shaken as investors were surprised by the outcome of the United Kingdom referendum to exit the European Union. The second half of the year was dominated by the news surrounding the U.S. presidential election. In November, markets responded favorably as investors cheered Donald Trump’s victory over Hillary Clinton. Stocks rallied to close the year on the hope that the new administration would fulfill campaign promises for reduced taxes, reduced regulation and increased spending on infrastructure. With signs of improving U.S. economic growth, the Federal Reserve raised its target for short-term interest rates in December and increased its predictions from two to three rate hikes for 2017. For the year, value securities significantly outperformed growth across the capitalization spectrum. This was especially prevalent in the second half of the year as investors rotated away from more defensive “bond-proxy” sectors and towards value areas of the market that are generally seen as beneficiaries of rising yields. Stable oil prices and hopes of deregulation further propelled cyclical sectors. Smaller capitalization securities outperformed larger capitalization stocks for the year as smaller cap stocks were seen as larger beneficiaries of the proposed tax cuts, fiscal expenditures, and nationalistic rhetoric.

Sector performance for the Wilshire 5000 Total Market Index was mixed for the year as investors favored risk and moved into pro-cyclical sectors. Telecom Services was the best performing sector, followed by Energy which returned 26.5% as commodity related industries fared well as oil prices rose 45% from their early 2016 lows. Financials was also a top contributor, returning 24.6% as bond yields rallied late in the year. Conversely more defensive, higher yielding sectors trailed, with Health Care and Real Estate returning -2.8% and -4.6%, respectively.

The Wilshire Small Company Value Portfolio Institutional Class returned 25.16% for 2016, underperforming the Russell 2000 Value Index return of 31.74% by 6.58%. The Fund was weighed down by weak stock selection in the Materials, Financials, and Consumer Staples sectors as well as an underweight exposure to the Financials sector. Conversely, strong stock selection in the Consumer Discretionary sector and an overweight allocation to the Materials sector helped mitigate relative losses.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well-positioned going into 2017 as the market deals with ongoing macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	12.51%
Five Years Ended 12/31/16	14.04%
Ten Years Ended 12/31/16	6.53%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/16	13.37%
Five Years Ended 12/31/16	14.71%
Ten Years Ended 12/31/16	7.17%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,

Investment Class Shares and the Wilshire 5000 IndexSM through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions.
(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	12.81%
Five Years Ended 12/31/16	14.31%
Ten Years Ended 12/31/16	6.76%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/16	13.37%
Five Years Ended 12/31/16	14.71%
Ten Years Ended 12/31/16	7.17%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire 5000 IndexSM Fund,

Institutional Class Shares and the Wilshire 5000 IndexSM through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions.
(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 13.4% during 2016. The year started with a loss as markets tumbled globally as worries over a slowing Chinese economy, falling oil prices, and weakness in U.S. earnings growth rattled investors. The U.S. market eventually rallied from its trough as investor concerns were met with sound economic data and aggressive action by some of the world’s major central banks. Mid-year markets were again shaken as investors were surprised by the outcome of the United Kingdom referendum to exit the European Union. The second half of the year was dominated by the news surrounding the U.S. presidential election. In November, markets responded favorably as investors cheered Donald Trump’s victory over Hillary Clinton. Stocks rallied to close the year on the hope that the new administration would fulfill campaign promises for reduced taxes, reduced regulation and increased spending on infrastructure. With signs of improving U.S. economic growth, the Federal Reserve raised its target for short-term interest rates in December and increased its predictions from two to three rate hikes for 2017. For the year, value securities significantly outperformed growth across the capitalization spectrum. This was especially prevalent in the second half of the year as investors rotated away from more defensive “bond-proxy” sectors and towards value areas of the market that are generally seen as beneficiaries of rising yields. Stable oil prices and hopes of deregulation further propelled cyclical sectors. Smaller capitalization securities outperformed larger capitalization stocks for the year as smaller cap stocks were seen as larger beneficiaries of the proposed tax cuts, fiscal expenditures, and nationalistic rhetoric.

Sector performance for the Wilshire 5000 Total Market Index was mixed for the year as investors favored risk and moved into pro-cyclical sectors. Telecom Services was the best performing sector, followed by Energy which returned 26.5% as commodity related industries fared well as oil prices rose 45% from their early 2016 lows. Financials was also a top contributor, returning 24.6% as bond yields rallied late in the year. Conversely more defensive, higher yielding sectors trailed, with Health Care and Real Estate returning -2.8% and -4.6%, respectively.

The Wilshire 5000 IndexSM Fund Institutional Class returned 12.81% for 2016, underperforming the Fund’s benchmark (the Wilshire 5000 IndexSM) return of 13.37% by 0.56%. Underperformance is attributable to Fund expenses and is well within the range of historical experiences.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	1.88%
Five Years Ended 12/31/16	4.83%
Inception (11/16/07) through 12/31/16	0.24%

MSCI ALL COUNTRY WORLD INDEX EX-U.S.(1)

Average Annual Total Returns

One Year Ended 12/31/16	4.50%
Five Years Ended 12/31/16	5.00%
Inception (11/16/07) through 12/31/16	-0.60%

On April 2, 2013, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical total returns would have been lower. For the year ended December 31, 2016, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.46% of average net assets.

(1)

The MSCI All Country World Ex-U.S. Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire International Equity Fund,

Investment Class Shares and the MSCI All Country World Index Ex-U.S. through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

One Year Ended 12/31/16	2.16%
Five Years Ended 12/31/16	5.05%
Inception (11/16/07) through 12/31/16	0.49%

MSCI ALL COUNTRY WORLD INDEX EX-U.S.(1)

Average Annual Total Returns

One Year Ended 12/31/16	4.50%
Five Years Ended 12/31/16	5.00%
Inception (11/16/07) through 12/31/16	-0.60%

On April 2, 2013, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical total returns would have been lower. For the year ended December 31, 2016, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.04% of average net assets.

(1)

The MSCI All Country World Ex-U.S. Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire International Equity Fund,

Institutional Class Shares and the MSCI All Country World Index Ex-U.S. through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

International stock markets underperformed the U.S. during 2016 as the MSCI All Country World ex-U.S. Index returned 4.5% for the year. Emerging economy stocks outperformed foreign developed securities for the first calendar year since 2012 with the MSCI Emerging Markets Index and the MSCI EAFE Index returning 11.2% and 1.0%, respectively. Foreign developed economies slumped to start the year as continued slack in the European economy and an anemic pulse related to Japan’s financial markets reforms weighed on returns. The second quarter started off by recording gains on behalf of European equities, only to retrench later in the period in the wake of the United Kingdom’s “Brexit” vote. International equity markets rallied during the third quarter with economically sensitive stocks leading as they surged on the back of heightened risk appetites, amid a low interest rate environment, and favorable monetary policy accommodations. The Bank of England signaled to the market the potential for further interest rates hikes and the Bank of Japan expanded its purchases of exchange-traded funds and its dollar-lending facility, enabling Japanese corporations easier access to U.S. dollars. During the fourth quarter, overseas markets experienced a volatile period as the U.S. presidential election outcome took the world by surprise. Protectionist proclamations regarding U.S. trade roiled emerging markets while discussions on pricing policy in the Health Care sector pummeled large pharmaceutical companies. Rhetoric involving infrastructure spending bolstered certain pockets of the market such as the Materials sector. European markets remained in a cautionary stance as the United Kingdom prepared to enact Article 50 to exit the European Union.

Sector performance for the MSCI All Country World ex-U.S. Index was mixed for 2016 as investors moved into pro-cyclical sectors. Energy and Materials were the leading sectors for the year returning 31.6% and 28.4%, respectively, as oil prices rebounded off early year lows and economic growth indicators favored the mining sector and construction related securities. Conversely, Health Care, Real Estate, and Telecom Services lagged returning -12.5%, -7.2%, and -3.7%, respectively.

The Wilshire International Equity Fund Institutional Class returned 2.16% for 2016, underperforming the MSCI All Country World ex U.S. Index return of 4.50% by 2.34%. Poor stock selection in the Materials and Energy sectors, an overweight exposure to the Health Care sector, and underweight exposures to Canada and Brazil weighed on overall returns for the year. Conversely, strong stock selection in the Information Technology and Consumer Discretionary sectors and regionally within Japan, France, and Switzerland boosted relative results.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well-positioned going into 2017 as the market deals with ongoing macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire Income Opportunities Fund(1) Commentary (Unaudited)

INVESTMENT CLASS SHARES

Total Return*

Inception (03/30/16) through 12/31/16**	3.92%

Bloomberg Barclays U.S. Universal Index(2)

Total Return

Inception (03/30/16) through 12/31/16**	1.05%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire Income Opportunities Fund,

Investment Class Shares and the Bloomberg Barclays U.S. Universal Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions.
**	Not annualized.
(1)	The Fund commenced operations on March 30, 2016.
(2)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

Wilshire Income Opportunities Fund(1) Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Total Return*

Inception (03/30/16) through 12/31/16**	3.82%

Bloomberg Barclays U.S. Universal Index(2)

Total Return

Inception (03/30/16) through 12/31/16**	1.05%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire Income Opportunities Fund,

Institutional Class Shares and the Bloomberg Barclays U.S. Universal Index through 12/31/16.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Assumes reinvestment of all distributions.
**	Not annualized.
(1)	The Fund commenced operations on March 30, 2016.
(2)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The U.S. fixed income market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.7% for the year. Volatility spiked at the start of the year as going concerns heightened for commodity-related companies. Investors pushed U.S. rates lower on the backs of reduced global growth expectations. U.S. Treasury securities extended their rally in the second quarter due to broad investor uncertainty over the United Kingdom’s decision to leave the European Union. Most of the rally occurred after the referendum results as investors sought out safe haven assets in the two trading days after the vote. Relative to the first two quarters of 2016, the third quarter was relatively quiet for fixed income markets. In anticipation if a December interest rate hike, Treasury rates rose across the curve. Yields rallied in the fourth quarter globally, but the sell-off was led by U.S. government bonds. The 10 year U.S. Treasury yield closed the year at 2.45% marking the end to a volatile year which saw yields reach historic lows in July at 1.37% before rallying to a December high of 2.60%. 2016 was a remarkable year for credit as the Bank of America U.S. High Yield Master II Index returned 17.5% and bank debt, as represented by the S&P/LSTA Leveraged Loan Index, returned 10.2%. With signs of improving U.S. economic growth, the Federal Reserve raised its target for short-term interest rates in December and increased its predictions from two to three rate hikes for 2017.

The Wilshire Income Opportunities Fund Institutional Class returned 3.82% for the period since inception, outperforming the Bloomberg Barclays U.S. Universal Index return of 1.05% by 2.77% during that time. The Fund benefited from strong performance from its emerging market debt and collateralized loan obligation holdings as well as shorter duration positioning and positive yield carry.

We are pleased with the Fund’s outperformance for the since inception period and believe the Fund is well-positioned going into 2017 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2016)

†	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses For the Six Months Ended December 31, 2016 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a portfolio (or a “fund”), you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2016 (Unaudited)

	Beginning Account Value 07/01/2016	Ending Account Value 12/31/2016	Net Expense Ratio(1)	Expenses Paid During Period 07/01/16-12/31/16(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,020.80	1.35%	$ 6.86
Institutional Class	$ 1,000.00	$ 1,022.00	1.11%	$ 5.64
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.35	1.35%	$ 6.85
Institutional Class	$ 1,000.00	$ 1,019.56	1.11%	$ 5.63
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,041.10	1.12%	$ 6.03
Institutional Class	$ 1,000.00	$ 1,040.10	1.13%	$ 6.08
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,019.51	1.12%	$ 5.69
Institutional Class	$ 1,000.00	$ 1,019.46	1.13%	$ 5.74
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,154.40	1.64%	$ 8.88
Institutional Class	$ 1,000.00	$ 1,155.50	1.36%	$ 7.37
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,016.89	1.64%	$ 8.31
Institutional Class	$ 1,000.00	$ 1,018.30	1.36%	$ 6.90
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,208.90	1.55%	$ 8.61
Institutional Class	$ 1,000.00	$ 1,209.80	1.36%	$ 7.55
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,017.34	1.55%	$ 7.86
Institutional Class	$ 1,000.00	$ 1,018.30	1.36%	$ 6.90

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses - (Concluded) For the Six Months Ended December 31, 2016 (Unaudited)

	Beginning Account Value 07/01/2016	Ending Account Value 12/31/2016	Net Expense Ratio(1)	Expenses Paid During Period 07/01/16-12/31/16(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,085.40	0.69%	$ 3.62
Institutional Class	$ 1,000.00	$ 1,087.20	0.36%	$ 1.83
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,021.67	0.69%	$ 3.51
Institutional Class	$ 1,000.00	$ 1,023.33	0.36%	$ 1.83
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,016.50	1.54%	$ 7.81
Institutional Class	$ 1,000.00	$ 1,017.00	1.28%	$ 6.49
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,017.39	1.54%	$ 7.81
Institutional Class	$ 1,000.00	$ 1,018.70	1.28%	$ 6.50
Wilshire Income Opportunity Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,006.00	1.15%	$ 5.80
Institutional Class	$ 1,000.00	$ 1,007.00	0.86%	$ 4.34
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,020.31	1.15%	$ 5.84
Institutional Class	$ 1,000.00	$ 1,020.81	0.86%	$ 4.37

(1)	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	December 31, 2016

	Shares	Value
COMMON STOCKS — 98.9% (a)
Consumer Discretionary — 16.1%
Amazon.com, Inc. (b)	13,689	$10,264,970
NIKE, Inc. - Class B	39,300	1,997,619
O'Reilly Automotive, Inc. (b)	8,700	2,422,167
Priceline Group, Inc. (The) (b)	1,400	2,052,484
Starbucks Corp.	40,540	2,250,781
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	10,575	2,695,990
Yum! Brands, Inc.	27,634	1,750,061
Other Securities (c) (d)		11,003,571
		34,437,643
Consumer Staples — 9.3%
Coca-Cola Co. (The)	77,454	3,211,243
Constellation Brands, Inc. - Class A	11,850	1,816,724
Danone SA - ADR	184,005	2,314,783
Monster Beverage Corp. (b)	113,826	5,047,045
Procter & Gamble Co. (The)	32,285	2,714,523
Other Securities (c)		4,945,019
		20,049,337
Energy — 2.5%
Halliburton Co.	42,425	2,294,769
Schlumberger Ltd.	26,334	2,210,739
Other Securities (c) (d)		819,355
		5,324,863
Financials — 4.2%
Charles Schwab Corp. (The)	75,900	2,995,774
Other Securities (c) (d)		6,113,276
		9,109,050
Health Care — 15.2%
Alexion Pharmaceuticals, Inc. (b)	18,105	2,215,147
Amgen, Inc.	16,528	2,416,559
Celgene Corp. (b)	30,758	3,560,239
Cerner Corp. (b)	41,779	1,979,071
Edwards Lifesciences Corp. (b)	27,925	2,616,572
Merck & Co., Inc.	29,346	1,727,599
Novartis AG - ADR	20,227	1,473,335
Novo Nordisk A/S - ADR (d)	72,794	2,610,394
Regeneron Pharmaceuticals, Inc. (b)	6,472	2,375,806
Shire plc - ADR (d)	9,550	1,627,129
Varian Medical Systems, Inc. (b)	22,399	$2,010,982
Other Securities (c) (d)		8,022,407
		32,635,240
Industrials — 8.4%
Acuity Brands, Inc.	9,000	2,077,740
Canadian Pacific Railway Ltd.	13,425	1,916,688
Deere & Co.	33,774	3,480,073
Expeditors International of Washington, Inc.	48,010	2,542,610
United Parcel Service, Inc. - Class B	22,389	2,566,674
Other Securities (c) (d)		5,503,505
		18,087,290
Information Technology — 38.7%
Adobe Systems, Inc. (b)	25,150	2,589,192
Alibaba Group Holding Ltd. - ADR (b) (d)	39,351	3,455,411
Alphabet, Inc. - Class A (b)	4,261	3,376,629
Alphabet, Inc. - Class C (b)	8,396	6,480,201
Apple, Inc.	62,992	7,295,733
Applied Materials, Inc.	75,800	2,446,066
Autodesk, Inc. (b)	34,968	2,587,982
Cisco Systems, Inc.	131,755	3,981,636
Facebook, Inc. - Class A (b)	82,344	9,473,678
International Business Machines Corp.	10,159	1,686,292
Microsoft Corp.	71,427	4,438,473
Oracle Corp.	97,766	3,759,102
Palo Alto Networks, Inc. (b) (d)	14,075	1,760,079
QUALCOMM, Inc.	73,245	4,775,575
Red Hat, Inc. (b)	24,175	1,684,998
Sabre Corp. (d)	74,935	1,869,628
salesforce.com, Inc. (b)	34,400	2,355,024
Visa, Inc. - Class A (d)	91,744	7,157,868
Other Securities (c) (d)		11,843,095
		83,016,662
Materials — 2.8%
Sherwin-Williams Co. (The)	8,800	2,364,912
Other Securities (c) (d)		3,557,993
		5,922,905
Real Estate — 1.4%
Other Securities (c) (d)		3,103,777

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
COMMON STOCKS — 98.9% (a) (Continued)
Telecommunication Services — 0.3%
Other Securities (c)		$608,639

Total Common Stocks (Cost $161,314,240)		212,295,406

MONEY MARKET FUNDS — 4.6%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (e)	2,111,500	2,111,500
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (e) (f)	7,815,619	7,815,619

Total Money Market Funds (Cost $9,927,119)		9,927,119

Total Investments at Value — 103.5% (Cost $171,241,359)		222,222,525

Liabilities in Excess of Other Assets — (3.5%)		(7,421,091)

NET ASSETS — 100.0%		$214,801,434

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

Ltd. — Limited.

plc — Public Limited Company.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2016.

(d)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $22,586,674.
(e)	The rate shown is the 7-day effective yield as of December 31, 2016.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $7,815,619. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $15,374,737 (Note 6).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	December 31, 2016

	Shares	Value
COMMON STOCKS — 99.9% (a)
Consumer Discretionary — 7.7%
Ford Motor Co.	163,064	$1,977,966
Hilton Worldwide Holdings, Inc.	55,675	1,514,360
Omnicom Group, Inc.	15,150	1,289,416
Target Corp.	21,174	1,529,397
Other Securities (b) (c)		8,026,420
		14,337,559
Consumer Staples — 5.2%
Altria Group, Inc.	28,100	1,900,122
Philip Morris International, Inc.	22,796	2,085,606
Wal-Mart Stores, Inc.	44,940	3,106,252
Other Securities (b)		2,569,063
		9,661,043
Energy — 12.2%
BP plc - ADR (c)	76,603	2,863,421
Chevron Corp.	11,459	1,348,724
ConocoPhillips	56,225	2,819,122
Exxon Mobil Corp.	39,857	3,597,494
Occidental Petroleum Corp.	24,900	1,773,627
Phillips 66	16,400	1,417,124
Royal Dutch Shell plc - Class A - ADR (c)	49,714	2,703,447
Other Securities (b) (c)		6,110,318
		22,633,277
Financials — 33.4%
American Express Co.	21,610	1,600,869
American International Group, Inc.	31,698	2,070,196
Bank of America Corp.	260,335	5,753,404
Capital One Financial Corp.	14,025	1,223,541
Citigroup, Inc.	50,779	3,017,796
Franklin Resources, Inc.	37,545	1,486,031
Goldman Sachs Group, Inc. (The)	7,756	1,857,174
JPMorgan Chase & Co.	68,352	5,898,094
Loews Corp. (c)	50,355	2,358,124
MetLife, Inc.	44,715	2,409,690
Morgan Stanley	46,535	1,966,104
State Street Corp.	50,435	3,919,808
UBS Group AG (c)	88,375	1,384,836
Voya Financial, Inc.	45,003	1,765,017
Wells Fargo & Co.	78,042	4,300,895
XL Group Ltd.	60,973	$2,271,854
Other Securities (b) (c)		18,656,246
		61,939,679
Health Care — 9.5%
Cigna Corp.	10,550	1,407,264
Johnson & Johnson	40,340	4,647,571
Medtronic plc	22,120	1,575,608
Merck & Co., Inc.	66,054	3,888,599
Pfizer, Inc.	118,177	3,838,389
Other Securities (b) (c)		2,187,285
		17,544,716
Industrials — 8.7%
Dover Corp.	19,775	1,481,741
Parker-Hannifin Corp.	12,150	1,701,000
Southwest Airlines Co.	31,400	1,564,976
Stanley Black & Decker, Inc.	19,125	2,193,446
United Technologies Corp.	13,495	1,479,322
Other Securities (b) (c)		7,775,800
		16,196,285
Information Technology — 11.1%
Cisco Systems, Inc.	59,511	1,798,422
Hewlett Packard Enterprise Co.	59,860	1,385,160
Intel Corp.	59,697	2,165,210
International Business Machines Corp.	16,129	2,677,252
Oracle Corp.	77,760	2,989,873
QUALCOMM, Inc.	43,706	2,849,630
Other Securities (b) (c)		6,707,250
		20,572,797
Materials — 3.6%
E.I. du Pont de Nemours and Co.	20,400	1,497,361
International Paper Co. (c)	23,695	1,257,257
Other Securities (b) (c)		3,989,375
		6,743,993
Real Estate — 2.1%
Other Securities (b)		3,792,558

Telecommunication Services — 2.6%
AT&T, Inc.	66,676	2,835,730
Verizon Communications, Inc.	34,050	1,817,589
Other Securities (b)		239,655
		4,892,974

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
COMMON STOCKS — 99.9% (a) (Continued)
Utilities — 3.8%
Entergy Corp.	38,263	$2,811,182
Other Securities (b)		4,259,583
		7,070,765
Total Common Stocks (Cost $155,149,455)		185,385,646

RIGHTS — 0.0% (d)
Other Securities (b) (Cost $0)		1,189

MONEY MARKET FUNDS — 2.5%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (e)	9,805	9,805
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (e) (f)	4,729,193	4,729,193

Total Money Market Funds (Cost $4,738,998)		4,738,998

Total Investments at Value — 102.4% (Cost $159,888,453)		190,125,833

Liabilities in Excess of Other Assets — (2.4%)		(4,517,574)

NET ASSETS — 100.0%		$185,608,259

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

Ltd. — Limited.

plc — Public Limited Company.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)

Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2016.

(c)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $14,358,569.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2016.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $4,729,193. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $9,915,530 (Note 6).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.2% (a)
Consumer Discretionary — 16.4%
Chuy's Holdings, Inc. (b)	10,242	$332,352
Dorman Products, Inc. (b)	6,370	465,392
Drew Industries, Inc. (b)	4,060	437,465
G-III Apparel Group Ltd. (b) (c)	10,692	316,056
Monro Muffler Brake, Inc. (c)	6,300	360,359
Popeyes Louisiana Kitchen, Inc. (b)	7,453	450,756
Sonic Corp. (c)	18,892	500,826
Steven Madden Ltd. (b)	16,300	582,724
Other Securities (c) (d)		2,632,264
		6,078,194
Consumer Staples — 5.0%
B&G Foods, Inc. (c)	10,140	444,132
Calavo Growers, Inc. (c)	5,280	324,192
Inter Parfums, Inc.	9,765	319,803
J & J Snack Foods Corp.	2,225	296,882
Other Securities (c) (d)		467,658
		1,852,667
Energy — 3.3%
Matador Resources Co. (b) (c)	9,060	233,386
Oasis Petroleum, Inc. (b)	31,539	477,500
PDC Energy, Inc. (b)	3,130	227,175
Other Securities (c) (d)		273,287
		1,211,348
Financials — 9.7%
CenterState Banks, Inc.	11,750	295,748
LegacyTexas Financial Group, Inc.	5,480	235,969
Pinnacle Financial Partners, Inc.	6,680	462,923
PrivateBancorp, Inc.	6,415	347,628
South State Corp.	7,460	652,003
Texas Capital Bancshares, Inc. (b)	3,890	304,976
Other Securities (c) (d)		1,293,750
		3,592,997
Health Care — 21.6%
Aceto Corp. (c)	10,150	222,995
Cambrex Corp. (b)	10,945	590,483
Cantel Medical Corp.	4,560	359,100
Cotiviti Holdings, Inc. (b) (c)	13,080	449,951
Eagle Pharmaceuticals, Inc. (b) (c)	4,630	367,344
ICON plc (b)	5,520	415,104
Medidata Solutions, Inc. (b)	7,770	385,936
Neogen Corp. (b)	6,470	$427,020
PRA Health Sciences, Inc. (b)	12,925	712,427
Prestige Brands Holdings, Inc. (b)	9,134	475,881
Repligen Corp. (b)	16,095	496,047
Supernus Pharmaceuticals, Inc. (b)	23,270	587,567
Vascular Solutions, Inc. (b)	7,920	444,312
Other Securities (c) (d)		2,096,611
		8,030,778
Industrials — 13.7%
CEB, Inc.	6,570	398,141
Knoll, Inc.	19,498	544,578
Saia, Inc. (b)	8,540	377,041
SiteOne Landscape Supply, Inc. (b)	7,820	271,589
WageWorks, Inc. (b)	9,775	708,687
Other Securities (c) (d)		2,766,012
		5,066,048
Information Technology — 20.7%
BroadSoft, Inc. (b) (c)	11,585	477,881
CEVA, Inc. (b)	10,694	358,783
Ellie Mae, Inc. (b) (c)	5,530	462,750
Inphi Corp. (b) (c)	7,195	321,041
LogMeIn, Inc.	6,060	585,094
MAXIMUS, Inc.	9,570	533,910
Pegasystems, Inc.	16,964	610,704
Qualys, Inc. (b)	11,480	363,342
Silicon Laboratories, Inc. (b)	5,075	329,874
SPS Commerce, Inc. (b)	5,300	370,417
Other Securities (c) (d)		3,280,285
		7,694,081
Materials — 3.2%
Other Securities (c) (d)		1,195,313

Real Estate — 2.0%
Other Securities (c) (d)		740,884

Telecommunication Services — 1.2%
Cogent Communications Holdings, Inc.	9,945	411,226
Other Securities (d)		20,293
		431,519

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.2% (a) (Continued)
Utilities — 0.4%
Other Securities (d)		$138,749

Total Common Stocks (Cost $27,660,691)		36,032,578

RIGHTS — 0.0% (e)
Other Securities (d) (Cost $0)		360

MONEY MARKET FUNDS — 8.6%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (f)	1,076,691	1,076,691
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (f) (g)	2,128,325	2,128,325

Total Money Market Funds (Cost $3,205,016)		3,205,016

Total Investments at Value — 105.8% (Cost $30,865,707)		39,237,954

Liabilities in Excess of Other Assets — (5.8%)		(2,150,775)

Net Assets — 100.0%		$37,087,179

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

Ltd. — Limited.

plc — Public Limited Company.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $4,691,378.
(d)

Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2016.

(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of December 31, 2016.
(g)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $2,128,325. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $2,721,691 (Note 6).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.6% (a)
Consumer Discretionary — 11.9%
Cooper Tire & Rubber Co.	8,370	$325,175
Fred's, Inc. - Class A (b)	18,675	346,608
Hooker Furniture Corp.	13,993	531,034
M/I Homes, Inc. (c)	10,864	273,556
Scholastic Corp. (b)	4,569	216,981
Stoneridge, Inc. (c)	22,433	396,839
Taylor Morrison Home Corp. - Class A (b) (c)	23,880	459,929
TRI Pointe Group, Inc. (c)	43,630	500,872
Other Securities (b) (d)		1,802,333
		4,853,327
Consumer Staples — 3.8%
Inter Parfums, Inc.	7,353	240,811
John B. Sanfilippo & Son, Inc. (b)	5,854	412,062
TreeHouse Foods, Inc. (b) (c)	6,904	498,399
Other Securities (b) (d)		390,733
		1,542,005
Energy — 4.4%
PDC Energy, Inc. (c)	6,360	461,608
Synergy Resources Corp. (b) (c)	42,730	380,724
Other Securities (b) (d)		946,538
		1,788,870
Financials — 30.7%
Ameris Bancorp	8,710	379,756
Bank of N.T. Butterfield & Son Ltd. (The)	17,390	546,741
Banner Corp.	4,030	224,914
Capital Bank Financial Corp. - Class A	13,580	533,015
Dime Community Bancshares, Inc.	13,993	281,259
Greenhill & Co., Inc.	8,910	246,807
Greenlight Capital Re Ltd. - Class A (c)	10,095	230,166
Heritage Financial Corp.	14,605	376,079
Hilltop Holdings, Inc.	6,995	208,451
HomeStreet, Inc. (c)	11,455	361,978
PacWest Bancorp	10,160	553,110
PrivateBancorp, Inc.	7,920	429,185
Western Alliance Bancorp (c)	15,605	760,119
Other Securities (b) (d)		7,399,139
		12,530,719
Health Care — 2.7%
Analogic Corp.	6,140	$509,312
Other Securities (b) (d)		601,397
		1,110,709
Industrials — 10.2%
Albany International Corp. - Class A	8,040	372,252
Brady Corp. - Class A	5,920	222,295
EnerSys	6,270	489,687
GP Strategies Corp. (c)	8,150	233,089
Orbital ATK, Inc.	4,772	418,647
Other Securities (b) (d)		2,421,158
		4,157,128
Information Technology — 15.8%
Coherent, Inc. (c)	3,620	497,333
Cray, Inc. (b) (c)	13,925	288,248
Electronics For Imaging, Inc. (c)	10,660	467,547
Entegris, Inc. (c)	30,695	549,441
Integrated Device Technology, Inc. (c)	16,405	386,502
Lattice Semiconductor Corp. (b) (c)	81,605	600,612
Mitel Networks Corp. (c)	114,850	780,979
Novanta, Inc. (c)	22,245	467,145
Ultratech, Inc. (c)	10,385	249,032
Other Securities (b) (d)		2,156,017
		6,442,856
Materials — 8.4%
Boise Cascade Co. (c)	15,190	341,776
Deltic Timber Corp. (b)	2,615	201,538
Landec Corp. (c)	35,525	490,244
Louisiana-Pacific Corp. (c)	13,530	256,124
Materion Corp.	12,490	494,604
Schweitzer-Mauduit International, Inc.	5,195	236,528
Other Securities (b) (d)		1,394,831
		3,415,645
Real Estate — 7.2%
Brandywine Realty Trust	25,303	417,753
Forestar Group, Inc. (c)	35,388	470,660
Ramco-Gershenson Properties Trust	30,685	508,756
Other Securities (b) (d)		1,528,844
		2,926,013
Telecommunication Services — 0.0% (e)
Other Securities (d)		22,506

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.6% (a) (Continued)
Utilities — 2.5%
Other Securities (b) (d)		$1,004,298

Total Common Stocks (Cost $31,105,936)		39,794,076

MONEY MARKET FUNDS — 7.7%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (f)	927,765	927,765
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (f) (g)	2,227,822	2,227,822

Total Money Market Funds (Cost $3,155,587)		3,155,587

Total Investments at Value — 105.3% (Cost $34,261,523)		42,949,663

Liabilities in Excess of Other Assets — (5.3%)		(2,153,883)

NET ASSETS — 100.0%		$40,795,780

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

Ltd. — Limited.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $3,523,566.
(c)	Non-income producing security.
(d)

Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2016.

(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of December 31, 2016.
(g)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $2,227,822. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $1,431,817 (Note 6).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	December 31, 2016

	Shares	Value
COMMON STOCKS — 99.9% (a)
Consumer Discretionary — 12.5%
Amazon.com, Inc. (b)	3,129	$2,346,342
Comcast Corp. - Class A	17,971	1,240,897
Home Depot, Inc. (The)	8,948	1,199,747
McDonald's Corp.	6,521	793,735
Walt Disney Co. (The)	11,556	1,204,365
Other Securities (c) (d)		14,902,048
		21,687,134
Consumer Staples — 8.8%
Altria Group, Inc.	15,325	1,036,277
Coca-Cola Co. (The)	30,590	1,268,260
CVS Health Corp.	8,374	660,791
PepsiCo, Inc.	11,262	1,178,343
Philip Morris International, Inc.	11,474	1,049,756
Procter & Gamble Co. (The)	21,239	1,785,774
Wal-Mart Stores, Inc.	12,204	843,539
Other Securities (c) (d)		7,353,709
		15,176,449
Energy — 7.0%
Chevron Corp.	14,824	1,744,784
Exxon Mobil Corp.	32,562	2,939,045
Schlumberger Ltd.	10,103	848,148
Other Securities (c) (d)		6,681,678
		12,213,655
Financials — 15.8%
Bank of America Corp.	80,198	1,772,375
Berkshire Hathaway, Inc. - Class B (b)	15,617	2,545,258
Citigroup, Inc.	22,615	1,344,008
Goldman Sachs Group, Inc. (The)	2,988	715,476
JPMorgan Chase & Co.	28,098	2,424,575
U.S. Bancorp	12,784	656,713
Wells Fargo & Co.	36,042	1,986,274
Other Securities (c) (d)		16,051,315
		27,495,994
Health Care — 12.5%
AbbVie, Inc.	11,400	713,868
Amgen, Inc.	5,213	762,192
Bristol-Myers Squibb Co.	13,125	767,025
Celgene Corp. (b)	6,153	712,210
Gilead Sciences, Inc.	10,467	749,541
Johnson & Johnson	21,363	2,461,230
Merck & Co., Inc.	21,655	1,274,830
Pfizer, Inc.	48,162	$1,564,301
UnitedHealth Group, Inc.	7,072	1,131,802
Other Securities (c) (d)		11,509,212
		21,646,211
Industrials — 10.7%
3M Co.	4,723	843,386
Boeing Co. (The)	4,481	697,602
General Electric Co.	69,471	2,195,283
Honeywell International, Inc.	6,049	700,777
Union Pacific Corp.	6,123	634,832
United Technologies Corp.	6,535	716,367
Other Securities (c) (d)		12,760,422
		18,548,669
Information Technology — 19.2%
Alphabet, Inc. - Class C (b)	4,481	3,458,524
Apple, Inc.	42,322	4,901,733
Cisco Systems, Inc.	39,423	1,191,362
Facebook, Inc. - Class A (b)	17,278	1,987,833
Intel Corp.	37,618	1,364,404
International Business Machines Corp.	6,905	1,146,160
Mastercard, Inc. - Class A	7,452	769,418
Microsoft Corp.	61,062	3,794,392
Oracle Corp.	25,305	972,976
QUALCOMM, Inc.	11,605	756,645
Visa, Inc. - Class A (d)	12,229	954,106
Other Securities (c) (d)		12,085,231
		33,382,784
Materials — 3.2%
Other Securities (c) (d)		5,497,223

Real Estate — 4.4%
Other Securities (c) (d)		7,679,336

Telecommunication Services — 2.6%
AT&T, Inc.	48,750	2,073,338
Verizon Communications, Inc.	32,363	1,727,537
Other Securities (c) (d)		639,435
		4,440,310
Utilities — 3.2%
Other Securities (c) (d)		5,539,299

Total Common Stocks (Cost $64,138,598)		173,307,064

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
RIGHTS — 0.0% (e)
Other Securities (c) (d) (Cost $0)		$12,313

MONEY MARKET FUNDS — 2.7%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (f)	140,499	140,499
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (f) (g)	4,582,659	4,582,659

Total Money Market Funds (Cost $4,723,158)		4,723,158

Total Investments at Value — 102.6% (Cost $68,861,756)		178,042,535

Liabilities in Excess of Other Assets — (2.6%)		(4,513,156)

NET ASSETS — 100.0%		$173,529,379

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

Ltd. — Limited.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2016.

(d)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $10,033,391.
(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of December 31, 2016.
(g)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $4,582,659. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $5,762,682 (Note 6).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.4%
Australia — 3.4%
CSL Ltd. (a)	51,905	$3,753,524
Other Securities (a) (b) (c)		5,377,476
		9,131,000
Austria — 0.1%
Other Securities (a) (b)		241,359

Belgium — 0.2%
Other Securities (a) (b)		585,858

Brazil — 2.1%
Ambev S.A. - ADR	722,901	3,549,444
Other Securities (a) (b) (c)		1,979,492
		5,528,936
Canada — 5.1%
Canadian Pacific Railway Ltd.	26,853	3,833,804
Constellation Software, Inc.	6,035	2,742,046
Other Securities (b) (c)		7,210,419
		13,786,269
Chile — 0.1%
Other Securities (b)		161,738

China — 4.7%
China Mobile Ltd. - ADR (c)	47,000	2,464,210
Ctrip.com International Ltd. - ADR (c) (d)	67,397	2,695,880
Tencent Holdings Ltd. (a)	129,855	3,148,638
Other Securities (a) (b) (c)		4,416,739
		12,725,467
Colombia — 0.0% (e)
Other Securities (b)		128,031

Czech Republic — 0.0% (e)
Other Securities (a) (b)		24,100

Denmark — 3.6%
Carlsberg A/S - Series B (a)	24,511	2,110,825
Chr. Hansen Holding A/S (a)	43,850	2,424,812
Coloplast A/S - Series B (a)	40,404	2,721,188
Novozymes A/S (a)	65,724	2,261,382
Other Securities (a) (b)		214,010
		9,732,217
Finland — 0.4%
Other Securities (a) (b)		1,120,743

France — 11.1%
AXA S.A. (a)	123,063	$3,101,889
EADS N.V. (a)	51,910	3,428,166
Essilor International S.A. (a)	21,887	2,469,168
Hermes International (a)	6,085	2,495,868
LVMH Moet Hennessy Louis Vuitton SE (a)	14,975	2,854,956
Société Générale S.A. (a)	43,960	2,161,987
Total S.A. - ADR (c)	59,970	3,056,671
Other Securities (a) (b) (c)		10,159,936
		29,728,641
Germany — 5.1%
adidas AG (a)	13,208	2,082,886
E.ON SE (a) (d)	288,760	2,031,161
Other Securities (a) (b) (c)		9,619,386
		13,733,433
Greece — 0.0% (e)
Other Securities (a) (b)		64,627

Hong Kong — 1.7%
Other Securities (a) (b)		4,472,005

Hungary — 0.0% (e)
Other Securities (b)		8,498

India — 1.0%
HDFC Bank Ltd. - ADR	45,016	2,731,571

Indonesia — 0.0% (e)
Other Securities (a) (b)		64,726

Ireland — 2.2%
AerCap Holdings N.V. (d)	53,485	2,225,511
Experian plc (a)	186,151	3,603,943
		5,829,454
Israel — 0.1%
Other Securities (a) (b)		231,453

Italy — 2.1%
Intesa Sanpaolo SpA (a)	1,025,035	2,596,240
Luxottica Group SpA (a)	38,825	2,086,450
Other Securities (a) (b) (c)		1,045,081
		5,727,771

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.4% (Continued)
Japan — 14.7%
Keyence Corp. (a)	4,730	$3,236,223
Mazda Motor Corp. (a)	159,400	2,595,443
Mitsubishi Estate Company Ltd. (a)	104,000	2,065,749
Sysmex Corp. (a)	34,675	2,003,332
Other Securities (a) (b)		29,570,905
		39,471,652
Jersey — 0.1%
Other Securities (a) (b)		351,838

Luxembourg — 0.2%
Other Securities (a) (b)		581,954

Malaysia — 0.2%
Other Securities (a) (b)		495,134

Mexico — 0.5%
Other Securities (b)		1,336,524

Netherlands — 5.4%
Aegon N.V. (a)	419,376	2,303,622
Royal Dutch Shell plc - Class A - ADR (c)	52,125	2,834,557
Other Securities (a) (b) (c)		9,480,653
		14,618,832
Norway — 0.9%
DNB ASA (a) (d)	140,441	2,084,747
Other Securities (a) (b)		365,179
		2,449,926
Poland — 0.0% (e)
Other Securities (a) (b)		59,955

Portugal — 0.1%
Other Securities (a) (b)		145,432

Russia — 1.2%
Yandex N.V. - Class A (d)	104,818	2,109,987
Other Securities (a) (b)		1,050,639
		3,160,626
Singapore — 0.8%
DBS Group Holdings Ltd. (a)	168,310	2,008,122
Other Securities (a) (b) (c)		272,455
		2,280,577
South Africa — 0.9%
Shoprite Holdings Ltd. (a)	172,093	$2,150,630
Other Securities (a) (b)		346,973
		2,497,603
South Korea — 1.7%
Other Securities (a) (b)		4,471,197

Spain — 3.1%
ACS Actividades de Construccion y Servicios S.A. (a)	64,641	2,039,663
Other Securities (a) (b) (c)		6,417,089
		8,456,752
Sweden — 1.1%
Other Securities (a) (b)		2,902,269

Switzerland — 6.5%
Julius Baer Group Ltd. (a)	46,577	2,063,361
Nestlé S.A. (a)	67,167	4,811,492
Roche Holdings AG (a) (d)	15,636	3,564,127
SGS S.A. (a)	1,326	2,694,013
Other Securities (a) (b) (c)		4,289,131
		17,422,124
Taiwan — 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (c)	152,213	4,376,125
Other Securities (a) (b)		2,907,113
		7,283,238
Thailand — 0.1%
Other Securities (a) (b)		336,560

Turkey — 0.1%
Other Securities (a) (b)		331,172

United Kingdom — 7.1%
Compass Group plc (a)	181,338	3,351,181
HSBC Holdings plc - ADR	73,235	2,942,582
Reckitt Benckiser Group plc (a)	55,665	4,714,950
Other Securities (a) (b)		8,187,152
		19,195,865
United States — 7.0%
Accenture plc - Class A	33,629	3,938,965
Chubb Ltd.	34,198	4,518,240
Core Laboratories N.V. (c)	27,367	3,285,134

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2016

	Shares	Value
COMMON STOCKS — 97.4% (Continued)
United States — 7.0% (Continued)
ICON plc (d)	27,115	$2,039,048
Lazard Ltd. - Class A	51,566	2,118,847
Schlumberger Ltd.	35,360	2,968,472
		18,868,706
Total Common Stocks (Cost $248,747,665)		262,475,833

RIGHTS — 0.0%
Other Securities (b) (Cost $0)		0

EXCHANGE-TRADED FUNDS — 0.4%
Other Securities (b) (c) (Cost $1,238,009)		1,113,756

MONEY MARKET FUNDS — 5.8%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (f)	6,874,936	6,874,936
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (f) (g)	8,828,715	8,828,715

Total Money Market Funds (Cost $15,703,651)		15,703,651

Total Investments at Value — 103.6% (Cost $265,689,325)		279,293,240

Liabilities in Excess of Other Assets — (3.6%)		(9,692,727)

NET ASSETS — 100.0%		$269,600,513

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

Ltd. — Limited.

plc — Public Limited Company.

(a)

Security value has been determined in good faith in accordance with procedures approved by the Board of Directors. The total value of such securities is $194,652,920 at December 31, 2016, representing 72.2% of net assets.

(b)

Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2016.

(c)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $19,967,056.
(d)	Non-income producing security.
(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of December 31, 2016.
(g)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $8,828,715. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $11,735,202.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments	December 31, 2016

	Coupon	Maturity	Par Value	Value
U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bonds — 0.3%
U.S. Treasury Bonds	2.750%	11/15/42	$1,180,000	$1,114,501

U.S. Treasury Notes — 8.7%
U.S. Treasury Notes	0.625%	05/31/17	2,450,000	2,450,191
U.S. Treasury Notes	1.000%	02/15/18	4,280,000	4,281,507
U.S. Treasury Notes	2.000%	11/30/20	5,030,000	5,082,071
U.S. Treasury Notes	2.125%	01/31/21	5,080,000	5,147,666
U.S. Treasury Notes	2.250%	03/31/21	5,590,000	5,691,101
U.S. Treasury Notes	1.750%	03/31/22	3,030,000	2,989,640
U.S. Treasury Notes	1.500%	03/31/23	2,780,000	2,671,188
U.S. Treasury Notes	2.125%	05/15/25	3,430,000	3,362,470
U.S. Treasury Notes *	2.000%	11/15/26	2,999,000	2,885,482
				34,561,316
U.S. Treasury Inflation-Protection Notes — 2.8%
U.S. Treasury Inflation-Protection Notes	0.125%	04/15/21	1,336,043	1,343,690
U.S. Treasury Inflation-Protection Notes	0.625%	01/15/24	1,947,587	1,981,808
U.S. Treasury Inflation-Protection Notes	0.125%	07/15/24	2,962,381	2,910,228
U.S. Treasury Inflation-Protection Notes	0.125%	07/15/26	1,956,337	1,891,779
U.S. Treasury Inflation-Protection Notes	1.000%	02/15/46	3,060,452	3,073,385
				11,200,890
U.S. Treasury Strips — 1.5%
U.S. Treasury Bonds, Stripped Principal Payment *(a)	2.921%	11/15/44	14,084,000	5,861,563

Total U.S. Treasury Obligations (Cost $53,823,803)				52,738,270

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
Federal Home Loan Mortgage Corp. — 1.5%
Federal Home Loan Mortgage Corp.	2.874%	09/15/29	$3,000,000	$1,932,201
Federal Home Loan Mortgage Corp.	3.068%	12/14/29	1,450,000	945,175
Federal Home Loan Mortgage Corp.	4.288%	03/15/31	1,250,000	767,039
Federal Home Loan Mortgage Corp.	6.750%	03/15/31	249,000	350,938
Federal Home Loan Mortgage Corp.	3.000%	03/01/46	447,902	445,236
Federal Home Loan Mortgage Corp.	3.000%	04/01/46	461,394	458,925
Federal Home Loan Mortgage Corp.	3.000%	05/01/46	945,844	940,193
				5,839,707
Federal National Mortgage Association — 3.1%
Federal National Mortgage Association	2.125%	04/24/26	800,000	756,553
Federal National Mortgage Association *	1.875%	09/24/26	1,400,000	1,286,215
Federal National Mortgage Association *	2.948%	05/15/29	3,700,000	2,413,062
Federal National Mortgage Association	3.018%	01/15/30	775,000	497,121
Federal National Mortgage Association	3.075%	05/15/30	2,900,000	1,864,865
Federal National Mortgage Association	3.500%	07/01/42	998,156	1,026,788
Federal National Mortgage Association	3.000%	07/01/46	4,762,701	4,701,261
				12,545,865
Tennessee Valley Authority — 0.3%
Tennessee Valley Authority *	5.375%	04/01/56	410,000	512,717
Tennessee Valley Authority *	4.250%	09/15/65	700,000	720,594
				1,233,311
Total U.S. Government Agency Obligations (Cost $20,596,508)				19,618,883

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.8%
Federal Home Loan Mortgage Corp. — 1.6%
Federal Home Loan Mortgage Corp., Series 4249, Class CS	4.300%	09/15/43	$1,336,261	$1,230,387
Federal Home Loan Mortgage Corp., Series 4355, Class ZX	4.000%	05/15/44	4,972,442	5,264,314
				6,494,701
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.3%
Federal Home Loan Mortgage Corp. REMIC, Series K-722, Class X1 (b)	1.311%	03/01/23	2,275,418	149,547
Federal Home Loan Mortgage Corp., Series 4077, Class TS (b)	5.299%	05/15/41	2,154,390	339,201
Federal Home Loan Mortgage Corp., Series 3966, Class SA (b)	5.361%	12/15/41	2,852,485	447,217
Federal Home Loan Mortgage Corp., Series 4089, Class SH	5.518%	08/15/42	2,265,064	388,130
				1,324,095
Federal National Mortgage Association — 1.3%
Federal National Mortgage Association, Series 2016-75, Class ZP	3.000%	10/25/46	1,402,174	1,318,896
Federal National Mortgage Association, Series 2016-73, Class DZ	3.000%	10/25/46	4,030,075	3,605,845
				4,924,741
Federal National Mortgage Association Interest-Only Strips — 0.6%
Federal National Mortgage Association, Series 2011-124, Class NS (b)	5.915%	12/25/41	2,525,305	437,204
Federal National Mortgage Association, Series 2012-20, Class SA (b)	5.865%	03/25/42	$2,327,460	$428,807
Federal National Mortgage Association, Series 2012-76, Class SC (b)	5.415%	07/25/42	1,064,505	183,575
Federal National Mortgage Association, Series 2014-28, Class SD (b)	5.293%	05/25/44	7,521,549	1,207,428
				2,257,014
Total Agency Mortgage-Backed Obligations (Cost $15,790,630)				15,000,551

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4%
A10, LLC, Series 2016-1, Class A-1	2.420%	03/15/35	163,000	162,544
AABS Ltd., Series 2013-1, Class A	4.875%	01/15/38	385,167	383,049
Alliance Bancorp Trust, Series 2007-OA1, Class A-1 (b)	0.764%	07/25/37	1,203,136	868,735
American Home Mortgage Assets, Series 2006-4, Class I-A1-1 (b)	0.774%	10/25/46	1,291,712	854,336
American Home Mortgage Assets, Series 2006-6, Class A1-A (b)	0.946%	12/25/46	932,325	659,242
Americold, LLC Trust, Series 2010-ART, Class C	6.811%	01/14/21	50,000	55,937
Arbor Realty Commercial Real Estate, Series 2016-FL1, Class B (b)	3.488%	09/15/26	302,000	302,940

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4% (Continued)
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A-4	5.451%	01/15/49	$2,640	$2,639
Banc of America Funding Corp., Series 2013-R1, Class A5 (b)	0.690%	11/03/41	925,698	843,571
Bank of America RE-REMIC, Series 2010-UBER3, Class A-4B-2 (b)	5.949%	06/01/46	218,000	220,255
BCAPB, LLC Trust, Series 2007-AB1, Class A-5 (b)	5.084%	03/25/37	4,794,640	3,369,677
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class I-M-1 (b)	3.176%	01/01/35	817,220	733,089
Bear Stearns Commercial Mortgage Trust, Series 2007-PWR16, Class A-M	5.719%	06/11/40	368,000	372,816
Bear Stearns Commercial Mortgage Trust, Series 2007-PWR15, Class A-4	5.331%	02/11/44	35,747	35,767
Bear Stearns Commercial Mortgage Trust, Series 2007-PWR17, Class A-4	5.694%	06/11/50	182,766	185,924
Bear Stearns Commercial Mortgage Trust, Series 2007-PWR18, Class A-4	5.700%	06/11/50	259,727	265,297
CD Commercial Mortgage Trust, Series 2007-CD4, Class A-MFX	5.366%	12/11/49	$545,000	$545,548
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class C	4.878%	05/10/58	120,000	117,632
CIM Trust, Series 2016-1, Class B2 (b)	12.316%	07/26/55	1,000,000	874,800
CIM Trust, Series 2016-2, Class B2 (b)	12.212%	02/01/56	1,000,000	875,422
CIM Trust, Series 2016-3, Class B2	12.173%	02/27/56	1,000,000	875,493
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-MA (b)	6.333%	12/01/49	120,000	123,001
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M (b)	6.333%	12/01/49	334,000	343,508
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A-M	5.711%	12/10/49	219,000	222,141
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A-4	5.711%	12/10/49	141,000	142,222
Citi-Mortgage Alternative Loan Trust, Series 2006-A1, Class IA-6	6.000%	04/25/36	3,537,063	3,236,594
Citi-Mortgage Alternative Loan Trust, Series 2007-A5, Class IA-6 (b)	6.000%	05/01/37	3,937,286	3,666,888

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4% (Continued)
Cobal Commercial Mortgage Trust, Series 2007-C3, Class A-M	5.764%	05/15/46	$120,000	$121,586
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A-4B	6.093%	12/10/49	249,788	254,645
Cosmopolitan Hotel Trust, Series 2016-COSMO, Class C (b)	3.353%	11/15/21	1,000,000	1,005,397
Countrywide Alternative Loan, Inc., Series 2007-16CB, Class 5-A-4 (b)	6.249%	08/25/37	944,433	827,686
Countrywide Alternative Loan, Inc., Series 2007-OA7, Class A-1-A (b)	0.936%	05/25/47	1,122,674	948,293
Countrywide Asset Backed Securities, Inc., Series 2006-6, Class 1-A-1 (b)	0.926%	09/25/36	2,123,580	1,972,844
Countrywide Home Loan Mortgage Trust, Series 2007-HY5, Class 3-A-1 (b)	4.586%	09/25/37	2,765,435	2,463,947
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A-4	5.695%	09/01/40	69,957	70,957
Credit Suisse Commercial Mortgage Trust, Series 2014-WIN2, Class A-3	3.500%	10/25/44	713,554	710,474
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A-M	5.603%	01/15/49	84,000	84,703
Credit Suisse Commercial Mortgage Trust, Series 2016-PR1, Class A-1 (b)	5.126%	07/01/56	$912,553	$891,711
Deutsche Bank Alt-A Securities, Series 2006-AF1, Class A-4 (b)	1.056%	04/25/36	1,090,470	954,650
First Franklin Mortgage Trust, Series 2004-FF10, Class M-1 (b)	2.031%	07/25/34	685,675	663,115
FirstKey Mortgage Trust, Series 2014-1, Class A-8	3.500%	11/25/44	502,309	506,979
Fort CRE, LLC, Series 2016-1, Class B	3.250%	05/21/36	181,000	182,229
GE Business Loan Trust, Series 2007-1, Class C (b)	1.153%	04/16/35	893,125	782,477
GE Commercial Mortgage, Series 2006-C1, Class A-J (b)	5.486%	03/01/44	57,021	56,879
GMAC Commercial Mortgage Securities, Series 2004-C3, Class E (b)	5.141%	12/10/41	160,000	159,212
GMAC Commercial Mortgage Securities, Series 2004-C3, Class D (b)	5.043%	12/10/41	96,000	99,390
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13, Class D (b)	4.065%	07/10/23	60,000	53,087
Goldman Sachs Mortgage Securities Trust, Series 2016-ICE2, Class C (b)	4.788%	02/15/33	1,000,000	1,012,568
Goldman Sachs Mortgage Securities Trust, Series 2006-GG8, Class A-M	5.591%	11/10/39	27,699	27,686

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4% (Continued)
Goldman Sachs Mortgage Securities Trust, Series 2007-GG10, Class A-4	5.794%	08/10/45	$271,271	$272,960
Greenwich Capital Commercial Mortgage, Series 2007-GG9, Class A-M	5.475%	03/10/39	121,349	121,306
GSAA Home Equity Trust, Series 2005-6, Class M-1 (b)	1.022%	06/25/35	1,300,000	1,173,148
GSAA Home Equity Trust, Series 2007-7, Class A4 (b)	1.026%	07/25/37	1,070,311	967,716
Harborview Mortgage Loan Trust, Series 2006-14, Class 2A-1A (b)	0.886%	01/25/47	1,088,886	892,046
Hilton USA Trust, Series 2013-HLT, Class E-FX, 144A (b)	4.601%	11/05/18	1,000,000	1,001,492
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D (b)	5.214%	10/15/23	84,000	79,984
JPMCC Commercial Mortgage Trust, Series 2016-ASH, Class B (b)	2.688%	10/15/22	115,000	115,574
JPMCC Commercial Mortgage Trust, Series 2016-ASH, Class C (b)	3.287%	10/15/22	65,000	65,311
JPMCC Commercial Mortgage Trust, Series 2016-JP2, Class C (b)	3.947%	08/15/49	1,000,000	954,290
JPMCC RE-REMIC Trust, Series 2014-FRR1, Class A-K707	4.347%	12/27/18	181,000	176,977
JPMorgan Chase Commercial Trust, Series 2016-WPT, Class E (b)	5.532%	10/15/18	$181,000	$182,238
JPMorgan Chase Commercial Trust, Series 2016-WIKI, Class E (b)	4.008%	10/05/21	1,000,000	965,701
JPMorgan Chase Commercial Trust, Series 2007-CIBC18, Class A-4	5.440%	06/12/47	8,301	8,295
JPMorgan Chase Commercial Trust, Series 2007-CIBC19, Class A-M (b)	5.880%	02/12/49	218,000	220,108
JPMorgan Chase Commercial Trust, Series 2007-CIBC20, Class A-M	5.880%	02/12/51	273,000	279,571
JPMorgan Commercial Mortgage Trust, Series 2004-CIBC10, Class D	5.097%	01/12/37	89,000	91,186
Lehman Brothers Commercial Mortgage Trust, Series 2007-C3, Class A-4	5.918%	07/15/44	172,902	175,200
Lehman Brothers-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M	5.493%	02/15/40	273,000	275,262
Lehman Brothers-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-3	5.866%	09/15/45	202,678	207,683
Lehman Brothers-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-J	6.243%	09/15/45	120,000	120,996

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4% (Continued)
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C	4.701%	03/10/49	$274,000	$250,430
LSTAR Securities Investments Ltd., Series 2016-4, Class A-1 (b)	2.885%	10/01/18	1,955,395	1,933,950
LSTAR Securities Investments Ltd., Series 2016-7, Class A-1 (b)	2.605%	12/01/18	2,000,000	1,970,629
LSTAR Securities Investments Ltd., Series 2015-4, Class A-1 (b)	2.532%	04/01/20	576,049	574,969
LSTAR Securities Investments Ltd., Series 2016-5, Class A-1, 144A	2.546%	11/01/21	978,225	965,581
LSTAR Securities Investments Trust, Series 2016-2, Class A, 144A (b)	2.532%	03/01/21	1,299,790	1,282,993
LSTAR Securities Investments Trust, Series 2016-3, Class A (b)	2.532%	09/01/21	2,223,925	2,196,821
Luminent Mortgage Trust, Series 2006-2, Class A1A (b)	0.792%	02/25/46	1,514,928	1,064,302
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2007-9, Class A-4	5.700%	09/12/49	168,093	171,446
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AM (b)	6.022%	06/01/50	181,000	175,582
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2007-7, Class A-4	5.738%	06/12/50	$55,621	$55,976
Morgan Stanley Capital I Trust, Series 2006-XLF, Class J (b)	1.133%	07/15/19	68,327	67,689
Morgan Stanley Capital I Trust, Series 2006-NC1, Class M-1 (b)	0.969%	12/25/35	1,000,000	898,129
Morgan Stanley Capital I Trust, Series 2007-Q11, Class A-M	5.478%	02/12/44	92,558	92,489
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A-J	5.793%	07/12/44	1,384	1,383
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A-M	6.052%	12/12/49	273,000	281,172
Morgan Stanley REMIC Trust, Series 2010-R5, Class 4-B (b)	1.053%	06/26/36	941,950	727,898
Morgan Stanley REMIC Trust, Series 2010-GG10, Class A4B	5.794%	08/15/45	218,000	218,801
Motel 6 Trust, Series 2015-MTL6, Class E (b)	5.278%	02/05/20	1,000,000	993,731
PR Mortgage Loan Trust, Series 2014-1, Class APT (b)	5.916%	10/25/49	2,359,907	2,262,256
Residential Accredited Loans, Inc., Series 2006-QS15, Class A-3	6.500%	10/25/36	1,627,690	1,388,776

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4% (Continued)
Residential Accredited Loans, Inc., Series 2006-QO2, Class A-1 (b)	0.745%	02/25/46	$2,214,046	$963,265
Rise Ltd., Series 2014-1A, Class A	4.750%	02/15/39	1,234,260	1,226,237
Springfield Funding Trust, Series 2015-A, Class A	3.160%	11/15/24	1,000,000	1,007,900
Structured Asset Investment Loan, Series 2005-11, Class A7 (b)	0.951%	01/25/36	850,824	764,427
Taco Bell Funding, LLC, Series 2016-1, Class A-2-II	4.377%	05/25/46	1,695,750	1,703,125
Velocity Commercial Capital Loan Trust, Series 2016-1, Class A-FX	3.533%	04/25/46	456,895	465,474
VOLT L, LLC, Series 2016-NP10, Class A-1, 144A	3.500%	09/25/46	1,973,251	1,968,013
VOLT LI, LLC, Series 2016-NP11, Class A-1	3.500%	10/25/46	1,088,264	1,085,767
VOLT XXVII, LLC, Series 2014-NPL7, Class A-1	3.375%	08/27/57	673,113	673,413
Wachovia Asset Securitization, Series 2007-HE2, Class A (b)	0.722%	07/25/37	1,913,138	1,678,679
Wachovia Asset Securitization, Series 2007-HE1, Class A (b)	0.731%	07/25/37	1,605,544	1,370,099
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-M	5.383%	12/15/43	141,000	141,032
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A-M (b)	6.285%	06/15/45	$181,000	$181,015
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A-J	5.825%	07/15/45	179,000	181,202
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A-3	5.678%	05/15/46	255,376	257,224
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A-J	5.632%	10/15/48	194,242	193,996
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3 (b)	5.890%	06/15/49	175,610	176,679
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class B (b)	2.588%	06/15/29	148,000	148,034
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class C (b)	3.038%	06/15/29	125,000	125,026
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class C	5.029%	06/15/49	141,000	139,688
Wendy's Funding, LLC, Series 2015-1, Class A2-III	4.497%	06/15/45	987,500	950,583
Winwater Mortgage Loan Trust, Series 2016-1, Class 2A-3	3.000%	12/20/30	431,862	432,368

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.4% (Continued)
Wrightwood Capital Real Estate, Series 2005-1, Class B (b)	1.083%	11/21/40	$1,450,000	$1,365,755

Total Non-Agency Mortgage-Backed Obligations (Cost $78,042,061)				77,310,630

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.2%
American Home Mortgage Assets, Series 2007-1, Class IO-P	2.078%	05/25/47	8,513,198	1,501,440
BofA Merrill Lynch Commercial Mortgage Trust, Series 2016-UBS10, Class X-A	2.008%	06/15/49	1,117,863	132,129
CD Commercial Mortgage Trust, Series 2016-CD1, Class X-A (b)	1.581%	08/10/26	1,995,557	198,465
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class X-A (b)	1.770%	05/10/58	1,295,792	149,963
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class X-A (b)	2.016%	08/10/26	1,234,700	164,296
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class X-A	1.811%	04/10/49	3,835,502	467,792
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class X-A	1.952%	05/10/49	1,177,938	153,873
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class X-A	1.949%	08/10/49	$1,896,338	$238,820
Commercial Mortgage Trust, Series 2013-CCRE12, Class X-A (b)	1.538%	10/01/46	3,969,019	245,288
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class X-A	1.815%	01/15/49	991,990	114,165
Goldman Sachs Mortgage Securities Trust, Series 2013-GC10, Class X-A (b)	1.598%	01/10/23	2,375,806	172,029
Goldman Sachs Mortgage Securities Trust, Series 2016-GS2, Class X-A	1.673%	05/10/49	1,041,378	113,195
JPMCC Commercial Mortgage Trust, Series 2016-JP2, Class X-A (b)	1.866%	08/15/49	1,937,417	256,483
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class X-A (b)	1.868%	06/01/49	1,260,418	128,390
LSTAR Commercial Mortgage Trust, Series 2016-4, Class X-A	1.957%	03/01/49	1,623,788	145,655
Morgan Stanley BofA Mortgage Loan Trust, Series 2014-C19, Class X-A (b)	1.147%	12/01/47	3,517,500	195,417
Morgan Stanley BofA Mortgage Loan Trust, Series 2015-C27, Class X-A	1.040%	12/15/47	26,157,663	1,657,751
Morgan Stanley Capital I Trust, Series 2016-UBS11, Class X-A (b)	1.682%	08/15/49	5,872,425	619,420

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.2% (Continued)
Morgan Stanley Capital I Trust, Series 2016-UB12, Class X-A (b)	0.841%	12/15/49	$3,281,000	$178,383
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class X-A (b)	2.197%	10/01/48	8,164,325	1,030,988
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class X-A (b)	2.010%	07/15/48	6,867,643	921,916

Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,908,168)				8,785,858

ASSET-BACKED SECURITIES — 10.3%
Anchorage Credit Funding Ltd.	3.850%	10/28/33	1,000,000	989,402
Anchorage Credit Funding Ltd., Series 2016-4A, Class A	3.500%	02/15/35	2,000,000	1,942,602
Apollo Aviation Securitization Equity Trust, Series 2014-1, Class A	5.125%	12/15/29	1,269,231	1,260,346
Apollo Aviation Securitization Equity Trust, Series 2014-1, Class B	7.375%	12/15/29	634,616	630,173
Apollo Aviation Securitization Equity Trust, Series 2016-1A, Class A	4.875%	03/17/36	925,000	938,288
Apollo Aviation Securitization Equity Trust, Series 2016-2, Class A	4.212%	11/15/41	1,700,000	1,691,204
Castle Air Securities Trust, Series 2015-1, Class A	4.703%	12/15/40	$1,334,144	$1,350,823
Castlelake Aircraft Securitization	5.250%	02/15/29	428,726	427,011
Castlelake Aircraft Securitization	7.500%	02/15/29	384,132	383,172
Cerberus Loan Funding XVII, Series 2016-17, Class A (b)	3.483%	01/15/28	1,000,000	996,341
Chesterfield Financial Holding, LLC (b)	4.500%	12/15/34	821,000	815,722
CIFC Funding Ltd., Series 2007-I, Class B-1L (b)	2.306%	05/10/21	1,300,000	1,274,208
CIFC Funding Ltd., Series 2012-I REFI, Class A-3R (b)	3.886%	08/14/24	1,000,000	1,006,227
CIFC Funding Ltd. (b)	2.735%	12/05/24	1,500,000	1,499,600
Diamond Head Aviation Ltd., Series 2015-1, Class A	3.810%	07/14/28	705,697	697,441
Drug Royalty III, L.P., Series 2016-1, Class NT	3.979%	04/15/27	931,972	923,218
Dryden Senior Loan Fund, Series 2015-37, Class COMB	8.826%	04/15/27	1,000,000	938,408
Earnest Student Loan Program, LLC, Series 2016-C, Class B	4.460%	01/26/37	1,000,000	972,124
FDF Ltd. (b)	4.285%	05/12/61	1,000,000	979,070
Flagship VII Ltd. (b)	3.594%	01/20/26	1,500,000	1,492,512
Golub Capital Partners, Series 2015-25, Class A-1 (b)	2.432%	08/05/27	1,000,000	989,698
Halcyon Loan Advisors Funding, Series 2012-2, Class C (b)	3.847%	12/20/24	1,500,000	1,463,547
Harbour Aircraft Investments Ltd. (b)	4.703%	07/15/41	941,300	945,402

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
ASSET-BACKED SECURITIES — 10.3% (Continued)
Highbridge Loan Management (b)	3.247%	09/20/22	$1,000,000	$999,737
Highbridge Loan Management (b)	4.247%	09/20/22	1,000,000	998,271
Ivy Hill Middle Market Credit Funding, Series 2014-9, Class B-1 (b)	3.082%	10/18/25	2,000,000	1,974,180
Newmark Capital Funding (b)	4.337%	06/30/26	1,159,000	1,048,956
PFP Ltd., Series 2015-2, Class A-S (b)	2.707%	07/14/34	1,000,000	998,000
Putnam Structured Product, Series 2003-1, Class A2 144 (b)	1.703%	10/15/38	1,991,815	1,792,633
Regatta V Funding Ltd. (b)	3.788%	10/25/26	1,500,000	1,503,002
Rockwall CDO II Ltd., Series 2007-2, Class A-1LB (b)	1.186%	08/01/24	1,500,000	1,476,909
SRERS Funding Ltd., Series 2011, Class A1B-1 (b)	0.763%	05/09/46	516,098	514,034
SRERS Funding Ltd., Series 2011, Class A1B-2 (b)	0.763%	05/09/46	500,000	314,651
Store Master Funding I (b)	3.960%	10/20/26	2,044,083	1,953,519
TRIAXX Prime CDO, Series 2006-2, Class A-1A (b)	0.883%	10/02/39	794,064	764,287
Venture VI CDO Ltd., Series 2006-6, Class C (b)	2.116%	08/03/20	2,250,000	2,212,967

Total Asset-Backed Securities (Cost $41,036,920)				41,157,685

COLLATERALIZED LOAN OBLIGATIONS — 13.1%
ABPCI Direct Lending Fund CLO, Series 2016-1A, Class A (b)	3.650%	12/22/28	1,000,000	995,078
ACAS CLO Ltd. (b)	3.317%	09/20/23	1,000,000	999,928
ACAS CLO Ltd. (b)	4.247%	09/20/23	$1,000,000	$1,000,800
ALM Loan Funding	3.634%	07/15/28	250,000	252,764
AMMC CLO XIII Ltd., Series 2013-13, Class A-3L (b)	3.338%	01/26/26	1,500,000	1,500,821
Annisa CLO Ltd., Series 2016, Class B (b)	2.751%	07/20/28	500,000	499,493
Apidos CLO (b)	4.647%	07/20/27	500,000	486,665
ARES XXIII CLO Ltd., Series 2014-23, Class C-R (b)	3.833%	04/19/23	1,250,000	1,247,434
Avery Point III CLO Ltd. (b)	2.079%	01/18/25	500,000	500,006
Babson CLO Ltd., Series 2012-II, Class SUB	0.000%	05/15/23	1,000,000	607,084
Baker Street CLO, Series 2006-2, Class C (b)	1.410%	10/15/19	1,500,000	1,491,704
BlueMountain CLO Ltd., Series 2014-2, Class A (b)	2.150%	07/20/26	250,000	249,888
BlueMountain CLO Ltd., Series 2016-2, Class C (b)	4.800%	08/20/28	500,000	494,653
Canyon Capital CLO Ltd. (b)	4.006%	04/30/25	250,000	238,720
Carlyle Global Market Strategies, Series 2014-2, Class C (b)	3.666%	05/15/25	500,000	498,826
Cent CLO, L.P. (b)	2.886%	08/01/24	500,000	500,031
Cent CLO, L.P. (b)	3.836%	08/01/24	1,000,000	1,001,150
Cerberus Onshore II CLO, LLC (b)	3.930%	11/06/25	2,000,000	1,991,457
Duane Street CLO IV, Series 2007-4, Class C (b)	1.816%	11/14/21	1,500,000	1,485,765
ECAF I Ltd., Series 2015-1, Class A-2	4.947%	06/15/40	991,172	999,560
Flagship CLO VI, Series 2007-6, Class D (b)	3.245%	06/10/21	2,000,000	1,971,869

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 13.1% (Continued)
Fortress Credit Investments IV CLO (b)	2.532%	07/17/23	$1,250,000	$1,243,833
Fortress Credit Opportunities CLO (b)	3.314%	10/15/26	1,000,000	981,924
Fortress Credit Opportunities CLO (b)	4.214%	10/15/26	1,000,000	986,410
Fortress Credit Opportunities CLO (b)	3.884%	12/15/28	1,000,000	994,087
Galaxy XXII CLO Ltd. (b)	5.105%	07/16/28	500,000	498,750
Golub Capital Partners CLO (b)	3.164%	10/25/26	700,000	679,974
Golub Capital Partners CLO (b)	3.365%	11/21/28	2,250,000	2,241,432
Great Lakes CLO Ltd. (b)	2.630%	07/15/26	1,000,000	992,991
Jamestown CLO III Ltd., Series 2013-3, Class D (b)	5.280%	01/15/26	1,750,000	1,469,192
Keuka Park CLO Ltd., Series 2013, Class SUB	0.000%	10/21/24	1,250,000	612,500
KVK CLO Ltd.	0.000%	04/14/25	1,150,000	465,862
KVK CLO Ltd. (b)	2.980%	10/15/26	1,000,000	971,743
Madison Park Funding VI, Series 2007-6, Class C (b)	1.721%	07/26/21	250,000	245,074
Madison Park Funding XI, Series 2013-11, Class D (b)	4.214%	10/23/25	500,000	497,471
Marea CLO Ltd., Series 2012-REFI, Class B-R (b)	2.428%	10/15/23	1,250,000	1,246,666
Neuberger Berman CLO XII, Series 2012-12R, Class C-R (b)	3.981%	07/25/23	1,500,000	1,496,601
North End CLO Ltd., Series 2013, Class E (b)	5.279%	07/17/25	$1,000,000	$865,137
Ocean Trails CLO IV, LLC (b)	3.817%	08/13/25	1,750,000	1,749,484
Octagon Investment Partners (b)	2.812%	07/15/27	250,000	251,069
Octagon Investment Partners XXI, Series 2014-21, Class D (b)	7.502%	11/14/26	250,000	248,650
Palmer Square Loan Funding (b)	2.817%	06/21/24	250,000	250,478
Silverado CLO Ltd., Series 2006-II, Class A1J 14 (b)	1.029%	10/16/20	300,000	299,477
Steele Creek CLO Ltd. (b)	2.903%	08/21/26	2,000,000	2,000,487
Symphony CLO XIV Ltd. (b)	4.273%	07/14/26	500,000	496,242
TCI-Cent CLO, Series 2016-1A, Class C (b)	4.934%	12/21/29	500,000	490,939
TCI-Flatiron (b)	2.862%	07/17/28	250,000	251,488
TCI-Flatiron (b)	3.712%	07/17/28	250,000	250,106
TCP Waterman CLO, LLC (b)	3.216%	12/15/28	1,000,000	998,177
TICP CLO I Ltd. (b)	3.695%	07/20/26	1,000,000	994,797
Treman Park CLO Ltd., Series 2015, Class COMB	7.000%	04/20/27	500,000	450,959
Venture CDO Ltd. (b)	2.954%	07/19/28	500,000	502,642
Venture XII CLO Ltd., Series 2013-12, Class C-1 (b)	3.524%	02/28/24	1,000,000	1,000,396
Vibrant CLO Ltd. (b)	2.779%	07/17/24	1,000,000	1,004,537
Voya CLO IV Ltd. (b)	2.837%	06/14/22	1,500,000	1,505,249
Voya CLO Ltd. (b)	4.932%	07/19/28	500,000	496,226
Westcott Park CLO, Series 2016, Class D (b)	5.006%	07/20/28	500,000	503,354
Whitehorse IV Ltd. CLO (b)	2.082%	01/17/20	1,500,000	1,449,102
Whitehorse VIII Ltd. CLO (b)	2.686%	05/01/26	1,100,000	1,083,801

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 13.1% (Continued)
Wind River CLO I Ltd. (b)	4.952%	01/15/26	$250,000	$249,995

Total Collateralized Loan Obligations (Cost $52,322,056)				52,030,998

INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.6%
Energy — 1.1%
Buckeye Partners, L.P.	4.350%	10/15/24	500,000	510,265
Gulfstream Natural Gas Systems, LLC, 144A	4.600%	09/15/25	310,000	321,178
MPLX, L.P.	4.875%	12/01/24	650,000	669,301
Occidental Petroleum Corp.	3.400%	04/15/26	35,000	35,264
Shell International Finance BV	6.375%	12/15/38	1,000,000	1,289,584
Sunoco Logistics Partners *	5.950%	12/01/25	1,300,000	1,448,328
				4,273,920
Financials — 1.4%
Air Lease Corp.	3.750%	02/01/22	165,000	169,958
Ally Financial, Inc.	4.125%	03/30/20	125,000	126,250
American Express Credit Corp.	2.250%	08/15/19	20,000	20,111
American Express Credit Corp.	2.250%	05/05/21	245,000	242,080
Australia & New Zealand Banking Group Ltd., 144A	4.875%	01/12/21	125,000	135,262
Bank of America Corp.	2.000%	01/11/18	105,000	105,242
Bank of America Corp.	2.503%	10/21/22	105,000	101,548
Bank of Montreal	1.900%	08/21/27	135,000	130,818
BB&T Corp.	2.050%	05/10/21	210,000	206,103
Boston Properties, L.P.	4.125%	05/15/21	165,000	174,330
Citigroup, Inc.	2.700%	03/30/21	205,000	204,531
Goldman Sachs Group, Inc.	2.350%	11/15/21	140,000	135,376
Hospitality Properties Trust	5.250%	02/15/26	1,300,000	1,315,746
JPMorgan Chase & Co.	2.972%	01/15/23	$140,000	$139,531
JPMorgan Chase & Co.	4.250%	10/01/27	125,000	128,429
Liberty Mutual Group, Inc., 144A	6.500%	05/01/42	155,000	183,773
Manufacturing Americas Holding Corp.	2.250%	02/10/20	140,000	138,509
Morgan Stanley	2.500%	04/21/21	60,000	59,348
Morgan Stanley	2.625%	11/17/21	75,000	74,097
Morgan Stanley	3.875%	01/27/26	90,000	90,910
Morgan Stanley	3.125%	07/27/26	50,000	47,769
PNC Funding Corp.	3.300%	03/08/22	130,000	133,645
Royal Bank of Canada	2.500%	01/19/21	55,000	55,135
Simon Property Group, L.P.	3.300%	01/15/26	135,000	134,333
State Street Corp.	3.550%	08/18/25	100,000	102,376
State Street Corp.	2.650%	05/19/26	15,000	14,226
Sumitomo Mitsui Financial Group, Inc.	2.934%	03/09/21	140,000	140,812
Sumitomo Mitsui Financial Group, Inc.	2.058%	07/14/21	60,000	58,031
Synchrony Financial	3.000%	08/15/19	120,000	121,555
TIAA Asset Management Finance Co., LLC, 144A	2.950%	11/01/19	30,000	30,518
Toronto-Dominion Bank	1.800%	07/13/21	200,000	193,674
UnitedHealth Group, Inc.	4.200%	01/15/47	130,000	131,495
WellPoint, Inc.	2.300%	07/15/18	125,000	125,817
Wells Fargo & Co.	3.000%	04/22/26	210,000	200,389
Wells Fargo & Co.	3.000%	10/23/26	85,000	80,954
Westpac Banking Corp.	2.600%	11/23/20	120,000	120,485
Westpac Banking Corp.	2.000%	08/19/21	15,000	14,561
				5,587,727
Health Care — 0.3%
WP Carey, Inc. *	4.250%	10/01/26	1,150,000	1,116,499

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.6% (Continued)
Industrials — 2.0%
AbbVie, Inc.	4.700%	05/14/45	$135,000	$132,453
Actavis Funding SCS	2.350%	03/12/18	185,000	186,069
Amazon.com, Inc.	3.800%	12/05/24	65,000	68,304
Analog Devices, Inc.	2.500%	12/05/21	140,000	138,715
Anheuser-Busch InBev SA/NV	4.900%	02/01/46	65,000	70,257
Apache Corp.	4.750%	04/15/43	75,000	77,252
AstraZeneca plc	2.375%	11/16/20	70,000	69,762
Boeing Co.	6.875%	03/15/39	90,000	127,152
BP Capital Markets plc	3.017%	01/16/27	50,000	48,253
BP Capital Markets plc	3.723%	11/28/28	155,000	157,492
British Telecommunications plc	5.950%	01/15/18	285,000	297,029
Burlington North Santa Fe Corp.	4.550%	09/01/44	150,000	159,487
Cardinal Health, Inc.	1.950%	06/15/18	135,000	135,293
Celgene Corp.	3.875%	08/15/25	120,000	121,717
Chevron Corp.	1.561%	05/16/19	135,000	134,446
Cisco Systems, Inc.	1.850%	09/20/21	145,000	141,515
Coca-Cola Co. (The)	1.875%	10/27/20	45,000	44,618
Coca-Cola Co. (The)	1.550%	09/01/21	95,000	92,312
Comcast Corp.	4.400%	08/15/35	130,000	135,998
CSX Corp.	3.800%	11/01/46	140,000	129,791
CVS Health Corp.	2.875%	06/01/26	75,000	71,488
Delphi Automotive plc	4.250%	01/15/26	130,000	134,593
Eli Lilly & Co.	3.700%	03/01/45	100,000	94,862
Energy Transfer Partners, L.P.	4.750%	01/15/26	140,000	144,738
EOG Resources, Inc.	4.150%	01/15/26	70,000	73,255
Express Scripts Holdings Co.	4.500%	02/25/26	100,000	102,947
Express Scripts Holdings Co.	3.400%	03/01/27	25,000	23,423
FedEx Corp.	4.750%	11/15/45	125,000	129,459
Fidelity National Information Services, Inc.	3.625%	10/15/20	150,000	155,290
Ford Motor Co.	7.450%	07/16/31	105,000	131,780
General Motors Financial Co., Inc.	2.400%	05/09/19	$165,000	$164,563
General Motors Financial Co., Inc.	3.200%	07/06/21	30,000	29,750
Georgia-Pacific, LLC, 144A	3.600%	03/01/25	267,000	270,049
Hewlett Packard Enterprise Co., 144A	3.600%	10/15/20	100,000	101,731
Home Depot, Inc. (The)	3.000%	04/01/26	130,000	129,751
Intel Corp.	4.100%	05/19/46	90,000	89,206
International Paper Co.	3.000%	02/15/27	65,000	61,323
Kinder Morgan Energy Partners	6.950%	01/15/38	95,000	110,197
Kraft Heinz Co. (The)	2.000%	07/02/18	160,000	160,036
Kroger Co. (The)	3.400%	04/15/22	170,000	173,291
Laboratory Corp. of America Holdings	2.500%	11/01/18	135,000	136,190
Laboratory Corp. of America Holdings	4.700%	02/01/45	130,000	128,406
Lockheed Martin Corp.	4.700%	05/15/46	130,000	141,404
Microsoft Corp.	4.450%	11/03/45	120,000	127,850
Mylan N.V., 144A	3.150%	06/15/21	165,000	161,929
Newell Brands, Inc.	3.150%	04/01/21	35,000	35,619
Omnicom Group, Inc.	3.600%	04/15/26	100,000	98,967
Oracle Corp.	1.900%	09/15/21	160,000	156,351
Oracle Corp.	4.125%	05/15/45	140,000	135,682
Orange S.A.	2.750%	02/06/19	100,000	101,323
PepsiCo, Inc.	3.450%	10/06/46	145,000	132,093
Phillips 66	4.875%	11/15/44	65,000	68,644
Potash Corp. Saskatchewan, Inc.	4.000%	12/15/26	30,000	30,190
Reynolds American, Inc.	4.000%	06/12/22	165,000	172,577
S&P Global, Inc.	4.400%	02/15/26	65,000	68,761
Schlumberger Holdings Corp., 144A	2.350%	12/21/18	70,000	70,577
Shell International Finance BV	1.375%	05/10/19	140,000	138,737
Shire Acquisitions Investments Ireland	2.875%	09/23/23	145,000	137,570

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 5.6% (Continued)
Industrials — 2.0% (Continued)
Teva Pharmaceutical Financial Co. BV	2.800%	07/21/23	$50,000	$47,330
Teva Pharmaceuticals Financial Co. BV	2.950%	12/18/22	160,000	154,176
Thermo Fisher Scientific, Inc.	3.300%	02/15/22	200,000	203,195
Tyson Foods, Inc.	3.950%	08/15/24	260,000	264,886
Verizon Communications, Inc.	4.400%	11/01/34	275,000	271,422
Waste Management, Inc.	4.100%	03/01/45	35,000	34,639
Zimmer Biomet Holdings, Inc.	2.700%	04/01/20	140,000	140,007
				7,978,172
Materials — 0.6%
BHP Billiton Finance USA Ltd., 144A	6.750%	10/19/75	450,000	505,125
Newcrest Finance Property Ltd., 144A	4.200%	10/01/22	550,000	553,041
Tamaha Gold, Inc. *	4.950%	07/15/24	1,450,000	1,421,000
				2,479,166
Utilities — 0.2%
Duke Energy Corp.	3.750%	09/01/46	50,000	45,010
Duke Energy Progress, Inc.	4.150%	12/01/44	95,000	94,384
Exelon Corp.	3.400%	04/15/26	65,000	63,777
Fortis, Inc., 144A	2.100%	10/04/21	140,000	135,312
MidAmerican Energy Holdings	6.500%	09/15/37	200,000	260,335
Southern Co.	2.450%	09/01/18	196,000	198,013
				796,831
Total Investment-Grade Corporate Obligations (Cost $22,515,274)				22,232,315

HIGH YIELD CORPORATE OBLIGATIONS — 4.0%
Consumer Discretionary — 0.3%
Allison Transmission, Inc., 144A	5.000%	10/01/24	25,000	25,250
AMC Entertainment Holdings, Inc., 144A	5.875%	11/15/26	20,000	20,450
American Axle & Manufacturing, Inc.	6.625%	10/15/22	$55,000	$56,716
Argos Merger Sub, Inc., 144A	7.125%	03/15/23	50,000	51,000
Asbury Automotive Group	6.000%	12/15/24	30,000	30,675
Dana Holding Corp.	5.500%	12/15/24	30,000	30,600
Dollar Tree, Inc.	5.750%	03/01/23	15,000	15,882
Gannett Co., Inc., 144A	4.875%	09/15/21	60,000	61,050
GLP Capital, L.P. Financing II	5.375%	04/15/26	20,000	20,858
Goodyear Tire & Rubber Co.	5.125%	11/15/23	60,000	61,800
Gray Television, Inc., 144A	5.125%	10/15/24	25,000	24,188
Gray Television, Inc., 144A	5.875%	07/15/26	30,000	29,775
Hilton Domestic Operating Co., Inc., 144A	4.250%	09/01/24	40,000	38,800
Jack Ohio Finance, LLC, 144A	6.750%	11/15/21	40,000	40,500
Levi Strauss & Co.	5.000%	05/01/25	15,000	15,000
Live Nation Entertainment, Inc., 144A	4.875%	11/01/24	40,000	40,100
MGM Resorts International, Inc.	4.625%	09/01/26	30,000	28,875
NCL Corp. Ltd., 144A	4.750%	12/15/21	40,000	39,975
Pinnacle Entertainment, Inc., 144A	5.625%	05/01/24	40,000	40,100
Prime Securities Service Borrower, LLC, 144A	9.250%	05/15/23	55,000	59,881
Sally Holdings, LLC	5.750%	06/01/22	55,000	57,131
Scientific Games International, Inc., 144A	7.000%	01/01/22	20,000	21,450
ServiceMaster Co., LLC, 144A	5.125%	11/15/24	20,000	20,300
Sirius XM Canada Holdings, Inc., 144A	5.625%	04/23/21	400,000	297,881
Station Casinos, LLC	7.500%	03/01/21	40,000	41,900

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 4.0% (Continued)
Consumer Discretionary — 0.3% (Continued)
Viking Cruises Ltd., 144A	8.500%	10/15/22	$60,000	$62,250
				1,232,387
Consumer Staples — 0.6%
Albertsons Cos., LLC, 144A	5.750%	03/15/25	40,000	39,600
Bumble Bee Holdings, Inc., 144A	9.000%	12/15/17	769,000	759,388
HRG Group, Inc.	7.875%	07/15/19	415,000	432,638
JBS USA, LLC, 144A	5.750%	06/15/25	30,000	30,375
Kronos Acquisition Holdings, Inc., 144A	9.000%	08/15/23	20,000	19,950
Pilgrim's Pride Corp., 144A	5.750%	03/15/25	60,000	59,850
Revlon Consumer Products Corp. (b)	5.750%	02/15/21	40,000	40,200
Revlon Consumer Products Corp.	6.250%	08/01/24	10,000	10,250
Rite Aid Corp., 144A	6.125%	04/01/23	35,000	37,625
Spectrum Brands, Inc.	5.750%	07/15/25	60,000	62,250
TreeHouse Foods, Inc., 144A	6.000%	02/15/24	20,000	21,000
Vector Group Ltd. *	7.750%	02/15/21	1,000,000	1,042,499
				2,555,625
Energy — 0.4%
Access Midstream Partners, L.P.	4.875%	03/15/24	40,000	40,391
Cheniere Corp., 144A	5.875%	03/31/25	1,000,000	1,020,310
Dynagas LNG Partners (c)	6.250%	10/30/19	500,000	477,500
Energy Transfer Equity	5.500%	06/01/27	30,000	29,250
Extraction Oil & Gas Holdings, LLC, 144A	7.875%	07/15/21	20,000	21,400
Noble Holding International Ltd.	7.750%	01/15/24	10,000	9,406
PDC Energy, Inc., 144A	6.125%	09/15/24	15,000	15,338
Sanchez Energy Corp.	6.125%	01/15/23	25,000	23,750
Targa Resource Partners, 144A	5.370%	02/01/27	2,500	24,750
				1,662,095
Financials — 0.3%
ESH Hospitality, Inc., 144A	5.250%	05/01/25	$60,000	$59,700
Jefferies Finance, LLC	7.500%	04/15/21	500,000	495,000
Kennedy-Wilson, Inc.	5.875%	04/01/24	600,000	611,250
MGP Growth, L.P., 144A	5.625%	05/01/24	10,000	10,475
Nationstar Mortgage, LLC	6.500%	07/01/21	20,000	20,250
				1,196,675
Health Care — 0.4%
Acadia Healthcare Co., Inc.	5.625%	02/15/23	40,000	40,000
Air Medical Merger Sub, 144A	6.375%	05/15/23	60,000	57,600
Centene Corp.	5.625%	02/15/21	15,000	15,771
Centene Corp.	4.750%	01/15/25	40,000	39,050
DJO Finance, LLC, 144A	8.125%	06/15/21	10,000	8,675
Endo Finance, LLC, 144A	5.375%	01/15/23	45,000	38,138
HCA Holdings, Inc.	5.875%	02/15/26	20,000	20,600
Inventive Group Holdings, Inc., 144A	7.500%	10/01/24	40,000	41,896
Kinetic Concepts, Inc., 144A	7.875%	02/15/21	250,000	271,250
LifePoint Health, Inc., 144A	5.375%	05/01/24	20,000	19,590
MPH Acquisition Holdings, LLC, 144A	7.125%	06/01/24	55,000	57,893
New Amethyst Corp., 144A	6.250%	12/01/24	50,000	52,750
RegionalCare Hospital Partners Holdings, Inc., 144A	8.250%	05/01/23	25,000	24,938
Select Medical Corp.	6.375%	06/01/21	60,000	60,000
TeamHealth, Inc., 144A	7.250%	12/15/23	25,000	28,438
Tenet Healthcare Corp. (b)	4.463%	06/15/20	800,000	805,999
Tenet Healthcare Corp.	6.750%	06/15/23	65,000	57,363
Vizient, Inc., 144A	10.375%	03/01/24	30,000	33,975
				1,673,926

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 4.0% (Continued)
Industrials — 0.1%
Builders FirstSource, Inc., 144A	5.625%	09/01/24	$22,000	$22,110
Gates Global, LLC, 144A	6.000%	07/15/22	45,000	44,010
Grinding Media, Inc., 144A	7.375%	12/15/23	15,000	15,759
Milacron, LLC, 144A	7.750%	02/15/21	60,000	61,650
Novelis Corp., 144A	6.250%	08/15/24	25,000	26,500
Novelis Corp., 144A	5.875%	09/30/26	10,000	10,100
OPE KAG Finance, Inc., 144A	7.875%	07/31/23	20,000	20,200
Signode Industrial Group US, Inc., 144A	6.375%	05/01/22	40,000	39,900
Terex Corp.	6.000%	05/15/21	55,000	56,238
TransDigm, Inc.	6.000%	07/15/22	60,000	62,399
				358,866
Information Technology — 0.2%
Camelot Finance S.A.	5.500%	10/15/24	30,000	31,125
CDK Global, Inc.	5.000%	10/15/24	100,000	96,999
CommScope, Inc., 144A	5.000%	06/15/21	60,000	61,800
Diamond 1 Financial Corp., 144A	7.125%	06/15/24	40,000	44,407
Ensemble S Merger Sub, Inc., 144A	9.000%	09/30/23	60,000	63,750
First Data Corp., 144A	7.000%	12/01/23	30,000	31,950
First Data Corp., 144A	5.750%	01/15/24	30,000	30,956
Greeneden US Holdings II, LLC, 144A	10.000%	11/30/24	45,000	47,813
Infor US, Inc.	6.500%	05/15/22	40,000	41,700
Microsemi Corp., 144A	9.125%	04/15/23	10,000	11,650
NXP Funding, LLC, 144A	4.125%	06/01/21	45,000	46,463
Open Text Corp., 144A	5.875%	06/01/26	35,000	36,925
Quintiles Transnational Corp., 144A	4.875%	05/15/23	40,000	40,600
Sabre Global, Inc., 144A	5.250%	11/15/23	40,000	41,075
Solera, LLC, 144A	10.500%	03/01/24	25,000	28,125
Western Digital Corp., 144A	7.375%	04/01/23	$20,000	$22,000
				677,338
Materials — 0.1%
Alcoa Nederland Holding, 144A	6.750%	09/30/24	200,000	217,000
Ashland, Inc.	4.750%	08/15/22	30,000	31,125
Berry Plastics Corp.	5.500%	05/15/22	40,000	41,600
Plastipak Holdings, Inc., 144A	6.500%	10/01/21	40,000	41,800
PQ Corp., 144A	6.750%	11/15/22	30,000	32,100
Reynolds Group, Inc.	8.250%	02/15/21	34,679	35,806
				399,431
Real Estate — 0.1%
Equinix, Inc.	5.875%	01/15/26	40,000	42,100
Geo Group, Inc. (The)	5.875%	10/15/24	440,000	433,950
				476,050
Telecommunication Services — 1.1%
CCO Holdings, LLC	5.250%	09/30/22	40,000	41,400
CCO Holdings, LLC, 144A	5.125%	05/01/23	15,000	15,450
Cengage Learning, Inc., 144A	9.500%	06/15/24	35,000	31,063
Cequel Commercial Capital, 144A	6.375%	09/15/20	60,000	61,800
Cincinnati Bell, Inc., 144A	7.000%	07/15/24	50,000	52,875
CSC Holdings, LLC	5.250%	06/01/24	20,000	19,550
CSC Holdings, LLC, 144A	5.500%	04/15/27	20,000	20,250
Dish DBS Corp. *	5.875%	11/15/24	450,000	463,050
Dish DBS Corp., 144A *	7.750%	07/01/26	1,000,000	1,127,499
Embarq Corp.	7.995%	06/01/36	30,000	28,125
Geo Group, Inc. (The)	6.000%	04/15/26	100,000	98,250
Inmarsat Financial plc, 144A	4.875%	05/15/22	250,000	243,125
Intelsat Jackson Holdings Ltd.	5.500%	08/01/23	35,000	23,583
Intelsat Jackson Holdings Ltd., 144A	8.000%	02/15/24	20,000	20,550
Level 3 Communications, Inc.	5.750%	12/01/22	60,000	61,650

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 4.0% (Continued)
Telecommunication Services — 1.1% (Continued)
Neptune Finco Corp., 144A	6.625%	10/15/25	$525,000	$573,563
Nexstar Escrow Corp., 144A	5.625%	08/01/24	30,000	29,775
Numericable Group S.A., 144A	6.000%	05/15/22	200,000	205,250
Sinclair Television Group, 144A	5.625%	08/01/24	60,000	61,350
Sirius XM Radio, Inc., 144A	5.375%	07/15/26	CAD 60,000	58,650
Sprint Nextel Corp., 144A *	7.000%	03/01/20	800,000	868,000
Telesat Canada, LLC, 144A	8.875%	11/15/24	30,000	31,275
WMG Acquisition Corp., 144A	6.750%	04/15/22	45,000	47,363
				4,183,446
Utilities — 0.4%
AES Corp.	6.000%	05/15/26	200,000	203,000
AmeriGas Partners Finance Corp.	5.500%	05/20/25	1,030,000	1,040,300
Calpine Corp.	5.750%	01/15/25	20,000	19,300
Ferrellgas, L.P.	6.750%	01/15/22	300,000	297,750
NGL Energy Partners, L.P., 144A	7.500%	11/01/23	20,000	20,650
NRG Energy, Inc., 144A	7.250%	05/15/26	40,000	39,800
				1,620,800
Total High Yield Corporate Obligations (Cost $15,666,957)				16,036,639

FOREIGN BONDS — 12.7%
Austria — 0.0% (d)
Eldorado International Finance GmbH, 144A	8.625%	06/16/21	200,000	171,000

Bermuda — 0.2%
Digicel Group Ltd.	7.125%	04/01/22	900,000	698,166

Canada — 0.0% (d)
Lundin Mining Corp.	7.500%	11/01/20	40,000	42,550

Cayman Islands — 1.7%
Agromercantil Senior Trust	6.250%	04/10/19	$457,000	$468,672
Cementos Progreso Trust	7.125%	11/06/23	800,000	839,120
Cosan Overseas Ltd.	8.250%	11/29/49	1,200,000	1,196,400
Grupo Aval Ltd.	4.750%	09/26/22	800,000	789,200
Gruposura Finance	5.500%	04/29/26	600,000	614,400
Guanay Finance Ltd.	6.000%	12/15/20	1,028,857	1,039,146
Industrial Senior Trust	5.500%	11/01/22	1,000,000	959,340
Republic of Kenya, 144A	6.875%	06/24/24	900,000	848,599
				6,754,877
Chile — 0.9%
Banco Latinamericano S.A.	3.250%	05/07/20	1,000,000	1,006,000
Celulosa Arauco y Constitucion S.A.	7.250%	07/29/19	400,000	442,352
Cencosud S.A.	5.150%	02/12/25	500,000	505,386
Colbun S.A.	6.000%	01/21/20	1,000,000	1,078,780
CorpGroup Banking S.A.	6.750%	03/15/23	500,000	475,065
Empresa Electrica Guacolda S.A.	4.560%	04/30/25	200,000	182,095
				3,689,678
China — 0.1%
CNOOC Finance 2015 Australia Property Ltd.	2.625%	05/05/20	300,000	298,793

Colombia — 0.4%
Banco de Bogota S.A., 144A	6.250%	05/12/26	200,000	204,000
Empresa de Energia de Bogota S.A.	6.125%	11/10/21	1,000,000	1,030,000
Empresas Publicas de Medellin	7.625%	07/29/19	100,000	111,750
Republic of Columbia	4.500%	01/28/26	300,000	309,000
				1,654,750
Costa Rica — 0.7%
Banco de Costa Rica	5.250%	08/12/18	1,000,000	1,008,700
Banco Nacional de Costa Rica, 144A	5.875%	04/25/21	1,000,000	1,008,750

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
FOREIGN BONDS — 12.7% (Continued)
Costa Rica — 0.7% (Continued)
Bharat Petroleum Corp., Ltd.	4.625%	10/25/22	$500,000	$522,990
Costa Rica Government International Bond	9.995%	08/01/20	200,000	235,456
				2,775,896
Dominican Republic — 0.6%
Banco de Reservas de la Republica Dominicana	7.000%	02/01/23	500,000	500,095
Dominican Republic	9.040%	01/23/18	360,682	372,982
Dominican Republic	7.500%	05/06/21	800,000	868,272
Dominican Republic International Bond, 144A	6.850%	01/27/45	700,000	661,304
				2,402,653
Guatemala — 0.1%
Republic of Columbia	4.875%	02/13/28	200,000	193,012

India — 1.0%
Adani Ports & Special Economic Zone	3.500%	07/29/20	1,100,000	1,094,513
Export-Import Bank of India	3.125%	07/20/21	1,000,000	993,717
Indian Oil Corp. Ltd.	5.625%	08/02/21	1,000,000	1,086,354
Instit Costa de Electric	6.950%	11/10/21	750,000	781,125
ONGC Videsh Ltd.	3.250%	07/15/19	200,000	202,620
				4,158,329
Israel — 0.3%
Delek & Avner Tamar Bond Ltd.	5.412%	12/30/25	200,000	202,000
Israel Electric Corp. Ltd.	5.625%	06/21/18	400,000	416,160
Israel Electric Corp. Ltd.	5.000%	11/12/24	600,000	624,342
				1,242,502
Luxembourg — 0.1%
Minerva Luxembourg S.A.	8.750%	12/29/49	500,000	511,875

Malaysia — 0.5%
Comision Federal de Electricid S.A.	4.750%	02/23/27	$400,000	$384,000
IOI Investment L BHD	4.375%	06/27/22	400,000	404,248
Malayan Banking BHD (b)	3.250%	09/20/22	1,000,000	1,004,165
Petoliam Nasional Berhad	2.707%	03/18/20	GBP 300,000	299,534
				2,091,947
Mexico — 1.8%
Banco Mercantile del Norte S.A.	5.750%	10/04/31	200,000	185,750
Banco Nacional de Comercia Exterior SNC	3.800%	08/11/26	1,100,000	1,029,875
Banco Santander Mexico	4.125%	11/09/22	500,000	497,500
Banco Santander Mexico	5.950%	01/30/24	600,000	610,500
BBVA Bancomer S.A. Cayman Islands, 144A	6.008%	05/17/22	500,000	500,000
BBVA Bancomer S.A. Texas	5.350%	11/12/29	300,000	276,000
Comision Federal de Electricidad, 144A	4.750%	02/23/27	300,000	288,000
Credito Real SAB de CV, 144A	7.250%	07/20/23	500,000	510,000
Grupo Idesa SA de CV	7.875%	12/18/20	630,000	570,150
Grupo Posadas SAB de CV	7.875%	06/30/22	250,000	247,500
Nemak SAB de CV	5.500%	02/28/23	500,000	496,250
Petroleos Mexicanos, 144A	6.750%	09/21/47	65,000	61,412
Petroleos Mexicanos	6.625%	09/29/49	500,000	470,000
Sixsigma Networks Mexico	8.250%	11/07/21	200,000	188,000
United Mexican States	4.000%	10/02/23	194,000	194,466
United Mexican States	4.125%	01/21/26	700,000	694,400
United Mexican States	4.750%	03/08/44	200,000	181,860
				7,001,663

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
FOREIGN BONDS — 12.7% (Continued)
Netherlands — 0.4%
AES Andres Dominicana Ltd., 144A	7.950%	05/11/26	$500,000	$515,000
Marfrig Holdings Europe BV, 144A	8.000%	06/08/23	700,000	724,570
VTR Finance BV	6.875%	01/15/24	300,000	309,750
				1,549,320
Panama — 1.3%
Aeropuerto International de Tocumen	5.750%	10/09/23	995,385	1,037,688
Avianca Holdings S.A.	8.375%	05/10/20	500,000	507,500
Ena Norte Trust	4.950%	04/25/28	1,052,636	1,089,478
Global Bank Corp.	5.125%	10/30/19	1,000,000	1,020,000
Republic of Panama	5.200%	01/30/20	900,000	966,601
Republic of Panama	3.875%	03/17/28	400,000	391,000
				5,012,267
Paraguay — 0.1%
Telefon Celuar del Paraguay S.A.	6.750%	12/13/22	500,000	508,750

Peru — 0.8%
Abengoa Transmision SUR S.A., 144A	6.875%	04/30/43	498,950	511,424
Banco de Credito del Peru, 144A	2.250%	10/25/19	200,000	197,500
Hungary Government	6.250%	01/29/20	1,000,000	1,093,750
Peru Enhanced (b)	2.646%	01/02/25	1,700,000	1,356,582
				3,159,256
Poland — 0.1%
Republic of Poland	5.125%	04/21/21	500,000	545,465

Qatar — 0.3%
State of Qatar	2.375%	06/02/21	1,100,000	1,075,991

Singapore — 0.9%
DBS Group Holdings Ltd.	3.600%	12/29/49	1,000,000	963,021
ONGC Videsh Ltd.	3.750%	07/27/26	400,000	380,447
Oversea-Chinese Banking Corp. Ltd	4.000%	10/15/24	800,000	821,000
United Overseas Bank Ltd.	3.500%	09/16/26	$1,500,000	$1,483,577
				3,648,045
United Kingdom — 0.1%
Moto Finance plc	6.375%	09/01/20	GBP 300,000	384,546

Virgin Islands British — 0.3%
CNOOC Finance 2011, Ltd.	4.250%	01/26/21	200,000	208,369
Sinopec Group Overseas Development, 144A	2.000%	09/29/21	900,000	857,183
				1,065,552
Total Foreign Bonds (Cost $51,205,947)				50,636,883

LOAN PARTICIPATIONS — 8.4%
AdvancePierre Foods, Inc. (b)	3.999%	05/26/23	267,535	272,184
Albertson's, LLC (b)	3.750%	08/23/21	690,719	699,857
Albertson's, LLC (b)	4.500%	08/25/21	424,662	430,280
Albertson's, LLC (b)	4.749%	06/01/23	228,571	231,825
Asurion, LLC (b)	4.750%	05/24/19	308,320	311,451
Asurion, LLC (b)	5.000%	08/04/22	375,881	381,378
Asurion, LLC (b)	4.749%	10/28/23	575	584
Avago Technologies Cayman Holdings Ltd. (b)	3.703%	02/01/23	687,964	698,844
B/E Aerospace, Inc. (b)	3.750%	12/16/21	695,000	699,691
Berry Plastics Corp. (b)	3.750%	10/01/22	695,409	703,344
BJ's Wholesale Club, Inc. (b)	4.500%	09/26/19	585,335	591,829
Burger King Corp. (b)	3.750%	12/10/21	689,900	697,016
Cablevision (b)	3.880%	10/31/24	687,895	696,493
CareCore National Group, LLC (b)	5.500%	03/05/21	158,480	156,301
Cengage Learning, Inc. (b)	5.249%	06/07/23	1,097,750	1,071,169
Charter Communications Operating, LLC (b)	3.004%	01/24/23	686,712	691,862

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
LOAN PARTICIPATIONS — 8.4% (Continued)
CHG Healthcare Services, Inc. (b)	4.749%	05/19/23	$992,500	$1,005,527
CompuCom Systems, Inc. (b)	4.250%	05/09/20	328,678	258,560
Dell, Inc. (b)	3.999%	06/02/23	686,000	698,636
DJO Finance, LLC (b)	4.250%	06/08/20	248,741	239,257
EIG Investors Corp. (b)	6.000%	02/09/23	467,839	464,915
Endo Luxembourg Finance (b)	3.812%	06/24/22	694,924	699,392
Envision Healthcare Corp. (b)	3.750%	12/01/23	900,000	911,817
Epicor Software Corp. (b)	4.749%	06/01/22	1,028,936	1,034,817
First Data Corp. (b)	3.759%	03/24/21	689,301	698,155
Fitness International, LLC (b)	6.000%	07/01/20	482,736	484,095
Floor & Decor Outlets of America (b)	5.249%	09/30/24	299,250	300,372
Gates Global, LLC (b)	4.250%	07/06/21	577,987	579,282
Generation Brands Holdings, Inc. (b)	6.000%	05/19/22	646,750	649,580
Harbor Freight Tools USA (b)	4.137%	08/16/23	688,288	699,135
HBC Hardware Holdings, LLC (b) (c)	6.750%	03/30/20	591,500	579,670
HCA (b)	3.520%	02/05/24	259,350	262,815
Hearthside Group Holdings, LLC (b)	4.500%	06/02/21	297,716	301,437
Jaguar Holdings Co. II (b)	4.250%	08/18/22	689,949	698,573
Kraton Polymers, LLC (b)	6.000%	01/06/22	365,000	369,823
Leslie's Poolmart, Inc. (b)	5.249%	08/09/23	688,275	697,312
Level 3 Financing, Inc. (b)	3.499%	05/31/22	690,000	699,343
Lightstone Generation, LLC, Class B (b)	6.500%	12/15/23	210,000	212,975
Lightstone Generation, LLC, Class C (b)	6.500%	12/15/23	20,000	20,283
Lineage Logistics, LLC (b)	4.500%	04/07/21	$438,722	$436,528
Linxens Microconn (b)	5.000%	10/14/22	685	687
MGM Growth Properties Operating Partnership, L.P. (b)	3.520%	04/25/23	690,149	699,145
MultiPlan, Inc. (b)	5.000%	06/07/23	665,404	678,120
NBTY, Inc. (b)	5.000%	05/05/23	691,575	698,384
Numericables US, LLC (b)	5.137%	01/15/24	248,750	252,460
PetSmart, Inc. (b)	3.999%	01/17/17	496,222	498,308
Press Ganey Holdings, Inc. (b)	4.250%	10/21/23	400,000	402,876
Quest Software U.S. Holdings, Inc. (b)	4.020%	09/27/22	700,000	710,504
Ranpack Cov-Lite (b)	8.250%	09/22/22	200,000	195,000
Revlon Consumer Products Corp. (b)	4.269%	07/21/23	688,275	696,407
Reynolds Group Holdings, Inc. (b)	4.250%	01/23/20	687,322	697,398
Scientific Games International, Inc. (b)	6.000%	09/17/21	348,717	353,704
Sinclair Television (b)	3.500%	12/31/19	340,000	340,425
Solera, LLC	5.750%	03/03/23	297,750	302,216
Telesat Canada (b)	4.500%	11/09/23	480,000	487,646
T-Mobile USA, Inc. (b)	3.520%	11/03/22	690,124	699,721
Travelport Finance (b)	5.000%	09/02/21	1,119,737	1,132,688
Tribune Media Co. (b)	3.770%	12/27/20	694,936	701,972
Univar, Inc. (b)	4.250%	07/01/22	694,949	702,621
Warner Music (b)	3.750%	11/21/23	695,000	702,457
York Risk Services Holding Corp. (b) (c)	4.749%	10/01/21	977,500	929,847

Total Loan Participations (Cost $32,968,667)				33,218,993

MILITARY HOUSING OBLIGATIONS — 1.9%
Atlantic Marine Corps. Communities Military Housing, 144A (c)	5.433%	12/01/50	713,329	692,143

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

	Coupon	Maturity	Par Value	Value
MILITARY HOUSING OBLIGATIONS — 1.9% (Continued)
Capmark Military Housing Trust, Series 2007-AETC, Class A1 (c)	5.746%	02/10/52	$1,919,550	$1,966,098
Capmark Military Housing Trust, Series 2007-ROBS, Class A (c)	6.059%	10/10/52	481,508	480,088
Fort Benning Family Communities, LLC, 144A (c)	5.810%	01/15/51	1,050,000	970,505
GMAC Commercial Military Housing Trust, Series 2007-HCKM, Class A (b) (c)	6.107%	08/10/52	1,124,247	1,133,377
HP Communities, LLC (c)	5.630%	09/15/34	650,000	691,308
Mid-Atlantic Military Company, 144A	5.300%	08/01/50	949,453	888,147
Northeast Housing, LLC (c)	6.298%	10/15/49	725,000	717,601

Total Military Housing Obligations (Cost $7,773,161)				7,539,267

MUNICIPAL OBLIGATIONS — 0.3%
Illinois State, GO (Cost $1,336,602)	5.650%	12/01/38	1,310,000	1,363,422

	Shares	Value
COMMON STOCKS — 0.0% (d)
Energy — 0.0% (d)
Titan Energy, LLC (c) (e) (Cost $502,500)	3,370	$80,880

PREFERRED STOCKS — 0.6%
Bank of America Corp., 6.300%	300,000	313,500
Citigroup, Inc., 5.900%	500,000	504,400
Citigroup, Inc., 5.875%	285,000	285,713
Citigroup, Inc., 5.950%	140,000	142,093
Citigroup, Inc., 6.250%	910,000	936,390

Total Preferred Stocks (Cost $2,151,171)		2,182,096

AFFILIATED REGISTERED INVESTMENT COMPANIES — 2.7%
Guggenheim Floating Rate Strategies Fund	231,944	6,049,104
Guggenheim Strategy Fund I	187,961	4,699,030

Total Affiliated Registered Investment Companies (Cost $10,690,012)		10,748,134

MONEY MARKET FUNDS — 0.7%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (f) (Cost $2,851,244)	2,851,244	2,851,244

Total Investments at Value — 103.9% (Cost $418,097,352)		413,532,748
Liabilities in Excess of Other Assets — (3.9%)		(15,633,739)

NET ASSETS — 100.0%		$397,899,009

*	Security, or a portion thereof, has been pledged as collateral on open reverse repurchase agreements (Note 2).
(a)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(b)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(c)	Illiquid.
(d)	Percentage rounds to less than 0.1%.
(e)	Non-income producing security.
(f)	The rate shown is the 7-day effective yield as of December 31, 2016.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	December 31, 2016

A list of the outstanding forward foreign currency contracts held by the Fund at December 31, 2016 is as follows:

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation
Montgomery/Bank of America	1/12/17	CAD 403,000	USD 305,819	$5,669
Montgomery/Bank of America	1/12/17	GBP 316,000	USD 398,072	8,557
				$14,226

For the period ended December 31, 2016, the total amount of all forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

CDO — Collateralized Debt Obligation.

CLO — Collateralized Loan Obligation.

GO — General Obligation.

LLC — Limited Liability Corporation.

Ltd. — Limited.

plc — Public Limited Company.

Re-REMIC — Re-securitization of Real Estate Mortgage Investment Conduit.

STRIPS — Separately Traded Registered Interest and Principal Securities.

144A — This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND		WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Investments in unaffiliated securities, at value (Note 2)	$222,222,525	*	$190,125,833	*	$39,237,954	*	$42,949,663	*	$178,042,535	*	$279,293,240	*	$402,784,614
Investments in affiliated funds, at value	—		—		—		—		—		—		10,748,134
Foreign currency, at value	—		—		—		—		—		20,751		—
Receivable for investment securities sold	645,056		931,469		—		127,155		—		53,649		1,619,399
Unrealized gain on forward foreign currency contracts	—		—		—		—		—		—		14,226
Dividends and interest receivable	135,152		445,578		23,477		58,835		231,434		315,258		2,496,932
Receivable for Portfolio shares sold	142,550		168,269		66,904		25,429		152,544		211,213		425,970
Dividend reclaim receivable	10,256		106		—		—		207		519,339		1,772
Prepaid expenses and other assets	33,321		28,126		21,823		21,674		35,224		50,900		61,286
Total Assets	223,188,860		191,699,381		39,350,158		43,182,756		178,461,944		280,464,350		418,152,333

LIABILITIES:
Bank overdraft	—		656,540		—		—		—		456,244		—
Payable upon return on securities loaned (Note 6)	7,815,619		4,729,193		2,128,325		2,227,822		4,582,659		8,828,715		—
Reverse repurchase agreements (Note 2)	—		—		—		—		—		—		16,976,454
Payable for investment securities purchased	—		104,617		—		15,228		—		732,193		2,020,081
Payable for Portfolio shares redeemed	307,484		396,310		60,463		65,970		176,628		499,672		868,075
Investment advisory fees payable (Note 3)	140,552		121,804		22,482		28,820		15,260		224,367		203,042
Distribution fees payable (Note 4)	22,823		789		8,101		3,767		71,777		1,115		—
Shareholder Service fees payable (Note 4)	29,000		15,240		3,280		3,860		15,780		20,960		42,460
Administration fees payable	7,800		6,800		1,400		1,500		6,400		9,700		14,200
Accrued expenses and other payables	64,148		59,829		38,928		40,009		64,061		90,871		129,012
Total Liabilities	8,387,426		6,091,122		2,262,979		2,386,976		4,932,565		10,863,837		20,253,324

NET ASSETS	$214,801,434		$185,608,259		$37,087,179		$40,795,780		$173,529,379		$269,600,513		$397,899,009

* Includes Market Value of Securities on Loan	$22,586,674		$14,358,569		$4,691,378		$3,523,566		$10,033,391		$19,967,056		$—

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS consist of:
Paid-in capital	$162,799,873	$153,086,456	$27,596,587	$30,786,376	$64,262,115	$278,303,995	$402,888,218
Undistributed net investment income (accumulated net investment loss)	11,973	3,533	—	—	(2,459)	(104,004)	(14,227)
Accumulated net realized gains (losses) on investments sold and foreign currency transactions	1,008,422	2,280,890	1,118,345	1,321,264	88,944	(22,175,266)	(424,602)
Net unrealized appreciation (depreciation) on investments	50,981,166	30,237,380	8,372,247	8,688,140	109,180,779	13,603,915	(4,564,604)
Net unrealized appreciation (depreciation) on assets and liabilities denominated in foreign currencies	—	—	—	—	—	(28,127)	14,224

NET ASSETS	$214,801,434	$185,608,259	$37,087,179	$40,795,780	$173,529,379	$269,600,513	$397,899,009

Investments in unaffiliated securities, at cost (Note 2)	$163,425,740	$155,159,260	$28,737,382	$32,033,701	$64,279,097	$256,860,610	$407,407,340
Investments in affiliated funds, at cost	—	—	—	—	—	—	10,690,012
Cash collateral for securities on loan, at cost	7,815,619	4,729,193	2,128,325	2,227,822	4,582,659	8,828,715	—
Foreign currency, at cost	—	—	—	—	—	21,305	—

NET ASSETS:
Investment Class shares	$62,634,450	$10,111,562	$8,633,220	$9,097,361	$132,669,048	$11,289,693	$1,101,883
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†
Institutional Class shares	$152,166,984	$175,496,697	$28,453,959	$31,698,419	$40,860,331	$258,310,820	$396,797,126
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†

Amounts designated as “—“ are either $0, or have been rounded to $0.
†	For the Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
SHARES OUTSTANDING:
Investment Class shares	1,846,252	495,772	353,739	383,058	7,034,013	1,265,997	108,647
Institutional Class shares	4,205,125	8,689,708	1,086,800	1,312,971	2,167,096	29,311,284	39,278,089

INVESTMENT CLASS SHARES:
Net asset value, offering and redemption price per share	$33.93	$20.40	$24.41	$23.75	$18.86	$8.92	$10.14

INSTITUTIONAL CLASS SHARES:
Net asset value, offering and redemption price per share	$36.19	$20.20	$26.18	$24.14	$18.85	$8.81	$10.10

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND*
INVESTMENT INCOME:
Dividends	$3,565,703	$5,480,643	$309,984	$737,926	$4,182,126	$8,232,063	$489,191
Interest	165	1,724	—	210	—	—	10,026,656
Income from Security Lending	87,834	56,215	39,918	44,839	88,145	105,600	—
Income distributions from affiliated investments	—	—	—	—	—	—	94,857
Foreign taxes withheld	(60,912)	(12,844)	(11)	(873)	(725)	(825,747)	(12,002)
Total income	3,592,790	5,525,738	349,891	782,102	4,269,546	7,511,916	10,598,702

EXPENSES:
Investment advisory fee (Note 3)	1,893,731	1,321,817	315,035	332,900	197,180	2,770,494	1,593,644
Administration and accounting fees (Note 3)	176,951	122,777	25,842	27,269	137,662	194,231	185,668
Distribution (12b-1) fees (Note 4)
Investment Class	226,229	102,604	26,895	31,877	368,098	18,231	1,635
Horace Mann Class	N/A	N/A	N/A	N/A	5,214	N/A	N/A
Shareholder Service fees (Note 4)
Investment Class	79,358	10,128	7,487	9,963	83,529	8,966	1,316
Institutional Class	80,814	74,297	14,631	14,674	—	114,245	149,518
Professional fees	96,917	72,977	39,475	40,068	82,171	99,966	76,962
Custodian fees (Note 3)	90,907	57,950	15,749	15,840	67,783	160,614	80,008
Transfer agent fees (Note 3)	78,039	32,166	24,806	28,551	73,190	85,666	15,788
Registration and filing fees	44,985	42,106	27,097	27,424	55,513	63,202	58,130
Printing fees	56,026	40,763	11,449	12,401	35,562	47,737	21,442
Directors’ fees and expenses (Note 3)	26,745	18,825	4,026	4,255	20,697	29,714	24,636
Insurance expense	18,170	8,439	2,153	2,238	17,238	14,065	—
Interest expense	—	—	—	—	—	5,364	41,533
Chief compliance officer expenses	449	538	78	87	180	827	1,753
Other	28,414	29,055	8,472	8,506	34,274	62,806	51,628
Total expenses	2,897,735	1,934,442	523,195	556,053	1,178,291	3,676,128	2,303,661
Fees reduced and/or reimbursed by Investment Adviser (Note 3)	—	—	(26,249)	(23,509)	—	(144,932)	(723)
Fees paid indirectly (Note 4)	(6,299)	(11,674)	(474)	(4,178)	(203)	—	—
Net expenses	2,891,436	1,922,768	496,472	528,366	1,178,088	3,531,196	2,302,938

Net investment income (loss)	701,354	3,602,970	(146,581)	253,736	3,091,458	3,980,720	8,295,764

* Commenced operations on March 30, 2016.
Amounts designated as “—” are either $0, or have been rounded to $0.
N/A – Not Applicable. Share class not offered during the year.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND*
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Unaffiliated investments	24,110,965	10,983,831	5,246,004	3,935,633	32,576,301	(4,186,065)	1,637,055
Sale of affiliated investment company shares	—	—	—	—	—	—	15,724
Foreign currency transactions	—	—	—	—	—	143,452	66,898
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(9,717,197)	18,844,323	3,547,658	6,014,108	(12,337,006)	13,545,937	(4,622,727)
Investments in affiliated funds	—	—	—	—	—	—	58,123
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	—	—	—	(16,394)	14,224

Net realized and unrealized gains (losses) on investments and foreign currency transactions	14,393,768	29,828,154	8,793,662	9,949,741	20,239,295	9,486,930	(2,830,703)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,095,122	$33,431,124	$8,647,081	$10,203,477	$23,330,753	$13,467,650	$5,465,061

*	Commenced operations on March 30, 2016.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets For the Year Ended December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND*
OPERATIONS:
Net investment income (loss)	$701,354	$3,602,970	$(146,581)	$253,736	$3,091,458	$3,980,720	$8,295,764
Net realized gains (losses) on unaffiliated investments, sale of affiliated investment company shares and foreign currency transactions	24,110,965	10,983,831	5,246,004	3,935,633	32,576,301	(4,042,613)	1,719,677
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(9,717,197)	18,844,323	3,547,658	6,014,108	(12,337,006)	13,529,543	(4,550,380)
Net increase in net assets resulting from operations	15,095,122	33,431,124	8,647,081	10,203,477	23,330,753	13,467,650	5,465,061

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investment Class shares	(23,274)	(70,117)	—	(42,010)	(2,761,275)	(182,252)	(18,739)
Institutional Class shares	(666,107)	(3,529,320)	—	(249,635)	(1,004,390)	(4,629,388)	(8,022,614)
Horace Mann Class shares	N/A	N/A	N/A	N/A	(4,577)	N/A	N/A
Net realized capital gains:
Investment Class shares	(7,216,123)	(812,603)	(902,329)	(879,115)	(5,106,112)	—	(7,570)
Institutional Class shares	(16,461,985)	(8,395,071)	(3,066,404)	(2,443,106)	(1,869,149)	—	(2,931,274)
Total distributions to shareholders	(24,367,489)	(12,807,111)	(3,968,733)	(3,613,866)	(10,745,503)	(4,811,640)	(10,980,197)

* Commenced operations on March 30, 2016.
N/A — Not Applicable. Share classes not offered during the year.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND*
CAPITAL SHARE TRANSACTIONS (DOLLARS):
Investment Class shares:
Shares sold	9,447,776	13,100,295	8,090,368	4,601,966	14,468,832	13,074,344	3,002,325
Issued in connection with in-kind transfer**	—	—	—	—	—	—	10
Shares issued as reinvestment of distributions	7,046,311	868,423	883,172	900,773	7,545,415	176,771	22,884
Redemption fees (Note 2)	—	—	—	—	—	942	—
Shares redeemed	(58,801,975)	(60,891,899)	(14,178,884)	(12,548,929)	(58,715,642)	(5,481,578)	(1,932,279)
Net increase (decrease) in net assets from Investment Class share transactions	(42,307,888)	(46,923,181)	(5,205,344)	(7,046,190)	(36,701,395)	7,770,479	1,092,940

Institutional Class shares:
Shares sold	112,406,914	127,227,693	23,749,758	24,015,502	10,987,352	177,914,962	317,151,289
Issued in connection with in-kind transfer**	—	—	—	—	—	—	147,868,290
Shares issued as reinvestment of distributions	15,976,819	11,893,895	3,059,039	2,684,309	2,231,465	4,619,158	10,945,747
Redemption fees (Note 2)	—	—	—	—	—	1,948	—
Shares redeemed	(91,601,976)	(33,421,170)	(16,251,162)	(13,461,080)	(34,209,479)	(109,736,709)	(73,644,121)
Net increase (decrease) in net assets from Institutional Class share transactions	36,781,757	105,700,418	10,557,635	13,238,731	(20,990,662)	72,799,359	402,321,205

*	Commenced operations on March 30, 2016.
**	See Note 9 in Notes to Financial Statements.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND*
CAPITAL SHARE TRANSACTIONS (DOLLARS) (Continued):
Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	1	N/A	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	—	N/A	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(197)	N/A	N/A
Net decrease in net assets from Qualified Class share transactions	N/A	N/A	N/A	N/A	(196)	N/A	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	24,850	N/A	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	4,577	N/A	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(1,792,892)	N/A	N/A
Net decrease in net assets from Horace Mann Class share transactions	N/A	N/A	N/A	N/A	(1,763,465)	N/A	N/A
Net increase (decrease) in net assets from capital stock transactions	(5,526,131)	58,777,237	5,352,291	6,192,541	(59,455,718)	80,569,838	403,414,145

Net increase (decrease) in net assets	(14,798,498)	79,401,250	10,030,639	12,782,152	(46,870,468)	89,225,848	397,899,009

NET ASSETS:
Beginning of year	229,599,932	106,207,009	27,056,540	28,013,628	220,399,847	180,374,665	—
End of the year	$214,801,434	$185,608,259	$37,087,179	$40,795,780	$173,529,379	$269,600,513	$397,899,009
Undistributed net investment income (accumulated net investment loss) at end of the year	$11,973	$3,533	$—	$—	$(2,459)	$(104,004)	$(14,227)

* Commenced operations on March 30, 2016.
N/A — Not Applicable. Share classes not offered during the year.
Amounts designated as “—” are either $0, or have been rounded to $0

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2016

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND*
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	258,962	723,256	330,720	217,024	800,638	1,460,532	292,557
Issued in connection with in-kind transfer**	—	—	—	—	—	—	1
Shares issued as reinvestment of distributions	202,292	42,973	35,879	38,667	392,549	19,862	2,256
Shares redeemed	(1,531,665)	(3,109,741)	(571,361)	(561,550)	(3,141,812)	(600,832)	(186,167)
Net increase (decrease) in Investment Class shares outstanding	(1,070,411)	(2,343,512)	(204,762)	(305,859)	(1,948,625)	879,562	108,647

Institutional Class shares:
Shares sold	2,946,276	6,952,495	1,016,072	1,155,839	572,873	21,027,280	31,084,393
Issued in connection with in-kind transfer**	—	—	—	—	—	—	14,275,906
Shares issued as reinvestment of distributions	430,089	577,737	115,866	111,843	115,397	524,904	1,080,559
Shares redeemed	(2,302,019)	(1,698,028)	(644,708)	(605,842)	(1,843,987)	(12,387,624)	(7,162,769)
Net increase (decrease) in Institutional Class shares outstanding	1,074,346	5,832,204	487,230	661,840	(1,155,717)	9,164,560	39,278,089

Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	—	N/A	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	—	N/A	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(12)	N/A	N/A
Net decrease in Qualified Class shares outstanding	N/A	N/A	N/A	N/A	(12)	N/A	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	1,374	N/A	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	240	N/A	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(93,255)	N/A	N/A
Net decrease in Horace Mann Class shares outstanding	N/A	N/A	N/A	N/A	(91,641)	N/A	N/A

*	Commenced operations on March 30, 2016.
**	See Note 9 in Notes to Financial Statements.
N/A — Not Applicable. Share classes not offered during the year.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets For the Year Ended December 31, 2015*

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
OPERATIONS:
Net investment income (loss)	$(398,110)	$1,283,331	$(122,687)	$63,065	$3,259,507	$1,850,892
Net realized gains (losses) on investments and foreign currency transactions	21,237,633	6,431,264	1,568,318	1,708,145	12,858,128	(9,062,137)
Net change in unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(6,083,070)	(13,725,637)	(751,209)	(2,915,605)	(15,900,180)	3,650,463
Net increase (decrease) in net assets resulting from operations	14,756,453	(6,011,042)	694,422	(1,144,395)	217,455	(3,560,782)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income:
Investment Class shares	—	(559,437)	—	(1,177)	(2,187,317)	(8,401)
Institutional Class shares	—	(692,061)	—	(45,631)	(944,890)	(1,748,013)
Qualified Class shares	N/A	N/A	N/A	N/A	(3)	N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	(22,310)	N/A
Net Realized Capital Gains:
Investment Class shares	(11,355,053)	(3,397,914)	(720,384)	(828,980)	—	—
Institutional Class shares	(12,134,652)	(3,309,669)	(766,658)	(762,106)	—	—
Total distributions to shareholders	(23,489,705)	(7,959,081)	(1,487,042)	(1,637,894)	(3,154,520)	(1,756,414)

CAPITAL SHARE TRANSACTIONS (DOLLARS):
Investment Class shares:
Shares sold	14,431,823	9,017,150	5,078,365	5,800,048	28,001,013	4,067,254
Shares issued as reinvestment of distributions	11,150,215	3,910,990	712,109	819,947	2,059,887	6,973
Redemption fees (Note 2)	—	—	—	—	—	220
Shares redeemed	(17,010,216)	(14,667,095)	(4,087,152)	(4,997,495)	(72,677,521)	(12,701,044)
Net increase (decrease) in net assets from Investment Class share transactions	8,571,822	(1,738,955)	1,703,322	1,622,500	(42,616,621)	(8,626,597)

Institutional Class shares:
Shares sold	5,361,481	9,153	20,061	154,125	5,224,542	40,029,720
Shares issued as reinvestment of distributions	10,859,881	3,996,628	766,653	807,423	459,540	1,746,693
Redemption fees (Note 2)	—	—	—	—	—	341
Shares redeemed	(24,726,424)	(7,155,243)	(1,522,249)	(1,563,847)	(13,339,955)	(23,877,118)
Net increase (decrease) in net assets from Institutional Class share transactions	(8,505,062)	(3,149,462)	(735,535)	(602,299)	(7,655,873)	17,899,636

* The Wilshire Income Opportunities Fund had not commenced operations at December 31, 2015.
N/A — Not Applicable. Share classes not offered during the year.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2015*

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL SHARE TRANSACTIONS (DOLLARS) (Continued):
Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	1	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	2	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase in net assets from Qualified Class share transactions	N/A	N/A	N/A	N/A	3	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	30,775	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	22,309	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(124,088)	N/A
Net decrease in net assets from Horace Mann Class share transactions	N/A	N/A	N/A	N/A	(71,004)	N/A
Net increase (decrease) in net assets from capital stock transactions	66,760	(4,888,417)	967,787	1,020,201	(50,343,495)	9,273,039

Net increase (decrease) in net assets	(8,666,492)	(18,858,540)	175,167	(1,762,088)	(53,280,560)	3,955,843

NET ASSETS:
Beginning of year	238,266,424	125,065,549	26,881,373	29,775,716	273,680,407	176,418,822
End of year	$229,599,932	$106,207,009	$27,056,540	$28,013,628	$220,399,847	$180,374,665
Undistributed net investment income (accumulated net investment loss) end of year	$(10)	$(13)	$(3)	$34,817	$540,069	$81,733

* The Wilshire Income Opportunities Fund had not commenced operations at December 31, 2015.
N/A — Not Applicable. Share classes not offered during the year.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2015*

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	362,130	438,642	207,103	255,692	1,545,688	450,088
Shares issued as reinvestment of distributions	302,995	208,652	31,233	39,706	114,741	778
Shares redeemed	(431,846)	(713,809)	(166,035)	(224,213)	(4,033,525)	(1,319,953)
Net increase (decrease) in Investment Class shares outstanding	233,279	(66,515)	72,301	71,185	(2,373,096)	(869,087)

Institutional Class shares:
Shares sold	128,974	431	761	6,769	287,221	4,200,644
Shares issued as reinvestment of distributions	278,388	212,174	31,653	38,323	25,615	197,366
Shares redeemed	(588,546)	(344,881)	(58,468)	(68,327)	(740,212)	(2,615,097)
Net increase (decrease) in Institutional Class shares outstanding	(181,184)	(132,276)	(26,054)	(23,235)	(427,376)	1,782,913

Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	1	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase in Qualified Class shares outstanding	N/A	N/A	N/A	N/A	2	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	1,699	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1,246	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(6,773)	N/A
Net decrease in Horace Mann Class shares outstanding	N/A	N/A	N/A	N/A	(3,828)	N/A

* The Wilshire Income Opportunities Fund had not commenced operations at December 31, 2015.
N/A — Not Applicable. Share classes not offered during the year.
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$36.82	$38.66	$41.60	$34.70	$31.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	(0.14)	(0.26)	(0.02)	0.07
Net realized and unrealized gains on investments	1.26	2.53	3.61	10.38	4.24
Total from investment operations	1.30	2.39	3.35	10.36	4.31

Less distributions:
From net investment income	(0.01)	—	—	—	(0.07)
From realized capital gains	(4.18)	(4.23)	(6.29)	(3.46)	(1.08)
Total distributions	(4.19)	(4.23)	(6.29)	(3.46)	(1.15)

Net asset value, end of year	$33.93	$36.82	$38.66	$41.60	$34.70

Total return	3.33%	6.18%	7.97%	30.22%	13.72%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$62,634	$107,381	$103,733	$113,495	$100,853
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.32%	1.33%	1.38%	1.36%	1.39%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.32%[2]	1.33%[2]	1.38%[2]	1.36%[2]	1.39%[2]
Net investment income (loss)	0.10%	(0.34%)	(0.61%)	(0.05%)	0.20%
Portfolio turnover rate	75%	104%	62%	136%	71%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.32%, 1.34%, 1.38%, 1.36% and 1.39% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$39.04	$40.62	$43.28	$35.94	$32.63

Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	(0.01)	(0.13)	0.10	0.18
Net realized and unrealized gains on investments	1.34	2.66	3.76	10.77	4.38
Total from investment operations	1.49	2.65	3.63	10.87	4.56

Less distributions:
From net investment income	(0.16)	—	(0.00)[2]	(0.07)	(0.17)
From realized capital gains	(4.18)	(4.23)	(6.29)	(3.46)	(1.08)
Total distributions	(4.34)	(4.23)	(6.29)	(3.53)	(1.25)

Net asset value, end of year	$36.19	$39.04	$40.62	$43.28	$35.94

Total return	3.61%	6.52%	8.32%	30.60%	14.04%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$152,167	$122,219	$134,534	$243,622	$85,740
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.04%	1.01%	1.06%	1.05%	1.11%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.04%[3]	1.01%[3]	1.06%[3]	1.06%[3]	1.11%[3]
Net investment income (loss)	0.37%	(0.02%)	(0.29%)	0.23%	0.50%
Portfolio turnover rate	75%	104%	62%	136%	71%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]

The ratio of operating expenses before fee reductions and reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.04%, 1.02%, 1.06%, 1.05% and 1.11% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$18.62	$21.19	$21.44	$15.86	$13.82

Income (loss) from investment operations:
Net investment income[1]	0.37	0.20	0.18	0.16	0.17
Net realized and unrealized gains (losses) on investments	2.56	(1.33)	2.14	5.64	2.03
Total from investment operations	2.93	(1.13)	2.32	5.80	2.20

Less distributions:
From net investment income	(0.14)	(0.19)	(0.23)	(0.14)	(0.16)
From realized capital gains	(1.01)	(1.25)	(2.34)	(0.08)	—
Total distributions	(1.15)	(1.44)	(2.57)	(0.22)	(0.16)

Net asset value, end of year	$20.40	$18.62	$21.19	$21.44	$15.86

Total return	15.73%	(5.33%)	10.77%	36.54%	15.92%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$10,112	$52,864	$61,566	$61,800	$44,220
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.26%	1.27%	1.29%	1.24%	1.35%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.27%[2]	1.29%[2]	1.30%[2]	1.25%[2]	1.36%[2]
Net investment income	1.87%	0.96%	0.80%	0.87%	1.12%
Portfolio turnover rate	174%	55%	57%	101%	97%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.26%, 1.27%, 1.29%, 1.24% and 1.35% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$18.67	$21.24	$21.48	$15.89	$13.84

Income (loss) from investment operations:
Net investment income[1]	0.40	0.26	0.24	0.22	0.20
Net realized and unrealized gains (losses) on investments	2.55	(1.33)	2.14	5.63	2.04
Total from investment operations	2.95	(1.07)	2.38	5.85	2.24

Less distributions:
From net investment income	(0.41)	(0.25)	(0.28)	(0.18)	(0.19)
From realized capital gains	(1.01)	(1.25)	(2.34)	(0.08)	—
Total distributions	(1.42)	(1.50)	(2.62)	(0.26)	(0.19)

Net asset value, end of year	$20.20	$18.67	$21.24	$21.48	$15.89

Total return	15.78%	(5.07%)	11.05%	36.85%	16.18%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$175,497	$53,343	$63,499	$111,550	$800
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.04%	1.01%	1.00%	0.95%	1.14%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.05%[2]	1.02%[2]	1.01%[2]	0.97%[2]	1.15%[2]
Net investment income	2.09%	1.23%	1.09%	1.13%	1.32%
Portfolio turnover rate	174%	55%	57%	101%	97%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.04%, 1.01%, 1.00%, 0.95% and 1.14% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$22.64	$23.44	$24.95	$18.06	$15.90

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.15)	(0.15)	(0.25)	(0.16)	0.09
Net realized and unrealized gains on investments	4.80	0.70	1.09	7.59	2.07
Total from investment operations	4.65	0.55	0.84	7.43	2.16

Less distributions:
From realized capital gains	(2.88)	(1.35)	(2.35)	(0.54)	—

Net asset value, end of year	$24.41	$22.64	$23.44	$24.95	$18.06

Total return	20.44%	2.29%	3.44%	41.25%	13.58%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,633	$12,642	$11,398	$9,582	$7,225
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.51%	1.46%	1.50%	1.47%	1.47%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.60%[2]	1.64%[2]	1.55%[2]	1.62%[2]	1.97%[2]
Net investment income (loss)	(0.57%)	(0.59%)	(1.00%)	(0.75%)	0.55%
Portfolio turnover rate	114%	63%	77%	88%	99%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.60%, 1.64%, 1.54%, 1.61% and 1.95% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$24.04	$24.75	$26.14	$18.89	$16.60

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.07)	(0.18)	(0.15)	0.11
Net realized and unrealized gains on investments	5.10	0.71	1.14	7.99	2.18
Total from investment operations	5.02	0.64	0.96	7.84	2.29

Less distributions:
From net investment income	—	—	—	(0.05)	—
From realized capital gains	(2.88)	(1.35)	(2.35)	(0.54)	—
Total distributions	(2.88)	(1.35)	(2.35)	(0.59)	—

Net asset value, end of year	$26.18	$24.04	$24.75	$26.14	$18.89

Total return	20.79%	2.53%	3.75%	41.58%	13.80%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$28,454	$14,414	$15,483	$24,013	$15
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.27%	1.19%	1.20%	1.19%	1.28%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.33%[2]	1.36%[2]	1.24%[2]	1.20%[2]	1.79%[2]
Net investment income (loss)	(0.32%)	(0.28%)	(0.70%)	(0.54%)	0.60%
Portfolio turnover rate	114%	63%	77%	88%	99%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.33%, 1.35%, 1.19%, 1.18% and 1.78% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$20.74	$22.86	$24.33	$17.40	$15.04

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.01	(0.08)	(0.03)	0.20
Net realized and unrealized gains (losses) on investments	4.99	(0.89)	1.53	7.62	2.38
Total from investment operations	5.09	(0.88)	1.45	7.59	2.58

Less distributions:
From net investment income	(0.09)	(0.00)[2]	—	(0.00)[2]	(0.22)
From capital gains	(1.99)	(1.24)	(2.92)	(0.66)	—
Total distributions	(2.08)	(1.24)	(2.92)	(0.66)	(0.22)

Net asset value, end of year	$23.75	$20.74	$22.86	$24.33	$17.40

Total return	24.86%	(3.83%)	6.17%	43.79%	17.20%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$9,097	$14,287	$14,120	$13,688	$9,641
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.51%	1.49%	1.49%	1.49%	1.49%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.60%[3]	1.67%[3]	1.56%[3]	1.58%[3]	1.84%[3]
Net investment income (loss)	0.48%	0.06%	(0.35%)	(0.13%)	1.24%
Portfolio turnover rate	99%	49%	53%	60%	68%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.59%, 1.67%, 1.55%, 1.57% and 1.83% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$21.08	$23.21	$24.59	$17.58	$15.19

Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.08	(0.02)	0.00	0.22
Net realized and unrealized gains (losses) on investments	5.08	(0.90)	1.56	7.74	2.42
Total from investment operations	5.24	(0.82)	1.54	7.74	2.64

Less distributions:
From net investment income	(0.19)	(0.07)	—	(0.07)	(0.25)
From realized capital gains	(1.99)	(1.24)	(2.92)	(0.66)	—
Total distributions	(2.18)	(1.31)	(2.92)	(0.73)	(0.25)

Net asset value, end of year	$24.14	$21.08	$23.21	$24.59	$17.58

Total return	25.16%	(3.52%)	6.47%	44.16%	17.41%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$31,698	$13,727	$15,655	$24,934	$54
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.27%	1.18%	1.17%	1.20%	1.31%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.33%[2]	1.36%[2]	1.23%[2]	1.19%[2]	1.66%[2]
Net investment income (loss)	0.73%	0.36%	(0.07%)	(0.01%)	1.33%
Portfolio turnover rate	99%	49%	53%	60%	68%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.32%, 1.35%, 1.21%, 1.18% and 1.65% for 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$17.78	$18.01	$16.22	$12.43	$10.93

Income (loss) from investment operations:
Net investment income[1]	0.27	0.24	0.23	0.19	0.19
Net realized and unrealized gains (losses) on investments	1.96	(0.22)	1.78	3.80	1.49
Total from investment operations	2.23	0.02	2.01	3.99	1.68

Less distributions:
From net investment income	(0.39)	(0.25)	(0.22)	(0.20)	(0.18)
From realized capital gains	(0.76)	—	—	—	—
Total distributions	(1.15)	(0.25)	(0.22)	(0.20)	(0.18)

Net asset value, end of year	$18.86	$17.78	$18.01	$16.22	$12.43

Total return	12.51%	0.08%	12.38%	32.10%	15.36%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$132,669	$159,709	$204,465	$139,354	$107,888
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.67%	0.64%	0.65%	0.68%	0.70%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	0.67%[2]	0.64%[2]	0.65%	0.68%	0.70%
Net investment income	1.49%	1.35%	1.32%	1.33%	1.61%
Portfolio turnover rate	5%	6%	3%	2%	2%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.67% and 0.64% for 2016 and 2015, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$17.78	$18.00	$16.21	$12.41	$10.92

Income (loss) from investment operations:
Net investment income[1]	0.33	0.29	0.26	0.22	0.22
Net realized and unrealized gains (losses) on investments	1.95	(0.22)	1.79	3.81	1.47
Total from investment operations	2.28	0.07	2.05	4.03	1.69

Less distributions:
From net investment income	(0.45)	(0.29)	(0.26)	(0.23)	(0.20)
From realized capital gains	(0.76)	—	—	—	—
Total distributions	(1.21)	(0.29)	(0.26)	(0.23)	(0.20)

Net asset value, end of year	$18.85	$17.78	$18.00	$16.21	$12.41

Total return	12.81%	0.36%	12.60%	32.48%	15.54%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$40,860	$59,065	$67,500	$59,565	$50,633
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.36%	0.41%	0.44%	0.46%	0.47%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	0.36%[2]	0.41%[2]	0.44%	0.46%	0.47%
Net investment income	1.80%	1.59%	1.53%	1.55%	1.84%
Portfolio turnover rate	5%	6%	3%	2%	2%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.36% and 0.41% for 2016 and 2015, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$8.90	$9.06	$9.70	$8.34	$7.63

Income (loss) from investment operations:
Net investment income[1]	0.10	0.09	0.09	0.03	0.06
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.07	(0.23)	(0.71)	1.54	0.96
Total from investment operations	0.17	(0.14)	(0.62)	1.57	1.02

Less distributions:
From net investment income	(0.15)	(0.02)	(0.02)	0.00	(0.09)
From realized capital gains	—	—	—	(0.21)	(0.22)
Redemption fee (Note 2)	0.00 [2]	0.00 [2]	—	—	—
Total distributions	(0.15)	(0.02)	(0.02)	(0.21)	(0.31)

Net asset value, end of year	$8.92	$8.90	$9.06	$9.70	$8.34

Total return	1.88%	(1.55%)	(6.38%)	18.95%	13.36%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$11,290	$3,438	$11,371	$2,410	$74,999
Operating expenses including dividends and rebates on securities sold short and interest expense, after fee reductions and expense reimbursements and fees paid indirectly[4]	1.52%	1.50%	1.50%	1.85%[3]	2.24%[3]
Operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements and fees paid indirectly[4]	1.65%	1.75%	1.71%[5]	1.93%[5]	2.29%[5]
Net investment income	1.19%	0.99%	0.97%	0.38%	0.77%
Portfolio turnover rate	79%	84%	176%	368%	45%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]

The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.50% for 2013 and 2012.

[4]	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.
[5]

The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.71%, 1.93% and 2.28% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012
Net asset value, beginning of year	$8.78	$8.99	$9.64	$8.38	$7.67

Income (loss) from investment operations:
Net investment income[1]	0.12	0.09	0.09	0.08	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.07	(0.21)	(0.68)	1.51	0.95
Total from investment operations	0.19	(0.12)	(0.59)	1.59	1.04

Less distributions:
From net investment income	(0.16)	(0.09)	(0.06)	(0.12)	(0.11)
From realized capital gains	—	—	—	(0.21)	(0.22)
Redemption fee (Note 2)	0.00 [2]	0.00 [2]	—	—	—
Total distributions	(0.16)	(0.09)	(0.06)	(0.33)	(0.33)

Net asset value, end of year	$8.81	$8.78	$8.99	$9.64	$8.38

Total return	2.16%	(1.37%)	(6.16%)	19.10%	13.63%

Ratios to average net assets/supplemental data[2]:
Net assets, end of year (in 000’s)	$258,311	$176,937	$165,048	$45,897	$99,106
Operating expenses including dividends and rebates on securities sold short and interest expense, after fee reductions and expense reimbursements and fees paid indirectly[4]	1.27%	1.25%	1.25%	1.61%[3]	1.99%[3]
Operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements and fees paid indirectly[4]	1.32%	1.29%	1.31%[5]	1.87%[5]	2.01%[5]
Net investment income	1.44%	1.00%	0.96%	0.88%	1.03%
Portfolio turnover rate	79%	84%	176%	368%	45%

Amounts designated as “—“ are either $0, or have been rounded to $0.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Amount is less than $0.01 per share.
[3]

The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.25% for 2013 and 2012.

[4]	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.
[5]

The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.87% and 2.00% for 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout the Period.
Investment Class Shares
Period Ended 12/31/2016*
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income[1]	0.21
Net realized and unrealized gains on investments and foreign currency transactions	0.18
Total from investment operations	0.39

Less distributions:
From net investment income	(0.18)
From realized capital gains	(0.07)
Total distributions	(0.25)

Net asset value, end of period	$10.14

Total return	3.92%[2]

Ratios to average net assets/supplemental data[2]:
Net assets, end of period (in 000’s)	$1,102
Operating expenses after expense reimbursements†	1.15%[3]
Operating expense before expense reimbursements	1.26%
Net investment income	2.83%[3]
Portfolio turnover rate	74%[2]

*	Commenced operations on March 30, 2016.
†	Ratio does not include expenses from underlying funds.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Not Annualized.
[3]	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout the Period.
Institutional Class Shares
Period Ended 12/31/2016*
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income[1]	0.25
Net realized and unrealized gains on investments and foreign currency transactions	0.13
Total from investment operations	0.38

Less distributions:
From net investment income	(0.21)
From realized capital gains	(0.07)
Total distributions	(0.28)

Net asset value, end of period	$10.10

Total return	3.82%[2]

Ratios to average net assets/supplemental data[2]:
Net assets, end of period (in 000’s)	$396,797
Operating expenses†	0.86%[3]
Net investment income	3.11%[3]
Portfolio turnover rate	74%[2]

*	Commenced operations on March 30, 2016.
†	Ratio does not include expenses from underlying funds.
[1]	The selected per share data was calculated using the average shares outstanding method for the period.
[2]	Not Annualized.
[3]	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series, all of which had operations during the period: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Company accounts separately for the assets, liabilities and operations of each series.

The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges. The Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective service and distribution expenses.

2. Significant Accounting Policies.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. Although the Company is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolios’ current financial statement presentation and expects that the Portfolios will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Use of estimates – Each Portfolio is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security valuation – A security listed or traded on U.S. exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, the most recent bid quotation is used. Securities traded over-the-counter

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

(other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, the most recent bid quotation is used. Debt securities are valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are valued daily at a price, as provided by an independent pricing service which is an estimate of the fair value price. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

The Wilshire International Equity Fund uses ICE Data Services (formerly, Interactive Data Pricing and Reference Data, Inc.) (“ICE”) as a third-party fair valuation vendor. ICE provides a daily fair value for foreign securities in the Wilshire International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE. These factors are used to value the Wilshire International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Wilshire International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2016, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of December 31, 2016:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$212,295,406	$—	$—	$212,295,406
Money Market Funds	9,927,119	—	—	9,927,119
Total	$222,222,525	$—	$—	$222,222,525

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$185,385,646	$—	$—	$185,385,646
Rights	—	—	1,189	1,189
Money Market Funds	4,738,998	—	—	4,738,998
Total	$190,124,644	$—	$1,189	$190,125,833

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$36,032,578	$—	$—		$36,032,578
Rights	—	—	360	*	360
Money Market Funds	3,205,016	—	—		3,205,016
Total	$39,237,594	$—	$360		$39,237,954

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$39,794,076	$—	$—	$39,794,076
Money Market Funds	3,155,587	—	—	3,155,587
Total	$42,949,663	$—	$—	$42,949,663

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$173,307,064	$—	$—		$173,307,064
Rights	—	—	12,313	*	12,313
Money Market Funds	4,723,158	—	—		4,723,158
Total	$178,030,222	$—	$12,313		$178,042,535

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

Wilshire International Equity Fund	Level 1	Level 2		Level 3	Total
Common Stocks	$67,822,913	$194,652,920		$—	$262,475,833
Rights	—	0	*	—	0
Exchange-Traded Funds	1,113,756	—		—	1,113,756
Money Market Funds	15,703,651	—		—	15,703,651
Total	$84,640,320	$194,652,920		$—	$279,293,240

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$52,738,270	$—	$52,738,270
U.S. Government Agency Obligations	—	19,618,883	—	19,618,883
Agency Mortgage-Backed Obligations	—	15,000,551	—	15,000,551
Non-Agency Mortgage-Backed Obligations	—	86,096,488	—	86,096,488
Asset-Backed Securities	—	41,157,685	—	41,157,685
Collateralized Loan Obligations	—	52,030,998	—	52,030,998
Investment Grade Corporate Obligations	—	22,232,315	—	22,232,315
High Yield Corporate Obligations	—	16,036,639	—	16,036,639
Foreign Bonds	—	50,636,883	—	50,636,883
Loan Participations	—	33,218,993	—	33,218,993
Military Housing Obligations	—	5,688,289	1,850,978	7,539,267
Municipal Obligations	—	1,363,422	—	1,363,422
Common Stocks	80,880	—	—	80,880
Preferred Stocks	—	2,182,096	—	2,182,096
Affiliated Registered Investment Companies	10,748,134	—	—	10,748,134
Money Market Funds	2,851,244	—	—	2,851,244
Total	$13,680,258	$398,001,512	$1,850,978	$413,532,748
Other Financial Instruments
Forward Contracts Unrealized Appreciation	$—	$14,226	$—	$14,226
Reverse Repurchase Agreements	(16,976,454)	—	—	(16,976,454)
Total	$(16,976,454)	$14,226	$—	$(16,962,228)

*	Includes Rights which have been fair valued at $0.

Refer to the Portfolios’ Schedules of Investments for a listing of the securities by industry or sector type. As of December 31, 2016, the Portfolios did not have any transfers between Levels. In addition, Large Company Growth Portfolio, Small Company Value Portfolio and Wilshire International Equity Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2016. Large Company Value Portfolio, Small Company Growth Portfolio and Wilshire 5000 IndexSM Fund held Rights and Wilshire Income Opportunities held Military Housing Obligations that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2016 totaling $1,189, $360, $12,313 and $1,850,978, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

presented when the Portfolio has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets. It is the Portfolios’ policy to recognize transfers between Levels at the end of the reporting period.

Option Transactions – The Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes or purchases a covered call or put option, an amount equal to the premium received is included as a liability in the Portfolio’s statement of assets and liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s statement of assets and liabilities, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. As of and during the year ended December 31, 2016, there were no written options transactions.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

Reverse Repurchase Agreements – The Wilshire Income Opportunities Fund may enter into reverse repurchase agreements for investment purposes. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. At the time the Portfolio enters into a reverse repurchase agreement, the Portfolio segregates cash, cash equivalents, or other liquid assets, including equity securities and debt securities, at least equal in value to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of December 31, 2016 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Bank of America
U.S. Treasury Obligations	$(3,056,250)	$—	$—	$—	$(3,056,250)	1.10%
Corporate Bonds	—	(1,200,794)	—	—	(1,200,794)	1.15%
U.S. Treasury Obligations	—	(2,979,660)	—	—	(2,979,660)	1.10%
U.S. Treasury Obligations	(1,428,750)	—	—	—	(1,428,750)	(0.25%)
RBC
U.S. Government Agency Obligations	—	(1,922,000)	—	—	(1,922,000)	1.05%
Corporate Bonds	—	(3,956,625)	—	—	(3,956,625)	1.55%
Corporate Bonds	—	(2,432,375)	—	—	(2,432,375)	1.30%
Total reverse repurchase agreements	$(4,485,000)	$(12,491,454)	$—	$—	$(16,976,454)

The following table represents the Portfolio’s outstanding reverse repurchase agreements net of the related collateral received by counterparty at December 31, 2016:

Counterparty	Financial Assets	Financial Liabilities	Available for Offset	Collateral Pledged or (Received)*	Net Amount
Reverse repurchase agreements
Bank of America	$—	$(8,665,454)	$(8,665,454)	$8,665,454	$—
RBC	—	(8,311,000)	(8,311,000)	8,311,000	—
Total	$—	$(16,976,454)	$(16,976,454)	$16,976,454	$—

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed the amount and may fluctuate in value.

For the period ended December 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Wilshire Income Opportunities Fund was $12,355,795 and 0.44%, respectively.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

When-issued and delayed delivery investments – The Wilshire Income Opportunities Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if a sub-adviser deems it appropriate to do so. The Portfolio may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Portfolio will normally realize a capital gain or loss in connection with these transactions. When the Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Portfolio uses when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2016, the Portfolio held no when-issued or delayed delivery investments.

Securities transactions and investment income – Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount, and amortization of premium on investments, is recognized on the accrual basis from settlement date. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Asset-backed and mortgage securities – The Wilshire Income Opportunities Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolio’s return and result in losses to the Portfolio if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and liabilities at the daily rates of exchange and

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gains (losses) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – The Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Portfolio realizes gains and losses at the time forward contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. As of December 31, 2016, the Portfolio had no outstanding open forward foreign currency contracts.

For the year ended December 31, 2016, the average volume of activity of forward foreign currency contracts was as follows:

Average Monthly Notional Amount Purchased	$292,640
Average Monthly Notional Amount Sold	686,593

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, the Wilshire Income Opportunities Fund has entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolio to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolio may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolio. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as cash pledged as collateral on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the Portfolio’s OTC financial derivative instruments net of the related collateral (received)/pledged by counterparty at December 31, 2016:

Counterparty	Financial Derivative Assets	Financial Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged or (Received)*	Net Amount
Forward foreign currency contracts
Montgomery/Bank of America	$14,226	$—	$14,226	$—	$14,226
Total	$14,226	$—	$14,226	$—	$14,226

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed the amount and may fluctuate in value.

Expense policy – Distribution and Service fees directly attributable to Investment Class shares are charged to that class’ operating expenses. Expenses of the Portfolios other than Distribution and Service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis. Expenses that are attributable to the Company and the Wilshire Variable Insurance Trust (an affiliated investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio’s shares.

Investments in REITs – With respect to the Portfolios, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and realized capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax.

Master Limited Partnerships (“MLPs”) – The Portfolios may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Redemption fees – The Wilshire International Equity Fund charges a redemption fee of 1% on redemption of capital shares held for sixty days or less, subject to certain exceptions. For the year ended December 31, 2015, the Wilshire International Equity Fund charged $561 in redemption fees. For the year ended December 31, 2016, the Wilshire International Equity Fund charged $2,890 in redemption fees.

3. Investment Advisory Fee and Other Transactions.

Pursuant to the Advisory Agreement (the “Agreement”) between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for the Large Company Growth Portfolio and Large Company Value Portfolio, 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for the Wilshire 5000 IndexSM Fund, 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for the Wilshire International Equity Fund, and 0.60% of average daily net assets for the Wilshire Income Opportunities Fund.

The Adviser has entered into contractual expense limitation agreements with the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund to reduce a portion of its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2017. The Adviser may recoup the amount of any fee reduced or expenses reimbursed within three years after the year in which it reduced fees or reimbursed the expenses if the recoupment does not exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. At December 31, 2016, the amounts of fee reductions and expense reimbursements subject to recoupment for Small Company Growth Portfolio were $26,249 expiring in 2019, $48,753 expiring in 2018 and $16,159 expiring in 2017. At December 31, 2016, the amounts of fee reductions and expense reimbursements subject to recoupment for Small Company Value Portfolio were $23,509 expiring in 2019, $52,909 expiring in 2018 and $17,655 expiring in 2017. At December 31, 2016, the amounts of fee reductions and expense reimbursements subject to recoupment for Wilshire International Equity Fund were $144,932 expiring in 2019, $81,678 expiring in 2018 and $78,351 expiring in 2017.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

The Adviser has entered into a contractual expense limitation agreements with the Wilshire Income Opportunities Fund to reduce a portion of its management fee or reimburse expenses to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017. At December 31, 2016, the amount of expense reimbursements subject to recoupment for the Wilshire Income Opportunities Fund was $723 expiring in 2019.

For the year ended December 31, 2016, the Adviser reduced fees or reimbursed expenses as follows:

Portfolio	Fees Reduced/ Reimbursed	Fees Recouped
Small Company Growth Portfolio	$26,249	N/A
Small Company Value Portfolio	23,509	N/A
International Equity Fund	144,932	N/A
Wilshire Income Opportunities Fund	723	N/A

The Board of the Company has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Victory Capital Management Inc. (“Victory”), Pzena Investment Management, LLC (“Pzena”), Barrow, Hanley, Mewhinney and Strauss, LLC (“BHMS”), Ranger Investment Management, LLC (“Ranger”), NWQ Investment Management Company, LP (“NWQ”), Cambiar Investors, LLC (“Cambiar”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine® Capital LP (“DoubleLine”), Guggenheim Partners Investment Management, LLC (“Guggenheim”) and WCM Investment Management (“WCM”) (collectively the “Sub-Advisers”) to provide sub-advisory services with respect to the Portfolios. L.A. Capital, Loomis Sayles and Victory each manage a portion of the Large Company Growth Portfolio. L.A. Capital, Pzena and BHMS each manage a portion of the Large Company Value Portfolio. L.A. Capital and Ranger each manage a portion of the Small Company Growth Portfolio. L.A. Capital and NWQ each manage a portion of the Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for the Wilshire 5000 IndexSM Fund. L.A. Capital, Cambiar and WCM each manage a portion of the Wilshire International Equity Fund. DoubleLine® and Guggenheim each manage a portion of the Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

DST Systems, Inc. serves as the Company’s transfer agent and dividend disbursing agent. The Northern Trust Company (“NTC”) serves as the Company’s custodian for all Portfolios. Effective October 1, 2016, Ultimus Fund Solutions LLC (the “Administrator”) serves as the Company’s administrator and accounting agent and Ultimus Fund Distributors LLC (the “Distributor”) serves as the Company’s distributor.

Prior to October 1, 2016, SEI Investments Global Funds Services served as the Company’s administrator and accounting agent and SEI Investments Distribution Co. (“SEI”) served as the Company’s distributor.

Officers’ and Directors’ Expenses – Certain officers of the Company are affiliated with and receive remuneration from the Adviser or the Administrator. The Company does not pay any remuneration to its officers. For the year ended December 31, 2016, the Company and the Wilshire Variable Insurance Trust together paid each independent director

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee Member retainer of $8,000 and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Directors of the Company have adopted shareholder services and/or distribution plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, for the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio reimburses the Distributor, at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. For the year ended December 31, 2016, the distribution and service fee expenses incurred for the Investment Class of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund was 0.25% of the respective average net assets of each Portfolio.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% for the Investment and Institutional Class Shares, respectively, of the average net assets of each class. For the year ended December 31, 2016, the net shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Wilshire Large Company Growth Portfolio	0.090%	0.050%
Wilshire Large Company Value Portfolio	0.025%	0.055%
Wilshire Small Company Growth Portfolio	0.070%	0.055%
Wilshire Small Company Value Portfolio	0.080%	0.055%
Wilshire 5000 IndexSM Fund	0.060%	0.000%
Wilshire International Equity Fund	0.120%	0.040%
Wilshire Income Opportunities Fund	0.200%	0.055%

Fees paid indirectly – The Company has entered into a brokerage commission recapture program with SEI, pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to SEI are used to reduce the Portfolios’ expenses. Under such program, SEI, as introducing broker, retains a portion of the Portfolios’ commissions.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

Such commissions rebated to the Portfolios for the year ended December 31, 2016 were as follows:

Wilshire Large Company Growth Portfolio	$6,299
Wilshire Large Company Value Portfolio	11,674
Wilshire Small Company Growth Portfolio	474
Wilshire Small Company Value Portfolio	4,178
Wilshire 5000 IndexSM Fund	203
Wilshire International Equity Fund	—
Wilshire Income Opportunities Fund	—

For the year ended December 31, 2016, SEI retained the following commissions:

Wilshire Large Company Growth Portfolio	$2,279
Wilshire Large Company Value Portfolio	4,978
Wilshire Small Company Growth Portfolio	228
Wilshire Small Company Value Portfolio	9,108
Wilshire 5000 IndexSM Fund	131
Wilshire International Equity Fund	—
Wilshire Income Opportunities Fund	—

5. Securities Transactions.

For the year ended December 31, 2016, aggregate cost of purchases and proceeds from sales and maturities of securities, other than affiliated investments, short-term investments, short sales and purchases to cover and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales
Wilshire Large Company Growth Portfolio	$184,282,574	$214,105,041
Wilshire Large Company Value Portfolio	343,370,593	293,165,483
Wilshire Small Company Growth Portfolio	41,028,301	40,377,793
Wilshire Small Company Value Portfolio	39,245,105	36,839,590
Wilshire 5000 IndexSM Fund	9,988,545	76,386,106
Wilshire International Equity Fund	285,474,435	206,834,603
Wilshire Income Opportunities Fund	335,814,080	105,114,739

Purchases and sales and maturities of U.S. Government securities during the year ended December 31, 2016 were:

Portfolio	Purchases	Sales
Wilshire Income Opportunities Fund	$167,526,025	$134,284,154

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

Purchases and sales of affiliated investments for the Wilshire Income Opportunities Fund during the year ended December 31, 2016, and value as of December 31, 2016 were:

Affiliated Investment	Value as of March 30, 2016	Purchases	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2016	Income Distributions
Guggenheim Floating Rate Strategies Fund	$—	$6,021,365	$—	$—	$27,739	$6,049,104	$21,568
Guggenheim Straregy Fund I	$—	$13,852,922	$(9,200,000)	$15,724	$30,384	$4,699,030	$73,289

6. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. NTC, the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2016 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. Securities on loan are also collateralized by various U.S. Treasury obligations. The following table represents each type of collateral received from securities on loan as of December 31, 2016 for each Fund:

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

	Collateral Received
	Northern Trust Institutional Liquid Asset Portfolio	U.S. Treasury Obligations	Total
Large Company Growth Portfolio	$7,815,619	$15,374,737	$23,190,356
Large Company Value Portfolio	4,729,193	9,915,530	14,644,723
Small Company Growth Portfolio	2,128,325	2,721,691	4,850,016
Small Company Value Portfolio	2,227,822	1,431,817	3,659,639
Wilshire 5000 IndexSM Fund	4,582,659	5,762,862	10,345,521
Wilshire International Equity Fund	8,828,715	11,735,202	20,563,917

The Wilshire Income Opportunities Fund did not utilize securities lending as of December 31, 2016.

7. Significant Shareholder Activity.

On December 31, 2016, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (3 omnibus shareholders)	59%
Large Company Value Portfolio (3 omnibus shareholder)	67%
Small Company Growth Portfolio (3 omnibus shareholders)	66%
Small Company Value Portfolio (3 omnibus shareholders)	66%
Wilshire 5000 IndexSM Fund (2 omnibus shareholders)	45%
Wilshire International Equity Fund (2 omnibus shareholders)	67%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	77%

8. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2016 for each Portfolio are as follows:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax Cost	$172,132,828	$160,859,529	$31,055,600	$34,542,396	$70,868,137	$267,397,240	$417,620,838
Aggregate gross unrealized appreciation	$56,126,590	$33,689,640	$8,794,225	$9,528,623	$110,022,780	$23,321,042	$4,340,785
Aggregate gross unrealized depreciation	(6,036,893)	(4,423,336)	(611,871)	(1,121,356)	(2,848,382)	(11,425,042)	(8,428,875)
Net unrealized appreciation (depreciation)	$50,089,697	$29,266,304	$8,182,354	$8,407,267	$107,174,398	$11,896,000	$(4,088,090)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies, investments in Master Limited Partnerships and investment in Grantor Trusts.

As of December 31, 2016, Wilshire International Equity Fund had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Wilshire International Equity Fund	$16,807,563	$3,761,340	$20,568,903

These CLCFs may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2016, the Wilshire 5000 IndexSM Fund utilized capital loss carryforwards of $21,738,354, to offset current year capital gains.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

Late year losses represent net qualified late year ordinary losses and specified net capital losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2016, the following Portfolios intend to defer late year losses to January 1, 2017 for federal income tax purposes:

Portfolio	Late Year Ordinary Losses	Post- October Losses
Wilshire International Equity Fund	$(2,452)	$—
Wilshire Income Opportunities Fund	—	(901,116)

The tax character of distributions declared during the years ended December 31, 2016 and 2015 were as follows:

Portfolio	2016 Ordinary Income	2016 Long-Term Capital Gains	2016 Return of Capital	2015 Ordinary Income	2015 Long-Term Capital Gains	2015 Return of Capital
Large Company Growth Portfolio	$5,499,968	$18,867,521	$—	$73,052	$23,416,653	$—
Large Company Value Portfolio	8,155,226	4,651,885	—	1,572,836	6,386,245	—
Small Company Growth Portfolio	1,364,686	2,604,047	—	—	1,487,042	—
Small Company Value Portfolio	1,222,049	2,391,817	—	456,140	1,181,754	—
Wilshire 5000 IndexSM Fund	3,645,085	7,100,418	—	3,154,520	—	—
Wilshire International Equity Fund	4,811,640	—	—	1,756,414	—	—
Wilshire Income Opportunities Fund	10,683,057	290,797	6,343	N/A	N/A	N/A

At December 31, 2016, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Undistributed ordinary income	$287,871	$2,647,713	$659,938	$1,049,785	$—	$—	$—
Undistributed long-term capital gains	1,623,993	607,786	648,300	552,352	2,092,866	—	—
Capital loss carryforwards	—	—	—	—	—	(20,568,903)	—
Late year losses	—	—	—	—	—	(2,452)	(901,116)
Unrealized appreciation (depreciation)	50,089,697	29,266,304	8,182,354	8,407,267	107,174,398	11,867,873	(4,088,093)
Total distributable earnings (accumulated deficit)	$52,001,561	$32,521,803	$9,490,592	$10,009,404	$109,267,264	$(8,703,482)	$(4,989,209)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

GAAP requires that certain components of net assets be reclassified between financial and income tax reporting. These reclassifications are primarily due to investments in real estate investment trusts, sales of passive foreign investment companies, investments in Master Limited Partnerships, investments in Grantor Trusts, the reclassification of net operating losses and the reclassification of distributions paid. These reclassifications have no effect on net assets or the net asset value per share. As of December 31, 2016, the Portfolios made the following reclassifications:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Paid-in capital	$(6)	$(5)	$(2)	$(1)	$11	$(5)	$(525,927)
Undistributed net investment income (accumulated net investment loss)	10	13	146,584	3,092	136,256	645,183	(268,638)
Accumulated net realized gains (losses) on investments sold and foreign currency transactions	(4)	(8)	(146,582)	(3,091)	(136,267)	(645,178)	794,565

9. In-Kind Transfers.

During the year ended December 31, 2016, Wilshire Income Opportunities Fund issued shares of beneficial interest to Wilshire Global Allocation Fund, an affiliated fund, through an affiliated in-kind transfer of investment securities and cash. The securities were transferred at their current value on the date of the transaction.

Receiving Portfolio	Contributing Portfolio	Date of Transfer	Value of Investment Securities	Cash	Total Assets	Shares Issued
Wilshire Income Opportunities Fund	Wilshire Variable Insurance Trust Global Allocation Fund	3/30/2016	$156,418,546	$(13,659,576)	$142,758,970	14,275,906

10. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

11. Risks.

Asset-Backed Securities (“ABS”) Risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Wilshire Income Opportunities Fund. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s sub-adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – The Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

A more complete description of risks is included in each Portfolio’s prospectus and SAI.

12. Contingencies.

The Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2016

the Bankruptcy Act or various state laws, respectively. On September 2013, the District Court dismissed the 2012 lawsuit and in March 2016 the Second Circuit Court of Appeals affirmed this decision. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

13. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Wilshire Mutual Funds, Inc. and the Shareholders of
Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio,
Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund,
and Wilshire Income Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the condensed schedules of investments and with respect to the Wilshire Income Opportunities Fund, the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (seven portfolios or funds constituting the Wilshire Mutual Funds, Inc., hereafter referred to as the “Portfolios”) as of December 31, 2016, the results of each of their operations for the year then ended, and with respect to the Wilshire Income Opportunities Fund from March 30, 2016 (commencement of operations) through December 31, 2016, the changes in each of their net assets each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 28, 2017

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, positions and terms of office, their principal occupations during the past five years, and other directorships held by them. The address of each Director and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
John C. Hindman, 46	Director	Since 2014	President, Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors of America	11	Wilshire Associates; Wilshire Variable Insurance Trust (4 Funds)
NON-INTERESTED DIRECTORS
Roger A. Formisano, 67	Director	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	11	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (4 Funds)
Edward Gubman, 65	Director	Since 2011	Founder and Principal, Strategic Talent Solutions	11	Wilshire Variable Insurance Trust (4 Funds)
Suanne K. Luhn, 62	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	11	Wilshire Variable Insurance Trust (4 Funds)
George J. Zock, 65	Director, Chairman of the Board	Since 2006	Independent Consultant	11	Wilshire Variable Insurance Trust (4 Funds), Armed Forces Insurance Exchange

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 42	President	Since 2012	President, Wilshire Funds Management Group (Since 2005).
Reena S. Lalji, 45	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Benkai Boucy, 46	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Associates Incorporated. (Since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013)
Michael Wauters, 51	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (Since 2009)
Nathan R. Palmer, 41	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated
Josh Emanual, 36	Vice President	Since 2015	Managing Director of Wilshire Associates Incoporated and Chief Investment Officer of Wilshires Funds Management (since 2015); Chief Investment Officer of The Elements Financial Group, LLC (2010-2015)
Elizabeth Yakes, 32	Vice President	Since 2015	Vice President of Wilshire Associates Incorporated and Portfolio Manager of Wilshire Funds Management

(1)

Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

The Company’s Statement of Additional Information includes additional information about the Directors and Officers of the Company and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2016, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Portfolio	$18,867,521
Large Company Value Portfolio	$4,651,885
Small Company Growth Portfolio	$2,604,047
Small Company Value Portfolio	$2,391,817
Wilshire 5000 IndexSM Fund	$7,100,418
Wilshire International Equity Fund	$—
Wilshire Income Opportunities Fund	$290,797

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	43.84%
Large Company Value Portfolio	29.18%
Small Company Growth Portfolio	7.05%
Small Company Value Portfolio	8.60%
Wilshire 5000 IndexSM Fund	84.43%
Wilshire International Equity Fund	0.00%
Wilshire Income Opportunities Fund	0.00%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designate the following percentages of their income dividends distributed in 2016 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	35.45%
Large Company Value Portfolio	31.52%
Small Company Growth Portfolio	6.79%
Small Company Value Portfolio	6.75%
Wilshire 5000 IndexSM Fund	94.98%
Wilshire International Equity Fund	46.99%
Wilshire Income Opportunities Fund	0.00%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (Continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designate the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Portfolio	35.45%
Large Company Value Portfolio	31.52%
Small Company Growth Portfolio	6.79%
Small Company Value Portfolio	6.75%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire International Equity Fund	0.00%
Wilshire Income Opportunities Fund.	0.00%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Wilshire International Equity Fund’s foreign source income per share was $0.24 and the foreign tax expense per share was $0.03. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2016. These shareholders will receive more detailed information along with their 2016 Form 1099-DIV.

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements (Unaudited)

During the six months ended December 31, 2016, the Board of Directors (the “Board”) of Wilshire Mutual Funds, Inc. (the “Company”) approved the renewal for an additional one-year term of the Company’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) with respect to each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Index Fund and Wilshire International Equity Fund (the “Funds”). The Board also approved the renewal for additional one-year terms of Wilshire’s subadvisory agreements with each of the following subadvisers: Cambiar Investors, LLC (“Cambiar”) with respect to the Wilshire International Equity Fund; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) with respect to the Large Company Growth Portfolio; Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) with respect to each of the Small Company Value Portfolio, Small Company Growth Portfolio, Large Company Value Portfolio, Large Company Growth Portfolio, Wilshire International Equity Fund and Wilshire 5000 Index Fund, NWQ Investment Management Company, LLC (“NWQ”) with respect to the Small Company Value Portfolio, Pzena Investment Management, LLC (“Pzena”) with respect to the Large Company Value Portfolio, Ranger Investment Management, L.P. (“Ranger”) with respect to the Small Company Growth Portfolio, Victory Capital Management, Inc. (“Victory”) with respect to the Large Company Growth Portfolio, and WCM Investment Management (“WCM”) with respect to the Wilshire International Equity Fund. In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and the Subadvisory Agreements. In connection with its deliberations regarding the continuation of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and the Subadvisers under the existing advisory and subadvisory arrangements, respectively; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadivsers; the extent to which Wilshire and the Subadvisers realize economies of scale; and whether any fall-out benefits are being realized by Wilshire and the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940 (the “Independent Directors”) discussed the renewal of the Advisory Agreement with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by a vote of the Independent Directors. In deciding to approve the Advisory Agreement and the Subadvisory Agreements, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Directors, considered the approval of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 24, 2016 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 10-11, 2016 meeting, in each case following an extensive process. At the direction of the Independent Directors, independent legal counsel sent memoranda to the Adviser requesting information regarding the Subadvisory Agreements and the Advisory Agreement to be provided to the Directors in advance of the Board’s meetings held on August 15 16, 2016 and November 10-11, 2016, respectively.

In response to the requests for information, the Directors received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (continued)

comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) whether fee levels reflect any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (vii) benefits realized by the Adviser from its relationship with each Fund. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients, and (vii) benefits realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Directors also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which met on August 15, 2016 and November 10, 2016 to review data on the Subadvisers’ performance and the data Wilshire had prepared on performance, respectively. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement and the Subadvisory Agreements.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions currently performed by the Adviser. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers, as well as the Adviser’s revised processes and policies for addressing conflicts of interest. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the Funds and that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund through expense limitation agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund’s Investment Class Shares for the annualized one-, three-, five- and ten-year periods ended September 30, 2016, as applicable, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to its benchmark for the same periods.

For the Large Company Growth Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one-, three-, five- and ten-year periods and its benchmark for the one-year period.

For the Large Company Value Portfolio, the Board noted that the Fund underperformed the median of its peer group for the one-, three- and ten-year periods and underperformed its benchmark for all periods reviewed but outperformed the median of its peer group for the five-year period, and ranked in the third or fourth quintiles relative to its peers for the

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (continued)

other periods (the first quintile being the best performers and the fifth quintile being the worst performers). The Board took into consideration the Adviser’s explanation for the recent underperformance and the steps taken by the Adviser to improve performance.

For the Small Company Growth Portfolio, the Board noted that the Fund outperformed the median of its peer group and benchmark for all periods reviewed.

For the Small Company Value Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one-, three-, five- and ten-year periods and outperformed its benchmark for the three- five- and ten-year periods.

For the Wilshire 5000 Index Fund, the Board noted that, although the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods and the Fund’s tracking error to the Wilshire 5000 Index was higher than the median of its peer group for the five- and ten-year periods, the Fund’s tracking error to the Wilshire 5000 Index was the same as the median of its peer group for the one- and three-year periods and underperformance relative to the benchmark was primarily due to the Fund’s expenses.

For the Wilshire International Equity Fund, the Board noted that the Fund changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSCI ACW-ex U.S. Index at the same time so annualized peer returns and performance relative to the Index are not comparable for the five-year period. The Board also noted that the Wilshire International Equity Fund outperformed the median of its peer group and benchmark for the one- and three-year periods.

Based upon the above performance, the Board determined that it was in the best interests of the Funds to continue the Advisory Agreement.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio for Investment Class Shares and reviewed information comparing the advisory fee and total expense ratio to those of the peer group of funds. For each Fund other than the Large Company Growth Portfolio and the Large Company Value Portfolio, the actual advisory fee was below the median. With respect to the Large Company Growth Portfolio and the Large Company Value Portfolio, the Board concluded that the advisory fee, which was in the third and fourth quintile of their respective peer groups, was competitive. As to total expenses, the Board noted that total expenses for each Fund are influenced by the small size of the complex. The Board also noted that the Adviser waives advisory fees and reimburses expenses for the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund pursuant to expense imitation agreements. The Board also reviewed the net advisory fee retained by the Adviser after payment of subadvisory fees and advisory fee waivers and expense reimbursements. The Board compared contractual fees charged by the Adviser to the Funds with similar investment styles. The Board was advised that there were no other registered investment companies advised by the Adviser with similar investment strategies. The Board concluded that the advisory fee for each Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the expense limitation agreements in place for the Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire International

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (continued)

Equity Fund and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the Adviser’s statement that benefits from its relationship with the Funds were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place, and that the Adviser recommended that each Subadvisory Agreement for each Fund be approved.

The Board reviewed information comparing each existing Subadviser’s gross investment performance to a relevant benchmark (except for LA Capital with respect to the Wilshire 5000 Index Fund for which the Subadviser’s net performance was compared to the benchmark). Based upon all relevant factors, the Board determined to approve the Subadvisory Agreement with LA Capital, with respect to the Large Company Growth Portfolio, noting LA Capital’s outperformance for all periods reviewed, which resulted in a conclusion that performance was satisfactory. With respect to Victory’s performance for the Large Company Growth Portfolio, the Board determined to approve the continuation of Victory’s Subadvisory Agreement given outperformance for the quarter ended June 30, 2016 and the since inspection period (January 31, 2007) to June 30, 2016, although the Board noted Victory’s underperformance for the one-, three- and five-year periods ended June 30, 2016. The Board considered the Adviser’s recommendation for renewal and the Adviser’s commitment to monitor closely Victory’s performance. With respect to Loomis Sayles’ performance for the Large Company Growth Portfolio, the Board noted outperformance for the since inception period (August 31, 2015) to June 30, 2016, which resulted in a conclusion that performance was satisfactory.

With respect to LA Capital’s performance for the Large Company Value Portfolio, the Fund noted LA Capital’s outperformance for the one- and three-year periods ended June 30, 2016, which resulted in a conclusion that performance was satisfactory. The Board noted that Pzena, with respect to the Large Company Value Portfolio, had underperformed for all periods reviewed. The Board considered Pzena’s competitive performance relative to other deep value managers, the Adviser’s recommendation for renewal and the Adviser’s commitment to monitor closely Pzena’s performance. The Board also considered the Adviser’s commitment to consider whether Pzena’s deep value investment strategy continues to be appropriate for the Large Company Value Portfolio.

The Board considered that Ranger, with respect to the Small Company Growth Portfolio, outperformed for all periods reviewed, which resulted in a conclusion that performance was satisfactory. With respect to LA Capital’s performance for the Small Company Growth Portfolio, the Board noted outperformance for all periods reviewed, which resulted in a conclusion that performance was satisfactory.

With respect to LA Capital’s performance for the Small Company Value Portfolio, the Board noted LA Capital’s outperformance for the one-, three-, five- and ten-year periods ended June 30, 2016, which resulted in a conclusion that performance was satisfactory. With respect to NWQ’s performance for the Small Company Value Portfolio, the Board

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (continued)

noted outperformance for the three-year and since inception (April 30, 2013) periods ended June 30, 2016, although the Board noted NWQ’s underperformance for the more recent periods. The Board considered the Adviser’s recommendation for renewal and the Adviser’s commitment to monitor closely NWQ’s performance.

With respect to the Wilshire 5000 Index Fund, the Board noted LA Capital’s underperformance for all periods reviewed, but considered that the Adviser is satisfied with the level of services provided and that underperformance was primarily due to Fund expenses.

The Board considered that WCM and LA Capital, with respect to the Wilshire International Equity Fund, outperformed for the one-year and since inception (October 31, 2013 and June 30, 2014, respectively) periods ended June 30, 2016, which resulted in a conclusion that performance was satisfactory. The Board noted that Cambiar, with respect to the Wilshire International Equity Fund, had underperformed for the since inception period (August 31, 2015) to June 30, 2016. The Board considered that it had recently evaluated Cambiar in connection with the initial approval of the Subadviser, the Adviser’s recommendation for renewal and the Adviser’s commitment to monitor closely Cambiar’s performance. The Board determined that Cambiar’s performance was over too short of a period of time to evaluate.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers’ reported fees for “Other Clients” with comparable investment policies and services, for the Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (continued)

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement are fair and reasonable and that the approval of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each Fund.

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Wilshire Mutual Funds

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

http://advisor.wilshire.com

WIL-SA-004-0400

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Roger A. Formisano. Mr. Formisano is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $179,910 and $143,520 with respect to the registrant’s fiscal years ended December 31, 2016 and 2015, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $38,850 and $27,981 with respect to the registrant’s fiscal years ended December 31, 2016 and 2015, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2016 and 2015, aggregate non-audit fees of $38,850 and $27,981, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2016 and 2015, aggregate non-audit fees of $1,325,000 and $1,298,830 respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)
The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 Index SM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are listed below.

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 98.9%	Shares	Value
Consumer Discretionary - 16.1%
Auto Components - 0.2%
BorgWarner, Inc. (a)	790	$31,158
Gentex Corp.	15,430	303,816
		334,974
Automobiles - 0.6%
Harley-Davidson, Inc. (a)	21,510	1,254,893

Distributors - 0.1%
Genuine Parts Co.	2,329	222,513

Diversified Consumer Services - 0.1%
Service Corp. International	6,088	172,900
ServiceMaster Global Holdings, Inc. (b)	1,790	67,429
		240,329
Hotels, Restaurants & Leisure - 3.2%
Aramark	3,664	130,878
Choice Hotels International, Inc.	1,200	67,260
Las Vegas Sands Corp. (a)	1,764	94,215
McDonald's Corp.	10,149	1,235,336
Six Flags Entertainment Corp.	2,435	146,003
Starbucks Corp.	40,540	2,250,781
Wyndham Worldwide Corp.	3,370	257,367
Yum China Holdings, Inc. (b)	37,239	972,683
Yum! Brands, Inc.	27,634	1,750,061
		6,904,584
Household Durables - 0.2%
CalAtlantic Group Inc.	2,920	99,309
D.R. Horton, Inc.	2,230	60,946
PulteGroup, Inc. (a)	6,480	119,102
Toll Brothers, Inc. (a) (b)	257	7,967
Tupperware Brands Corp.	2,870	151,020
		438,344
Internet & Direct Marketing Retail - 6.1%
Amazon.com, Inc. (b)	13,689	10,264,970
Liberty Expedia Holdings, Inc. - Series A (b)	5,974	236,989

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Consumer Discretionary - 16.1% (Continued)
Internet & Direct Marketing Retail - 6.1% (Continued)
Liberty Interactive Corp. QVC Group - Series A (b)	6,225	$124,376
Liberty Ventures - Series A (b)	8,962	330,429
Priceline Group, Inc. (The) (b)	1,400	2,052,484
TripAdvisor, Inc. (b)	655	30,372
		13,039,620
Leisure Products - 0.3%
Brunswick Corp.	30	1,636
Mattel, Inc. (a)	21,801	600,618
		602,254
Media - 0.4%
DISH Network Corp. - Class A (b)	75	4,345
Lions Gate Entertainment Corp. - Class B (a) (b)	5,597	137,345
Viacom, Inc. - Class B	17,785	624,253
Walt Disney Co. (The)	44	4,586
		770,529
Specialty Retail - 3.6%
Bed Bath & Beyond, Inc.	10,945	444,805
Gap, Inc. (The) (a)	24,997	560,933
Home Depot, Inc. (The)	2,610	349,949
Lowe's Cos., Inc.	3,208	228,153
O'Reilly Automotive, Inc. (b)	8,700	2,422,167
Signet Jewelers Ltd. (a)	3,509	330,758
TJX Companies, Inc. (The)	4,820	362,127
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	10,575	2,695,990
Williams-Sonoma, Inc. (a)	7,974	385,862
		7,780,744
Textiles, Apparel & Luxury Goods - 1.3%
Coach, Inc.	20,050	702,151
Kate Spade & Co. (b)	795	14,843
Michael Kors Holdings Ltd. (b)	980	42,120
NIKE, Inc. - Class B	39,300	1,997,619
Ralph Lauren Corp. (a)	1,020	92,126
		2,848,859

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Consumer Staples - 9.3%
Beverages - 4.9%
Coca-Cola Co. (The)	77,454	$3,211,243
Constellation Brands, Inc. - Class A	11,850	1,816,724
Monster Beverage Corp. (b)	113,826	5,047,045
PepsiCo, Inc.	5,623	588,334
		10,663,346
Food & Staples Retailing - 0.4%
Costco Wholesale Corp.	2,028	324,703
Rite Aid Corp. (b)	10,713	88,275
Whole Foods Market, Inc.	11,180	343,897
		756,875
Food Products - 1.6%
Campbell Soup Co.	2,903	175,544
Danone SA - ADR	184,005	2,314,783
General Mills, Inc.	10,365	640,246
Kellogg Co.	3,577	263,661
Mead Johnson Nutrition Co.	640	45,286
		3,439,520
Household Products - 1.8%
Clorox Co. (The)	2,900	348,058
Colgate-Palmolive Co.	2,760	180,614
Energizer Holdings, Inc.	2,280	101,711
Kimberly-Clark Corp.	5,630	642,496
Procter & Gamble Co. (The)	32,285	2,714,523
		3,987,402
Tobacco - 0.6%
Altria Group, Inc.	2,667	180,343
Philip Morris International, Inc.	11,169	1,021,851
		1,202,194
Energy - 2.5%
Energy Equipment & Services - 2.2%
FMC Technologies, Inc. (b)	4,040	143,541
Halliburton Co.	42,425	2,294,769
Schlumberger Ltd.	26,334	2,210,739
		4,649,049

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Energy - 2.5% (Continued)
Oil, Gas & Consumable Fuels - 0.3%
Apache Corp.	7,122	$452,034
HollyFrontier Corp. (a)	4,036	132,219
Range Resources Corp.	176	6,047
Southwestern Energy Co. (b)	2,910	31,486
Williams Cos., Inc. (The)	1,735	54,028
		675,814
Financials - 4.2%
Banks - 0.1%
Citizens Financial Group, Inc.	6,240	222,331

Capital Markets - 2.6%
Ameriprise Financial, Inc.	2,578	286,003
Artisan Partners Asset Management, Inc. - Class A	24,128	717,808
Charles Schwab Corp. (The)	75,900	2,995,774
Eaton Vance Corp.	80	3,350
Federated Investors, Inc. - Class B	18,280	516,958
Goldman Sachs Group, Inc. (The)	4,525	1,083,511
Invesco Ltd.	381	11,560
		5,614,964
Consumer Finance - 0.6%
American Express Co.	16,981	1,257,952

Diversified Financial Services - 0.2%
CBOE Holdings, Inc. (a)	1,138	84,087
Leucadia National Corp.	12,540	291,555
		375,642
Insurance - 0.7%
Arthur J. Gallagher & Co.	8,001	415,732
Erie Indemnity Co. - Class A	3,525	396,386
Lincoln National Corp.	10,380	687,883
XL Group Ltd.	3,708	138,160
		1,638,161
Health Care - 15.2%
Biotechnology - 5.7%
AbbVie, Inc.	8,440	528,513

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Health Care - 15.2% (Continued)
Biotechnology - 5.7% (Continued)
Alexion Pharmaceuticals, Inc. (b)	18,105	$2,215,147
Amgen, Inc.	16,528	2,416,559
Biogen, Inc. (b)	347	98,402
Celgene Corp. (b)	30,758	3,560,239
Gilead Sciences, Inc.	14,790	1,059,112
Regeneron Pharmaceuticals, Inc. (b)	6,472	2,375,806
United Therapeutics Corp. (a) (b)	320	45,898
		12,299,676
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	5,082	195,200
Baxter International, Inc.	15,603	691,837
C.R. Bard, Inc.	990	222,413
DexCom, Inc. (a) (b)	22,075	1,317,878
Edwards Lifesciences Corp. (b)	27,925	2,616,572
Intuitive Surgical, Inc. (b)	30	19,025
Varian Medical Systems, Inc. (b)	22,399	2,010,982
		7,073,907
Health Care Providers & Services - 0.8%
AmerisourceBergen Corp.	3,311	258,887
Cardinal Health, Inc.	4,098	294,933
Centene Corp. (b)	3,530	199,480
DaVita, Inc. (b)	1,349	86,606
McKesson Corp.	5,942	834,554
Premier, Inc. - Class A (b)	2,500	75,900
		1,750,360
Health Care Technology - 0.9%
Cerner Corp. (b)	41,779	1,979,071

Life Sciences Tools & Services - 0.1%
Bruker Corp.	4,250	90,015
PerkinElmer, Inc.	161	8,396
		98,411
Pharmaceuticals - 4.4%
Akorn, Inc. (a) (b)	210	4,584
Allergan plc (b)	1,115	234,161

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Health Care - 15.2% (Continued)
Pharmaceuticals - 4.4% (Continued)
Bristol-Myers Squibb Co.	13,284	$776,317
Eli Lilly & Co.	5,215	383,563
Johnson & Johnson	4,757	548,054
Merck & Co., Inc.	29,346	1,727,599
Mylan N.V. (b)	1,276	48,679
Novartis AG - ADR	20,227	1,473,335
Novo Nordisk A/S - ADR (a)	72,794	2,610,394
Shire plc - ADR (a)	9,550	1,627,129
		9,433,815
Industrials - 8.4%
Aerospace & Defense - 0.0% (c)
AdvanSix, Inc. (b)	216	4,782
BWX Technologies, Inc.	525	20,843
		25,625
Air Freight & Logistics - 2.3%
Expeditors International of Washington, Inc.	48,010	2,542,610
United Parcel Service, Inc. - Class B	22,389	2,566,674
		5,109,284
Airlines - 0.8%
Delta Air Lines, Inc.	12,393	609,612
JetBlue Airways Corp. (b)	36,810	825,280
Southwest Airlines Co.	5,010	249,698
		1,684,590
Building Products - 0.0% (c)
Allegion plc	1,300	83,200

Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	15,220	648,676
R.R. Donnelley & Sons Co.	14,370	234,518
Stericycle, Inc. (b)	2,990	230,350
Waste Management, Inc.	1,160	82,256
		1,195,800
Electrical Equipment - 1.0%
Acuity Brands, Inc.	9,000	2,077,740

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Industrials - 8.4% (Continued)
Electrical Equipment - 1.0% (Continued)
Emerson Electric Co.	2,425	$135,194
		2,212,934
Industrial Conglomerates - 0.5%
3M Co.	2,127	379,818
Honeywell International, Inc.	5,402	625,822
		1,005,640
Machinery - 2.0%
Caterpillar, Inc.	2,880	267,091
Cummins, Inc.	100	13,667
Deere & Co.	33,774	3,480,073
Flowserve Corp. (a)	530	25,467
Fortive Corp.	420	22,525
Snap-on, Inc.	809	138,557
Toro Co. (The)	6,960	389,412
		4,336,792
Professional Services - 0.0% (c)
Nielsen Holdings plc	20	839
Robert Half International, Inc.	530	25,853
		26,692
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	13,425	1,916,688
Herc Holdings, Inc. (a) (b)	8,740	350,998
		2,267,686
Trading Companies & Distributors - 0.1%
MSC Industrial Direct Co., Inc. - Class A (a)	1,505	139,047

Information Technology - 38.7%
Communications Equipment - 3.0%
ARRIS International plc (b)	1,925	58,000
Cisco Systems, Inc.	131,755	3,981,636
CommScope Holding Co., Inc. (b)	3,668	136,450
Motorola Solutions, Inc.	6,441	533,894
Palo Alto Networks, Inc. (a) (b)	14,075	1,760,079
		6,470,059

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Information Technology - 38.7% (Continued)
Electronic Equipment, Instruments & Components - 0.2%
National Instruments Corp.	1,480	$45,614
Trimble, Inc. (b)	10,159	306,293
		351,907
Internet Software & Services - 10.8%
Alibaba Group Holding Ltd. - ADR (a) (b)	39,351	3,455,411
Alphabet, Inc. - Class A (b)	4,261	3,376,629
Alphabet, Inc. - Class C (b)	8,396	6,480,201
Facebook, Inc. - Class A (b)	82,344	9,473,678
Twitter, Inc. (a) (b)	8,825	143,848
Yelp, Inc. (a) (b)	5,727	218,371
		23,148,138
IT Services - 7.6%
Accenture plc - Class A	3,724	436,192
Alliance Data Systems Corp. (a)	936	213,876
Automatic Data Processing, Inc.	11,027	1,133,355
Booz Allen Hamilton Holding Corp.	10,740	387,392
Fidelity National Information Services, Inc.	4,491	339,699
International Business Machines Corp.	10,159	1,686,292
Jack Henry & Associates, Inc.	6,028	535,166
Mastercard, Inc. - Class A	3,777	389,975
Paychex, Inc.	4,315	262,697
Sabre Corp. (a)	74,935	1,869,628
Teradata Corp. (a) (b)	33,590	912,640
Vantiv, Inc. - Class A (b)	6,435	383,655
Visa, Inc. - Class A (a)	91,744	7,157,868
Western Union Co. (The) (a)	26,058	565,980
		16,274,415
Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	5,457	396,287
Applied Materials, Inc.	75,800	2,446,066
Intel Corp.	910	33,006
KLA-Tencor Corp.	780	61,370
Linear Technology Corp.	1,110	69,209
Maxim Integrated Products, Inc.	825	31,820
Qorvo, Inc. (b)	1,815	95,705

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Information Technology - 38.7% (Continued)
Semiconductors & Semiconductor Equipment - 4.0% (Continued)
QUALCOMM, Inc.	73,245	$4,775,575
Skyworks Solutions, Inc.	2,220	165,745
Texas Instruments, Inc.	4,255	310,487
Xilinx, Inc.	5,455	329,318
		8,714,588
Software - 9.7%
Adobe Systems, Inc. (b)	25,150	2,589,192
ANSYS, Inc. (b)	430	39,771
Autodesk, Inc. (b)	34,968	2,587,982
Cadence Design Systems, Inc. (b)	685	17,276
CDK Global, Inc.	1,037	61,899
Citrix Systems, Inc. (b)	3,569	318,747
FactSet Research Systems, Inc.	8,905	1,455,344
Intuit, Inc.	3,790	434,372
Microsoft Corp.	71,427	4,438,473
Nuance Communications, Inc. (b)	16,195	241,306
Oracle Corp.	97,766	3,759,102
Red Hat, Inc. (b)	24,175	1,684,998
salesforce.com, Inc. (b)	34,400	2,355,024
Symantec Corp.	32,580	778,336
		20,761,822
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	62,992	7,295,733

Materials - 2.8%
Chemicals - 2.3%
Ashland Global Holdings, Inc.	3,185	348,089
Celanese Corp. - Series A	960	75,590
Eastman Chemical Co.	2,515	189,153
FMC Corp.	3,865	218,604
GCP Applied Technologies, Inc. (b)	2,620	70,085
LyondellBasell Industries N.V. - Class A	830	71,197
Monsanto Co.	7,911	832,316
PPG Industries, Inc.	1,930	182,887
Praxair, Inc.	3,545	415,439

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 98.9% (Continued)	Shares	Value
Materials - 2.8% (Continued)
Chemicals - 2.3% (Continued)
Sherwin-Williams Co. (The)	8,800	$2,364,912
W.R. Grace & Co.	3,245	219,492
		4,987,764
Containers & Packaging - 0.2%
AptarGroup, Inc.	715	52,517
Bemis Co., Inc.	100	4,782
International Paper Co. (a)	5,850	310,401
Sealed Air Corp.	1,510	68,463
		436,163
Metals & Mining - 0.3%
Freeport-McMoRan, Inc. (b)	37,830	498,978

Real Estate - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Care Capital Properties, Inc. (a)	3,520	88,000
CubeSmart	1,520	40,690
Equity LifeStyle Properties, Inc.	2,405	173,401
Federal Realty Investment Trust	2,468	350,727
Gaming and Leisure Properties, Inc.	13,600	416,432
Iron Mountain, Inc.	1,215	39,463
Lamar Advertising Co. - Class A (a)	8,034	540,207
Mid-America Apartment Communities, Inc.	2,581	252,717
Omega Healthcare Investors, Inc. (a)	12,703	397,096
Public Storage	976	218,136
Regency Centers Corp.	4,800	330,960
Simon Property Group, Inc.	1,193	211,960
Taubman Centers, Inc.	595	43,988
		3,103,777
Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	11,402	608,639

Total Common Stocks (Cost $161,314,240)		$212,295,406

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 4.6%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (d)	2,111,500	$2,111,500
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (d) (e)	7,815,619	7,815,619
Total Money Market Funds (Cost $9,927,119)		$9,927,119

Total Investments at Value - 103.5% (Cost $171,241,359)		$222,222,525

Liabilities in Excess of Other Assets - (3.5%)		(7,421,091)

Net Assets - 100.0%		$214,801,434

ADR - American Depositary Receipt.

(a)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $22,586,674.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of December 31, 2016.
(e)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $7,815,619. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $15,374,737.

See accompanying notes to financial statements.

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 7.7%
Auto Components - 0.4%
Adient plc (a)	11,581	$678,647

Automobiles - 1.5%
Ford Motor Co.	163,064	1,977,966
General Motors Co.	21,694	755,819
		2,733,785
Distributors - 0.0% (b)
Genuine Parts Co.	618	59,044

Hotels, Restaurants & Leisure - 0.9%
Choice Hotels International, Inc.	2,500	140,125
Hilton Worldwide Holdings, Inc.	55,675	1,514,360
		1,654,485
Household Durables - 0.4%
Garmin Ltd. (c)	740	35,883
Whirlpool Corp.	4,200	763,434
		799,317
Internet & Direct Marketing Retail - 0.1%
Liberty Expedia Holdings, Inc. - Series A (a)	1,095	43,439
Liberty Ventures - Series A (a)	1,643	60,577
		104,016
Leisure Products - 0.1%
Mattel, Inc. (c)	4,295	118,327

Media - 1.7%
Interpublic Group of Cos., Inc. (The)	27,650	647,287
John Wiley & Sons, Inc. - Class A	390	21,255
Liberty Broadband Corp. - Series A (a)	1,333	96,589
Liberty Broadband Corp. - Series C (a)	1,780	131,845
News Corp. - Class A	74,565	854,515
Omnicom Group, Inc.	15,150	1,289,416
TEGNA, Inc.	450	9,626
Viacom, Inc. - Class B	3,930	137,943
		3,188,476

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 7.7% (Continued)
Multi-Line Retail - 1.1%
Kohl's Corp. (c)	6,975	$344,426
Macy's, Inc.	6,995	250,491
Target Corp.	21,174	1,529,397
		2,124,314
Specialty Retail - 1.3%
Bed Bath & Beyond, Inc.	8,210	333,654
Best Buy Co., Inc.	540	23,042
Gap, Inc. (The) (c)	39,220	880,097
Signet Jewelers Ltd. (c)	210	19,795
Staples, Inc.	131,896	1,193,658
		2,450,246
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	3,460	121,169
Ralph Lauren Corp. (c)	3,385	305,733
		426,902
Consumer Staples - 5.2%
Food & Staples Retailing - 2.1%
CVS Health Corp.	6,825	538,561
Wal-Mart Stores, Inc.	44,940	3,106,252
Whole Foods Market, Inc.	8,080	248,541
		3,893,354
Food Products - 0.6%
Bunge Ltd.	3,160	228,278
Kellogg Co.	10,941	806,462
		1,034,740
Household Products - 0.4%
Colgate-Palmolive Co.	640	41,882
Kimberly-Clark Corp.	791	90,269
Procter & Gamble Co. (The)	6,282	528,190
		660,341
Personal Products - 0.0% (b)
Avon Products, Inc. (a)	4,945	24,923
Edgewell Personal Care Co. (a)	515	37,589
Nu Skin Enterprises, Inc. - Class A	510	24,368
		86,880

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Staples - 5.2% (Continued)
Tobacco - 2.1%
Altria Group, Inc.	28,100	$1,900,122
Philip Morris International, Inc.	22,796	2,085,606
		3,985,728
Energy - 12.2%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	5,325	345,965
Ensco plc - Class A	8,344	81,104
FMC Technologies, Inc. (a)	8,693	308,862
Halliburton Co.	12,025	650,432
National Oilwell Varco, Inc.	6,080	227,635
Rowan Cos. plc - Class A (a)	2,803	52,949
		1,666,947
Oil, Gas & Consumable Fuels - 11.3%
Apache Corp.	5,035	319,571
BP plc - ADR (c)	76,603	2,863,421
Cenovus Energy, Inc. (c)	40,800	617,304
Chevron Corp.	11,459	1,348,724
Cobalt International Energy, Inc. (a)	8,601	10,493
ConocoPhillips	56,225	2,819,122
Devon Energy Corp.	2,985	136,325
Exxon Mobil Corp.	39,857	3,597,494
Gulfport Energy Corp. (a)	2,583	55,896
Hess Corp.	4,395	273,765
HollyFrontier Corp. (c)	8,480	277,805
Kinder Morgan, Inc.	7,440	154,082
Marathon Oil Corp.	14,955	258,871
Marathon Petroleum Corp.	1,115	56,140
Murphy Oil Corp. (c)	31,895	992,891
Noble Energy, Inc.	3,485	132,639
Occidental Petroleum Corp.	24,900	1,773,627
PBF Energy, Inc. - Class A (c)	23,100	644,028
Phillips 66	16,400	1,417,124
Royal Dutch Shell plc - Class A - ADR (c)	49,714	2,703,447
Targa Resources Corp.	5,085	285,116
Valero Energy Corp.	2,970	202,910

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Energy - 12.2% (Continued)
Oil, Gas & Consumable Fuels - 11.3% (Continued)
Williams Cos., Inc. (The)	820	$25,535
		20,966,330
Financials - 33.4%
Banks - 14.3%
Bank of America Corp.	260,335	5,753,404
Bank of Hawaii Corp. (c)	1,030	91,351
CIT Group, Inc.	17,737	757,015
Citigroup, Inc.	50,779	3,017,796
Citizens Financial Group, Inc.	19,675	701,020
Comerica, Inc.	12,350	841,159
Commerce Bancshares, Inc.	2,038	117,820
Fifth Third Bancorp	37,775	1,018,792
Fulton Financial Corp.	286	5,377
JPMorgan Chase & Co.	68,352	5,898,094
KeyCorp	45,975	839,963
PacWest Bancorp	180	9,799
People's United Financial, Inc. (c)	13,647	264,206
PNC Financial Services Group, Inc. (The)	8,320	973,107
Regions Financial Corp.	73,875	1,060,845
Synovus Financial Corp.	9,380	385,330
TCF Financial Corp.	14,705	288,071
U.S. Bancorp	4,568	234,658
Wells Fargo & Co.	78,042	4,300,895
		26,558,702
Capital Markets - 6.7%
Ameriprise Financial, Inc.	9,500	1,053,930
Franklin Resources, Inc.	37,545	1,486,031
Goldman Sachs Group, Inc. (The)	7,756	1,857,174
Invesco Ltd.	13,350	405,039
Morgan Stanley	46,535	1,966,104
State Street Corp.	50,435	3,919,808
UBS Group AG (c)	88,375	1,384,836
Waddell & Reed Financial, Inc. - Class A (c)	13,360	260,654
		12,333,576

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 33.4% (Continued)
Consumer Finance - 1.8%
Ally Financial, Inc.	2,770	$52,685
American Express Co.	21,610	1,600,869
Capital One Financial Corp.	14,025	1,223,541
Synchrony Financial	12,599	456,966
		3,334,061
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. - Class B (a)	2,824	460,256
Leucadia National Corp.	21,557	501,200
Voya Financial, Inc.	45,003	1,765,017
		2,726,473
Insurance - 8.2%
Aflac, Inc.	180	12,528
Allstate Corp. (The)	9,175	680,051
American Financial Group, Inc.	2,131	187,784
American International Group, Inc.	31,698	2,070,196
American National Insurance Co. (c)	735	91,588
Aspen Insurance Holdings Ltd.	5,701	313,555
Assurant, Inc.	1,295	120,254
Assured Guaranty Ltd.	7,101	268,205
Axis Capital Holdings Ltd.	18,350	1,197,705
Chubb Ltd.	766	101,204
CNA Financial Corp.	1,825	75,738
Everest Re Group Ltd.	180	38,952
Genworth Financial, Inc. - Class A (a)	72,195	275,063
Hanover Insurance Group, Inc. (The)	7,800	709,878
Lincoln National Corp.	1,255	83,169
Loews Corp. (c)	50,355	2,358,124
Mercury General Corp.	386	23,241
MetLife, Inc.	44,715	2,409,690
Old Republic International Corp.	2,818	53,542
Principal Financial Group, Inc.	350	20,251
ProAssurance Corp.	6,113	343,551
Progressive Corp. (The)	6,250	221,875
Prudential Financial, Inc.	4,595	478,156
Validus Holdings Ltd.	8,890	489,039

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 33.4% (Continued)
Insurance - 8.2% (Continued)
Willis Towers Watson plc	2,843	$347,642
XL Group Ltd.	60,973	2,271,854
		15,242,835
Mortgage Real Estate Investment Trusts (REITs) - 0.9%
AGNC Investment Corp. (c)	5,095	92,372
Annaly Capital Management, Inc. (c)	53,960	537,982
Chimera Investment Corp.	19,669	334,766
MFA Financial, Inc.	42,207	322,039
Starwood Property Trust, Inc.	20,325	446,134
		1,733,293
Thrifts & Mortgage Finance - 0.0% (b)
New York Community Bancorp, Inc.	675	10,739

Health Care - 9.5%
Biotechnology - 0.0% (b)
United Therapeutics Corp. (a) (c)	370	53,069

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	24,723	949,610
Baxter International, Inc.	10,730	475,768
Medtronic plc	22,120	1,575,608
		3,000,986
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	280	3,478
Cigna Corp.	10,550	1,407,264
DaVita, Inc. (a)	598	38,392
McKesson Corp.	2,450	344,103
Patterson Cos., Inc. (c)	910	37,337
Premier, Inc. - Class A (a) (c)	5,320	161,515
		1,992,089
Pharmaceuticals - 6.8%
Johnson & Johnson	40,340	4,647,571
Merck & Co., Inc.	66,054	3,888,599
Perrigo Co. plc (c)	1,490	124,013

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 9.5% (Continued)
Pharmaceuticals - 6.8% (Continued)
Pfizer, Inc.	118,177	$3,838,389
		12,498,572
Industrials - 8.7%
Aerospace & Defense - 1.6%
Arconic, Inc.	16,052	297,604
L-3 Technologies, Inc.	2,125	323,234
Raytheon Co.	5,600	795,200
United Technologies Corp.	13,495	1,479,322
		2,895,360
Airlines - 1.2%
American Airlines Group, Inc.	7,350	343,172
Delta Air Lines, Inc.	190	9,346
JetBlue Airways Corp. (a)	10,005	224,312
Southwest Airlines Co.	31,400	1,564,976
United Continental Holdings, Inc. (a)	910	66,321
		2,208,127
Building Products - 0.6%
Johnson Controls International plc	27,816	1,145,741

Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	1,810	139,442

Construction & Engineering - 0.1%
Fluor Corp.	2,870	150,732

Industrial Conglomerates - 0.8%
General Electric Co.	12,396	391,714
Honeywell International, Inc.	9,700	1,123,745
		1,515,459
Machinery - 3.6%
Caterpillar, Inc.	7,585	703,433
Deere & Co.	5,160	531,686
Dover Corp.	19,775	1,481,741
Flowserve Corp. (c)	165	7,928
Fortive Corp.	696	37,326

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 8.7% (Continued)
Machinery - 3.6% (Continued)
Ingersoll-Rand plc	504	$37,820
Kennametal, Inc.	2,806	87,716
Parker-Hannifin Corp.	12,150	1,701,000
Stanley Black & Decker, Inc.	19,125	2,193,446
		6,782,096
Road & Rail - 0.7%
Kansas City Southern	942	79,929
Norfolk Southern Corp.	11,200	1,210,384
		1,290,313
Trading Companies & Distributors - 0.0% (b)
MSC Industrial Direct Co., Inc. - Class A (c)	747	69,015

Information Technology - 11.1%
Communications Equipment - 1.2%
ARRIS International plc (a)	5,975	180,027
Cisco Systems, Inc.	59,511	1,798,422
Juniper Networks, Inc.	6,234	176,173
Motorola Solutions, Inc.	1,113	92,257
		2,246,879
Electronic Equipment, Instruments & Components - 0.4%
Avnet, Inc.	250	11,903
Corning, Inc.	2,564	62,228
TE Connectivity Ltd.	10,325	715,316
Vishay Intertechnology, Inc. (c)	4	65
		789,512
IT Services - 1.8%
Cognizant Technology Solutions Corp. - Class A (a)	10,550	591,117
International Business Machines Corp.	16,129	2,677,252
		3,268,369
Semiconductors & Semiconductor Equipment - 3.0%
Intel Corp.	59,697	2,165,210
Linear Technology Corp.	3,310	206,379
Marvell Technology Group Ltd.	15,770	218,730
QUALCOMM, Inc.	43,706	2,849,630

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 11.1% (Continued)
Semiconductors & Semiconductor Equipment - 3.0% (Continued)
Teradyne, Inc.	7,505	$190,627
		5,630,576
Software - 2.5%
CA, Inc.	1,259	39,998
Microsoft Corp.	15,973	992,562
Oracle Corp.	77,760	2,989,873
Symantec Corp.	25,836	617,222
		4,639,655
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	3,161	366,107
Hewlett Packard Enterprise Co.	59,860	1,385,160
HP, Inc.	28,535	423,459
NetApp, Inc.	15,105	532,753
Seagate Technology plc (c)	18,050	688,969
Western Digital Corp.	8,850	601,358
		3,997,806
Materials - 3.6%
Chemicals - 2.0%
Ashland Global Holdings, Inc.	962	105,137
Celanese Corp. - Series A	1,764	138,897
CF Industries Holdings, Inc. (c)	9,250	291,190
Dow Chemical Co. (The)	8,200	469,204
E.I. du Pont de Nemours and Co.	20,400	1,497,361
Eastman Chemical Co.	3,545	266,619
FMC Corp.	4,080	230,765
GCP Applied Technologies, Inc. (a)	10	268
Mosaic Co. (The)	18,055	529,553
Praxair, Inc.	1,160	135,940
W.R. Grace & Co.	10	676
		3,665,610
Containers & Packaging - 0.7%
AptarGroup, Inc.	580	42,601
Bemis Co., Inc.	1,161	55,519
International Paper Co. (c)	23,695	1,257,257
		1,355,377

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Materials - 3.6% (Continued)
Metals & Mining - 0.9%
Freeport-McMoRan, Inc. (a)	16,985	$224,032
Newmont Mining Corp.	16,650	567,266
Reliance Steel & Aluminum Co.	1,685	134,025
Rio Tinto plc - ADR (c)	20,700	796,122
		1,721,445
Paper & Forest Products - 0.0% (b)
Domtar Corp.	40	1,561

Real Estate - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Campus Communities, Inc.	240	11,945
Camden Property Trust	1,345	113,074
DDR Corp.	25,025	382,132
Equity Commonwealth (a)	6,110	184,766
Equity Residential	11,530	742,071
Gaming and Leisure Properties, Inc.	7,295	223,373
HCP, Inc.	3,435	102,088
Host Hotels & Resorts, Inc.	7,940	149,590
Kimco Realty Corp.	8,450	212,602
Liberty Property Trust	13,376	528,352
Macerich Co. (The)	5,730	405,913
Mid-America Apartment Communities, Inc.	1	83
Omega Healthcare Investors, Inc.	2,889	90,310
Prologis, Inc.	1,130	59,653
Quality Care Properties, Inc. (a)	687	10,649
Regency Centers Corp.	2,499	172,306
Spirit Realty Capital, Inc.	1,135	12,326
VEREIT, Inc.	9,580	81,047
W.P. Carey, Inc.	4,205	248,473
Weyerhaeuser Co.	2,054	61,805
		3,792,558
Telecommunication Services - 2.6%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	66,676	2,835,730
CenturyLink, Inc.	10,078	239,655

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Telecommunication Services - 2.6% (Continued)
Diversified Telecommunication Services - 2.6% (Continued)
Verizon Communications, Inc.	34,050	$1,817,589
		4,892,974
Utilities - 3.8%
Electric Utilities - 3.1%
Duke Energy Corp.	2,359	183,106
Edison International	12,750	917,872
Entergy Corp.	38,263	2,811,182
Eversource Energy	1,235	68,209
Exelon Corp.	14,569	517,054
FirstEnergy Corp.	22,115	684,901
PPL Corp.	2,040	69,462
Southern Co. (The)	10,545	518,709
		5,770,495
Independent Power and Renewable Electricity Producers - 0.3%
AES Corp.	1,350	15,687
Calpine Corp. (a)	41,000	468,630
		484,317
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	11,928	293,905
Dominion Resources, Inc.	2,805	214,835
DTE Energy Co.	1,017	100,185
Public Service Enterprise Group, Inc.	720	31,594
		640,519
Water Utilities - 0.1%
Aqua America, Inc.	5,840	175,434

Total Common Stocks (Cost $155,149,455)		$185,385,646

WILSHIRE LARGE COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

RIGHTS - 0.0% (b)	Shares	Value
Safeway CVR - Casa Ley	1,118	$1,134
Safeway CVR - PDC	1,118	55
Total Rights (Cost $0)		$1,189

MONEY MARKET FUNDS – 2.5%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (d)	9,805	$9,805
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (d) (e)	4,729,193	4,729,193
Total Money Market Funds (Cost $4,738,998)		$4,738,998

Total Investments at Value – 102.4% (Cost $159,888,453)		$190,125,833

Liabilities in Excess of Other Assets - (2.4%)		(4,517,574)

Net Assets - 100.0%		$185,608,259

ADR - American Depositary Receipt.
CVR - Contingent Value Right.

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $14,358,569.
(d)	The rate shown is the 7-day effective yield as of December 31, 2016.
(e)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $4,729,193. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $9,915,530.

See accompanying notes to financial statements.

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 97.2%	Shares	Value
Consumer Discretionary - 16.4%
Auto Components - 4.1%
American Axle & Manufacturing Holdings, Inc. (a)	9,180	$177,174
Cooper-Standard Holdings, Inc. (a)	410	42,386
Dorman Products, Inc. (a)	6,370	465,392
Drew Industries, Inc. (a)	4,060	437,465
Gentherm, Inc. (a)	1,205	40,789
Standard Motor Products, Inc.	1,840	97,925
Stoneridge, Inc. (a)	6,490	114,808
Tenneco, Inc. (a)	2,180	136,185
		1,512,124
Diversified Consumer Services - 0.3%
Capella Education Co.	515	45,216
Grand Canyon Education, Inc. (a)	679	39,688
Liberty Tax, Inc. (b)	1,930	25,862
Strayer Education, Inc. (a)	60	4,838
		115,604
Hotels, Restaurants & Leisure - 5.1%
BJ's Restaurants, Inc. (a)	1,730	67,989
Bloomin' Brands, Inc.	560	10,097
Bob Evans Farms, Inc.	2,565	136,484
Boyd Gaming Corp. (a)	540	10,892
Cheesecake Factory, Inc. (The)	711	42,575
Chuy's Holdings, Inc. (a)	10,242	332,352
ClubCorp Holdings, Inc.	185	2,655
Dave & Buster's Entertainment, Inc. (a)	640	36,032
Denny's Corp. (a)	5,985	76,788
Fiesta Restaurant Group, Inc. (a)	60	1,791
Jack in the Box, Inc.	95	10,606
Lindblad Expeditions Holdings, Inc. (a) (b)	2,340	22,113
Monarch Casino & Resort, Inc. (a)	5	129
Penn National Gaming, Inc. (a)	11,640	160,516
Pinnacle Entertainment, Inc. (a) (b)	1,710	24,795
Popeyes Louisiana Kitchen, Inc. (a)	7,453	450,756
Potbelly Corp. (a) (b)	590	7,611
Red Robin Gourmet Burgers, Inc. (a)	259	14,608

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Consumer Discretionary - 16.4% (Continued)
Hotels, Restaurants & Leisure - 5.1% (Continued)
Sonic Corp. (b)	18,892	$500,826
		1,909,615
Household Durables - 1.1%
Century Communities, Inc. (a)	450	9,450
Installed Building Products, Inc. (a)	330	13,629
La-Z-Boy, Inc.	1,085	33,689
M/I Homes, Inc. (a)	1,590	40,036
MDC Holdings, Inc.	4,599	118,010
Meritage Homes Corp. (a)	80	2,784
Taylor Morrison Home Corp. - Class A (a)	8,146	156,893
TRI Pointe Group, Inc. (a)	3,190	36,621
		411,112
Internet & Direct Marketing Retail - 0.2%
HSN, Inc.	1,940	66,542

Leisure Products - 0.2%
Malibu Boats, Inc. - Class A (a)	1,375	26,235
Marine Products Corp. (b)	940	13,038
MCBC Holdings, Inc.	840	12,247
Smith & Wesson Holding Corp. (a) (b)	10	211
Sturm, Ruger & Co., Inc. (b)	330	17,391
		69,122
Media - 0.1%
Entravision Communications Corp. - Class A	1,040	7,280
New Media Investment Group, Inc.	660	10,553
New York Times Co. (The) - Class A	2,715	36,110
		53,943
Specialty Retail - 2.4%
American Eagle Outfitters, Inc. (b)	4,960	75,243
Big 5 Sporting Goods Corp. (b)	70	1,215
Chico's FAS, Inc.	11,885	171,024
Finish Line, Inc. (The) - Class A	76	1,430
Francesca's Holdings Corp. (a)	4,760	85,822
GNC Holdings, Inc. - Class A	740	8,170
Kirkland's, Inc. (a)	1,120	17,371

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Consumer Discretionary - 16.4% (Continued)
Specialty Retail - 2.4% (Continued)
Monro Muffler Brake, Inc. (b)	6,300	$360,359
Office Depot, Inc.	105	475
Pier 1 Imports, Inc.	5,625	48,038
Sportman's Warehouse Holdings, Inc. (a) (b)	550	5,165
Stein Mart, Inc.	470	2,576
Tile Shop Holdings, Inc. (a)	1,695	33,137
Vitamin Shoppe, Inc. (a)	550	13,063
Winmark Corp.	465	58,660
		881,748
Textiles, Apparel & Luxury Goods - 2.9%
Columbia Sportswear Co.	225	13,118
Crocs, Inc. (a)	9,545	65,479
Culp, Inc.	435	16,160
G-III Apparel Group Ltd. (a) (b)	10,692	316,056
Oxford Industries, Inc.	100	6,013
Steven Madden Ltd. (a)	16,300	582,724
Vera Bradley, Inc. (a)	5,020	58,834
		1,058,384
Consumer Staples - 5.0%
Food & Staples Retailing - 0.0% (c)
PriceSmart, Inc. (b)	70	5,845

Food Products - 3.4%
Alico, Inc.	100	2,715
B&G Foods, Inc. (b)	10,140	444,132
Calavo Growers, Inc. (b)	5,280	324,192
Darling Ingredients, Inc. (a)	585	7,552
Dean Foods Co. (b)	1,850	40,293
J & J Snack Foods Corp.	2,225	296,882
Lancaster Colony Corp.	922	130,362
Lifeway Foods, Inc. (a)	10	115
Omega Protein Corp. (a)	420	10,521
		1,256,764
Household Products - 0.2%
Orchids Paper Products Co. (b)	15	393

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Consumer Staples - 5.0% (Continued)
Household Products - 0.2% (Continued)
WD-40 Co.	485	$56,696
		57,089
Personal Products - 1.4%
Avon Products, Inc. (a)	17,395	87,671
Inter Parfums, Inc.	9,765	319,803
Medifast, Inc.	2,920	121,560
Revlon, Inc. - Class A (a)	135	3,935
		532,969
Energy - 3.3%
Energy Equipment & Services - 0.1%
PHI, Inc. - Non-Voting (a)	310	5,586
RigNet, Inc. (a) (b)	1,610	37,272
TETRA Technologies, Inc. (a)	670	3,363
		46,221
Oil, Gas & Consumable Fuels - 3.2%
Adams Resources & Energy, Inc.	40	1,586
Callon Petroleum Co. (a)	14,140	217,332
Matador Resources Co. (a) (b)	9,060	233,386
Oasis Petroleum, Inc. (a)	31,539	477,500
PDC Energy, Inc. (a)	3,130	227,175
Renewable Energy Group, Inc. (a) (b)	840	8,148
		1,165,127
Financials - 9.7%
Banks - 7.1%
Banc of California, Inc. (b)	2,460	42,681
CenterState Banks, Inc.	11,750	295,748
County Bancorp, Inc. (b)	710	19,149
Eagle Bancorp, Inc. (a)	150	9,143
Home BancShares, Inc.	1,161	32,241
LegacyTexas Financial Group, Inc.	5,480	235,969
National Bank Holdings Corp. - Class A	5,150	164,234
Opus Bank	2,580	77,529
Pinnacle Financial Partners, Inc.	6,680	462,923
PrivateBancorp, Inc.	6,415	347,628
South State Corp.	7,460	652,003

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Financials - 9.7% (Continued)
Banks - 7.1% (Continued)
Texas Capital Bancshares, Inc. (a)	3,890	$304,976
		2,644,224
Capital Markets - 1.6%
Associated Capital Group, Inc. - Class A (b)	80	2,628
Cohen & Steers, Inc. (b)	610	20,496
Evercore Partners, Inc. - Class A	1,758	120,775
GAMCO Investors, Inc. - Class A	290	8,958
Greenhill & Co., Inc.	5,541	153,486
Marcus & Millichap, Inc. (a)	310	8,283
Moelis & Co. - Class A	4,710	159,669
Pzena Investment Management, Inc. - Class A	3,898	43,307
Virtus Investment Partners, Inc.	80	9,444
Waddell & Reed Financial, Inc. - Class A (b)	2,720	53,067
		580,113
Consumer Finance - 0.2%
FirstCash, Inc.	1,622	76,234
Regional Management Corp. (a)	310	8,147
		84,381
Diversified Financial Services - 0.0% (c)
GAIN Capital Holdings, Inc.	2,160	14,213

Insurance - 0.3%
Atlas Financial Holdings, Inc. (a)	420	7,581
Hallmark Financial Services, Inc. (a)	85	989
State National Cos., Inc.	900	12,474
Third Point Reinsurance Ltd. (a)	1,745	20,155
United Insurance Holdings Corp.	3,291	49,825
		91,024
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd. (a)	3,040	98,404
Meridian Bancorp, Inc.	2,745	51,881
Northfield Bancorp, Inc.	1,440	28,757
		179,042

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Health Care - 21.6%
Biotechnology - 4.2%
Acorda Therapeutics, Inc. (a) (b)	895	$16,826
AMAG Pharmaceuticals, Inc. (a) (b)	825	28,710
Applied Genetic Technologies Corp. (a)	1,770	16,550
BioSpecifics Technologies Corp. (a)	475	26,458
Chimerix, Inc. (a)	4,195	19,297
Cytokinetics, Inc. (a) (b)	1,040	12,636
Dynavax Technologies Corp. (a) (b)	765	3,022
Eagle Pharmaceuticals, Inc. (a) (b)	4,630	367,344
Emergent BioSolutions, Inc. (a)	2,810	92,280
Five Prime Therapeutics, Inc. (a)	1,660	83,183
Genomic Health, Inc. (a)	1,180	34,680
ImmunoGen, Inc. (a) (b)	9,055	18,472
Infinity Pharmaceuticals, Inc. (a) (b)	3,250	4,388
Ironwood Pharmaceuticals, Inc. (a) (b)	285	4,358
Ligand Pharmaceuticals, Inc. (a) (b)	510	51,821
MacroGenics, Inc. (a) (b)	275	5,621
Mirati Therapeutics, Inc. (a) (b)	100	475
Momenta Pharmaceuticals, Inc. (a)	1,990	29,950
Myriad Genetics, Inc. (a) (b)	8,203	136,744
NewLink Genetics Corp. (a) (b)	1,015	10,434
Ophthotech Corp. (a) (b)	30	145
Progenics Pharmaceuticals, Inc. (a) (b)	1,985	17,150
Repligen Corp. (a)	16,095	496,047
SciClone Pharmaceuticals, Inc. (a)	4,638	50,090
Spectrum Pharmaceuticals, Inc. (a)	100	443
TESARO, Inc. (a) (b)	60	8,069
Vanda Pharmaceuticals, Inc. (a)	2,140	34,133
		1,569,326
Health Care Equipment & Supplies - 4.6%
Anika Therapeutics, Inc. (a)	760	37,210
Cantel Medical Corp.	4,560	359,100
Cardiovascular Systems, Inc. (a)	240	5,810
Cynosure, Inc. - Class A (a)	189	8,618
Globus Medical, Inc. - Class A (a)	4,040	100,232
Inogen, Inc. (a)	870	58,438

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Health Care - 21.6% (Continued)
Health Care Equipment & Supplies - 4.6% (Continued)
Masimo Corp. (a)	975	$65,715
Meridian Bioscience, Inc. (b)	4,965	87,881
Natus Medical, Inc. (a)	1,124	39,115
Neogen Corp. (a)	6,470	427,020
OraSure Technologies, Inc. (a)	1,935	16,989
Orthofix International N.V. (a)	570	20,623
Surmodics, Inc. (a)	330	8,382
Tandem Diabetes Care, Inc. (a) (b)	4,770	10,256
Vascular Solutions, Inc. (a)	7,920	444,312
		1,689,701
Health Care Providers & Services - 2.2%
Aceto Corp. (b)	10,150	222,995
Addus HomeCare Corp. (a)	45	1,577
Adeptus Health, Inc. - Class A (a) (b)	435	3,323
Air Methods Corp. (a) (b)	350	11,148
Amedisys, Inc. (a)	375	15,986
AMN Healthcare Services, Inc. (a)	740	28,453
BioTelemetry, Inc. (a)	2,185	48,835
Capital Senior Living Corp. (a)	1,079	17,318
Chemed Corp.	510	81,809
CorVel Corp. (a)	2,609	95,489
Cross Country Healthcare, Inc. (a)	615	9,600
HealthSouth Corp. (b)	944	38,931
HMS Holdings Corp, (a)	3,180	57,749
Landauer, Inc. (b)	820	39,442
Magellan Health, Inc. (a)	120	9,030
Owens & Minor, Inc.	310	10,940
Providence Service Corp. (The) (a)	1,690	64,305
U.S. Physical Therapy, Inc.	920	64,584
		821,514
Health Care Technology - 2.6%
Cotiviti Holdings, Inc. (a) (b)	13,080	449,951
Medidata Solutions, Inc. (a)	7,770	385,936
Quality Systems, Inc.	2,990	39,319

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Health Care - 21.6% (Continued)
Health Care Technology - 2.6% (Continued)
Vocera Communications, Inc. (a)	4,655	$86,071
		961,277
Life Sciences Tools & Services - 4.7%
Cambrex Corp. (a)	10,945	590,483
Enzo Biochem, Inc. (a)	295	2,047
ICON plc (a)	5,520	415,104
INC Research Holdings, Inc. - Class A (a)	763	40,134
PAREXEL International Corp. (a) (b)	49	3,220
PRA Health Sciences, Inc. (a)	12,925	712,427
		1,763,415
Pharmaceuticals - 3.3%
Amphastar Pharmaceuticals, Inc. (a)	525	9,671
Impax Laboratories, Inc. (a)	3,025	40,081
Phibro Animal Health Corp. - Class A	2,840	83,212
Prestige Brands Holdings, Inc. (a)	9,134	475,881
Sucampo Pharmaceuticals, Inc. - Class A (a) (b)	2,150	29,133
Supernus Pharmaceuticals, Inc. (a)	23,270	587,567
		1,225,545
Industrials - 13.7%
Aerospace & Defense - 0.1%
Aerojet Rocketdyne Holdings, Inc. (a)	1,655	29,707
Vectrus, Inc. (a)	730	17,411
		47,118
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,440	68,227

Airlines - 0.2%
Allegiant Travel Co.	100	16,640
Hawaiian Holdings, Inc. (a)	1,240	70,680
		87,320
Building Products - 0.9%
American Woodmark Corp. (a)	90	6,773
Apogee Enterprises, Inc.	100	5,356
Continental Building Products, Inc. (a)	100	2,310
Insteel Industries, Inc.	1,475	52,569

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Industrials - 13.7% (Continued)
Building Products - 0.9% (Continued)
NCI Building Systems, Inc. (a)	96	$1,502
PGT Innovations, Inc. (a)	615	7,042
Ply Gem Holdings, Inc. (a)	1,920	31,200
Simpson Manufacturing Co., Inc.	4,065	177,843
Trex Co., Inc. (a)	355	22,862
Universal Forest Products, Inc.	170	17,371
		324,828
Commercial Services & Supplies - 3.1%
ARC Document Solutions, Inc. (a)	2,535	12,878
Brady Corp. - Class A	4,565	171,416
Brink's Co. (The)	1,900	78,375
Casella Waste Systems, Inc. - Class A (a)	40	496
Heritage-Crystal Clean, Inc. (a) (b)	180	2,826
Herman Miller, Inc.	865	29,583
HNI Corp.	1,750	97,860
Interface, Inc.	1,840	34,132
Kimball International, Inc. - Class B	1,690	29,676
Knoll, Inc.	19,498	544,578
Multi-Color Corp.	115	8,924
Quad/Graphics, Inc.	4,160	111,821
SP Plus Corp. (a) (b)	5	141
Steelcase, Inc. - Class A	450	8,055
Tetra Tech, Inc.	690	29,774
		1,160,535
Construction & Engineering - 0.5%
Comfort Systems USA, Inc.	2,180	72,594
MasTec, Inc. (a)	1,835	70,189
Primoris Services Corp.	100	2,278
Tutor Perini Corp. (a) (b)	1,960	54,880
		199,941
Electrical Equipment - 0.3%
Belden, Inc.	360	26,917
General Cable Corp.	3,815	72,676
		99,593

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Industrials - 13.7% (Continued)
Industrial Conglomerates - 0.0% (c)
Raven Industries, Inc.	355	$8,946

Machinery - 1.6%
Actuant Corp. - Class A	1,373	35,629
Altra Industrial Motion Corp.	10	369
EnPro Industries, Inc.	1,875	126,300
Global Brass & Copper Holdings, Inc.	1,420	48,706
Gorman-Rupp Co. (The)	442	13,680
Harsco Corp.	1,841	25,038
Hyster-Yale Materials Handling, Inc.	140	8,928
Lydall, Inc. (a)	595	36,801
Mueller Industries, Inc.	128	5,115
Standex International Corp.	405	35,579
Supreme Industries, Inc. - Class A (b)	2,633	41,338
Tennant Co.	1,407	100,178
Wabash National Corp. (a)	6,210	98,242
		575,903
Marine - 0.0% (c)
Matson, Inc.	45	1,593

Professional Services - 4.0%
Advisory Board Co. (The) (a) (b)	1,280	42,560
Barrett Business Services, Inc.	1,360	87,176
CEB, Inc.	6,570	398,141
Exponent, Inc.	673	40,582
Huron Consulting Group, Inc. (a)	600	30,390
Insperity, Inc.	470	33,347
Korn/Ferry International	2,150	63,275
On Assignment, Inc. (a)	1,215	53,654
TrueBlue, Inc. (a)	940	23,171
WageWorks, Inc. (a)	9,775	708,687
		1,480,983
Road & Rail - 1.6%
Knight Transportation, Inc.	6,230	205,902

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Industrials - 13.7% (Continued)
Road & Rail - 1.6% (Continued)
Saia, Inc. (a)	8,540	$377,041
		582,943
Trading Companies & Distributors - 1.2%
Applied Industrial Technologies, Inc.	2,175	129,195
SiteOne Landscape Supply, Inc. (a)	7,820	271,589
Triton International Ltd.	1,730	27,334
		428,118
Information Technology - 20.7%
Communications Equipment - 1.6%
ADTRAN, Inc.	3,265	72,973
CalAmp Corp. (a)	2,133	30,929
CIENA Corp. (a) (b)	2,550	62,246
Ixia (a)	4,625	74,462
Lumentum Holdings, Inc. (a)	865	33,432
NETGEAR, Inc. (a)	1,630	88,590
Plantronics, Inc.	3,275	179,338
ShoreTel, Inc. (a)	3,804	27,199
Sonus Networks, Inc. (a)	2,075	13,073
		582,242
Electronic Equipment, Instruments & Components - 0.8%
Badger Meter, Inc. (b)	1,420	52,469
Fabrinet (a)	860	34,658
Itron, Inc. (a)	300	18,855
Littelfuse, Inc.	545	82,714
Methode Electronics, Inc.	355	14,679
MTS Systems Corp. (b)	1,030	58,401
Plexus Corp. (a)	819	44,259
Rogers Corp. (a)	70	5,377
		311,412
Internet Software & Services - 3.7%
Brightcove, Inc. (a)	220	1,771
Carbonite, Inc. (a)	2,721	44,624
Care.com, Inc. (a)	2,720	23,310
ChannelAdvisor Corp. (a)	2,900	41,615
DHI Group, Inc. (a)	100	625

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Information Technology - 20.7% (Continued)
Internet Software & Services - 3.7% (Continued)
EarthLink Holdings Corp.	11,335	$63,929
Five9, Inc. (a)	1,655	23,484
LogMeIn, Inc.	6,060	585,094
NIC, Inc.	1,490	35,611
Reis, Inc.	35	779
SPS Commerce, Inc. (a)	5,300	370,417
WebMD Health Corp. (a) (b)	1,020	50,561
Xactly Corp. (a)	3,165	34,815
XO Group, Inc. (a) (b)	3,419	66,500
Zix Corp. (a) (b)	9,438	46,624
		1,389,759
IT Services - 2.8%
Cardtronics plc - Class A (a)	1,511	82,455
Cass Information Systems, Inc. (b)	768	56,502
EPAM Systems, Inc. (a) (b)	470	30,226
Euronet Worldwide, Inc. (a)	845	61,203
EVERTEC, Inc.	1,980	35,145
ExlService Holdings, Inc. (a)	220	11,097
Hackett Group, Inc. (The)	304	5,369
Information Services Group, Inc. (a)	1,890	6,880
MAXIMUS, Inc.	9,570	533,910
Syntel, Inc. (b)	8,160	161,486
TeleTech Holdings, Inc.	1,198	36,539
Virtusa Corp. (a)	509	12,786
		1,033,598
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Energy Industries, Inc. (a)	920	50,370
Advanced Micro Devices, Inc. (a) (b)	5,438	61,667
Applied Micro Circuits Corp. (a)	685	5,651
CEVA, Inc. (a)	10,694	358,783
Inphi Corp. (a) (b)	7,195	321,041
MaxLinear, Inc. - Class A (a)	803	17,505
Monolithic Power Systems, Inc. (b)	370	30,314
Nanometrics, Inc. (a)	3,430	85,956
NVE Corp.	837	59,787

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Information Technology - 20.7% (Continued)
Semiconductors & Semiconductor Equipment - 4.1% (Continued)
Power Integrations, Inc.	1,310	$88,884
Semtech Corp. (a)	3,310	104,431
Silicon Laboratories, Inc. (a)	5,075	329,874
Ultratech, Inc. (a)	575	13,789
		1,528,052
Software - 7.6%
A10 Networks, Inc. (a)	220	1,828
American Software, Inc. - Class A	1,190	12,293
Aspen Technology, Inc. (a)	1,010	55,227
Barracuda Networks, Inc. (a)	2,665	57,111
BroadSoft, Inc. (a) (b)	11,585	477,881
Callidus Software, Inc. (a)	12,486	209,765
CommVault Systems, Inc. (a)	3,125	160,625
Ellie Mae, Inc. (a) (b)	5,530	462,750
EnerNOC, Inc. (a) (b)	2,560	15,360
Fair Isaac Corp.	235	28,017
Gigamon, Inc. (a)	1,065	48,511
Jive Software, Inc. (a)	8,075	35,126
Monotype Imaging Holdings, Inc.	890	17,667
Paycom Software, Inc. (a)	255	11,600
Pegasystems, Inc.	16,964	610,704
Qualys, Inc. (a)	11,480	363,342
RealPage, Inc. (a)	3,940	118,200
RingCentral, Inc. - Class A (a)	935	19,261
Rubicon Project, Inc. (The) (a)	890	6,604
Silver Spring Networks, Inc. (a)	4,685	62,357
TiVo Corp. (a)	1,587	33,168
		2,807,397
Technology Hardware, Storage & Peripherals - 0.1%
Cray, Inc. (a)	1,970	40,779
Super Micro Computer, Inc. (a)	30	842
		41,621
Materials - 3.2%
Chemicals - 0.9%
American Vanguard Corp.	1,180	22,597

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Materials - 3.2% (Continued)
Chemicals - 0.9% (Continued)
Calgon Carbon Corp.	700	$11,900
Chemtura Corp. (a)	2,350	78,021
H.B. Fuller Co.	885	42,754
Innophos Holdings, Inc.	1,070	55,918
Koppers Holdings, Inc. (a)	1,610	64,883
PolyOne Corp.	340	10,894
Rayonier Advanced Materials, Inc. (b)	616	9,523
Sensient Technologies Corp.	280	22,002
		318,492
Construction Materials - 0.2%
Caesarstone Ltd. (a) (b)	2,900	83,085
US Concrete, Inc. (a) (b)	70	4,585
		87,670
Containers & Packaging - 0.3%
Myers Industries, Inc.	7,160	102,388

Metals & Mining - 0.5%
Kaiser Aluminum Corp.	2,010	156,157
SunCoke Energy, Inc. (a)	920	10,433
Worthington Industries, Inc.	860	40,798
		207,388
Paper & Forest Products - 1.3%
Boise Cascade Co. (a)	2,570	57,825
Deltic Timber Corp.	645	49,710
KapStone Paper and Packaging Corp.	1,864	41,101
Louisiana-Pacific Corp. (a)	9,965	188,637
Neenah Paper, Inc.	559	47,627
Schweitzer-Mauduit International, Inc.	2,075	94,475
		479,375
Real Estate - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Assets Trust, Inc.	180	7,754
CareTrust REIT, Inc.	605	9,269
Chesapeake Lodging Trust	2,140	55,340
DuPont Fabros Technology, Inc.	410	18,011

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.2% (Continued)	Shares	Value
Real Estate - 2.0% (Continued)
Equity Real Estate Investment Trusts (REITs) - 1.7% (Continued)
FelCor Lodging Trust, Inc.	1,275	$10,213
Gaming and Leisure Properties, Inc.	846	25,905
Life Storage, Inc.	35	2,984
Pennsylvania Real Estate Investment Trust (b)	6,185	117,268
Potlatch Corp.	2,255	93,921
PS Business Parks, Inc.	70	8,156
RLJ Lodging Trust	525	12,857
Sabra Health Care REIT, Inc.	3,720	90,842
Universal Health Realty Income Trust	705	46,241
Urstadt Biddle Properties, Inc. - Class A	5,750	138,633
		637,394
Real Estate Management & Development - 0.3%
RMR Group, Inc. (The) - Class A	2,620	103,490

Telecommunication Services - 1.2%
Diversified Telecommunication Services - 1.2%
8x8, Inc. (a)	720	10,296
Cogent Communications Holdings, Inc.	9,945	411,226
Lumos Networks Corp. (a)	640	9,997
		431,519
Utilities - 0.4%
Electric Utilities - 0.1%
MGE Energy, Inc.	540	35,262

Independent Power and Renewable Electricity Producers - 0.3%
Ormat Technologies, Inc.	1,930	103,487

Total Common Stocks (Cost $27,660,691)		$36,032,578

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

RIGHTS - 0.0% (c)	Shares	Value
Dyax Corp. (b)	860	$0
Trius CVR (b)	180	360
Total Rights (Cost $0)		$360

MONEY MARKET FUNDS - 8.6%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (d)	1,076,691	$1,076,691
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (d) (e)	2,128,325	2,128,325
Total Money Market Funds (Cost $3,205,016)		$3,205,016

Total Investments at Value - 105.8% (Cost $30,865,707)		$39,237,954

Liabilities in Excess of Other Assets - (5.8%)		(2,150,775)

Net Assets - 100.0%		$37,087,179

CVR - Contingent Value Right.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $4,691,378.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of December 31, 2016.
(e)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $2,128,325. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $2,721,691.

See accompanying notes to financial statements.

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 97.6%	Shares	Value
Consumer Discretionary - 11.9%
Auto Components - 2.0%
Cooper Tire & Rubber Co.	8,370	$325,175
Dana, Inc.	1,935	36,726
Modine Manufacturing Co. (a)	1,345	20,041
Stoneridge, Inc. (a)	22,433	396,839
Superior Industries International, Inc.	920	24,242
		803,023
Diversified Consumer Services - 0.3%
American Public Education, Inc. (a) (b)	1,070	26,269
K12, Inc. (a)	2,790	47,876
Strayer Education, Inc. (a)	810	65,310
		139,455
Hotels, Restaurants & Leisure - 0.6%
BJ's Restaurants, Inc. (a)	230	9,039
Bob Evans Farms, Inc.	1,650	87,796
Denny's Corp. (a)	6,285	80,637
Penn National Gaming, Inc. (a)	4,390	60,538
Pinnacle Entertainment, Inc. (a) (b)	1,110	16,095
Ruby Tuesday, Inc. (a)	100	323
		254,428
Household Durables - 5.1%
Beazer Homes USA, Inc. (a)	5,080	67,564
Ethan Allen Interiors, Inc. (b)	1,960	72,226
Flexsteel Industries, Inc.	614	37,865
Hooker Furniture Corp.	13,993	531,034
La-Z-Boy, Inc.	2,180	67,689
M/I Homes, Inc. (a)	10,864	273,556
MDC Holdings, Inc.	2,116	54,290
Taylor Morrison Home Corp. - Class A (a) (b)	23,880	459,929
TRI Pointe Group, Inc. (a)	43,630	500,872
		2,065,025
Media - 0.8%
New York Times Co. (The) - Class A	6,095	81,064
Reading International, Inc. - Class A (a)	826	13,712

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Consumer Discretionary - 11.9% (Continued)
Media - 0.8% (Continued)
Scholastic Corp. (b)	4,569	$216,981
		311,757
Multi-Line Retail - 0.9%
Fred's, Inc. - Class A (b)	18,675	346,608

Specialty Retail - 1.7%
Abercrombie & Fitch Co. - Class A (b)	7,255	87,060
American Eagle Outfitters, Inc. (b)	4,560	69,175
Barnes & Noble, Inc.	2,565	28,600
Chico's FAS, Inc.	8,590	123,610
DSW, Inc. - Class A	1,228	27,814
Express, Inc. (a)	9,222	99,229
Guess?, Inc. (b)	3,420	41,382
Pier 1 Imports, Inc.	2,130	18,190
Rent-A-Center, Inc. (b)	730	8,213
Select Comfort Corp. (a)	7,940	179,602
Stage Stores, Inc. (b)	6,045	26,417
West Marine, Inc. (a)	180	1,885
		711,177
Textiles, Apparel & Luxury Goods - 0.5%
Movado Group, Inc. (b)	1,670	48,013
Vera Bradley, Inc. (a)	3,120	36,566
Vince Holding Corp. (a) (b)	33,895	137,275
		221,854
Consumer Staples - 3.8%
Food & Staples Retailing - 0.1%
Ingles Markets, Inc. - Class A	109	5,243
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	2,360	28,060
		33,303
Food Products - 2.7%
Alico, Inc. (b)	370	10,046
Darling Ingredients, Inc. (a)	785	10,134
Dean Foods Co. (b)	470	10,237
John B. Sanfilippo & Son, Inc. (b)	5,854	412,062
Lancaster Colony Corp.	685	96,852

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Consumer Staples - 3.8% (Continued)
Food Products - 2.7% (Continued)
Omega Protein Corp. (a)	1,210	$30,311
Seneca Foods Corp. - Class A (a)	290	11,615
TreeHouse Foods, Inc. (a) (b)	6,904	498,399
		1,079,656
Personal Products - 0.9%
Avon Products, Inc. (a)	21,555	108,637
Inter Parfums, Inc.	7,353	240,811
Nutraceutical International Corp.	800	27,960
		377,408
Tobacco - 0.1%
Universal Corp.	810	51,638

Energy - 4.4%
Energy Equipment & Services - 1.3%
Archrock, Inc.	2,875	37,950
Bristow Group, Inc.	3,238	66,314
Era Group, Inc. (a)	603	10,233
Exterran Corp. (a)	360	8,604
Helix Energy Solutions Group, Inc. (a) (b)	3,220	28,400
Hornbeck Offshore Services, Inc. (a) (b)	520	3,754
McDermott International, Inc. (a)	3,980	29,412
Newpark Resources, Inc. (a)	3,605	27,038
PHI, Inc. - Non-Voting (a)	9,101	164,000
SEACOR Holdings, Inc. (a) (b)	460	32,789
Unit Corp. (a)	4,870	130,857
		539,351
Oil, Gas & Consumable Fuels - 3.1%
Cobalt International Energy, Inc. (a)	17,860	21,789
Contango Oil & Gas Co. (a)	8,140	76,028
Dorian LPG Ltd. (a) (b)	1,213	9,959
International Seaways, Inc. (a)	7,576	106,366
Overseas Shipholding Group, Inc. - Class A	22,730	87,056
PDC Energy, Inc. (a)	6,360	461,608
Renewable Energy Group, Inc. (a) (b)	3,650	35,405
RSP Permian, Inc. (a)	180	8,032

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Energy - 4.4% (Continued)
Oil, Gas & Consumable Fuels - 3.1% (Continued)
Scorpio Tankers, Inc.	6,850	$31,031
SemGroup Corp. - Class A	755	31,521
Synergy Resources Corp. (a) (b)	42,730	380,724
		1,249,519
Financials - 30.7%
Banks - 15.5%
Ameris Bancorp	8,710	379,756
Arrow Financial Corp.	436	17,658
Banco Latinoamericano de Comercio Exterior S.A. - Class E	410	12,070
Bancorp, Inc. (The) (a)	9,181	72,163
BancorpSouth, Inc.	3,920	121,716
Banner Corp.	4,030	224,914
Boston Private Financial Holdings, Inc.	10,439	172,765
Capital Bank Financial Corp. - Class A	13,580	533,015
Cathay General Bancorp	400	15,212
CenterState Banks, Inc.	2,170	54,619
Central Pacific Financial Corp.	1,075	33,777
Citizens & Northern Corp. (b)	370	9,694
City Holding Co.	569	38,464
Community Bank System, Inc.	275	16,992
CU Bancorp (a)	965	34,547
Eagle Bancorp, Inc. (a)	1,543	94,046
Enterprise Financial Services Corp.	1,269	54,567
F.N.B. Corp.	5,928	95,026
First Busey Corp.	5,418	166,766
First Citizens BancShares, Inc. - Class A	250	88,750
First Commonwealth Financial Corp.	6,583	93,347
First Financial Bancorp	1,915	54,482
First Financial Corp.	720	38,016
First Midwest Bancorp, Inc.	3,165	79,853
Glacier Bancorp, Inc.	2,214	80,213
Hancock Holding Co.	825	35,558
Hanmi Financial Corp.	2,448	85,435
Heritage Financial Corp.	14,605	376,079
Hilltop Holdings, Inc.	6,995	208,451

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Financials - 30.7% (Continued)
Banks - 15.5% (Continued)
Home BancShares, Inc.	2,690	$74,701
HomeTrust Bancshares, Inc. (a)	485	12,562
Hope Bancorp, Inc.	4,935	108,027
Independent Bank Corp. (Michigan)	1,570	34,069
MB Financial, Inc.	2,005	94,696
Mercantile Bank Corp.	1,099	41,432
NBT Bancorp, Inc.	1,491	62,443
Northrim BanCorp, Inc. (b)	830	26,228
OFG Bancorp (b)	6,290	82,399
Pacific Continental Corp.	682	14,902
PacWest Bancorp	10,160	553,110
PrivateBancorp, Inc.	7,920	429,185
Prosperity Bancshares, Inc.	1,545	110,900
Renasant Corp.	460	19,421
Republic Bancorp, Inc. - Class A	1,637	64,727
S&T Bancorp, Inc.	1,123	43,842
Simmons First National Corp. - Class A	1,149	71,410
Southwest Bancorp, Inc.	1,142	33,118
Sterling Bancorp	1,435	33,579
Texas Capital Bancshares, Inc. (a)	1,380	108,192
TriState Capital Holdings, Inc. (a)	1,535	33,924
Umpqua Holdings Corp.	4,590	86,200
Univest Corp. of Pennsylvania	2,230	68,907
Western Alliance Bancorp (a)	15,605	760,119
Wintrust Financial Corp.	945	68,579
		6,324,623
Capital Markets - 1.9%
Calamos Asset Management, Inc. - Class A	1,495	12,782
FBR & Co.	4,295	55,835
GAMCO Investors, Inc. - Class A	1,370	42,319
Greenhill & Co., Inc.	8,910	246,807
KCG Holdings, Inc. - Class A (a)	100	1,325
Manning & Napier, Inc.	12,819	96,783
OM Asset Management plc	910	13,195
Oppenheimer Holdings, Inc. - Class A	1,800	33,480

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Financials - 30.7% (Continued)
Capital Markets - 1.9% (Continued)
Piper Jaffray Cos. (a)	439	$31,828
Pzena Investment Management, Inc. - Class A	2,916	32,397
Virtus Investment Partners, Inc. (b)	140	16,527
Waddell & Reed Financial, Inc. - Class A (b)	9,905	193,247
		776,525
Consumer Finance - 0.5%
EZCORP, Inc. - Class A (a)	9,609	102,336
FirstCash, Inc.	2,063	96,961
		199,297
Diversified Financial Services - 1.6%
Bank of N.T. Butterfield & Son Ltd. (The)	17,390	546,741
Global Eagle Entertainment, Inc. (a) (b)	1,225	7,914
Marlin Business Services Corp.	1,000	20,900
PHH Corp. (a)	4,370	66,249
		641,804
Insurance - 3.8%
American Equity Investment Life Holding Co.	2,508	56,530
Baldwin & Lyons, Inc. - Class B	4,297	108,284
CNO Financial Group, Inc.	6,370	121,986
Donegal Group, Inc. - Class A	120	2,098
Employers Holdings, Inc.	494	19,562
FBL Financial Group, Inc. - Class A	1,502	117,381
Federated National Holding Co.	3,182	59,472
Genworth Financial, Inc. - Class A (a)	23,580	89,840
Global Indemnity Ltd. (a) (b)	1,358	51,889
Greenlight Capital Re Ltd. - Class A (a)	10,095	230,166
Hallmark Financial Services, Inc. (a)	4,505	52,393
HCI Group, Inc. (b)	230	9,080
Heritage Insurance Holdings, Inc.	850	13,320
Horace Mann Educators Corp.	975	41,730
Infinity Property & Casualty Corp.	828	72,781
MBIA, Inc. (a)	5,200	55,640
National Western Life Group, Inc. - Class A	435	135,198
Navigators Group, Inc. (The)	924	108,801
Safety Insurance Group, Inc.	140	10,318

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Financials - 30.7% (Continued)
Insurance - 3.8% (Continued)
State Auto Financial Corp. (b)	1,190	$31,904
Third Point Reinsurance Ltd. (a)	9,710	112,151
United Fire Group, Inc.	1,061	52,169
United Insurance Holdings Corp.	426	6,450
		1,559,143
Mortgage Real Estate Investment Trusts (REITs) - 2.5%
AG Mortgage Investment Trust, Inc.	5,420	92,736
Altisource Residential Corp.	10,575	116,748
Annaly Capital Management, Inc. (b)	1,546	15,414
Anworth Mortgage Asset Corp.	14,435	74,629
Apollo Commercial Real Estate Finance, Inc. (b)	4,720	78,446
Ares Commercial Real Estate Corp.	8,295	113,890
CYS Investments, Inc. (b)	9,730	75,213
Dynex Capital, Inc.	417	2,844
Invesco Mortgage Capital, Inc.	490	7,154
PennyMac Mortgage Investment Trust	9,225	151,013
Redwood Trust, Inc.	7,395	112,478
Resource Capital Corp. (b)	22,443	186,951
		1,027,516
Thrifts & Mortgage Finance - 4.9%
Astoria Financial Corp.	3,145	58,654
Bank Mutual Corp.	2,722	25,723
BankFinancial Corp.	1,908	28,277
Beneficial Bancorp, Inc.	1,105	20,332
Berkshire Hills Bancorp, Inc.	1,745	64,303
Capitol Federal Financial, Inc.	2,000	32,920
Charter Financial Corp.	200	3,334
Clifton Bancorp, Inc. (b)	385	6,514
Dime Community Bancshares, Inc.	13,993	281,259
Flushing Financial Corp.	965	28,361
HomeStreet, Inc. (a)	11,455	361,978
Meridian Bancorp, Inc.	9,630	182,007
MGIC Investment Corp. (a)	16,243	165,516
NMI Holdings, Inc. - Class A (a)	3,940	41,961
Northfield Bancorp, Inc.	5,640	112,631

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Financials - 30.7% (Continued)
Thrifts & Mortgage Finance - 4.9% (Continued)
Northwest Bancshares, Inc.	3,760	$67,793
Oritani Financial Corp.	6,116	114,675
PennyMac Financial Services, Inc. - Class A (a)	460	7,659
Provident Financial Holdings, Inc.	105	2,123
Radian Group, Inc.	7,893	141,916
Territorial Bancorp, Inc.	3,300	108,372
Washington Federal, Inc.	4,050	139,118
Waterstone Financial, Inc.	347	6,385
		2,001,811
Health Care - 2.7%
Biotechnology - 0.0% (c)
Infinity Pharmaceuticals, Inc. (a) (b)	8,230	11,111

Health Care Equipment & Supplies - 1.8%
Analogic Corp.	6,140	509,312
CryoLife, Inc.	1,150	22,023
Exactech, Inc. (a)	1,480	40,404
Invacare Corp. (b)	1,015	13,246
Meridian Bioscience, Inc. (b)	6,450	114,165
OraSure Technologies, Inc. (a)	280	2,458
Orthofix International N.V. (a)	820	29,668
		731,276
Health Care Providers & Services - 0.6%
Almost Family, Inc. (a)	140	6,174
Magellan Health, Inc. (a)	1,191	89,623
National HealthCare Corp.	799	60,556
Owens & Minor, Inc.	785	27,703
PharMerica Corp. (a)	63	1,584
Triple-S Management Corp. - Class B (a) (b)	2,650	54,855
		240,495
Health Care Technology - 0.0% (c)
Quality Systems, Inc.	1,680	22,092

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Health Care - 2.7% (Continued)
Pharmaceuticals - 0.3%
Impax Laboratories, Inc. (a)	7,980	$105,735

Industrials - 10.2%
Aerospace & Defense - 1.5%
AAR Corp.	1,032	34,108
AeroVironment, Inc. (a) (b)	620	16,635
DigitalGlobe, Inc. (a)	2,190	62,743
Ducommun, Inc. (a)	580	14,825
Esterline Technologies Corp. (a)	206	18,375
Moog, Inc. - Class A (a)	453	29,753
Orbital ATK, Inc.	4,772	418,647
		595,086
Building Products - 0.5%
Apogee Enterprises, Inc.	3,100	166,036
Simpson Manufacturing Co., Inc.	1,210	52,938
		218,974
Commercial Services & Supplies - 1.8%
ARC Document Solutions, Inc. (a)	2,415	12,268
Brady Corp. - Class A	5,920	222,295
Casella Waste Systems, Inc. - Class A (a)	2,959	36,721
Ennis, Inc.	10,666	185,055
Essendant, Inc.	3,855	80,570
HNI Corp.	300	16,776
Interface, Inc.	2,850	52,868
Kimball International, Inc. - Class B	1,315	23,091
Knoll, Inc.	1,675	46,783
Mobile Mini, Inc. (b)	200	6,050
Quad/Graphics, Inc.	1,785	47,981
		730,458
Construction & Engineering - 0.3%
Comfort Systems USA, Inc.	2,308	76,856
Tutor Perini Corp. (a) (b)	2,350	65,800
		142,656
Electrical Equipment - 1.5%
EnerSys	6,270	489,687

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Industrials - 10.2% (Continued)
Electrical Equipment - 1.5% (Continued)
General Cable Corp.	6,010	$114,491
LSI Industries, Inc.	745	7,256
		611,434
Industrial Conglomerates - 0.4%
Raven Industries, Inc.	6,234	157,097

Machinery - 2.4%
Albany International Corp. - Class A	8,040	372,252
Briggs & Stratton Corp.	43	957
Chart Industries, Inc. (a)	3,235	116,525
Federal Signal Corp.	1,915	29,893
Global Brass & Copper Holdings, Inc.	1,240	42,532
Graham Corp.	2,380	52,717
Harsco Corp.	365	4,964
Hyster-Yale Materials Handling, Inc.	954	60,837
Kennametal, Inc.	3,510	109,723
Miller Industries, Inc.	729	19,282
Tennant Co.	1,097	78,106
Titan International, Inc. (b)	4,430	49,660
Wabash National Corp. (a)	2,425	38,364
		975,812
Professional Services - 1.0%
Franklin Covey Co. (a)	1,650	33,248
GP Strategies Corp. (a)	8,150	233,089
Kelly Services, Inc. - Class A	5,804	133,028
Navigant Consulting, Inc. (a)	650	17,017
		416,382
Road & Rail - 0.2%
Marten Transport Ltd.	3,060	71,298
Roadrunner Transportation Systems, Inc. (a)	1,495	15,533
		86,831
Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	2,930	174,042
CAI International, Inc. (a)	1,960	16,993

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Industrials - 10.2% (Continued)
Trading Companies & Distributors - 0.6% (Continued)
Triton International Ltd.	1,985	$31,363
		222,398
Information Technology - 15.8%
Communications Equipment - 2.9%
ADTRAN, Inc.	3,225	72,079
Black Box Corp.	1,575	24,019
Comtech Telecommunications Corp.	6,924	82,048
Digi International, Inc. (a)	4,806	66,083
Ixia (a)	3,365	54,177
Mitel Networks Corp. (a)	114,850	780,979
NETGEAR, Inc. (a)	634	34,458
ShoreTel, Inc. (a)	4,080	29,172
Sonus Networks, Inc. (a)	5,655	35,627
		1,178,642
Electronic Equipment, Instruments & Components - 4.6%
Anixter International, Inc. (a)	290	23,505
AVX Corp.	12,302	192,280
Benchmark Electronics, Inc. (a)	4,120	125,660
Coherent, Inc. (a)	3,620	497,333
CTS Corp.	2,098	46,995
Daktronics, Inc.	1,230	13,161
FARO Technologies, Inc. (a)	217	7,812
Insight Enterprises, Inc. (a)	2,637	106,640
Kimball Electronics, Inc. (a)	2,000	36,400
MTS Systems Corp. (b)	2,055	116,519
Novanta, Inc. (a)	22,245	467,145
Park Electrochemical Corp.	333	6,210
Plexus Corp. (a)	2,220	119,969
Rogers Corp. (a)	780	59,912
ScanSource, Inc. (a)	1,056	42,610
Vishay Intertechnology, Inc. (b)	1,140	18,468
		1,880,619
Internet Software & Services - 0.4%
Bankrate, Inc. (a)	7,360	81,327
ChannelAdvisor Corp. (a)	805	11,552

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Information Technology - 15.8% (Continued)
Internet Software & Services - 0.4% (Continued)
EarthLink Holdings Corp.	1,270	$7,163
Liquidity Services, Inc. (a)	7,673	74,812
		174,854
IT Services - 0.5%
Euronet Worldwide, Inc. (a)	2,595	187,956
ManTech International Corp. - Class A	95	4,014
		191,970
Semiconductors & Semiconductor Equipment - 5.0%
Cohu, Inc.	4,988	69,333
DSP Group, Inc. (a)	561	7,321
Entegris, Inc. (a)	30,695	549,441
Integrated Device Technology, Inc. (a)	16,405	386,502
IXYS Corp.	165	1,964
Lattice Semiconductor Corp. (a) (b)	81,605	600,612
Nanometrics, Inc. (a)	2,334	58,490
NVE Corp.	882	63,001
Photronics, Inc. (a)	3,949	44,624
Semtech Corp. (a)	154	4,859
Tessera Holding Corp.	730	32,266
Ultratech, Inc. (a)	10,385	249,032
		2,067,445
Software - 0.5%
EnerNOC, Inc. (a) (b)	6,555	39,330
Progress Software Corp.	3,060	97,707
Rubicon Project, Inc. (The) (a)	4,060	30,125
Silver Spring Networks, Inc. (a)	495	6,588
Telenav, Inc. (a)	2,408	16,976
		190,726
Technology Hardware, Storage & Peripherals - 1.9%
Cray, Inc. (a) (b)	13,925	288,248
Electronics For Imaging, Inc. (a)	10,660	467,547
Super Micro Computer, Inc. (a)	100	2,805
		758,600

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Materials - 8.4%
Chemicals - 2.8%
American Vanguard Corp.	5,770	$110,496
Calgon Carbon Corp.	5,670	96,390
FutureFuel Corp.	1,968	27,355
Innophos Holdings, Inc.	1,550	81,003
Innospec, Inc.	1,955	133,917
KMG Chemicals, Inc.	185	7,195
Landec Corp. (a)	35,525	490,244
LSB Industries, Inc. (a) (b)	2,750	23,155
Sensient Technologies Corp.	515	40,469
Tredegar Corp.	1,880	45,120
Tronox Ltd. - Class A (b)	10,390	107,121
		1,162,465
Containers & Packaging - 0.5%
Greif, Inc. - Class A	3,807	195,337

Metals & Mining - 1.8%
Carpenter Technology Corp.	337	12,189
Commercial Metals Co.	850	18,513
Kaiser Aluminum Corp.	510	39,622
Materion Corp.	12,490	494,604
Olympic Steel, Inc.	335	8,117
Schnitzer Steel Industries, Inc. - Class A	4,310	110,767
SunCoke Energy, Inc. (a)	3,865	43,829
		727,641
Paper & Forest Products - 3.3%
Boise Cascade Co. (a)	15,190	341,776
Deltic Timber Corp. (b)	2,615	201,538
Louisiana-Pacific Corp. (a)	13,530	256,124
Neenah Paper, Inc.	1,150	97,980
P.H. Glatfelter Co.	8,215	196,256
Schweitzer-Mauduit International, Inc.	5,195	236,528
		1,330,202
Real Estate - 7.2%
Equity Real Estate Investment Trusts (REITs) - 5.7%
Ashford Hospitality Prime, Inc.	12,385	169,055

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Real Estate - 7.2% (Continued)
Equity Real Estate Investment Trusts (REITs) - 5.7% (Continued)
Ashford Hospitality Trust, Inc.	1,565	$12,144
Brandywine Realty Trust	25,303	417,753
CBL & Associates Properties, Inc.	17,155	197,283
Cedar Realty Trust, Inc. (b)	10,728	70,054
Chesapeake Lodging Trust	5,075	131,240
DiamondRock Hospitality Co.	570	6,572
FelCor Lodging Trust, Inc. (a)	4,130	33,081
Getty Realty Corp.	2,402	61,227
Government Properties Income Trust (b)	555	10,581
Gramercy Property Trust	2,610	23,960
Kite Realty Group Trust	480	11,270
LaSalle Hotel Properties	5,210	158,749
Lexington Realty Trust	9,255	99,954
Life Storage, Inc.	75	6,395
Parkway, Inc. (a)	235	5,229
Pennsylvania Real Estate Investment Trust (b)	1,304	24,724
PS Business Parks, Inc.	175	20,391
Ramco-Gershenson Properties Trust	30,685	508,756
RLJ Lodging Trust	3,404	83,364
Sabra Health Care REIT, Inc.	3,595	87,790
Select Income REIT	2,060	51,912
STORE Capital Corp.	2,880	71,165
Sunstone Hotel Investors, Inc.	2,795	42,624
		2,305,273
Real Estate Management & Development - 1.5%
Forestar Group, Inc. (a)	35,388	470,660
RE/MAX Holdings, Inc. - Class A	2,680	150,080
		620,740
Telecommunication Services - 0.0% (c)
Diversified Telecommunication Services - 0.0% (c)
Cincinnati Bell, Inc. (a)	1,007	22,506

Utilities - 2.5%
Electric Utilities - 0.8%
ALLETE, Inc. (b)	1,715	110,085

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Utilities - 2.5% (Continued)
Electric Utilities - 0.8% (Continued)
El Paso Electric Co.	219	$10,184
MGE Energy, Inc.	683	44,600
Otter Tail Corp.	280	11,424
PNM Resources, Inc.	3,160	108,388
Portland General Electric Co.	603	26,128
		310,809
Gas Utilities - 0.4%
Northwest Natural Gas Co.	765	45,747
ONE Gas, Inc.	804	51,424
Southwest Gas Holdings, Inc.	744	57,005
		154,176
Independent Power and Renewable Electricity Producers - 0.6%
Dynegy, Inc. (a)	10,880	92,045
Ormat Technologies, Inc.	2,990	160,324
		252,369
Multi-Utilities - 0.0% (c)
Avista Corp. (b)	345	13,797

Water Utilities - 0.7%
American States Water Co.	2,079	94,719
Artesian Resources Corp. - Class A	3,900	124,566
York Water Co. (The) (b)	1,410	53,862
		273,147

Total Common Stocks (Cost $31,105,936)		$39,794,076

WILSHIRE SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 7.7%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (d)	927,765	$927,765
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (d) (e)	2,227,822	2,227,822
Total Money Market Funds (Cost $3,155,587)		$3,155,587

Total Investments at Value - 105.3% (Cost $34,261,523)		$42,949,663

Liabilities in Excess of Other Assets - (5.3%)		(2,153,883)

Net Assets - 100.0%		$40,795,780

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $3,523,566.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of December 31, 2016.
(e)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $2,227,822. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $1,431,817.

See accompanying notes to financial statements.

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 12.5%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	550	$10,615
Autoliv, Inc. (b)	748	84,635
BorgWarner, Inc. (b)	1,610	63,498
Cooper Tire & Rubber Co.	425	16,511
Dana, Inc.	900	17,082
Dorman Products, Inc. (a)	300	21,918
Drew Industries, Inc. (a)	154	16,594
Federal-Mogul Holdings Corp. (a) (b)	1,500	15,465
Gentex Corp.	2,195	43,220
Gentherm, Inc. (a)	375	12,694
Goodyear Tire & Rubber Co. (The)	2,125	65,599
Lear Corp.	500	66,184
Motorcar Parts of America, Inc. (a) (b)	300	8,076
Spartan Motors, Inc.	75	694
Standard Motor Products, Inc.	300	15,966
Superior Industries International, Inc.	150	3,953
Tenneco, Inc. (a)	450	28,112
Visteon Corp.	261	20,969
		511,785
Automobiles - 0.6%
Ford Motor Co.	30,185	366,144
General Motors Co.	10,950	381,498
Harley-Davidson, Inc. (b)	1,450	84,593
Tesla Motors, Inc. (a) (b)	861	183,987
Thor Industries, Inc.	381	38,119
Winnebago Industries, Inc. (b)	175	5,539
		1,059,880
Distributors - 0.1%
Acme United Corp.	300	7,674
BMC Stock Holdings, Inc. (a)	475	9,263
Core-Mark Holding Co., Inc.	206	8,872
Genuine Parts Co.	1,112	106,241
LKQ Corp. (a)	2,100	64,365

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Distributors - 0.1% (Continued)
Pool Corp.	313	$32,658
		229,073
Diversified Consumer Services - 0.1%
2U, Inc. (a) (b)	325	9,799
American Public Education, Inc. (a)	300	7,365
Apollo Education Group, Inc. (a)	1,350	13,365
Ascent Capital Group, Inc. - Class A (a) (b)	200	3,252
Bridgepoint Education, Inc. (a) (b)	500	5,065
Bright Horizons Family Solutions, Inc. (a)	300	21,006
Capella Education Co.	100	8,780
Career Education Corp. (a)	500	5,045
Collectors Universe, Inc.	110	2,335
DeVry Education Group, Inc.	400	12,480
Grand Canyon Education, Inc. (a)	200	11,690
H&R Block, Inc. (b)	1,610	37,014
K12, Inc. (a)	300	5,148
Matthews International Corp. - Class A	100	7,685
Regis Corp. (a)	200	2,904
Service Corp. International	1,250	35,500
ServiceMaster Global Holdings, Inc. (a)	175	6,592
Sotheby's (b)	428	17,060
Weight Watchers International, Inc. (a) (b)	296	3,389
		215,474
Hotels, Restaurants & Leisure - 2.0%
Aramark	450	16,074
BJ's Restaurants, Inc. (a)	300	11,790
Boyd Gaming Corp. (a)	725	14,623
Bravo Brio Restaurant Group, Inc. (a) (b)	1,000	3,800
Brinker International, Inc. (b)	175	8,668
Buffalo Wild Wings, Inc. (a) (b)	66	10,190
Carnival Corp.	3,125	162,688
Cheesecake Factory, Inc. (The)	300	17,964
Chipotle Mexican Grill, Inc. (a) (b)	137	51,693
Choice Hotels International, Inc.	450	25,223
Churchill Downs, Inc.	67	10,080

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Hotels, Restaurants & Leisure - 2.0% (Continued)
Cracker Barrel Old Country Store, Inc. (b)	191	$31,893
Darden Restaurants, Inc.	975	70,902
Domino's Pizza, Inc.	279	44,428
Eldorado Resorts, Inc. (a) (b)	528	8,950
Empire Resorts, Inc. (a) (b)	20	455
Famous Dave's of America, Inc. (a)	200	990
Fiesta Restaurant Group, Inc. (a)	300	8,955
Golden Entertainment, Inc.	100	1,211
Hilton Worldwide Holdings, Inc.	1,050	28,560
Hyatt Hotels Corp. - Class A (a)	300	16,578
ILG, Inc.	541	9,830
International Speedway Corp. - Class A	237	8,722
Jack in the Box, Inc.	236	26,347
Las Vegas Sands Corp. (b)	3,027	161,672
Marcus Corp. (The)	100	3,150
Marriott International, Inc. - Class A	2,604	215,299
Marriott Vacations Worldwide Corp.	155	13,152
McDonald's Corp.	6,521	793,735
MGM Resorts International (a)	3,600	103,788
Monarch Casino & Resort, Inc. (a)	1,600	41,248
Norwegian Cruise Line Holdings Ltd. (a)	325	13,822
Panera Bread Co. - Class A (a)	100	20,509
Papa John's International, Inc. (b)	173	14,805
Pinnacle Entertainment, Inc. (a)	800	11,600
Popeyes Louisiana Kitchen, Inc. (a)	100	6,048
RCI Hospitality Holdings, Inc.	1,500	25,650
Restaurant Brands International, Inc. (b)	4,603	219,379
Royal Caribbean Cruises Ltd. (b)	1,087	89,177
Scientific Games Corp. - Class A (a) (b)	1,500	21,000
SeaWorld Entertainment, Inc.	325	6,152
Six Flags Entertainment Corp.	600	35,976
Sonic Corp.	350	9,279
Speedway Motorsports, Inc.	400	8,668
Starbucks Corp.	10,823	600,893
Texas Roadhouse, Inc.	475	22,914

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Hotels, Restaurants & Leisure - 2.0% (Continued)
Vail Resorts, Inc.	138	$22,261
Wendy's Co. (The)	2,500	33,800
Wyndham Worldwide Corp.	876	66,900
Wynn Resorts Ltd. (b)	721	62,374
Yum China Holdings, Inc. (a)	3,189	83,297
Yum! Brands, Inc.	2,889	182,960
		3,480,122
Household Durables - 0.5%
Beazer Homes USA, Inc. (a)	200	2,660
CalAtlantic Group Inc.	534	18,161
Cavco Industries, Inc. (a)	100	9,985
CSS Industries, Inc.	50	1,354
D.R. Horton, Inc.	2,373	64,854
GoPro, Inc. - Class A (a) (b)	300	2,613
Green Brick Partners, Inc. (a) (b)	45	452
Harman International Industries, Inc.	461	51,245
Helen of Troy Ltd. (a)	219	18,495
Hooker Furniture Corp.	200	7,590
iRobot Corp. (a) (b)	300	17,535
KB Home (b)	375	5,929
La-Z-Boy, Inc.	425	13,196
Leggett & Platt, Inc.	910	44,481
Lennar Corp. - Class A	1,250	53,663
Libbey, Inc.	250	4,865
Lifetime Brands, Inc.	700	12,425
MDC Holdings, Inc.	285	7,302
Meritage Homes Corp. (a)	200	6,960
Mohawk Industries, Inc. (a)	492	98,243
Newell Brands, Inc.	3,715	165,874
NVR, Inc. (a)	40	66,760
Orleans Homebuilders, Inc. (a)	650	0
PulteGroup, Inc.	2,340	43,009
Tempur Sealy International, Inc. (a) (b)	298	20,347
Toll Brothers, Inc. (a) (b)	1,050	32,550
TRI Pointe Group, Inc. (a)	1,100	12,628

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Household Durables - 0.5% (Continued)
Tupperware Brands Corp.	300	$15,786
Universal Electronics, Inc. (a)	200	12,910
Whirlpool Corp.	604	109,788
		921,660
Internet & Direct Marketing Retail - 2.1%
1-800-FLOWERS.COM, Inc. - Class A (a)	300	3,210
Amazon.com, Inc. (a)	3,129	2,346,342
Blue Nile, Inc. (b)	250	10,158
Expedia, Inc.	857	97,081
Gaia, Inc. (a) (b)	600	5,190
HSN, Inc. (b)	118	4,047
Lands' End, Inc. (a) (b)	278	4,212
Liberty Expedia Holdings, Inc. - Series A (a)	381	15,114
Liberty Interactive Corp. QVC Group - Series A (a)	2,725	54,446
Liberty TripAdvisor Holdings, Inc. - Series A (a)	790	11,890
Liberty Ventures - Series A (a)	571	21,053
Netflix, Inc. (a) (b)	2,971	367,810
Nutrisystem, Inc.	300	10,395
Overstock.com, Inc. (a)	300	5,250
Priceline Group, Inc. (The) (a)	408	598,152
Shutterfly, Inc. (a)	100	5,018
TripAdvisor, Inc. (a)	634	29,399
Wayfair, Inc. - Class A (a) (b)	300	10,515
		3,599,282
Leisure Products - 0.1%
Brunswick Corp.	550	29,997
Callaway Golf Co.	500	5,480
Hasbro, Inc. (b)	800	62,232
Marine Products Corp. (b)	700	9,709
Mattel, Inc. (b)	2,555	70,390
Nautilus, Inc. (a) (b)	50	925
Polaris Industries, Inc. (b)	440	36,252
Smith & Wesson Holding Corp. (a) (b)	475	10,013
Vista Outdoor, Inc. (a)	400	14,760
		239,758

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Media - 3.2%
A.H. Belo Corp. - Class A	90	$572
AMC Entertainment Holdings, Inc. - Class A (b)	107	3,604
AMC Networks, Inc. - Class A (a)	356	18,633
CBS Corp. - Class B	2,833	180,235
Charter Communications, Inc. - Class A (a)	1,783	513,361
Cinemark Holdings, Inc.	775	29,729
Clear Channel Outdoor Holdings, Inc. - Class A	1,000	5,050
Comcast Corp. - Class A	17,971	1,240,897
Discovery Communications, Inc. - Series A (a) (b)	1,098	30,096
Discovery Communications, Inc. - Series C (a)	1,298	34,760
DISH Network Corp. - Class A (a)	1,675	97,033
E.W. Scripps Co. (The) - Class A (a) (b)	526	10,168
Entercom Communications Corp. - Class A	250	3,825
Entravision Communications Corp. - Class A	100	700
Gannett Company, Inc.	1,050	10,196
Gray Television, Inc. (a)	1,000	10,850
Interpublic Group of Cos., Inc. (The)	2,722	63,722
John Wiley & Sons, Inc. - Class A	200	10,900
Liberty Braves Group - Series A (a)	360	7,376
Liberty Braves Group - Series C (a)	255	5,250
Liberty Broadband Corp. - Series A (a)	1,525	110,502
Liberty Broadband Corp. - Series C (a)	638	47,257
Liberty Media Group - Series A (a) (b)	600	18,810
Liberty Media Group - Series C (a) (b)	638	19,989
Liberty SiriusXM Group - Series A (a)	2,727	94,136
Liberty SiriusXM Group - Series C (a)	2,554	86,632
Lions Gate Entertainment Corp. - Class A (a) (b)	625	16,813
Lions Gate Entertainment Corp. - Class B (a) (b)	1,032	25,335
Live Nation Entertainment, Inc. (a)	612	16,279
Loral Space & Communications, Inc. (a) (b)	300	12,315
Madison Square Garden Co. (The) - Class A (a)	193	33,101
Media General, Inc. (a)	794	14,951
Meredith Corp.	300	17,745
MSG Networks, Inc. - Class A (a)	581	12,492
National CineMedia, Inc. (b)	500	7,365

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Media - 3.2% (Continued)
New Media Investment Group, Inc.	301	$4,813
New York Times Co. (The) - Class A	1,050	13,965
News Corp. - Class A	2,853	32,695
Omnicom Group, Inc.	1,960	166,816
Regal Entertainment Group - Class A (b)	575	11,845
Salem Media Group, Inc.	100	625
Scholastic Corp.	325	15,434
Scripps Networks Interactive, Inc. - Class A	626	44,678
Sinclair Broadcast Group, Inc. - Class A (b)	425	14,174
Sirius XM Holdings, Inc. (b)	15,600	69,420
TEGNA, Inc.	1,725	36,898
Thomson Reuters Corp. (b)	2,625	114,923
Time Warner, Inc.	6,120	590,763
Time, Inc.	654	11,674
Twenty-First Century Fox, Inc. - Class A	7,363	206,459
Value Line, Inc. (b)	200	3,900
Viacom, Inc. - Class B	2,482	87,118
Walt Disney Co. (The)	11,556	1,204,365
World Wrestling Entertainment, Inc. - Class A (b)	600	11,040
		5,452,284
Multi-Line Retail - 0.4%
Big Lots, Inc. (b)	200	10,042
Burlington Stores, Inc. (a)	300	25,425
Dillard's, Inc. - Class A (b)	347	21,753
Dollar General Corp.	446	33,035
Dollar Tree, Inc. (a)	1,912	147,568
Fred's, Inc. - Class A (b)	700	12,992
J. C. Penney Co., Inc. (a) (b)	2,192	18,216
Kohl's Corp. (b)	1,075	53,084
Macy's, Inc.	2,523	90,349
Nordstrom, Inc. (b)	1,000	47,930
Target Corp.	4,411	318,606
Tuesday Morning Corp. (a)	200	1,080
		780,080

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Specialty Retail - 2.4%
Aaron's, Inc.	400	$12,796
Abercrombie & Fitch Co. - Class A (b)	425	5,100
Advance Auto Parts, Inc.	591	99,950
American Eagle Outfitters, Inc. (b)	1,225	18,583
Ascena Retail Group, Inc. (a)	1,789	11,074
AutoNation, Inc. (a) (b)	525	25,541
AutoZone, Inc. (a) (b)	206	162,697
Barnes & Noble Education, Inc. (a)	347	3,980
Barnes & Noble, Inc.	550	6,133
Bed Bath & Beyond, Inc.	1,125	45,720
Best Buy Co., Inc.	1,625	69,339
Big 5 Sporting Goods Corp.	200	3,470
Buckle, Inc. (The) (b)	350	7,980
Cabela's, Inc. (a) (b)	500	29,275
Caleres, Inc.	425	13,949
CarMax, Inc. (a) (b)	1,380	88,858
Cato Corp. (The) - Class A	300	9,024
Chico's FAS, Inc.	1,300	18,707
Children's Place, Inc. (The) (b)	132	13,325
Citi Trends, Inc.	50	942
Conn's, Inc. (a) (b)	500	6,325
CST Brands, Inc.	679	32,694
Dick's Sporting Goods, Inc.	527	27,984
DSW, Inc. - Class A	550	12,458
Express, Inc. (a)	1,000	10,760
Foot Locker, Inc.	1,025	72,662
GameStop Corp. - Class A (b)	1,025	25,892
Gap, Inc. (The) (b)	1,850	41,514
Group 1 Automotive, Inc. (b)	223	17,381
Guess?, Inc. (b)	400	4,840
Hibbett Sports, Inc. (a) (b)	200	7,460
Home Depot, Inc. (The)	8,948	1,199,747
L Brands, Inc.	1,784	117,459
Lithia Motors, Inc. - Class A	134	12,975
Lowe's Cos., Inc.	6,828	485,606

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Specialty Retail - 2.4% (Continued)
Lumber Liquidators Holdings, Inc. (a) (b)	241	$3,793
Monro Muffler Brake, Inc.	325	18,590
Murphy USA, Inc. (a) (b)	296	18,195
Office Depot, Inc.	3,450	15,594
O'Reilly Automotive, Inc. (a)	750	208,808
Penske Automotive Group, Inc. (b)	350	18,144
Restoration Hardware Holdings, Inc. (a) (b)	116	3,561
Ross Stores, Inc.	2,575	168,920
Sally Beauty Holdings, Inc. (a)	700	18,494
Sears Holdings Corp. (a) (b)	625	5,806
Select Comfort Corp. (a)	188	4,253
Shoe Carnival, Inc. (b)	600	16,188
Signet Jewelers Ltd. (b)	620	58,441
Sonic Automotive, Inc. - Class A	300	6,870
Stage Stores, Inc. (b)	552	2,412
Staples, Inc.	5,675	51,359
Systemax, Inc.	600	5,262
Tailored Brands, Inc.	475	12,136
Tiffany & Co. (b)	735	56,911
TJX Cos., Inc. (The)	4,789	359,798
Tractor Supply Company	1,061	80,434
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	469	119,567
Urban Outfitters, Inc. (a)	800	22,784
Vitamin Shoppe, Inc. (a) (b)	300	7,125
Williams-Sonoma, Inc. (b)	500	24,195
Zumiez, Inc. (a) (b)	300	6,555
		4,036,395
Textiles, Apparel & Luxury Goods - 0.7%
Carter's, Inc.	382	33,001
Coach, Inc.	2,200	77,044
Columbia Sportswear Co.	100	5,830
Crocs, Inc. (a)	1,200	8,232
Deckers Outdoor Corp. (a) (b)	325	18,002
Fossil Group, Inc. (a) (b)	400	10,344
G-III Apparel Group Ltd. (a)	275	8,129

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Discretionary - 12.5% (Continued)
Textiles, Apparel & Luxury Goods - 0.7% (Continued)
Hanesbrands, Inc.	2,995	$64,602
Iconix Brand Group, Inc. (a)	450	4,203
Kate Spade & Co. (a)	700	13,069
Movado Group, Inc. (b)	300	8,625
NIKE, Inc. - Class B	9,699	493,000
Oxford Industries, Inc.	50	3,007
Perry Ellis International, Inc. (a)	100	2,491
PVH Corp.	643	58,024
Ralph Lauren Corp. (b)	406	36,670
Rocky Brands, Inc.	100	1,155
Sequential Brands Group, Inc. (a)	223	1,044
Skechers U.S.A., Inc. - Class A (a)	1,050	25,809
Steven Madden Ltd. (a)	300	10,725
Under Armour, Inc. - Class A (a) (b)	2,725	79,161
Under Armour, Inc. - Class C (a)	1,611	40,549
VF Corp.	2,675	142,711
Wolverine World Wide, Inc.	725	15,914
		1,161,341
Consumer Staples - 8.8%
Beverages - 1.9%
Boston Beer Co., Inc. (The) - Class A (a) (b)	100	16,985
Brown-Forman Corp. - Class B	1,856	83,372
Coca-Cola Co. (The)	30,590	1,268,260
Coca-Cola European Partners plc	2,095	65,783
Constellation Brands, Inc. - Class A	1,362	208,808
Dr Pepper Snapple Group, Inc.	1,397	126,666
MGP Ingredients, Inc. (b)	200	9,996
Molson Coors Brewing Co. - Class B	1,163	113,172
Monster Beverage Corp. (a)	2,996	132,843
PepsiCo, Inc.	11,262	1,178,343
		3,204,228
Food & Staples Retailing - 2.0%
Andersons, Inc. (The)	75	3,353
Casey's General Stores, Inc.	287	34,119
Costco Wholesale Corp.	3,433	549,658

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Staples - 8.8% (Continued)
Food & Staples Retailing - 2.0% (Continued)
CVS Health Corp.	8,374	$660,791
Ingles Markets, Inc. - Class A	150	7,215
Kroger Co. (The)	6,850	236,394
PriceSmart, Inc. (b)	215	17,953
Rite Aid Corp. (a)	8,525	70,246
SpartanNash Co.	400	15,816
Sprouts Farmers Market, Inc. (a) (b)	300	5,676
SUPERVALU, Inc. (a)	2,050	9,574
Sysco Corp.	4,300	238,091
United Natural Foods, Inc. (a)	450	21,474
US Foods Holding Corp. (a)	475	13,053
Walgreen Boots Alliance, Inc.	7,409	613,169
Wal-Mart Stores, Inc.	12,204	843,539
Whole Foods Market, Inc.	2,725	83,821
		3,423,942
Food Products - 1.7%
Alico, Inc.	200	5,430
Archer-Daniels-Midland Co.	4,311	196,797
B&G Foods, Inc.	550	24,090
Blue Buffalo Pet Products, Inc (a)	725	17,429
Bunge Ltd.	1,050	75,852
Cal-Maine Foods, Inc. (b)	18	795
Campbell Soup Co.	1,650	99,776
Conagra Brands, Inc.	3,473	137,357
Darling Ingredients, Inc. (a)	975	12,587
Dean Foods Co. (b)	567	12,349
Flowers Foods, Inc. (b)	1,580	31,553
Fresh Del Monte Produce, Inc.	100	6,063
General Mills, Inc.	4,275	264,067
Hain Celestial Group, Inc. (The) (a)	900	35,127
Hershey Co. (The)	1,250	129,288
Hormel Foods Corp.	2,175	75,712
Ingredion, Inc.	541	67,603
J & J Snack Foods Corp.	70	9,340
J.M. Smucker Co. (The)	952	121,913

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Staples - 8.8% (Continued)
Food Products - 1.7% (Continued)
Kellogg Co.	1,903	$140,270
Kraft Heinz Co. (The)	4,831	421,843
Lamb Weston Holdings, Inc. (a)	1,157	43,792
Lancaster Colony Corp.	112	15,836
McCormick & Co., Inc. - Non-Voting Shares	777	72,517
Mead Johnson Nutrition Co.	1,224	86,610
Mondelēz International, Inc. - Class A	12,246	542,866
Pilgrim's Pride Corp. (b)	650	12,344
Pinnacle Foods, Inc.	375	20,044
Post Holdings, Inc. (a) (b)	438	35,211
Rocky Mountain Chocolate Factory, Inc.	70	713
Sanderson Farms, Inc. (b)	143	13,476
Snyder's-Lance, Inc.	710	27,221
Tootsie Roll Industries, Inc. (b)	27	1,073
TreeHouse Foods, Inc. (a) (b)	385	27,793
Tyson Foods, Inc. - Class A	1,911	117,870
WhiteWave Foods Co. (The) (a)	821	45,648
		2,948,255
Household Products - 1.6%
Church & Dwight Co., Inc.	1,906	84,226
Clorox Co. (The)	950	114,019
Colgate-Palmolive Co.	6,986	457,164
Energizer Holdings, Inc.	592	26,409
HRG Group, Inc. (a)	1,350	21,006
Kimberly-Clark Corp.	2,631	300,250
Procter & Gamble Co. (The)	21,239	1,785,774
WD-40 Co.	45	5,261
		2,794,109
Personal Products - 0.2%
Avon Products, Inc. (a)	2,600	13,104
Coty, Inc. - Class A	3,975	72,782
e.l.f. Beauty Inc (a) (b)	300	8,682
Edgewell Personal Care Co. (a)	446	32,554
Estée Lauder Cos., Inc. (The) - Class A	1,581	120,930
Herbalife Ltd. (a) (b)	650	31,291

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Consumer Staples - 8.8% (Continued)
Personal Products - 0.2% (Continued)
Inter Parfums, Inc.	300	$9,825
Mannatech, Inc.	70	1,421
Nu Skin Enterprises, Inc. - Class A	325	15,529
USANA Health Sciences, Inc. (a) (b)	118	7,222
		313,340
Tobacco - 1.4%
Altria Group, Inc.	15,325	1,036,277
Philip Morris International, Inc.	11,474	1,049,756
Reynolds American, Inc.	6,925	388,077
Vector Group Ltd. (b)	812	18,465
		2,492,575
Energy - 7.0%
Energy Equipment & Services - 1.1%
Archrock, Inc.	812	10,718
Atwood Oceanics, Inc. (b)	600	7,878
Baker Hughes, Inc.	3,095	201,082
Bristow Group, Inc.	200	4,096
CARBO Ceramics, Inc. (a) (b)	150	1,569
Dawson Geophysical Co. (a) (b)	78	627
Diamond Offshore Drilling, Inc. (a) (b)	850	15,045
Dril-Quip, Inc. (a) (b)	145	8,707
Era Group, Inc. (a)	300	5,091
Exterran Corp. (a)	406	9,703
Fairmount Santrol Holdings, Inc. (a) (b)	1,250	14,738
FMC Technologies, Inc. (a)	1,906	67,720
Forum Energy Technologies, Inc. (a)	300	6,600
Geospace Technologies Corp. (a) (b)	226	4,601
Gulf Island Fabrication, Inc.	381	4,534
Halliburton Co.	6,231	337,035
Helix Energy Solutions Group, Inc. (a) (b)	1,000	8,820
Helmerich & Payne, Inc. (b)	550	42,570
Hornbeck Offshore Services, Inc. (a) (b)	500	3,610
Matrix Service Co. (a)	450	10,215
McDermott International, Inc. (a)	1,575	11,639
Nabors Industries Ltd.	1,975	32,390

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Energy - 7.0% (Continued)
Energy Equipment & Services - 1.1% (Continued)
National Oilwell Varco, Inc.	2,961	$110,860
Newpark Resources, Inc. (a)	875	6,563
Oceaneering International, Inc.	500	14,105
Oil States International, Inc. (a)	200	7,800
Patterson-UTI Energy, Inc. (b)	1,100	29,612
Pioneer Energy Services Corp. (a)	675	4,624
Rowan Cos. plc - Class A (a)	900	17,001
RPC, Inc. (b)	587	11,628
Schlumberger Ltd.	10,103	848,148
Superior Energy Services, Inc. (b)	1,131	19,091
TETRA Technologies, Inc. (a)	850	4,267
Trico Marine Services, Inc. (a)	1,600	0
Unit Corp. (a)	500	13,435
		1,896,122
Oil, Gas & Consumable Fuels - 5.9%
Alon USA Energy, Inc.	250	2,845
Anadarko Petroleum Corp.	4,189	292,099
Antero Resources Corp. (a)	800	18,920
Apache Corp.	2,913	184,888
Arch Coal, Inc. - Class A (a) (b)	163	12,722
Bill Barrett Corp. (a)	400	2,796
BP Prudhoe Bay Royalty Trust	300	7,125
Cabot Oil & Gas Corp.	3,325	77,672
California Resources Corp. (a)	472	10,049
Callon Petroleum Co. (a)	1,500	23,055
Carrizo Oil & Gas, Inc. (a)	400	14,940
Cheniere Energy, Inc. (a) (b)	1,925	79,753
Chesapeake Energy Corp. (a) (b)	6,875	48,263
Chevron Corp.	14,824	1,744,784
Cimarex Energy Co.	696	94,586
Clayton Williams Energy, Inc. (a) (b)	113	13,476
Concho Resources, Inc. (a) (b)	928	123,053
ConocoPhillips	9,717	487,210
CONSOL Energy, Inc.	1,650	30,080
Continental Resources, Inc. (a) (b)	830	42,778

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Energy - 7.0% (Continued)
Oil, Gas & Consumable Fuels - 5.9% (Continued)
Cross Timbers Royalty Trust	200	$3,594
Delek US Holdings, Inc.	175	4,212
Devon Energy Corp.	4,066	185,694
Diamondback Energy, Inc. (a)	535	54,067
Enbridge Energy Management, LLC (a)	861	22,300
Energen Corp. (a)	490	28,258
EnLink Midstream, LLC (b)	1,550	29,528
EOG Resources, Inc.	4,171	421,688
EQT Corp.	1,260	82,404
Exxon Mobil Corp.	32,562	2,939,045
Green Plains, Inc. (b)	300	8,355
Gulfport Energy Corp. (a)	900	19,476
Hess Corp.	2,324	144,762
HollyFrontier Corp. (b)	1,158	37,936
Kinder Morgan, Inc.	10,135	209,896
Laredo Petroleum, Inc. (a)	800	11,312
Marathon Oil Corp.	6,297	109,001
Marathon Petroleum Corp.	4,006	201,702
Matador Resources Co. (a) (b)	375	9,660
Murphy Oil Corp. (b)	1,025	31,908
Newfield Exploration Co. (a)	1,525	61,763
Noble Energy, Inc.	2,812	107,025
Oasis Petroleum, Inc. (a)	1,375	20,818
Occidental Petroleum Corp.	6,000	427,380
ONEOK, Inc.	1,525	87,550
Pacific Ethanol, Inc. (a) (b)	1	10
Parsley Energy, Inc. - Class A (a)	950	33,478
PBF Energy, Inc. - Class A (b)	625	17,425
PDC Energy, Inc. (a)	375	27,218
Phillips 66	3,474	300,188
Pioneer Natural Resources Co.	1,321	237,872
QEP Resources, Inc. (a)	1,750	32,218
Range Resources Corp.	1,339	46,008
Renewable Energy Group, Inc. (a) (b)	109	1,057
Rice Energy, Inc. (a)	1,425	30,424

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Energy - 7.0% (Continued)
Oil, Gas & Consumable Fuels - 5.9% (Continued)
RSP Permian, Inc. (a)	600	$26,772
Sanchez Energy Corp. (a) (b)	325	2,935
SemGroup Corp. - Class A	450	18,788
Ship Finance International Ltd. (b)	1,000	14,850
SM Energy Co.	450	15,516
Southwestern Energy Co. (a)	3,325	35,977
Spectra Energy Corp.	5,441	223,571
Synergy Resources Corp. (a) (b)	1,175	10,469
Targa Resources Corp.	1,255	70,368
Teekay Corp. (b)	775	6,223
Tesoro Corp.	944	82,553
Valero Energy Corp.	3,514	240,076
Western Refining, Inc.	540	20,439
Westmoreland Coal Co. (a)	300	5,301
Whiting Petroleum Corp. (a)	1,922	23,102
Williams Cos., Inc. (The)	5,250	163,485
World Fuel Services Corp.	475	21,807
WPX Energy, Inc. (a)	2,675	38,975
		10,317,533
Financials - 15.8%
Banks - 7.1%
Ameris Bancorp	300	13,080
Associated Banc-Corp	1,200	29,640
Bancorp, Inc. (The) (a)	50	393
BancorpSouth, Inc.	675	20,959
Bank of America Corp.	80,198	1,772,375
Bank of Hawaii Corp. (b)	303	26,873
Bank of the Ozarks, Inc. (b)	765	40,231
BankUnited, Inc.	375	14,134
Banner Corp.	300	16,743
BB&T Corp.	6,440	302,809
BNC Bancorp	400	12,760
BOK Financial Corp. (b)	169	14,034
Boston Private Financial Holdings, Inc.	1,000	16,550
Bridge Bancorp, Inc. (b)	300	11,370

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Banks - 7.1% (Continued)
Camden National Corp.	150	$6,668
Capital Bank Financial Corp. - Class A	30	1,178
Capital City Bank Group, Inc. (b)	350	7,168
Cardinal Financial Corp.	100	3,279
Cathay General Bancorp	463	17,608
Central Pacific Financial Corp.	300	9,426
Chemical Financial Corp.	500	27,085
CIT Group, Inc.	1,650	70,422
Citigroup, Inc.	22,615	1,344,008
Citizens Financial Group, Inc.	1,675	59,680
CoBiz Financial, Inc.	750	12,668
Columbia Banking System, Inc.	576	25,736
Comerica, Inc.	1,083	73,763
Commerce Bancshares, Inc.	689	39,820
Community Bank System, Inc.	200	12,358
Community Trust Bancorp, Inc.	110	5,456
Cullen/Frost Bankers, Inc. (b)	432	38,115
CVB Financial Corp.	1,000	22,930
Eagle Bancorp, Inc. (a)	300	18,285
East West Bancorp, Inc.	1,025	52,101
Enterprise Financial Services Corp.	50	2,150
F.N.B. Corp.	1,650	26,450
Fifth Third Bancorp	5,776	155,779
Financial Institutions, Inc.	1,200	41,040
First BanCorp. (a)	2,516	16,631
First Bancorp/NC	300	8,142
First Busey Corp.	325	10,004
First Citizens BancShares, Inc. - Class A	50	17,750
First Commonwealth Financial Corp.	800	11,344
First Community Bancshares, Inc.	425	12,810
First Financial Bancorp	575	16,359
First Financial Bankshares, Inc. (b)	300	13,560
First Financial Corp.	100	5,280
First Hawaiian, Inc. (b)	300	10,446
First Horizon National Corp. (b)	1,583	31,676

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Banks - 7.1% (Continued)
First Interstate BancSystem, Inc. - Class A	300	$12,765
First Merchants Corp.	425	16,001
First Midwest Bancorp, Inc.	800	20,184
First Republic Bank	150	13,821
Fulton Financial Corp.	1,250	23,500
Glacier Bancorp, Inc.	550	19,927
Great Western Bancorp, Inc.	300	13,077
Guaranty Bancorp	200	4,840
Hancock Holding Co.	500	21,550
Hanmi Financial Corp.	369	12,878
Heartland Financial USA, Inc.	300	14,400
Heritage Commerce Corp.	50	722
Hilltop Holdings, Inc.	550	16,390
Home BancShares, Inc.	1,250	34,713
Hope Bancorp, Inc.	1,092	23,904
Huntington Bancshares, Inc.	7,772	102,746
IBERIABANK Corp.	375	31,406
Independent Bank Corp.	300	21,135
International Bancshares Corp.	400	16,320
Investors Bancorp, Inc.	1,325	18,484
JPMorgan Chase & Co.	28,098	2,424,575
KeyCorp	8,801	160,794
Lakeland Financial Corp.	300	14,208
LegacyTexas Financial Group, Inc.	375	16,148
M&T Bank Corp.	1,067	166,911
MainSource Financial Group, Inc.	300	10,320
MB Financial, Inc.	540	25,504
NBT Bancorp, Inc.	200	8,376
OFG Bancorp (b)	432	5,659
Old National Bancorp	950	17,243
Old Second Bancorp, Inc.	400	4,420
Pacific Premier Bancorp, Inc. (a)	300	10,605
PacWest Bancorp	817	44,477
Park National Corp.	87	10,410
People's United Financial, Inc. (b)	2,322	44,954

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Banks - 7.1% (Continued)
Pinnacle Financial Partners, Inc.	350	$24,255
PNC Financial Services Group, Inc. (The)	3,820	446,787
Popular, Inc.	782	34,267
Preferred Bank	200	10,484
PrivateBancorp, Inc.	697	37,770
Prosperity Bancshares, Inc.	500	35,890
Regions Financial Corp.	9,081	130,403
Renasant Corp.	400	16,888
Republic Bancorp, Inc. - Class A	315	12,455
S&T Bancorp, Inc.	350	13,664
Sandy Spring Bancorp, Inc.	300	11,997
Seacoast Banking Corp. of Florida (a)	150	3,309
Signature Bank (a)	387	58,127
Simmons First National Corp. - Class A	200	12,430
South State Corp.	180	15,732
Southside Bancshares, Inc.	331	12,459
Southwest Bancorp, Inc.	50	1,450
Sterling Bancorp	1,113	26,044
Stock Yards Bancorp, Inc.	300	14,085
Suffolk Bancorp	50	2,141
Sun Bancorp, Inc.	164	4,264
SunTrust Banks, Inc.	3,330	182,651
SVB Financial Group (a)	367	62,999
Synovus Financial Corp.	947	38,903
TCF Financial Corp.	1,500	29,385
Texas Capital Bancshares, Inc. (a)	384	30,106
Tompkins Financial Corp.	105	9,927
TowneBank	553	18,387
TriCo Bancshares	109	3,726
Trustmark Corp.	425	15,151
U.S. Bancorp	12,784	656,713
UMB Financial Corp.	243	18,740
Umpqua Holdings Corp.	1,500	28,170
Union Bankshares Corp.	275	9,829
United Bankshares, Inc. (b)	482	22,293

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Banks - 7.1% (Continued)
United Community Banks, Inc.	474	$14,040
United Community Financial Corp.	317	2,834
United Security Bancshares (a)	403	3,123
Valley National Bancorp	2,225	25,899
Washington Trust Bancorp, Inc.	100	5,605
Webster Financial Corp.	675	36,639
Wells Fargo & Co.	36,042	1,986,274
WesBanco, Inc.	350	15,071
Westamerica Bancorp. (b)	83	5,223
Western Alliance Bancorp (a)	850	41,404
Wintrust Financial Corp.	425	30,842
Yadkin Financial Corp.	375	12,848
Zions Bancorp.	1,480	63,699
		12,217,875
Capital Markets - 2.5%
Actua Corp. (a)	100	1,400
Affiliated Managers Group, Inc. (a)	428	62,188
American Capital Ltd. (a) (b)	1,875	33,600
Ameriprise Financial, Inc.	1,275	141,449
Apollo Investment Corp.	2,675	15,676
Ares Capital Corp. (b)	2,750	45,348
Arlington Asset Investment Corp. - Class A (b)	4	59
Artisan Partners Asset Management, Inc. - Class A	300	8,925
Ashford, Inc. (a)	6	265
Bank of New York Mellon Corp. (The)	8,488	402,160
BGC Partners, Inc. - Class A	2,300	23,529
BlackRock, Inc.	1,042	396,522
Charles Schwab Corp. (The)	9,189	362,690
Cohen & Steers, Inc. (b)	50	1,680
Donnelley Financial Solutions, Inc. (a)	159	3,654
E*TRADE Financial Corp. (a)	2,078	72,003
Eaton Vance Corp.	850	35,598
Ellington Financial, LLC	425	6,596
Evercore Partners, Inc. - Class A	350	24,045
Federated Investors, Inc. - Class B	700	19,796

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Capital Markets - 2.5% (Continued)
Fifth Street Finance Corp.	1,750	$9,398
Financial Engines, Inc.	225	8,269
Franklin Resources, Inc.	3,221	127,487
FS Investment Corp. (b)	2,700	27,810
Goldman Sachs Group, Inc. (The)	2,988	715,476
Golub Capital BDC, Inc.	475	8,735
Greenhill & Co., Inc.	300	8,310
Hercules Capital, Inc.	775	10,935
HFF, Inc. - Class A	375	11,344
Interactive Brokers Group, Inc. - Class A (b)	500	18,255
INTL FCStone, Inc. (a)	500	19,800
Invesco Ltd.	3,400	103,156
Investment Technology Group, Inc.	1,000	19,740
Janus Capital Group, Inc. (b)	1,425	18,910
Legg Mason, Inc.	750	22,433
LPL Financial Holdings, Inc.	200	7,042
Main Street Capital Corp.	475	17,466
Moody's Corp.	1,359	128,113
Morgan Stanley	12,175	514,393
Morningstar, Inc.	207	15,227
New Mountain Finance Corp. (b)	650	9,165
Northern Trust Corp.	1,875	166,969
NorthStar Asset Management Group, Inc.	1,428	21,306
Oaktree Capital Group, LLC	1,100	41,250
Prospect Capital Corp. (b)	3,375	28,181
Pzena Investment Management, Inc. - Class A	2,077	23,075
Raymond James Financial, Inc.	925	64,075
SEI Investments Co.	975	48,126
Solar Capital Ltd.	500	10,410
State Street Corp.	3,029	235,414
Stifel Financial Corp. (a)	340	16,983
T. Rowe Price Group, Inc.	2,028	152,627
TD Ameritrade Holding Corp.	2,353	102,591
Triangle Capital Corp. (b)	350	6,419
Virtus Investment Partners, Inc.	48	5,666

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Capital Markets - 2.5% (Continued)
Waddell & Reed Financial, Inc. - Class A (b)	525	$10,243
WisdomTree Investments, Inc. (b)	750	8,355
		4,420,337
Consumer Finance - 0.9%
Ally Financial, Inc.	4,200	79,884
American Express Co.	6,028	446,553
Capital One Financial Corp.	3,584	312,668
Credit Acceptance Corp. (a) (b)	112	24,361
Discover Financial Services	3,075	221,677
Encore Capital Group, Inc. (a)	200	5,730
Enova International, Inc. (a)	297	3,727
EZCORP, Inc. - Class A (a)	1,000	10,650
First Data Corp. - Class A (a) (b)	1,825	25,897
FirstCash, Inc.	221	10,387
Green Dot Corp. - Class A (a)	550	12,953
Navient Corp.	2,050	33,682
Nelnet, Inc. - Class A	325	16,494
OneMain Holdings, Inc. (a) (b)	300	6,642
PRA Group, Inc. (a)	300	11,730
SLM Corp. (a)	2,500	27,550
Synchrony Financial	6,475	234,848
World Acceptance Corp. (a) (b)	100	6,428
		1,491,861
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. - Class B (a)	15,617	2,545,258
CBOE Holdings, Inc. (b)	100	7,389
CME Group, Inc.	2,338	269,688
IHS Markit Ltd. (a)	2,468	87,392
Intercontinental Exchange, Inc.	4,700	265,174
Leucadia National Corp.	2,732	63,519
MarketAxess Holdings, Inc.	250	36,730
MSCI, Inc.	641	50,498
Nasdaq, Inc.	1,025	68,798
PHH Corp. (a)	573	8,687
S&p Global, Inc.	2,012	216,370

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Diversified Financial Services - 2.1% (Continued)
Voya Financial, Inc.	1,575	$61,772
		3,681,275
Insurance - 2.7%
Aflac, Inc.	3,100	215,760
Alleghany Corp. (a)	127	77,231
Allstate Corp. (The)	2,775	205,683
American Equity Investment Life Holding Co.	625	14,088
American Financial Group, Inc.	546	48,114
American International Group, Inc.	7,550	493,090
American National Insurance Co.	181	22,554
AmTrust Financial Services, Inc.	664	18,180
Arch Capital Group Ltd. (a)	619	53,414
Argo Group International Holdings Ltd.	63	4,152
Arthur J. Gallagher & Co.	1,225	63,651
Aspen Insurance Holdings Ltd.	350	19,250
Assurant, Inc.	444	41,230
Assured Guaranty Ltd.	1,075	40,603
Axis Capital Holdings Ltd.	475	31,003
Berkley (W.R.) Corp.	687	45,692
Brown & Brown, Inc.	900	40,374
Chubb Ltd.	1,487	196,462
Cincinnati Financial Corp.	1,135	85,976
CNA Financial Corp.	300	12,450
CNO Financial Group, Inc.	1,100	21,065
Crawford & Co. - Class B (b)	200	2,512
Donegal Group, Inc. - Class A	1,100	19,228
eHealth, Inc. (a)	175	1,864
Employers Holdings, Inc.	375	14,850
Endurance Specialty Holdings Ltd.	474	43,798
Enstar Group Ltd. (a)	120	23,724
Erie Indemnity Co. - Class A	174	19,566
Everest Re Group Ltd.	226	48,906
FBL Financial Group, Inc. - Class A	300	23,445
Federated National Holding Co.	200	3,738
First American Financial Corp.	827	30,293

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Insurance - 2.7% (Continued)
FNF Group	2,259	$76,716
Genworth Financial, Inc. - Class A (a)	3,550	13,526
Hallmark Financial Services, Inc. (a)	100	1,163
Hanover Insurance Group, Inc. (The)	300	27,303
Hartford Financial Services Group, Inc. (The)	2,675	127,464
Horace Mann Educators Corp.	375	16,050
Kemper Corp.	300	13,290
Lincoln National Corp.	1,600	106,032
Loews Corp.	2,625	122,929
Maiden Holdings Ltd.	675	11,779
Markel Corp. (a)	138	124,821
Marsh & McLennan Cos., Inc.	3,995	270,022
MBIA, Inc. (a)	925	9,898
Mercury General Corp.	300	18,063
MetLife, Inc.	7,321	394,528
National General Holdings Corp.	525	13,120
Navigators Group, Inc. (The)	100	11,775
Old Republic International Corp.	2,161	41,059
OneBeacon Insurance Group Ltd. - Class A	600	9,630
Primerica, Inc.	300	20,745
Principal Financial Group, Inc.	2,150	124,399
ProAssurance Corp.	230	12,926
Progressive Corp. (The)	4,475	158,863
Prudential Financial, Inc.	3,377	351,410
Reinsurance Group of America, Inc.	454	57,127
RenaissanceRe Holdings Ltd.	290	39,504
RLI Corp.	425	26,830
Selective Insurance Group, Inc.	300	12,915
State Auto Financial Corp.	400	10,724
Stewart Information Services Corp.	300	13,824
Torchmark Corp.	900	66,384
Travelers Cos., Inc. (The)	2,231	273,118
United Fire Group, Inc.	300	14,751
Unum Group	1,707	74,989
Validus Holdings Ltd.	483	26,570

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Insurance - 2.7% (Continued)
Willis Towers Watson plc	500	$61,140
		4,737,333
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
AGNC Investment Corp. (b)	2,500	45,324
Altisource Residential Corp.	33	364
Annaly Capital Management, Inc. (b)	6,939	69,181
Anworth Mortgage Asset Corp.	1,500	7,755
Apollo Commercial Real Estate Finance, Inc. (b)	600	9,972
Arbor Realty Trust, Inc.	200	1,492
Blackstone Mortgage Trust, Inc. - Class A	900	27,063
Brixmor Property Group, Inc.	2,575	62,881
Capstead Mortgage Corp.	700	7,133
Chimera Investment Corp.	1,455	24,764
Colony Capital, Inc. - Class A (b)	825	16,706
CYS Investments, Inc.	1,575	12,175
Drive Shack, Inc. (b)	695	2,613
Education Realty Trust, Inc. (b)	633	26,776
Four Corners Property Trust, Inc.	444	9,111
Healthcare Trust of America, Inc. - Class A	1,025	29,838
Invesco Mortgage Capital, Inc.	1,000	14,600
MFA Financial, Inc.	2,250	17,168
MTGE Investment Corp.	575	9,028
New Residential Investment Corp.	1,400	22,008
New York REIT, Inc.	2,000	20,240
PennyMac Mortgage Investment Trust	775	12,687
Physicians Realty Trust	900	17,064
Redwood Trust, Inc.	450	6,845
Resource Capital Corp. (b)	50	417
Starwood Property Trust, Inc.	1,825	40,059
Two Harbors Investment Corp.	2,425	21,146
		534,410
Thrifts & Mortgage Finance - 0.2%
Astoria Financial Corp.	700	13,055
BankFinancial Corp. (b)	700	10,374
Beneficial Bancorp, Inc.	549	10,102

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Financials - 15.8% (Continued)
Thrifts & Mortgage Finance - 0.2% (Continued)
Berkshire Hills Bancorp, Inc.	300	$11,055
BFC Financial Corp. - Class A	22	105
BofI Holding, Inc. (a) (b)	672	19,186
Brookline Bancorp, Inc.	500	8,200
Capitol Federal Financial, Inc.	1,000	16,460
Charter Financial Corp.	498	8,302
Federal Home Loan Mortgage Corp. (a)	5,800	21,692
Federal National Mortgage Association (a)	10,325	40,267
HomeStreet, Inc. (a)	300	9,480
Impac Mortgage Holdings, Inc. (a) (b)	85	1,192
Kearny Financial Corp. (b)	828	12,875
LendingTree, Inc. (a) (b)	90	9,122
Meta Financial Group, Inc.	100	10,290
MGIC Investment Corp. (a)	1,500	15,285
New York Community Bancorp, Inc.	3,662	58,261
Northwest Bancshares, Inc.	875	15,776
Oritani Financial Corp.	400	7,500
Provident Financial Services, Inc.	600	16,980
Radian Group, Inc.	1,445	25,981
TFS Financial Corp.	525	9,996
TrustCo Bank Corp.	1,208	10,570
United Financial Bancorp, Inc.	542	9,843
Washington Federal, Inc.	733	25,179
Western New England Bancorp, Inc.	200	1,870
WSFS Financial Corp.	300	13,905
		412,903
Health Care - 12.5%
Biotechnology - 2.7%
AbbVie, Inc.	11,400	713,868
ACADIA Pharmaceuticals, Inc. (a) (b)	625	18,025
Acorda Therapeutics, Inc. (a) (b)	375	7,050
Agios Pharmaceuticals, Inc. (a) (b)	300	12,519
Alder Biopharmaceuticals, Inc. (a) (b)	300	6,240
Alexion Pharmaceuticals, Inc. (a)	1,449	177,285
Alkermes plc (a)	1,000	55,580

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Biotechnology - 2.7% (Continued)
Alnylam Pharmaceuticals, Inc. (a) (b)	413	$15,463
AMAG Pharmaceuticals, Inc. (a) (b)	100	3,480
Amgen, Inc.	5,213	762,192
Amicus Therapeutics, Inc. (a) (b)	1,225	6,088
ARIAD Pharmaceuticals, Inc. (a) (b)	1,775	22,081
Array BioPharma, Inc. (a) (b)	1,175	10,328
Biogen, Inc. (a)	1,532	434,445
BioMarin Pharmaceutical, Inc. (a)	1,096	90,793
Bluebird Bio, Inc. (a) (b)	286	17,646
Celgene Corp. (a)	6,153	712,210
Chimerix, Inc. (a)	300	1,380
Clovis Oncology, Inc. (a) (b)	300	13,326
Dynavax Technologies Corp. (a) (b)	425	1,679
Emergent BioSolutions, Inc. (a)	293	9,622
Exact Sciences Corp. (a) (b)	775	10,354
Exelixis, Inc. (a)	1,875	27,956
Genomic Health, Inc. (a)	200	5,878
Gilead Sciences, Inc.	10,467	749,541
Halozyme Therapeutics, Inc. (a) (b)	750	7,410
Incyte Corp. (a)	1,443	144,690
Intercept Pharmaceuticals, Inc. (a) (b)	137	14,885
Intrexon Corp. (a) (b)	400	9,720
Ionis Pharmaceuticals, Inc. (a) (b)	700	33,481
Ironwood Pharmaceuticals, Inc. (a) (b)	1,000	15,290
Keryx Biopharmaceuticals, Inc. (a) (b)	975	5,714
Kite Pharma, Inc. (a) (b)	300	13,452
Ligand Pharmaceuticals, Inc. (a) (b)	164	16,664
Momenta Pharmaceuticals, Inc. (a)	200	3,010
Myriad Genetics, Inc. (a) (b)	450	7,502
Neurocrine Biosciences, Inc. (a)	500	19,350
NewLink Genetics Corp. (a) (b)	300	3,084
Ophthotech Corp. (a) (b)	300	1,449
OPKO Health, Inc. (a) (b)	3,000	27,900
Portola Pharmaceuticals, Inc. (a) (b)	300	6,732
Progenics Pharmaceuticals, Inc. (a) (b)	800	6,912

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Biotechnology - 2.7% (Continued)
Puma Biotechnology, Inc. (a)	254	$7,798
Regeneron Pharmaceuticals, Inc. (a)	569	208,874
Repligen Corp. (a)	300	9,246
Sage Therapeutics, Inc. (a)	300	15,318
Sarepta Therapeutics, Inc. (a)	400	10,972
Seattle Genetics, Inc. (a) (b)	625	32,981
TESARO, Inc. (a)	174	23,400
Ultragenyx Pharmaceutical, Inc. (a) (b)	207	14,554
United Therapeutics Corp. (a) (b)	288	41,308
Vertex Pharmaceuticals, Inc. (a)	1,608	118,461
ZIOPHARM Oncology, Inc. (a) (b)	64	342
		4,705,528
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	12,175	467,641
ABIOMED, Inc. (a)	250	28,170
Alere, Inc. (a)	550	21,434
Align Technology, Inc. (a)	554	53,256
Analogic Corp.	130	10,784
Anika Therapeutics, Inc. (a)	500	24,480
Baxter International, Inc.	4,563	202,323
Becton, Dickinson and Co.	1,625	269,019
Boston Scientific Corp. (a)	8,664	187,402
C.R. Bard, Inc.	545	122,440
Cantel Medical Corp.	200	15,750
Cardiovascular Systems, Inc. (a)	325	7,868
CONMED Corp.	300	13,251
Cooper Cos., Inc. (The)	300	52,479
Cynosure, Inc. - Class A (a)	91	4,150
Danaher Corp.	4,700	365,847
DENTSPLY SIRONA, Inc.	1,852	106,916
DexCom, Inc. (a)	598	35,701
Edwards Lifesciences Corp. (a)	1,573	147,390
Endologix, Inc. (a) (b)	700	4,004
Haemonetics Corp. (a)	250	10,050
Halyard Health, Inc. (a)	297	10,983

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Health Care Equipment & Supplies - 2.1% (Continued)
Hill-Rom Holdings, Inc.	300	$16,842
Hologic, Inc. (a)	2,077	83,329
ICU Medical, Inc. (a)	100	14,735
IDEXX Laboratories, Inc. (a)	710	83,262
Insulet Corp. (a) (b)	175	6,594
Integer Holdings Corp. (a)	300	8,835
Integra LifeSciences Holdings Corp. (a) (b)	189	16,214
Intuitive Surgical, Inc. (a)	265	168,055
LivaNova plc (a) (b)	300	13,491
Masimo Corp. (a)	300	20,220
Meridian Bioscience, Inc.	375	6,638
MGC Diagnostics Corp. (a)	600	4,500
Natus Medical, Inc. (a)	375	13,050
Neogen Corp. (a)	350	23,100
Nevro Corp. (a) (b)	300	21,798
NuVasive, Inc. (a)	400	26,944
Nuvectra Corp. (a)	100	503
NxStage Medical, Inc. (a)	450	11,795
Quidel Corp. (a)	300	6,426
ResMed, Inc. (b)	800	49,640
SeaSpine Holdings Corp. (a)	100	790
Spectranetics Corp. (The) (a) (b)	475	11,638
St. Jude Medical, Inc.	2,137	171,366
STERIS plc	350	23,587
Stryker Corp.	2,529	302,999
Teleflex, Inc.	300	48,345
Varian Medical Systems, Inc. (a)	707	63,474
West Pharmaceutical Services, Inc.	505	42,839
Wright Medical Group N.V. (a) (b)	773	17,764
Zimmer Biomet Holdings, Inc.	1,675	172,860
		3,612,971
Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc. (a) (b)	775	25,653
Aetna, Inc.	2,939	364,464
Air Methods Corp. (a) (b)	300	9,555

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Health Care Providers & Services - 2.4% (Continued)
Alliance HealthCare Services, Inc. (a)	140	$1,344
Amedisys, Inc. (a)	201	8,569
AmerisourceBergen Corp.	1,245	97,347
AMN Healthcare Services, Inc. (a)	250	9,613
Anthem, Inc.	2,160	310,543
Brookdale Senior Living, Inc. (a)	1,294	16,071
Capital Senior Living Corp. (a)	100	1,605
Cardinal Health, Inc.	2,348	168,986
Centene Corp. (a)	1,333	75,328
Chemed Corp.	136	21,816
Cigna Corp.	2,108	281,186
Community Health Systems, Inc. (a)	832	4,651
DaVita, Inc. (a)	1,333	85,579
Ensign Group, Inc. (The)	600	13,326
Express Scripts Holding Co. (a)	4,536	312,030
Hanger, Inc. (a) (b)	350	4,025
HCA Holdings, Inc. (a)	200	14,804
HealthSouth Corp.	650	26,806
Henry Schein, Inc. (a)	545	82,682
HMS Holdings Corp. (a)	925	16,798
Humana, Inc.	1,094	223,209
Kindred Healthcare, Inc.	587	4,608
Laboratory Corp. of America Holdings (a)	770	98,853
LHC Group, Inc. (a)	600	27,420
LifePoint Hospitals, Inc. (a)	265	15,052
Magellan Health, Inc. (a)	100	7,525
McKesson Corp.	1,699	238,625
MEDNAX, Inc. (a) (b)	600	39,996
Molina Healthcare, Inc. (a)	300	16,278
Owens & Minor, Inc.	575	20,292
Patterson Cos., Inc. (b)	575	23,592
PharMerica Corp. (a)	381	9,582
Premier, Inc. - Class A (a)	350	10,626
Providence Service Corp. (The) (a)	200	7,610
Quest Diagnostics, Inc.	977	89,786

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Health Care Providers & Services - 2.4% (Continued)
Quorum Health Corp. (a)	208	$1,512
Select Medical Holdings Corp. (a)	1,250	16,563
Surgical Care Affiliates, Inc. (a)	300	13,881
Team Health Holdings, Inc. (a)	375	16,294
Tenet Healthcare Corp. (a)	631	9,364
UnitedHealth Group, Inc.	7,072	1,131,802
Universal American Corp. (a) (b)	500	4,975
Universal Health Services, Inc. - Class B	662	70,424
VCA, Inc. (a)	525	36,041
WellCare Health Plans, Inc. (a)	329	45,099
		4,131,790
Health Care Services - 0.0% (c)
Envision Healthcare Corp. (a) (b)	575	36,417

Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	1,825	18,633
athenahealth, Inc. (a) (b)	192	20,193
Cerner Corp. (a)	2,500	118,424
Computer Programs & Systems, Inc. (b)	100	2,360
Cotiviti Holdings, Inc. (a) (b)	300	10,320
Medidata Solutions, Inc. (a)	425	21,110
Omnicell, Inc. (a)	375	12,713
Quality Systems, Inc.	575	7,561
Simulations Plus, Inc.	600	5,790
Veeva Systems, Inc. - Class A (a)	725	29,508
		246,612
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	2,496	113,717
Albany Molecular Research, Inc. (a) (b)	700	13,132
Bio-Rad Laboratories, Inc. - Class A (a)	199	36,274
Bio-Techne Corp.	232	23,857
Bruker Corp.	725	15,356
Cambrex Corp. (a)	350	18,883
Charles River Laboratories International, Inc. (a)	346	26,362
Illumina, Inc. (a)	852	109,089

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Life Sciences Tools & Services - 0.7% (Continued)
Mettler-Toledo International, Inc. (a)	200	$83,712
PAREXEL International Corp. (a) (b)	300	19,716
PerkinElmer, Inc.	792	41,303
PRA Health Sciences, Inc. (a)	300	16,536
Quintiles IMS Holdings, Inc. (a)	1,067	81,130
Thermo Fisher Scientific, Inc.	3,135	442,348
VWR Corp. (a)	625	15,644
Waters Corp. (a)	644	86,547
		1,143,606
Pharmaceuticals - 4.5%
Akorn, Inc. (a) (b)	600	13,098
Allergan plc (a)	2,945	618,479
Bristol-Myers Squibb Co.	13,125	767,025
Catalent, Inc. (a)	550	14,828
Depomed, Inc. (a) (b)	675	12,164
Dermira, Inc. (a)	300	9,099
Eli Lilly & Co.	7,676	564,570
Endo International plc (a) (b)	922	15,185
Horizon Pharma plc (a)	1,125	18,203
Impax Laboratories, Inc. (a)	650	8,613
Innoviva, Inc. (a) (b)	1,000	10,700
Johnson & Johnson	21,363	2,461,230
Lannett Co., Inc. (a) (b)	300	6,615
Medicines Co. (The) (a) (b)	350	11,879
Merck & Co., Inc.	21,655	1,274,830
Mylan N.V. (a)	3,675	140,201
Nektar Therapeutics (a)	950	11,657
Pacira Pharmaceuticals, Inc. (a)	375	12,113
Paratek Pharmaceuticals, Inc. (a)	6	92
Pfizer, Inc.	48,162	1,564,301
Prestige Brands Holdings, Inc. (a)	350	18,235
Shire plc - ADR (b)	920	156,750
Tetraphase Pharmaceuticals, Inc. (a)	300	1,209
TherapeuticsMD, Inc. (a) (b)	1,275	7,357

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Health Care - 12.5% (Continued)
Pharmaceuticals - 4.5% (Continued)
Zoetis, Inc.	950	$50,854
		7,769,287
Industrials - 10.7%
Aerospace & Defense - 2.2%
AAR Corp.	300	9,915
AdvanSix, Inc. (a)	250	5,535
Aerojet Rocketdyne Holdings, Inc. (a)	500	8,975
Arconic, Inc.	3,490	64,705
Astronics Corp. (a)	300	10,152
Astronics Corp. - Class B (a)	96	3,235
B/E Aerospace, Inc.	834	50,198
Boeing Co. (The)	4,481	697,602
BWX Technologies, Inc.	912	36,206
Cubic Corp.	300	14,385
Curtiss-Wright Corp.	300	29,508
DigitalGlobe, Inc. (a)	450	12,893
Engility Holdings, Inc. (a)	179	6,032
Esterline Technologies Corp. (a)	190	16,948
General Dynamics Corp.	1,870	322,874
HEICO Corp. - Class A	350	23,765
Hexcel Corp.	750	38,580
Huntington Ingalls Industries, Inc.	319	58,757
KLX, Inc. (a)	317	14,300
Kratos Defense & Security Solutions, Inc. (a) (b)	10	74
L-3 Technologies, Inc.	612	93,091
LMI Aerospace, Inc. (a) (b)	100	862
Lockheed Martin Corp.	2,103	525,624
Moog, Inc. - Class A (a)	300	19,704
Northrop Grumman Corp.	1,367	317,937
Orbital ATK, Inc.	423	37,110
Raytheon Co.	2,306	327,452
Rockwell Collins, Inc. (b)	924	85,710
Spirit AeroSystems Holdings, Inc. - Class A	1,000	58,350
TASER International, Inc. (a) (b)	325	7,878
Teledyne Technologies, Inc. (a)	211	25,953

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Aerospace & Defense - 2.2% (Continued)
Textron, Inc.	1,850	$89,836
TransDigm Group, Inc.	398	99,086
Triumph Group, Inc.	256	6,784
United Technologies Corp.	6,535	716,367
Vectrus, Inc. (a)	122	2,910
		3,839,293
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc. (b)	900	65,934
Expeditors International of Washington, Inc.	1,250	66,200
FedEx Corp.	1,817	338,325
Forward Air Corp.	300	14,214
Hub Group, Inc. - Class A (a)	350	15,313
United Parcel Service, Inc. - Class B	4,200	481,488
XPO Logistics, Inc. (a) (b)	655	28,270
		1,009,744
Airlines - 0.6%
Alaska Air Group, Inc.	834	74,001
Allegiant Travel Co.	53	8,819
American Airlines Group, Inc.	3,711	173,267
Delta Air Lines, Inc.	5,950	292,680
Hawaiian Holdings, Inc. (a)	325	18,525
JetBlue Airways Corp. (a)	1,750	39,235
SkyWest, Inc.	375	13,669
Southwest Airlines Co.	3,824	190,588
United Continental Holdings, Inc. (a)	2,331	169,883
		980,667
Building Products - 0.3%
A.O. Smith Corp.	1,040	49,244
AAON, Inc.	225	7,436
American Woodmark Corp. (a)	130	9,783
Apogee Enterprises, Inc.	200	10,712
Armstrong Flooring, Inc. (a) (b)	100	1,991
Armstrong World Industries, Inc. (a) (b)	200	8,360
Builders FirstSource, Inc. (a)	450	4,937
Fortune Brands Home & Security, Inc.	1,000	53,460

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Building Products - 0.3% (Continued)
Gibraltar Industries, Inc. (a)	300	$12,495
Griffon Corp.	350	9,170
Insteel Industries, Inc.	300	10,692
Johnson Controls International plc	3,750	154,462
Lennox International, Inc.	257	39,365
Masco Corp.	2,475	78,259
NCI Building Systems, Inc. (a)	500	7,825
Owens Corning, Inc.	800	41,248
Quanex Building Products Corp.	1,000	20,300
Simpson Manufacturing Co., Inc.	400	17,500
TopBuild Corp. (a)	325	11,570
Trex Co., Inc. (a)	225	14,490
Universal Forest Products, Inc.	133	13,590
USG Corp. (a) (b)	775	22,382
		599,271
Commercial Services & Supplies - 0.6%
ABM Industries, Inc.	500	20,420
ACCO Brands Corp. (a)	825	10,766
Brady Corp. - Class A	145	5,445
Brink's Co. (The)	450	18,563
Casella Waste Systems, Inc. - Class A (a)	100	1,241
CECO Environmental Corp.	400	5,580
Cintas Corp.	701	81,008
Clean Harbors, Inc. (a)	400	22,260
Copart, Inc. (a)	700	38,787
Covanta Holding Corp. (b)	850	13,260
Deluxe Corp.	200	14,322
Ennis, Inc.	50	868
G&K Services, Inc. - Class A (b)	143	13,792
Healthcare Services Group, Inc.	675	26,440
Herman Miller, Inc.	300	10,260
HNI Corp.	400	22,368
InnerWorkings, Inc. (a)	500	4,925
Interface, Inc.	500	9,275
KAR Auction Services, Inc.	400	17,048

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Commercial Services & Supplies - 0.6% (Continued)
Kimball International, Inc. - Class B	700	$12,292
Knoll, Inc.	500	13,965
LSC Communications, Inc.	159	4,719
McGrath RentCorp	300	11,757
Mobile Mini, Inc. (b)	406	12,282
MSA Safety, Inc.	350	24,266
Pitney Bowes, Inc.	1,375	20,886
R.R. Donnelley & Sons Co.	425	6,936
Republic Services, Inc.	1,743	99,437
Rollins, Inc. (b)	900	30,402
Steelcase, Inc. - Class A	875	15,663
Stericycle, Inc. (a)	675	52,002
Team, Inc. (a)	164	6,437
Tetra Tech, Inc.	418	18,037
TRC Cos., Inc. (a)	100	1,060
UniFirst Corp.	86	12,354
US Ecology, Inc.	200	9,830
Viad Corp.	100	4,410
Waste Connections, Inc.	1,137	89,356
Waste Management, Inc.	3,375	239,320
West Corp.	425	10,523
		1,032,562
Construction & Engineering - 0.2%
AECOM (a)	977	35,524
Comfort Systems USA, Inc.	300	9,990
Dycom Industries, Inc. (a) (b)	211	16,941
EMCOR Group, Inc.	500	35,380
Fluor Corp.	1,086	57,036
Granite Construction, Inc.	400	22,000
Great Lakes Dredge & Dock Corp. (a)	1,500	6,300
IES Holdings, Inc. (a)	500	9,575
Jacobs Engineering Group, Inc. (a)	850	48,450
KBR, Inc.	925	15,438
Layne Christensen Co. (a) (b)	600	6,522
MasTec, Inc. (a)	500	19,125

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Construction & Engineering - 0.2% (Continued)
Primoris Services Corp.	475	$10,821
Quanta Services, Inc. (a)	1,050	36,593
Tutor Perini Corp. (a) (b)	500	14,000
		343,695
Electrical Equipment - 0.6%
Acuity Brands, Inc.	275	63,487
AMETEK, Inc.	1,637	79,558
AZZ, Inc.	225	14,378
Babcock & Wilcox Enterprises, Inc. (a)	718	11,912
Belden, Inc.	400	29,908
Eaton Corp. plc	3,471	232,868
Emerson Electric Co.	4,978	277,523
Encore Wire Corp. (b)	200	8,670
EnerSys	375	29,288
Franklin Electric Co., Inc.	275	10,698
General Cable Corp.	625	11,906
Hubbell, Inc.	338	39,445
LSI Industries, Inc.	700	6,818
Regal Beloit Corp.	100	6,925
Rockwell Automation, Inc.	1,070	143,808
Ultralife Corp. (a)	200	990
Vicor Corp. (a) (b)	300	4,530
		972,712
Industrial Conglomerates - 2.3%
3M Co.	4,723	843,386
Carlisle Cos., Inc.	423	46,653
General Electric Co.	69,471	2,195,283
Honeywell International, Inc.	6,049	700,777
Raven Industries, Inc.	275	6,930
Roper Technologies, Inc.	734	134,381
		3,927,410
Machinery - 1.8%
Actuant Corp. - Class A	590	15,311
AGCO Corp.	400	23,144
Albany International Corp. - Class A	100	4,630

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Machinery - 1.8% (Continued)
Allison Transmission Holdings, Inc.	300	$10,107
Altra Industrial Motion Corp.	300	11,070
American Railcar Industries, Inc. (b)	300	13,587
Astec Industries, Inc.	200	13,492
Barnes Group, Inc.	300	14,226
Briggs & Stratton Corp.	450	10,017
Caterpillar, Inc.	4,644	430,684
Chart Industries, Inc. (a)	300	10,806
CIRCOR International, Inc.	184	11,938
CLARCOR, Inc.	400	32,988
Colfax Corp. (a)	625	22,456
Columbus McKinnon Corp.	400	10,816
Commercial Vehicle Group, Inc. (a)	300	1,659
Crane Co.	325	23,439
Cummins, Inc.	1,281	175,073
Deere & Co.	2,071	213,395
DMC Global, Inc.	400	6,340
Donaldson Co., Inc. (b)	925	38,924
Dover Corp.	1,259	94,337
Energy Recovery, Inc. (a) (b)	500	5,175
EnPro Industries, Inc.	178	11,990
ESCO Technologies, Inc.	200	11,330
Federal Signal Corp.	475	7,415
Flowserve Corp. (b)	1,115	53,576
Fortive Corp.	2,210	118,522
FreightCar America, Inc.	500	7,465
Gorman-Rupp Co. (The)	182	5,633
Graco, Inc.	362	30,079
Greenbrier Cos., Inc. (The) (b)	200	8,310
Hardinge, Inc.	850	9,418
Hillenbrand, Inc.	325	12,464
Hurco Cos., Inc. (b)	400	13,240
Hyster-Yale Materials Handling, Inc.	118	7,525
IDEX Corp.	537	48,362
Illinois Tool Works, Inc.	2,312	283,127

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Machinery - 1.8% (Continued)
ITT, Inc.	600	$23,142
John Bean Technologies Corp.	251	21,573
Joy Global, Inc.	525	14,700
Kennametal, Inc.	475	14,849
Lincoln Electric Holdings, Inc.	432	33,121
Lindsay Corp. (b)	200	14,922
Manitowoc Co., Inc. (The)	1,075	6,429
Manitowoc Foodservice, Inc. (a) (b)	1,075	20,780
Meritor, Inc. (a)	550	6,831
MFRI, Inc. (a)	300	2,430
Middleby Corp. (The) (a)	468	60,283
Mueller Industries, Inc.	300	11,988
Mueller Water Products, Inc. - Series A	1,600	21,296
NACCO Industries, Inc. - Class A	200	18,110
Navistar International Corp. (a) (b)	625	19,606
Nordson Corp.	318	35,632
Oshkosh Corp.	350	22,614
PACCAR, Inc.	2,505	160,069
Parker-Hannifin Corp.	1,077	150,779
Pentair plc	1,425	79,900
RBC Bearings, Inc. (a)	165	15,314
Rexnord Corp. (a)	325	6,367
Snap-on, Inc.	462	79,127
SPX Corp. (a)	312	7,401
SPX FLOW, Inc. (a)	312	10,003
Standex International Corp.	50	4,393
Stanley Black & Decker, Inc.	1,120	128,453
Sun Hydraulics Corp.	300	11,991
Terex Corp.	825	26,012
Timken Co. (The)	375	14,888
Titan International, Inc. (b)	312	3,498
Toro Co. (The)	828	46,327
Trinity Industries, Inc.	1,050	29,148
Twin Disc, Inc. (a)	400	5,840
Valmont Industries, Inc.	159	22,403

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Machinery - 1.8% (Continued)
Wabash National Corp. (a)	50	$791
WABCO Holdings, Inc. (a)	403	42,778
Wabtec Corp. (b)	559	46,408
Watts Water Technologies, Inc. - Class A	300	19,560
Woodward, Inc.	500	34,525
Xylem, Inc.	1,300	64,376
		3,180,727
Marine - 0.0% (c)
Kirby Corp. (a)	300	19,950
Matson, Inc.	325	11,502
		31,452
Professional Services - 0.3%
Acacia Research Corp.	300	1,950
Advisory Board Co. (The) (a) (b)	100	3,325
CBIZ, Inc. (a)	1,300	17,810
CDI Corp.	400	2,960
CEB, Inc.	300	18,180
Dun & Bradstreet Corp. (The)	213	25,841
Equifax, Inc.	895	105,815
Exponent, Inc.	270	16,281
FTI Consulting, Inc. (a)	250	11,270
Heidrick & Struggles International, Inc.	200	4,830
Hill International, Inc. (a) (b)	300	1,305
Huron Consulting Group, Inc. (a)	200	10,130
Insperity, Inc.	36	2,554
Kelly Services, Inc. - Class A	400	9,168
Kforce, Inc.	150	3,465
Korn/Ferry International	525	15,451
ManpowerGroup, Inc.	513	45,590
Navigant Consulting, Inc. (a)	400	10,472
On Assignment, Inc. (a)	250	11,040
Paylocity Holding Corp. (a)	300	9,003
Resources Connection, Inc.	200	3,850
Robert Half International, Inc.	1,000	48,780
RPX Corp. (a)	1,000	10,800

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Professional Services - 0.3% (Continued)
TransUnion (a)	650	$20,105
TrueBlue, Inc. (a)	300	7,395
Verisk Analytics, Inc. (a)	1,264	102,599
Volt Information Sciences, Inc. (a) (b)	750	5,138
		525,107
Road & Rail - 0.9%
AMERCO	100	36,959
ArcBest Corp.	300	8,295
Avis Budget Group, Inc. (a) (b)	692	25,383
Celadon Group, Inc. (b)	300	2,145
Covenant Transportation Group, Inc. - Class A (a)	100	1,934
CSX Corp.	6,875	247,018
Genesee & Wyoming, Inc. - Class A (a)	285	19,782
Heartland Express, Inc. (b)	625	12,725
Herc Holdings, Inc. (a)	143	5,743
Hertz Global Holdings, Inc. (a) (b)	430	9,271
J.B. Hunt Transport Services, Inc.	670	65,037
Kansas City Southern	859	72,886
Knight Transportation, Inc.	650	21,483
Landstar System, Inc.	300	25,590
Marten Transport Ltd.	150	3,495
Norfolk Southern Corp.	2,292	247,695
Old Dominion Freight Line, Inc. (a)	500	42,895
Roadrunner Transportation Systems, Inc. (a)	350	3,637
Ryder System, Inc.	405	30,148
Saia, Inc. (a)	225	9,934
Swift Transportation Co. (a) (b)	400	9,744
Union Pacific Corp.	6,123	634,832
Werner Enterprises, Inc. (b)	250	6,738
		1,543,369
Trading Companies & Distributors - 0.3%
Air Lease Corp.	600	20,598
Aircastle Ltd.	500	10,425
Applied Industrial Technologies, Inc.	375	22,275
Beacon Roofing Supply, Inc. (a)	500	23,035

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Industrials - 10.7% (Continued)
Trading Companies & Distributors - 0.3% (Continued)
DXP Enterprises, Inc. (a)	100	$3,474
Empire Resources Inc. (b)	700	4,753
Fastenal Co. (b)	2,125	99,832
GATX Corp. (b)	325	20,014
Grainger (W.W.), Inc. (b)	423	98,241
H&E Equipment Services, Inc.	325	7,556
HD Supply Holdings, Inc. (a)	625	26,569
Kaman Corp. (b)	300	14,679
MSC Industrial Direct Co., Inc. - Class A (b)	345	31,875
NOW, Inc. (a)	649	13,285
Rush Enterprises, Inc. - Class A (a)	375	11,963
Textainer Group Holdings Ltd.	700	5,215
Triton International Ltd.	500	7,900
United Rentals, Inc. (a)	642	67,781
Univar, Inc. (a)	575	16,313
Veritiv Corp. (a) (b)	97	5,214
Watsco, Inc.	214	31,698
WESCO International, Inc. (a)	300	19,965
		562,660
Information Technology - 19.2%
Communications Equipment - 1.1%
ARRIS International plc (a)	1,229	37,030
Bel Fuse, Inc. - Class B	300	9,270
Black Box Corp.	298	4,545
Brocade Communications Systems, Inc.	2,700	33,723
CalAmp Corp. (a)	400	5,800
Calix, Inc. (a)	175	1,348
Ciena Corp. (a) (b)	997	24,337
Cisco Systems, Inc.	39,423	1,191,362
CommScope Holding Co., Inc. (a)	1,150	42,780
Comtech Telecommunications Corp.	100	1,185
EchoStar Corp. - Class A (a)	400	20,556
EMCORE Corp.	125	1,088
F5 Networks, Inc. (a)	533	77,136
Finisar Corp. (a)	775	23,459

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Communications Equipment - 1.1% (Continued)
Harris Corp.	992	$101,650
Infinera Corp. (a) (b)	600	5,094
InterDigital, Inc.	246	22,472
Ixia (a)	450	7,245
Juniper Networks, Inc.	2,490	70,367
Lumentum Holdings, Inc. (a)	340	13,141
Motorola Solutions, Inc.	1,251	103,695
Napco Security Technologies, Inc. (a) (b)	900	7,650
NETGEAR, Inc. (a)	50	2,718
Oclaro, Inc. (a)	1,321	11,823
Palo Alto Networks, Inc. (a) (b)	100	12,505
Plantronics, Inc.	300	16,428
ShoreTel, Inc. (a)	300	2,145
TESSCO Technologies, Inc.	100	1,300
Ubiquiti Networks, Inc. (a) (b)	300	17,340
ViaSat, Inc. (a)	350	23,177
Viavi Solutions, Inc. (a)	1,328	10,863
		1,903,232
Electronic Equipment, Instruments & Components - 0.6%
Agilysys, Inc. (a)	500	5,180
Amphenol Corp. - Class A	1,900	127,680
Anixter International, Inc. (a)	278	22,532
Arrow Electronics, Inc. (a)	500	35,650
Avnet, Inc.	900	42,849
AVX Corp.	375	5,861
Badger Meter, Inc.	300	11,085
Benchmark Electronics, Inc. (a)	475	14,488
CDW Corp.	300	15,627
Cognex Corp.	575	36,582
Coherent, Inc. (a)	200	27,477
Corning, Inc.	7,469	181,272
CTS Corp.	100	2,240
Daktronics, Inc.	800	8,560
Digital Ally, Inc. (a)	51	214
Dolby Laboratories, Inc. - Class A	300	13,557

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Electronic Equipment, Instruments & Components - 0.6% (Continued)
Electro Scientific Industries, Inc. (a)	100	$592
FARO Technologies, Inc. (a)	200	7,200
Fitbit, Inc. - Class A (a) (b)	425	3,111
FLIR Systems, Inc.	1,025	37,095
I.D. Systems, Inc. (a)	100	542
II-VI, Inc. (a)	375	11,119
Insight Enterprises, Inc. (a)	200	8,088
IPG Photonics Corp. (a)	281	27,738
Itron, Inc. (a)	200	12,570
Jabil Circuit, Inc.	1,550	36,689
Key Tronic Corp. (a) (b)	600	4,692
Keysight Technologies, Inc. (a)	1,298	47,468
Kimball Electronics, Inc. (a)	525	9,555
Knowles Corp. (a)	983	16,426
Littelfuse, Inc.	118	17,909
Mercury Systems, Inc. (a)	400	12,088
Methode Electronics, Inc.	400	16,540
National Instruments Corp.	812	25,026
OSI Systems, Inc. (a)	200	15,224
PAR Technology Corp. (a)	100	558
Park Electrochemical Corp.	600	11,190
PCM, Inc. (a)	400	9,000
Plexus Corp. (a)	300	16,212
Sanmina Corp. (a)	633	23,199
ScanSource, Inc. (a)	300	12,105
SYNNEX Corp.	163	19,726
Tech Data Corp. (a)	211	17,867
Trimble, Inc. (a)	1,334	40,220
TTM Technologies, Inc. (a)	488	6,651
Universal Display Corp. (a)	400	22,520
Vishay Intertechnology, Inc. (b)	806	13,057
Vishay Precision Group, Inc. (a)	129	2,438
Zebra Technologies Corp. - Class A (a)	225	19,296
		1,074,565

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Internet Software & Services - 3.7%
Akamai Technologies, Inc. (a)	1,284	$85,617
Alphabet, Inc. - Class C (a)	4,481	3,458,524
Blucora, Inc. (a)	250	3,688
comScore, Inc. (a) (b)	400	12,632
Cornerstone OnDemand, Inc. (a)	500	21,155
CoStar Group, Inc. (a)	225	42,410
DHI Group, Inc. (a)	388	2,425
EarthLink Holdings Corp.	1,421	8,014
eBay, Inc. (a)	8,300	246,427
Envestnet, Inc. (a)	375	13,219
Facebook, Inc. - Class A (a)	17,278	1,987,833
IAC/InterActiveCorp	550	35,635
j2 Global, Inc.	325	26,585
Leaf Group Ltd. (a)	200	1,310
LogMeIn, Inc.	144	13,903
Match Group, Inc. (a) (b)	1,175	20,093
NIC, Inc.	375	8,963
Pandora Media, Inc. (a) (b)	425	5,542
QAD, Inc. - Class B	40	1,022
RealNetworks, Inc. (a) (b)	681	3,310
Shutterstock, Inc. (a) (b)	122	5,797
Stamps.com, Inc. (a) (b)	129	14,790
TechTarget, Inc. (a)	800	6,824
Travelzoo, Inc. (a) (b)	100	940
Twitter, Inc. (a) (b)	1,100	17,930
VeriSign, Inc. (a) (b)	616	46,859
Web.com Group, Inc. (a)	500	10,575
WebMD Health Corp. (a) (b)	158	7,832
XO Group, Inc. (a)	800	15,560
Yahoo!, Inc. (a)	7,375	285,191
Yelp, Inc. (a)	566	21,582
Zillow Group, Inc. - Class A (a) (b)	524	19,100
Zillow Group, Inc. - Class C (a) (b)	748	27,280
		6,478,567

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
IT Services - 3.2%
Acxiom Corp. (a)	475	$12,730
Alliance Data Systems Corp. (b)	408	93,228
Automatic Data Processing, Inc.	3,543	364,150
Booz Allen Hamilton Holding Corp.	1,000	36,070
Broadridge Financial Solutions, Inc.	875	58,013
CACI International, Inc. - Class A (a)	99	12,306
Cardtronics plc - Class A (a)	175	9,550
Cognizant Technology Solutions Corp. - Class A (a)	4,673	261,828
Computer Sciences Corp.	955	56,746
Convergys Corp.	825	20,262
CoreLogic, Inc. (a)	677	24,934
CSG Systems International, Inc.	378	18,295
CSRA, Inc.	1,255	39,959
Datalink Corp. (a)	600	6,756
DST Systems, Inc.	184	19,716
EPAM Systems, Inc. (a) (b)	300	19,293
Euronet Worldwide, Inc. (a)	450	32,594
ExlService Holdings, Inc. (a)	300	15,132
Fidelity National Information Services, Inc.	2,625	198,555
Fiserv, Inc. (a)	1,650	175,362
FleetCor Technologies, Inc. (a)	178	25,191
Forrester Research, Inc.	255	10,952
Gartner, Inc. (a)	613	61,956
Genpact Ltd. (a)	1,125	27,383
Global Payments, Inc.	1,050	72,881
International Business Machines Corp.	6,905	1,146,160
Jack Henry & Associates, Inc.	586	52,025
Leidos Holdings, Inc.	1,231	62,953
ManTech International Corp. - Class A	300	12,675
Mastercard, Inc. - Class A	7,452	769,418
MAXIMUS, Inc.	425	23,711
MoneyGram International, Inc. (a)	662	7,818
NeuStar, Inc. - Class A (a) (b)	350	11,690
Paychex, Inc.	2,450	149,156
PayPal Holdings, Inc. (a)	8,975	354,243

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
IT Services - 3.2% (Continued)
PFSweb, Inc. (a)	8	$68
PRGX Global, Inc. (a)	220	1,298
Rightside Group Ltd. (a)	200	1,654
Sabre Corp. (b)	1,400	34,930
Science Applications International Corp.	260	22,048
Sykes Enterprises, Inc. (a)	102	2,944
Syntel, Inc. (b)	300	5,937
Teradata Corp. (a)	1,025	27,849
Total System Services, Inc.	1,337	65,553
Unisys Corp. (a) (b)	427	6,384
Vantiv, Inc. - Class A (a)	525	31,301
VeriFone Systems, Inc. (a) (b)	965	17,109
Virtusa Corp. (a)	400	10,048
Visa, Inc. - Class A (b)	12,229	954,106
Western Union Co. (The) (b)	2,929	63,618
WEX, Inc. (a)	314	35,042
Xerox Corp.	6,995	61,066
		5,604,646
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Energy Industries, Inc. (a)	300	16,425
Advanced Micro Devices, Inc. (a) (b)	4,575	51,881
Amkor Technology, Inc. (a)	1,050	11,078
Amtech Systems, Inc. (a)	32	136
Analog Devices, Inc.	2,275	165,211
Applied Materials, Inc.	8,583	276,972
Applied Micro Circuits Corp. (a)	1,500	12,375
Broadcom Ltd.	128	22,627
Brooks Automation, Inc.	106	1,809
Cabot Microelectronics Corp.	100	6,317
Cavium, Inc. (a) (b)	558	34,842
Cirrus Logic, Inc. (a)	400	22,616
Cree, Inc. (a) (b)	625	16,494
Cypress Semiconductor Corp. (b)	1,625	18,590
Diodes, Inc. (a)	300	7,701
Entegris, Inc. (a)	1,011	18,097

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Semiconductors & Semiconductor Equipment - 2.9% (Continued)
Exar Corp. (a)	500	$5,390
First Solar, Inc. (a) (b)	700	22,463
FormFactor, Inc. (a)	480	5,376
Inphi Corp. (a) (b)	300	13,386
Integrated Device Technology, Inc. (a)	985	23,207
Intel Corp.	37,618	1,364,404
Intersil Corp. - Class A	850	18,955
IXYS Corp.	800	9,520
KLA-Tencor Corp.	1,056	83,086
Kulicke & Soffa Industries, Inc. (a)	400	6,380
Lam Research Corp.	1,116	117,995
Lattice Semiconductor Corp. (a)	200	1,472
Linear Technology Corp.	1,725	107,554
MACOM Technology Solutions Holdings, Inc. (a) (b)	300	13,884
Marvell Technology Group Ltd.	3,175	44,037
Maxim Integrated Products, Inc.	2,075	80,033
MaxLinear, Inc. - Class A (a)	475	10,355
Microchip Technology, Inc. (b)	1,711	109,761
Micron Technology, Inc. (a)	7,877	172,664
Microsemi Corp. (a)	650	35,081
MKS Instruments, Inc.	300	17,820
Monolithic Power Systems, Inc.	200	16,386
Nanometrics, Inc. (a)	200	5,012
NVE Corp.	100	7,143
NVIDIA Corp. (b)	3,385	361,314
NXP Semiconductors N.V. (a)	299	29,305
ON Semiconductor Corp. (a)	3,155	40,258
Power Integrations, Inc.	300	20,355
QUALCOMM, Inc.	11,605	756,645
Rambus, Inc. (a)	1,000	13,770
Rudolph Technologies, Inc. (a)	340	7,939
Semtech Corp. (a)	300	9,465
Silicon Laboratories, Inc. (a)	200	13,000
Skyworks Solutions, Inc.	1,357	101,314
SunPower Corp. (a) (b)	1,300	8,593

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Semiconductors & Semiconductor Equipment - 2.9% (Continued)
Synaptics, Inc. (a)	333	$17,842
Teradyne, Inc.	1,375	34,925
Tessera Holding Corp.	400	17,680
Texas Instruments, Inc.	6,660	485,979
Veeco Instruments, Inc. (a)	400	11,660
Xilinx, Inc.	1,875	113,194
		5,017,773
Software - 4.4%
ACI Worldwide, Inc. (a)	560	10,164
Activision Blizzard, Inc.	5,363	193,658
Adobe Systems, Inc. (a)	3,552	365,677
ANSYS, Inc. (a)	600	55,494
Aspen Technology, Inc. (a)	625	34,175
Autodesk, Inc. (a)	1,650	122,117
Blackbaud, Inc.	300	19,200
Bottomline Technologies (de), Inc. (a)	375	9,383
BroadSoft, Inc. (a)	300	12,375
CA, Inc.	2,247	71,387
Cadence Design Systems, Inc. (a)	2,252	56,795
Callidus Software, Inc. (a)	200	3,360
Citrix Systems, Inc. (a)	1,234	110,209
CommerceHub, Inc. - Series A (a)	125	1,876
CommerceHub, Inc. - Series C (a)	250	3,758
CommVault Systems, Inc. (a)	375	19,275
Dell Technologies, Inc. - Class V (a)	1,789	98,362
Ebix, Inc. (b)	31	1,769
Electronic Arts, Inc. (a)	2,188	172,327
Ellie Mae, Inc. (a) (b)	219	18,326
EnerNOC, Inc. (a) (b)	300	1,800
FactSet Research Systems, Inc.	250	40,858
Fair Isaac Corp.	246	29,328
FireEye, Inc. (a) (b)	600	7,140
Fortinet, Inc. (a)	1,075	32,379
Guidance Software, Inc. (a)	200	1,416
Guidewire Software, Inc. (a)	300	14,799

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Software - 4.4% (Continued)
Intuit, Inc.	1,789	$205,036
Manhattan Associates, Inc. (a)	350	18,561
Mentor Graphics Corp. (b)	800	29,512
Microsoft Corp.	61,062	3,794,392
MicroStrategy, Inc. - Class A (a)	100	19,740
Monotype Imaging Holdings, Inc.	350	6,948
NetScout Systems, Inc. (a)	700	22,050
Nuance Communications, Inc. (a)	2,175	32,408
Oracle Corp.	25,305	972,976
Paycom Software, Inc. (a) (b)	300	13,647
Pegasystems, Inc.	300	10,800
Progress Software Corp.	500	15,965
PROS Holdings, Inc. (a)	300	6,456
PTC, Inc. (a)	865	40,024
Qualys, Inc. (a)	300	9,495
RealPage, Inc. (a)	325	9,750
Red Hat, Inc. (a)	1,372	95,628
Rosetta Stone, Inc. (a)	300	2,673
salesforce.com, Inc. (a)	4,441	304,030
ServiceNow, Inc. (a)	147	10,928
Splunk, Inc. (a) (b)	193	9,872
SS&C Technologies Holdings, Inc.	450	12,870
Symantec Corp.	4,933	117,849
Synchronoss Technologies, Inc. (a)	325	12,448
Synopsys, Inc. (a)	1,117	65,747
Take-Two Interactive Software, Inc. (a)	625	30,806
TiVo Corp. (a)	878	18,355
Tyler Technologies, Inc. (a) (b)	292	41,689
Ultimate Software Group, Inc. (The) (a)	165	30,088
VASCO Data Security International, Inc. (a) (b)	450	6,143
Verint Systems, Inc. (a)	375	13,219
VMware, Inc. - Class A (a) (b)	704	55,426
Workday, Inc. - Class A (a) (b)	195	12,888
Zedge, Inc. - Class B (a)	1	1

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Information Technology - 19.2% (Continued)
Software - 4.4% (Continued)
Zynga, Inc. - Class A (a) (b)	5,350	$13,750
		7,569,577
Technology Hardware, Storage & Peripherals - 3.3%
3D Systems Corp. (a) (b)	848	11,270
Apple, Inc.	42,322	4,901,733
Cray, Inc. (a)	425	8,798
Diebold Nixdorf, Inc. (b)	650	16,348
Electronics For Imaging, Inc. (a)	404	17,719
Hewlett Packard Enterprise Co.	13,627	315,329
HP, Inc.	14,052	208,532
NCR Corp. (a)	925	37,518
NetApp, Inc.	1,775	62,604
Super Micro Computer, Inc. (a)	375	10,519
Western Digital Corp.	2,120	144,054
		5,734,424
Materials - 3.2%
Chemicals - 2.0%
A. Schulman, Inc.	81	2,709
Air Products & Chemicals, Inc.	1,560	224,359
Albemarle Corp.	745	64,130
American Vanguard Corp.	400	7,660
Ashland Global Holdings, Inc.	467	51,038
Axalta Coating Systems Ltd. (a)	675	18,360
Balchem Corp.	201	16,868
Cabot Corp.	400	20,216
Calgon Carbon Corp.	500	8,500
Celanese Corp. - Series A	1,075	84,646
CF Industries Holdings, Inc. (b)	1,670	52,572
Chemours Co. (The)	1,289	28,474
Chemtura Corp. (a)	475	15,770
Codexis, Inc. (a)	37	170
Core Molding Technologies, Inc. (a)	1,800	30,798
Dow Chemical Co. (The)	8,811	504,166
E.I. du Pont de Nemours and Co.	6,046	443,776
Eastman Chemical Co.	1,115	83,859

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Materials - 3.2% (Continued)
Chemicals - 2.0% (Continued)
Ecolab, Inc.	2,183	$255,891
Ferro Corp. (a)	1,000	14,330
Flotek Industries, Inc. (a) (b)	550	5,165
FMC Corp.	875	49,490
GCP Applied Technologies, Inc. (a)	427	11,422
H.B. Fuller Co.	450	21,740
Huntsman Corp.	1,575	30,051
International Flavors & Fragrances, Inc.	571	67,281
Koppers Holdings, Inc. (a)	300	12,090
Kraton Corp. (a)	300	8,544
LSB Industries, Inc. (a) (b)	300	2,526
Minerals Technologies, Inc.	250	19,313
Monsanto Co.	3,284	345,510
Mosaic Co. (The)	2,625	76,991
Olin Corp.	1,595	40,848
PolyOne Corp.	483	15,475
PPG Industries, Inc.	2,023	191,699
Praxair, Inc.	2,069	242,466
Quaker Chemical Corp.	100	12,794
Rayonier Advanced Materials, Inc. (b)	500	7,730
RPM International, Inc.	1,000	53,830
Scotts Miracle-Gro Co. (The) - Class A	400	38,220
Sensient Technologies Corp.	335	26,324
Sherwin-Williams Co. (The)	623	167,425
Stepan Co.	148	12,059
Tredegar Corp.	671	16,104
Trinseo S.A. (b)	300	17,790
Valspar Corp. (The)	527	54,602
Versum Materials, Inc. (a)	821	23,045
W.R. Grace & Co.	427	28,882
Westlake Chemical Corp. (b)	202	11,310
		3,539,018
Construction Materials - 0.2%
Eagle Materials, Inc.	333	32,810
Headwaters, Inc. (a)	750	17,640

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Materials - 3.2% (Continued)
Construction Materials - 0.2% (Continued)
Martin Marietta Materials, Inc.	444	$98,359
Summit Materials, Inc. - Class A (a)	565	13,434
United States Lime & Minerals, Inc.	50	3,788
Vulcan Materials Co.	955	119,519
		285,550
Containers & Packaging - 0.5%
AptarGroup, Inc.	386	28,352
Avery Dennison Corp.	700	49,154
Ball Corp.	1,255	94,212
Bemis Co., Inc.	850	40,647
Berry Plastics Group, Inc. (a)	350	17,056
Crown Holdings, Inc. (a)	900	47,313
Graphic Packaging Holding Co.	1,325	16,536
Greif, Inc. - Class A	300	15,393
Ingevity Corp. (a)	393	21,560
International Paper Co. (b)	3,167	168,040
Myers Industries, Inc.	200	2,860
Owens-Illinois, Inc. (a)	1,300	22,633
Packaging Corp. of America	675	57,254
Sealed Air Corp.	1,550	70,277
Silgan Holdings, Inc.	75	3,839
Sonoco Products Co.	725	38,208
UFP Technologies, Inc. (a) (b)	500	12,725
WestRock Co.	1,534	77,881
		783,940
Metals & Mining - 0.5%
AK Steel Holding Corp. (a) (b)	1,875	19,144
Alcoa Corp.	1,163	32,663
Allegheny Technologies, Inc. (b)	775	12,346
Carpenter Technology Corp.	200	7,234
Century Aluminum Co. (a)	600	5,136
Cliffs Natural Resources, Inc. (a) (b)	1,400	11,774
Coeur Mining, Inc. (a)	1,110	10,090
Commercial Metals Co.	775	16,880
Compass Minerals International, Inc. (b)	100	7,835

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Materials - 3.2% (Continued)
Metals & Mining - 0.5% (Continued)
Ferroglobe plc	500	$5,415
Freeport-McMoRan, Inc. (a)	9,519	125,556
Hecla Mining Co. (b)	3,150	16,506
Kaiser Aluminum Corp.	138	10,721
Newmont Mining Corp.	3,950	134,577
Nucor Corp.	2,345	139,573
Reliance Steel & Aluminum Co.	549	43,667
Royal Gold, Inc.	491	31,105
Southern Copper Corp. (b)	747	23,859
Steel Dynamics, Inc.	1,850	65,823
Stillwater Mining Co. (a)	825	13,291
SunCoke Energy, Inc. (a)	564	6,396
Tahoe Resources, Inc. (b)	1,250	11,775
TimkenSteel Corp. (a)	400	6,192
United States Steel Corp. (b)	1,350	44,564
Worthington Industries, Inc.	225	10,674
		812,796
Paper & Forest Products - 0.0% (c)
Deltic Timber Corp. (b)	100	7,707
KapStone Paper and Packaging Corp. (b)	950	20,948
Louisiana-Pacific Corp. (a)	825	15,617
Neenah Paper, Inc.	120	10,224
P.H. Glatfelter Co.	325	7,764
Schweitzer-Mauduit International, Inc.	300	13,659
		75,919
Real Estate - 4.4%
Equity Real Estate Investment Trusts (REITs) - 4.2%
Acadia Realty Trust	676	22,092
Agree Realty Corp.	300	13,815
Alexandria Real Estate Equities, Inc.	601	66,789
American Assets Trust, Inc.	425	18,309
American Campus Communities, Inc.	982	48,874
American Homes 4 Rent - Class A	1,700	35,666
American Tower Corp.	3,375	356,669
Apartment Investment & Management Co. - Class A (b)	1,381	62,766

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Real Estate - 4.4% (Continued)
Equity Real Estate Investment Trusts (REITs) - 4.2% (Continued)
Apple Hospitality REIT, Inc.	1,975	$39,461
Ashford Hospitality Prime, Inc.	130	1,775
Ashford Hospitality Trust, Inc.	544	4,221
AvalonBay Communities, Inc.	1,199	212,402
Boston Properties, Inc.	1,343	168,923
Brandywine Realty Trust	1,988	32,822
Camden Property Trust	725	60,951
Care Capital Properties, Inc. (b)	678	16,950
CareTrust REIT, Inc.	403	6,174
CBL & Associates Properties, Inc.	1,205	13,858
Cedar Realty Trust, Inc.	650	4,245
Chatham Lodging Trust	425	8,734
Chesapeake Lodging Trust	625	16,163
Colony Starwood Homes	840	24,200
Columbia Property Trust, Inc.	1,075	23,220
Communications Sales & Leasing, Inc.	1,228	31,203
CoreCivic, Inc.	799	19,544
CoreSite Realty Corp.	300	23,811
Corporate Office Properties Trust	850	26,537
Cousins Properties, Inc. (b)	3,356	28,560
Crown Castle International Corp.	2,360	204,776
CubeSmart	1,737	46,499
CyrusOne, Inc.	725	32,429
DCT Industrial Trust, Inc. (b)	887	42,470
DDR Corp.	2,820	43,061
DiamondRock Hospitality Co.	1,727	19,912
Digital Realty Trust, Inc. (b)	1,350	132,651
Douglas Emmett, Inc.	1,300	47,528
Duke Realty Corp.	3,026	80,371
DuPont Fabros Technology, Inc.	700	30,751
EastGroup Properties, Inc.	375	27,690
Empire State Realty Trust, Inc. - Class A	1,100	22,209
EPR Properties	422	30,287
Equinix, Inc.	630	225,167
Equity Commonwealth (a)	993	30,028

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Real Estate - 4.4% (Continued)
Equity Real Estate Investment Trusts (REITs) - 4.2% (Continued)
Equity LifeStyle Properties, Inc.	739	$53,282
Equity One, Inc.	825	25,319
Equity Residential	3,204	206,208
Essex Property Trust, Inc.	572	132,990
Extra Space Storage, Inc. (b)	1,094	84,501
Federal Realty Investment Trust	620	88,108
FelCor Lodging Trust, Inc.	1,475	11,815
First Industrial Realty Trust, Inc.	1,025	28,751
First Potomac Realty Trust	800	8,776
Forest City Realty Trust, Inc. - Class A	2,100	43,764
Franklin Street Properties Corp.	950	12,312
Gaming and Leisure Properties, Inc.	1,517	46,451
General Growth Properties, Inc.	4,415	110,287
Getty Realty Corp.	402	10,247
Government Properties Income Trust (b)	550	10,486
Gramercy Property Trust	2,738	25,135
HCP, Inc.	4,075	121,109
Healthcare Realty Trust, Inc.	875	26,530
Hersha Hospitality Trust	550	11,825
Highwoods Properties, Inc.	800	40,808
Hospitality Properties Trust	1,325	42,056
Host Hotels & Resorts, Inc.	6,524	122,912
Hudson Pacific Properties, Inc.	1,225	42,606
Investors Real Estate Trust (b)	1,800	12,834
Iron Mountain, Inc.	1,672	54,307
Kilroy Realty Corp.	700	51,254
Kimco Realty Corp.	3,675	92,463
Kite Realty Group Trust	725	17,023
Lamar Advertising Co. - Class A (b)	400	26,896
LaSalle Hotel Properties	1,000	30,470
Lexington Realty Trust	1,875	20,250
Liberty Property Trust	1,225	48,388
Life Storage, Inc.	450	38,367
LTC Properties, Inc.	350	16,443
Macerich Co. (The)	1,103	78,137

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Real Estate - 4.4% (Continued)
Equity Real Estate Investment Trusts (REITs) - 4.2% (Continued)
Mack-Cali Realty Corp.	725	$21,040
Medical Properties Trust, Inc.	1,500	18,450
Mid-America Apartment Communities, Inc.	959	93,905
Monogram Residential Trust, Inc.	1,450	15,689
National Health Investors, Inc.	325	24,105
National Retail Properties, Inc.	900	39,780
New Senior Investment Group, Inc.	695	6,804
NorthStar Realty Europe Corp.	542	6,813
NorthStar Realty Finance Corp.	1,626	24,634
Omega Healthcare Investors, Inc.	1,200	37,512
Outfront Media, Inc.	336	8,356
Paramount Group, Inc.	1,800	28,782
Parkway, Inc. (a)	550	12,238
Pebblebrook Hotel Trust	625	18,594
Pennsylvania Real Estate Investment Trust (b)	775	14,694
Piedmont Office Realty Trust, Inc. - Class A	1,275	26,660
Potlatch Corp.	400	16,660
Prologis, Inc.	4,585	242,041
PS Business Parks, Inc.	200	23,304
Public Storage	1,349	301,501
Quality Care Properties, Inc. (a)	815	12,633
Ramco-Gershenson Properties Trust	1,000	16,580
Rayonier, Inc.	826	21,972
Realty Income Corp. (b)	1,700	97,716
Regency Centers Corp.	811	55,918
Retail Opportunity Investments Corp.	725	15,319
Retail Properties of America, Inc. - Class A	2,075	31,810
RLJ Lodging Trust	1,100	26,939
Ryman Hospitality Properties, Inc. (b)	525	33,080
Sabra Health Care REIT, Inc.	675	16,484
Saul Centers, Inc. (b)	200	13,322
Select Income REIT	350	8,820
Senior Housing Properties Trust	2,075	39,280
Seritage Growth Properties - Class A (b)	300	12,813
Silver Bay Realty Trust Corp.	152	2,605

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Real Estate - 4.4% (Continued)
Equity Real Estate Investment Trusts (REITs) - 4.2% (Continued)
Simon Property Group, Inc.	2,653	$471,358
SL Green Realty Corp.	876	94,214
Spirit Realty Capital, Inc.	4,000	43,440
STAG Industrial, Inc.	450	10,742
STORE Capital Corp.	675	16,679
Summit Hotel Properties, Inc.	975	15,629
Sun Communities, Inc.	500	38,305
Sunstone Hotel Investors, Inc.	1,840	28,060
Tanger Factory Outlet Centers, Inc.	775	27,730
Taubman Centers, Inc.	500	36,965
Terreno Realty Corp.	575	16,382
UDR, Inc.	2,328	84,925
Universal Health Realty Income Trust	200	13,118
Urban Edge Properties	811	22,311
Urstadt Biddle Properties, Inc. - Class A	500	12,055
Ventas, Inc.	2,965	185,371
VEREIT, Inc.	6,175	52,241
Vornado Realty Trust	1,650	172,211
Washington Prime Group, Inc.	1,617	16,833
Washington Real Estate Investment Trust	750	24,518
Weingarten Realty Investors	1,050	37,580
Welltower, Inc.	3,120	208,821
Weyerhaeuser Co.	6,127	184,361
		7,398,375
Real Estate Management & Development - 0.2%
Alexander & Baldwin, Inc.	450	20,192
AV Homes, Inc. (a) (b)	600	9,480
Brookfield Property Partners, L.P.	3,075	67,619
CBRE Group, Inc. - Class A (a)	2,725	85,809
Howard Hughes Corp. (The) (a)	321	36,626
Jones Lang LaSalle, Inc.	284	28,695
Kennedy-Wilson Holdings, Inc.	925	18,963
RMR Group, Inc. (The) - Class A	71	2,805
St. Joe Co. (The) (a) (b)	500	9,500

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Real Estate - 4.4% (Continued)
Real Estate Management & Development - 0.2% (Continued)
Tejon Ranch Co. (a)	50	$1,272
		280,961
Telecommunication Services - 2.6%
Diversified Telecommunication Services - 2.4%
8x8, Inc. (a)	1,000	14,300
AT&T, Inc.	48,750	2,073,338
CenturyLink, Inc.	3,735	88,818
Cogent Communications Holdings, Inc.	200	8,270
Consolidated Communications Holdings, Inc. (b)	501	13,452
General Communication, Inc. - Class A (a)	600	11,670
IDT Corp. - Class B	16	297
Inteliquent, Inc.	500	11,460
Level 3 Communications, Inc. (a)	2,211	124,612
Straight Path Communications, Inc. - Class B (a) (b)	8	271
Verizon Communications, Inc.	32,363	1,727,537
Vonage Holdings Corp. (a)	1,425	9,761
Windstream Holdings, Inc. (b)	731	5,358
Zayo Group Holdings, Inc. (a)	300	9,858
		4,099,002
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. - Class A (a)	1,020	105,325
Shenandoah Telecommunications Co.	300	8,190
Spok Holdings, Inc.	400	8,300
Sprint Corp. (a) (b)	5,547	46,706
Telephone and Data Systems, Inc.	700	20,209
T-Mobile US, Inc. (a) (b)	2,425	139,462
United States Cellular Corp. (a)	300	13,116
		341,308
Utilities - 3.2%
Electric Utilities - 1.7%
ALLETE, Inc. (b)	425	27,281
American Electric Power Co., Inc.	3,655	230,119
Avangrid, Inc.	550	20,834
Duke Energy Corp.	5,410	419,923
Edison International	2,506	180,407

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Utilities - 3.2% (Continued)
Electric Utilities - 1.7% (Continued)
El Paso Electric Co.	400	$18,600
Empire District Electric Co. (The)	175	5,966
Entergy Corp.	1,250	91,838
Eversource Energy	2,392	132,110
Exelon Corp.	6,741	239,238
FirstEnergy Corp.	3,380	104,679
Fortis, Inc. (b)	902	27,854
Great Plains Energy, Inc.	1,405	38,427
Hawaiian Electric Industries, Inc.	800	26,456
IDACORP, Inc.	313	25,212
MGE Energy, Inc.	150	9,795
NextEra Energy, Inc.	3,669	438,298
NRG Yield, Inc. - Class A (b)	300	4,608
NRG Yield, Inc. - Class C (b)	300	4,740
OGE Energy Corp.	1,475	49,339
Otter Tail Corp.	350	14,280
Pinnacle West Capital Corp.	816	63,672
PNM Resources, Inc.	700	24,010
Portland General Electric Co.	800	34,664
PPL Corp.	5,400	183,870
Southern Co. (The)	7,700	378,763
Westar Energy, Inc.	875	49,306
Xcel Energy, Inc.	3,600	146,520
		2,990,809
Gas Utilities - 0.3%
Atmos Energy Corp.	760	56,354
National Fuel Gas Co. (b)	650	36,816
New Jersey Resources Corp.	500	17,750
Northwest Natural Gas Co.	300	17,940
ONE Gas, Inc.	287	18,357
Sempra Energy	1,959	197,153
South Jersey Industries, Inc.	650	21,899
Southwest Gas Holdings, Inc.	475	36,395
Spire, Inc.	350	22,593
UGI Corp.	1,275	58,751

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Utilities - 3.2% (Continued)
Gas Utilities - 0.3% (Continued)
WGL Holdings, Inc.	350	$26,698
		510,706
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	5,235	60,830
Calpine Corp. (a)	2,575	29,432
Dynegy, Inc. (a)	11	93
Genie Energy Ltd. - Class B (b)	16	92
NRG Energy, Inc.	2,252	27,610
Ormat Technologies, Inc.	175	9,384
		127,441
Multi-Utilities - 1.0%
Alliant Energy Corp.	1,675	63,466
Ameren Corp.	1,925	100,986
Avista Corp. (b)	550	21,995
Black Hills Corp. (b)	300	18,402
CenterPoint Energy, Inc.	2,900	71,456
CMS Energy Corp.	1,800	74,916
Consolidated Edison, Inc.	2,329	171,601
Dominion Resources, Inc.	4,392	336,382
DTE Energy Co.	1,333	131,314
MDU Resources Group, Inc.	1,375	39,559
NiSource, Inc.	2,565	56,789
NorthWestern Corp.	400	22,748
PG&E Corp.	4,075	247,638
Public Service Enterprise Group, Inc.	3,900	171,132
SCANA Corp.	779	57,085
Vectren Corp.	508	26,492
WEC Energy Group, Inc.	2,339	137,182
		1,749,143

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 99.9% (Continued)	Shares	Value
Utilities - 3.2% (Continued)
Water Utilities - 0.1%
American States Water Co.	400	18,224
American Water Works Co., Inc.	1,320	95,515
Aqua America, Inc.	1,326	39,833
California Water Service Group	225	7,628
		161,200

Total Common Stocks (Cost $64,138,598)		$173,307,064

RIGHTS - 0.0% (c)	Shares	Value
AMR Corp., Escrow	3,275	$6,321
Asterias Biotherapeutics, Inc.	9	5
Dyax Corporation (b)	1,200	0
Leap Wireless CVR	1,500	3,780
Overstock.com, Inc.	31	0
Safeway CVR - Casa Ley	2,075	2,106
Safeway CVR - PDC	2,075	101
Total Rights (Cost $0)		$12,313

WILSHIRE 5000 INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 2.7%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (d)	140,499	$140,499
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (d) (e)	4,582,659	4,582,659
Total Money Market Funds (Cost $4,723,158)		$4,723,158

Total Investments at Value - 102.6% (Cost $68,861,756)		$178,042,535

Liabilities in Excess of Other Assets - (2.6%)		(4,513,156)

Net Assets - 100.0%		$173,529,379

ADR -	American Depositary Receipt.
CVR -	Contingent Value Right.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $10,033,391.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of December 31, 2016.
(e)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $4,582,659. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $5,762,862.

See accompanying notes to financial statements.

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2016 (Unaudited)

COMMON STOCKS - 97.4%	Shares	Value
Australia - 3.4%
Australia & New Zealand Banking Group Ltd. (a)	14,288	$312,761
BHP Billiton Ltd. (a)	41,168	737,471
BHP Billiton plc (a)	116,395	1,853,235
Boral Ltd. (a)	44,728	174,119
Coca-Cola Amatil Ltd. (a)	30,815	224,719
Crown Resorts Ltd. (a)	1,267	10,559
CSL Ltd. (a)	51,905	3,753,524
Medibank Private Ltd. (a)	86,055	174,824
Oil Search Ltd. (a)	46,612	239,886
QBE Insurance Group Ltd. (a)	118,700	1,060,488
Santos Ltd. (a) (b)	87,163	251,069
TPG Telecom Ltd. (a) (c)	31,186	153,088
Vocus Communications Ltd. (a) (c)	40,247	112,070
Westpac Banking Corp. (a)	3,118	73,187
		9,131,000
Austria - 0.1%
Erste Group Bank AG (a)	286	8,361
OMV AG (a)	6,610	232,998
		241,359
Belgium - 0.2%
Colruyt S.A. (a)	6,752	333,676
UCB S.A. (a) (b)	3,942	252,182
		585,858
Brazil - 2.1%
Ambev S.A. - ADR	722,901	3,549,444
Banco Santander Brasil S.A. (a) (b)	29,900	270,783
BM&F Bovespa S.A. (a)	45,100	228,237
Cia de Saneamento Basico do Estado de Sao Paulo (a)	7,900	69,744
Cia Energetica de Minas Gerais (a)	75,700	178,848
Cia Paranaense de Energia (a)	8,900	74,583
Cia Siderurgica Nacional S.A. (a) (b)	13,400	44,304
Cosan S.A. Indústria e Comércio (a)	650	7,605
EDP - Energias do Brasil S.A. (a)	26,950	110,774
Gerdau S.A. (a)	78,300	258,195

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Brazil - 2.1% (Continued)
Petroleo Brasileiro S.A. (a) (b)	38,200	$173,727
Sul America S.A. (a)	12,200	67,423
Vale S.A. (a) (b) (c)	36,100	257,416
Vale S.A. (a)	30,300	237,853
		5,528,936
Canada- 5.1%
AltGas Ltd.	9,700	244,880
Atco Ltd. - Class I	2,600	86,472
Bank of Montreal (c)	8,100	582,518
Barrick Gold Corp.	18,200	291,135
BlackBerry Ltd. (b) (c)	3,000	20,643
Brookfield Asset Management, Inc. - Class A	2,200	72,579
CAE, Inc.	400	5,594
Cameco Corp.	1,600	16,729
Canadian Imperial Bank of Commerce (c)	7,700	628,238
Canadian Pacific Railway Ltd.	26,853	3,833,804
Canadian Utilities Ltd. - Series A	4,100	110,498
Cenovus Energy, Inc.	7,000	105,822
CI Financial Corp. (c)	14,000	300,994
Constellation Software, Inc.	6,035	2,742,046
Crescent Point Energy Corp.	23,600	320,742
Eldorado Gold Corp.	25,500	82,036
Element Fleet Management Corp.	17,600	163,310
Empire Co. Ltd. - Class A	2,800	32,779
Enbridge, Inc. (c)	1,600	67,321
First Capital Realty, Inc.	13,000	200,108
First Quantum Minerals Ltd. (c)	2,800	27,837
Goldcorp, Inc.	8,300	112,989
H&R Real Estate Investment Trust	6,800	113,281
Husky Energy, Inc. (b)	25,634	310,971
IGM Financial, Inc.	10,200	290,165
Industrial Alliance Insurance & Financial Services, Inc.	1,400	55,663
Intact Financial Corp.	100	7,157
Inter Pipeline Ltd. (c)	1,600	35,317
Kinross Gold Corp. (b)	11,600	36,195

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Canada - 5.1% (Continued)
Linamar Corp.	4,650	$199,772
Manulife Financial Corp.	30,400	541,297
National Bank of Canada	3,100	125,887
Potash Corp. of Saskatchewan, Inc.	29,900	540,855
Power Corp. of Canada	3,200	71,610
RioCan Real Estate Investment Trust	5,600	111,056
Royal Bank of Canada	7,400	500,766
Shaw Communications, Inc. - Class B	10,700	214,666
SNC-Lavalin Group, Inc. (c)	2,000	86,073
Suncor Energy, Inc.	9,400	307,309
Tourmaline Oil Corp. (b)	1,800	48,136
Turquoise Hill Rsources Ltd. (b)	20,800	66,761
Veresen, Inc. (c)	2,100	20,502
West Fraser Timber Company Ltd.	200	7,151
Yamana Gold, Inc. (c)	16,600	46,605
		13,786,269
Chile - 0.1%
Banco de Chile (b)	45,163	5,291
Latam Airlines Group S.A. (b)	18,574	156,447
		161,738
China - 4.7%
Agricultural Bank of China Ltd. - H Shares (a)	91,000	37,139
Aluminum Corp. of China Ltd. (a)	226,000	92,569
Belle International Holdings Ltd. (a)	97,000	54,337
China Coal Energy Co. Ltd. - H Shares (a) (b)	309,000	145,795
China Communications Services Corp. Ltd. - H Shares (a)	164,000	104,202
China Construction Bank Corp. - H Shares (a)	1,122,000	859,269
China Everbright Ltd. (a)	78,000	147,732
China Longyuan Power Group Corp. Ltd. - H Shares (a)	222,000	172,507
China Mobile Ltd. - ADR (c)	47,000	2,464,210
China National Building Material Co. Ltd. - H Shares (a)	334,000	161,753
China Railway Construction Corp. Ltd. - H Shares (a)	26,500	33,959
China Resources Land Ltd. (a)	120,000	268,523

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
China- 4.7% (Continued)
China Shenhua Energy Co. Ltd. - H Shares (a)	45,000	$84,115
CITIC Ltd. (a)	207,000	294,802
CNOOC Ltd. (a)	445,000	553,022
Ctrip.com International Ltd. - ADR (b) (c)	67,397	2,695,880
Great Wall Motor Co. Ltd. - H Shares (a) (b)	300,500	278,756
Guangdong Investment Ltd. (a)	78,000	102,717
Huaneng Renewables Corp. Ltd. - H Shares (a)	418,000	135,135
Hutchison Port Holdings Trust (a)	231,100	100,279
Kunlun Energy Co. Ltd. (a)	374,000	278,648
NetEase, Inc. - ADR	219	47,159
PetroChina Co. Ltd. - H Shares (a)	4,000	2,971
Shandong Weigao Group Medical Polymer Co. Ltd. (a)	68,000	45,288
Shanghi Industrial Holdings Ltd. (a)	19,000	51,226
Tencent Holdings Ltd. (a)	129,855	3,148,638
Weichai Power Co Ltd. - H Shares (a)	89,000	136,486
Yanzhou Coal Mining Co. Ltd. - H Shares (a)	174,000	117,973
YY, Inc. - ADR (b) (c)	2,800	110,377
		12,725,467
Colombia - 0.0% (d)
Grupo Aval Acciones y Valores S.A.	316,284	128,031

Czech Republic - 0.0% (d)
CEZ A/S (a)	1,440	24,100

Denmark - 3.6%
Carlsberg A/S - Series B (a)	24,511	2,110,825
Chr. Hansen Holding A/S (a)	43,850	2,424,812
Coloplast A/S - Series B (a)	40,404	2,721,188
ISS A/S (a)	2,393	80,640
Novo Nordisk A/S - Class B (a)	1,142	40,960
Novozymes A/S (a)	65,724	2,261,382
William Demant Holding A/S (a) (b)	5,321	92,410
		9,732,217
Finland - 0.4%
Nokian Renkaat OYJ (a)	8,925	331,772

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Finland - 0.4% (Continued)
Sampo OYJ - A Shares (a)	1,790	$80,008
Stora Enso OYJ (a)	7,262	77,672
UPM-Kymmene OYJ (a)	25,817	631,291
		1,120,743
France - 11.1%
Alstom S.A. (a) (b)	5,244	144,185
Atos SE (a)	4,592	483,926
AXA S.A. (a)	123,063	3,101,889
Bureau Veritas S.A. (a)	172	3,329
Carrefour S.A. (a)	73,230	1,762,866
Casino Guichard Perrachon S.A. (a) (c)	2,970	142,289
Cie Generale des Etablissements Michelin (a)	928	103,143
EADS N.V. (a)	51,910	3,428,166
Engie S.A. (a)	150,780	1,919,035
Essilor International S.A. (a)	21,887	2,469,168
Eutelsat Communications S.A. (a)	7,530	145,595
Groupe Bruxelle Lambert S.A. (a)	317	26,556
Hermes International (a)	6,085	2,495,868
Iliad S.A. (a) (c)	310	59,527
LVMH Moet Hennessy Louis Vuitton SE (a)	14,975	2,854,956
Orange S.A. (a)	127,000	1,925,588
Remy Cointreau S.A. (a)	433	36,903
SCOR SE (a)	5,758	198,689
Société Générale S.A. (a)	43,960	2,161,987
Sodexo S.A. (a) (b)	1,820	208,935
Technip S.A. (a)	10,354	737,443
Total S.A. - ADR (c)	59,970	3,056,671
Unibail-Rodamco SE (a)	1,397	332,871
Veolia Environnement S.A. (a) (c)	2,640	44,853
Vinci S.A. (a)	772	52,509
Vivendi S.A. (a)	96,585	1,831,694
		29,728,641
Germany - 5.1%
adidas AG (a)	13,208	2,082,886
Allianz SE (a)	5,009	826,573
BASF SE (a)	1,384	128,248

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Germany - 5.1% (Continued)
Bayer AG (a)	4,854	$505,644
Brenntag AG (a)	4,157	230,389
Continental AG (a)	561	108,067
Deutsche Bank AG (a) (b)	11,705	212,295
Deutsche Lufthansa AG (a) (c)	14,517	187,112
Deutsche Post AG (a)	57,750	1,893,680
E.ON SE (a) (b)	288,760	2,031,161
Evonik Industries AG (a)	16,192	482,605
Fresenius Medical Care AG & Co. KGaA (a)	21,485	1,815,708
Hannover Rueck SE (a)	2,360	254,913
HeidelbergCement AG (a)	98	9,121
K+S AG (a)	2,734	65,119
LANXESS AG (a)	4,791	313,692
Linde AG (a)	964	158,113
METRO AG (a) (b)	5,257	174,706
OSRAM Licht AG (a) (b)	7,978	417,720
RWE AG (a)	21,795	270,413
SAP SE (a)	9,422	814,950
Siemens AG (a)	931	113,978
thyssenkrupp AG (a) (b)	4,111	97,646
Volkswagon AG (a)	3,470	485,453
Volkswagon AG (a)	371	53,241
		13,733,433
Greece - 0.0% (d)
FF Group (a) (b)	3,196	64,627

Hong Kong - 1.7%
AIA Group Ltd. (a)	53,482	299,600
Bank of East Asia Ltd. (The) (a)	2,200	8,399
Cathay Pacific Airways Ltd. (a)	62,000	81,366
Cheung Kong Property Holdings Ltd. (a) (b)	37,500	229,014
CK Hutchison Holdings Ltd. (a)	170,625	1,926,112
First Pacific Co. Ltd. (a)	194,000	135,336
Hang Lung Group Ltd. (a)	38,000	131,857
Hang Seng Bank Ltd. (a)	7,200	133,522
Hongkong Land Holdings Ltd. (a)	15,500	97,646

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Hong Kong - 1.7% (Continued)
Hysan Development Co. Ltd. (a)	54,000	$222,700
Kerry Properties Ltd. (a)	61,500	166,311
Li & Fung Ltd. (a)	550,000	241,044
Nine Dragons Paper Holdings Ltd. (a)	150,000	135,450
Shangri-La Asia Ltd. (a)	120,000	126,368
Sino Land Co. Ltd. (a)	12,000	17,893
Swire Properties Ltd. (a)	105,400	290,158
Wheelock & Co. Ltd. (a)	36,000	202,043
Yue Yuen Industrial Holdings Ltd. (a)	7,500	27,186
		4,472,005
Hungary - 0.0% (d)
MOL Hungarian Oil & Gas plc	121	8,498

India - 1.0%
HDFC Bank Ltd. - ADR	45,016	2,731,571

Indonesia - 0.0% (d)
Bank CIMB Niaga Tbk PT (a) (b)	6,009	376
Bank Danamon Indonesia Tbk PT (a)	234,000	64,350
		64,726
Ireland - 2.2%
AerCap Holdings N.V. (b)	53,485	2,225,511
Experian plc (a)	186,151	3,603,943
		5,829,454
Israel - 0.1%
Nice Ltd. (a)	3,374	231,453

Italy - 2.1%
Assicurazioni Generali SpA (a)	11,254	166,790
Eni SpA (a)	9,045	146,611
Intesa Sanpaolo SpA (a)	1,025,035	2,596,240
Luxottica Group SpA (a)	38,825	2,086,450
Saipem SpA (a) (b) (c)	481,002	268,998
Snam SpA (a)	46,472	191,109
Terna Rete Elettrica Nazionale SpA (a) (c)	59,389	271,573
		5,727,771

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Japan - 14.7%
AEON Financial Service Co. Ltd. (a)	10,400	$184,190
Alfresa Holdings Corp. (a) (b)	3,400	56,153
Amada Holdings Co. Ltd. (a)	24,600	274,035
Asics Corp. (a) (b)	900	17,934
Astellas Pharma, Inc. (a)	140,058	1,942,908
Bank of Kyoto Ltd. (The) (a)	25,000	185,298
Bridgestone Corp. (a)	11,100	399,353
Canon, Inc. (a)	29,000	816,633
Casio Computer Co. Ltd. (a)	9,400	132,464
Daicel Corp. (a) (b)	14,300	157,201
Dai-ichi Life Insurance Holdings, Inc. (a) (b)	26,200	435,577
Dentsu, Inc. (a)	4,300	202,183
Electric Power Development Co. Ltd. (a)	13,800	316,704
Fuji Heavy Industries Ltd. (a)	9,800	399,261
Hachijuni Bank Ltd. (The) (a)	8,400	48,601
Hino Motors Ltd. (a)	10,600	107,687
Hokuriku Electric Power Co. (a)	16,100	180,064
Iida Group Holdings Co. Ltd. (a)	10,700	202,825
INPEX Corp. (a)	43,400	433,781
Japan Airlines Co. Ltd. (a) (b)	11,200	326,797
Japan Post Bank Co. Ltd. (a)	11,600	138,997
JFE Holdings, Inc. (a)	15,100	228,329
JGC Corp. (a)	12,400	224,623
JTEKT Corp. (a) (b)	500	7,972
JX Holdings, Inc. (a)	127,000	536,583
Kamigumi Co. Ltd. (a)	6,000	57,141
Kawasaki Heavy Industries Ltd. (a)	47,000	147,105
KDDI Corp. (a)	300	7,575
Keyence Corp. (a)	4,730	3,236,223
Kobe Steel Ltd. (a) (b)	16,600	157,822
Komatsu Ltd. (a) (b)	80,000	1,811,858
Kurita Water Industries Ltd. (a)	7,000	153,992
Kyocera Corp. (a)	10,000	495,763
Lawson, Inc. (a)	2,100	147,390
Marubeni Corp. (a)	26,400	149,308
Mazda Motor Corp. (a)	159,400	2,595,443

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Japan - 14.7% (Continued)
Medipal Holdings Corp. (a) (b)	16,000	$252,012
Mitsubishi Estate Company Ltd. (a)	104,000	2,065,749
Mitsubishi Heavy Industries Ltd. (a)	75,000	340,924
Mitsubishi Materials Corp. (a)	8,300	253,853
Mitsubishi UFJ Financial Group, Inc. (a)	34,700	213,988
Mitsubishi UFJ Lease & Finance Co. Ltd. (a)	14,400	74,265
Mitsui OSK Lines Ltd. (a)	55,000	151,790
Mixi, Inc. (a)	4,400	160,314
Mizuho Financial Group, Inc. (a)	90,100	161,674
MS&AD Insurance Group Holdings, Inc. (a)	17,500	541,885
Murata Manufacturing Co. Ltd. (a)	13,900	1,856,001
NGK Spark Plug Co. Ltd. (a)	5,400	119,679
Nikon Corp. (a)	13,000	201,879
Nippon Electric Glass Co. Ltd. (a)	35,000	188,825
Nippon Yusen KK (a)	9,000	16,666
Nissan Motor Co. Ltd. (a)	16,100	161,488
Nomura Real Estate Holdings, Inc. (a)	5,100	86,539
Nomura Research Institute Ltd. (a)	3,267	99,281
NSK Ltd. (a)	41,600	480,417
Oji Holdings Corp. (a)	42,000	170,783
Otsuka Holdings Co. Ltd. (a)	45,600	1,986,185
Panasonic Corp. (a)	183,448	1,860,399
Rakuten, Inc. (a)	52,400	513,363
Resona Holdings, Inc. (a)	42,700	218,820
Ricoh Co. Ltd. (a)	30,100	254,257
Sankyo Co. Ltd. (a)	2,700	87,045
Secom Co. Ltd. (a)	23,700	1,731,471
Sega Sammy Holdings, Inc. (a)	17,500	260,029
Seiko Epson Corp. (a)	91,130	1,923,824
Seven & i Holdings Co. Ltd. (a)	2,300	87,460
Shimamura Co. Ltd. (a) (b)	200	24,934
Sompo Holdings, Inc. (a)	4,300	145,204
Sony Financial Holdings, Inc. (a) (b)	11,400	177,693
Sumitomo Heavy Industries Ltd. (a)	2,000	12,841
Sumitomo Mitsui Financial Group, Inc. (a)	300	11,424
Sumitomo Mitsui Trust Holdings, Inc. (a)	3,200	114,482

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Japan - 14.7% (Continued)
Sundrug Co. Ltd. (a)	2,200	$152,098
Suntory Beverage & Food Ltd. (a)	39,100	1,619,447
Suzuken Co. Ltd. (a)	3,900	127,373
Sysmex Corp. (a)	34,675	2,003,332
T&D Holdings, Inc. (a)	17,600	232,255
Takeda Pharmaceutical Co. Ltd. (a)	1,100	45,631
Tokio Marine Holdings, Inc. (a)	5,500	225,168
Tokyo Tatemono Co. Ltd. (a)	5,100	68,082
Tokyu Fudosan Holdings Corp. (a)	30,000	176,672
Toyo Suisan Kaisha Ltd. (a)	400	14,471
Toyoda Gosei Co. Ltd. (a)	1,200	28,005
Toyota Motor Corp. (a)	14,600	855,902
		39,471,652
Jersey - 0.1%
Glencore plc (a)	66,323	224,083
Randgold Resources Ltd. (a)	1,663	127,755
		351,838
Luxembourg - 0.2%
ArcelorMittal (a) (b)	79,214	581,954

Malaysia - 0.2%
AirAsia BHD (a)	122,000	62,181
Public Bank BHD (a)	33,800	148,477
Tenaga Nasional BHD (a)	91,900	284,476
		495,134
Mexico - 0.5%
Grupo Mexico SAB de CV - Series B	6,900	18,738
OHL Mexico SAB de CV	90,300	88,825
Wal-Mart de Mexico SAB de CV	686,645	1,228,961
		1,336,524
Netherlands - 5.4%
Aegon N.V. (a)	419,376	2,303,622
Akzo Nobel N.V. (a)	4,507	281,593
Boskalis Westminster (a)	4,804	166,640
Gemalto N.V. (a) (c)	31,450	1,816,059
Heineken N.V. (a)	1,266	94,860

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Netherlands - 5.4% (Continued)
Koninklijke Ahold Delhaize N.V. (a)	17,875	$376,455
Koninklijke DSM N.V. (a)	28,408	1,702,205
Koninklijke KPN N.V. (a)	647,128	1,913,402
Koninklijke Philips N.V. (a)	63,723	1,947,895
Koninklijke Vopak N.V. (a)	6,628	312,671
NN Group N.V. (a)	15,652	529,795
Randstad Holding N.V. (a)	3,212	173,965
Royal Dutch Shell plc (a)	5,982	165,113
Royal Dutch Shell plc - Class A - ADR (c)	52,125	2,834,557
		14,618,832
Norway - 0.9%
DNB ASA (a) (b)	140,441	2,084,747
Norsk Hydro ASA (a)	2,266	10,814
Orkla ASA (a) (b)	12,145	109,889
Yara International ASA (a)	6,215	244,476
		2,449,926
Poland - 0.0% (d)
Tauron Polska Energia S.A. (a) (b)	88,088	59,955

Portugal - 0.1%
Jeronimo Martins SGPS S.A. (a)	9,378	145,432

Russia - 1.2%
Alrosa PJSC	90,700	143,623
Magnit PJSC - GDR (a) (b)	2,074	91,295
RusHydro PJSC	10,602,000	159,030
Sistema PJSC - GDR (a)	19,560	176,047
Tatneft PJSC	69,260	480,644
Yandex N.V. - Class A (b)	104,818	2,109,987
		3,160,626
Singapore - 0.8%
DBS Group Holdings Ltd. (a)	168,310	2,008,122
Genting Singapore plc (a)	353,100	219,774
StarHub Ltd. (a) (c)	9,400	18,197
Yangzijiang Shipbulidngs Holdings Ltd. (a)	61,500	34,484
		2,280,577

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
South Africa - 0.9%
Brait SE (a) (b)	9,264	$58,919
Exxaro Resources Ltd. (a)	13,401	86,521
Growthpoint Properties Ltd. (a)	5,230	9,846
Mondi plc (a)	1,131	23,096
Sasol Ltd. (a)	5,875	168,591
Shoprite Holdings Ltd. (a)	172,093	2,150,630
		2,497,603
South Korea - 1.7%
BNK Financial Group, Inc. (a)	18,131	130,162
DGB Financial Group, Inc. (a)	19,378	156,699
Hana Financial Group, Inc. (a)	27,964	722,302
Hankook Tire Co. Ltd. (a)	3,323	159,877
Hanwha Chemical Corp. (a)	1,609	32,825
Hanwha Corp. (a)	4,378	126,938
Hanwha Life Insurance Co. Ltd. (a)	1,859	10,051
Hyundai Dept. Store Co. Ltd. (a)	1,208	109,136
Hyundai Marine & Fire Insurance Co. Ltd. (a)	3,506	91,330
KB Financial Group, Inc. (a)	5,981	211,527
Korea Gas Corp. (a)	2,507	100,689
Korean Air Lines Co. Ltd. (a) (b)	3,475	78,477
KT Corp. (a)	1,089	26,516
KT&G Corp. (a)	1,985	166,171
LG Display Co. Ltd. (a)	1,628	42,272
Samsung Electronics Co. Ltd. (a)	852	1,269,009
Samsung Heavy Industries Co. Ltd. (a) (b)	6,453	49,314
Shinhan Financial Group Co. Ltd. (a)	8,051	302,152
SK Innovation Co. Ltd. (a)	2,253	272,862
Woori Bank (a)	39,148	412,888
		4,471,197
Spain - 3.1%
Abertis Infraestructuras S.A. (a)	31,533	440,509
ACS Actividades de Construccion y Servicios S.A. (a)	64,641	2,039,663
Amadeus IT Group S.A. (a)	11,114	504,004
Banco Bilbao Vizcaya Argentaria S.A. - ADR (c)	280,330	1,897,834
Banco Bilbao Vizcaya Argentaria S.A. (a)	13,051	87,939
Banco Popular Espanol S.A. (a) (b) (c)	134,715	129,782

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Spain - 3.1% (Continued)
Banco Santander S.A. (a)	139,752	$726,938
Enagas S.A. (a)	21,434	543,140
Grifols S.A. (a)	1,309	25,982
Iberdrola S.A. (a)	51,733	338,700
Industria de Diseno Textil S.A. (a)	42,888	1,460,842
Repsol S.A. (a)	9,549	134,177
Zardoya Otis S.A. (a)	15,080	127,242
		8,456,752
Sweden - 1.1%
Alfa Laval AB (a)	14,872	245,384
Boliden AB (a)	2,521	65,500
Electrolux AB - Series B (a)	5,313	131,590
Getinge AB - B Shares (a)	14,796	237,139
Husqvarna AB - B Shares (a)	23,228	180,276
Kinnevik AB - Series B (a)	7,375	176,200
Millicom International Cellular S.A. (a)	433	18,457
Skandinaviska Enskilda Banken AB (a)	4,085	42,700
SKF AB - B Shares (a) (b)	33,900	621,762
Svenska Handelsbanken AB (a)	6,218	86,145
Swedbank AB - A Shares (a)	15,020	361,995
Swedish Match AB (a)	10,902	345,990
Telefonaktiebolaget LM Ericsson - B Shares (a)	29,311	171,836
Telia Co. AB (a)	54,077	217,295
		2,902,269
Switzerland - 6.5%
Adecco Group AG (a)	29,125	1,901,112
Aryzta AG (a) (b) (c)	3,634	159,803
Credit Suisse Group AG (a)	12,969	185,333
Givaudan S.A. (a)	71	129,938
Julius Baer Group Ltd. (a)	46,577	2,063,361
Nestlé S.A. (a)	67,167	4,811,492
Novartis AG (a)	11,028	801,963
Pargesa Holding S.A. (a)	3,207	208,444
Roche Holdings AG (a) (b)	15,636	3,564,127
SGS S.A. (a)	1,326	2,694,013
Sika AG (a)	17	81,560

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Switzerland - 6.5% (Continued)
Sonova Holding AG (a)	726	$87,835
STMicroelectronics N.V. (a)	12,415	140,700
Swiss Re AG (a)	6,262	592,443
		17,422,124
Taiwan - 2.7%
Asia Cement Corp. (a)	202,000	163,126
Au Optronics Corp. (a)	907,000	326,993
Casetek Holdings Ltd. (a)	7,000	18,392
Chang Hwa Commercial Bank Ltd. (a)	200,000	105,390
Cheng Shin Rubber Industry Co. Ltd. (a)	161,000	300,035
Chunghwa Telecom Co. Ltd. (a)	84,000	261,865
Formosa Petrochemical Corp. (a)	12,000	41,227
Foxconn Technology Co. Ltd. (a)	15,302	39,969
Inventec Corp. (a)	17,000	11,513
Lite-On Technology Corp. (a)	169,568	253,166
MediaTek, Inc. (a)	115,000	762,747
Nanya Technology Corp. (a)	67,000	98,939
Pegatron Corp. (a)	3,000	7,086
Taiwan Business Bank (a)	448,191	112,311
Taiwan Cooperative Financial Holding Co. Ltd. (a)	75,274	32,518
Taiwan Fertilizer Co. Ltd. (a)	66,000	81,515
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (c)	152,213	4,376,125
Transcend Information, Inc. (a)	15,000	39,338
Wistron Corp. (a)	250,268	191,480
WPG Holdings Ltd. (a)	51,000	59,503
		7,283,238
Thailand - 0.1%
PTT Exploration & Production PCL N.V. (a)	99,400	265,949
Siam Commercial Bank PCL N.V. (The) (a)	7,400	31,348
TMB Bank plc (a)	672,100	39,263
		336,560
Turkey - 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (a)	122,903	104,075
Turkiye Garanti Bankasi AS (a)	35,305	76,129
Turkiye Halk Bankasi AS (a)	44,558	117,725

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Turkey - 0.1% (Continued)
Turkiye Vakiflar Bankasi TAO (a)	15,758	$19,392
Yapi ve Kredi Bankasi AS (a) (b)	14,278	13,851
		331,172
United Kingdom - 7.1%
3i Group plc (a)	5,163	44,659
Aberdeen Asset Management plc (a)	10,377	32,808
Admiral Group plc (a)	21,182	476,331
AstraZeneca plc (a)	7,470	407,892
BAE Systems plc (a)	44,566	324,130
Barclays plc (a)	32,790	89,981
BP plc (a)	36,630	229,414
British American Tobacco plc (a)	8,132	460,853
BT Group plc (a)	115,613	521,877
Burberry Group plc (a)	1,766	32,543
Capita plc (a)	3,273	21,399
Centrica plc (a)	81,282	234,080
Cobham plc (a)	131,872	265,499
Compass Group plc (a)	181,338	3,351,181
Croda International plc (a)	10,052	395,314
Diageo plc (a)	18,610	482,894
easyJet plc (a) (b)	12,412	153,519
G4S plc (a)	83,685	241,865
GlaxoSmithKline plc (a)	13,565	260,546
HSBC Holdings plc (a)	16,932	136,609
HSBC Holdings plc - ADR	73,235	2,942,582
Johnson Matthey plc (a)	1,586	62,052
Prudential plc (a)	9,643	192,437
Reckitt Benckiser Group plc (a)	55,665	4,714,950
Rolls-Royce Holdings plc (a)	33,378	274,132
Sky plc (a)	30,245	368,690
Smith & Nephew plc (a)	14,089	211,451
Smith & Nephew plc - ADR	56,780	1,707,942
Standard Chartered plc (a) (b)	32,612	265,930
Standard Life plc (a)	904	4,139
Tesco plc (a) (b)	81,194	207,014

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.4% (Continued)	Shares	Value
United Kingdom- 7.1% (Continued)
Travis Perkins plc (a)	4,540	$81,152
		19,195,865
United States - 7.0%
Accenture plc - Class A	33,629	$3,938,965
Chubb Ltd.	34,198	4,518,240
Core Laboratories N.V. (c)	27,367	3,285,134
ICON plc (b)	27,115	2,039,048
Lazard Ltd. - Class A	51,566	2,118,847
Schlumberger Ltd.	35,360	2,968,472
		18,868,706

Total Common Stocks (Cost $248,747,665)		$262,475,833

RIGHTS - 0.0%	Shares	Value
Latam Airlines Group S.A. (Cost $0)	2,087	$0

EXCHANGE-TRADED FUNDS - 0.4%	Shares	Value
iShares MSCI India ETF	33,018	$885,213
Vanguard FTSE All-World ex-US ETF (c)	5,173	228,543
Total Exchange-Traded Funds (Cost $1,238,009)		$1,113,756

WILSHIRE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

Money Market Funds - 5.8%	Shares	Value
Northern Trust Institutional Government Select Portfolio - Institutional Class, 0.39% (e)	6,874,936	$6,874,936
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 0.01% (e) (f)	8,828,715	8,828,715
Total Money Market Funds (Cost $15,703,651)		$15,703,651

Total Investments at Value - 103.6% (Cost $265,689,325)		$279,293,240

Liabilities in Excess of Other Assets - (3.6%)		(9,692,727)

Net Assets - 100.0%		$269,600,513

ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
(a)
Security value has been determined in good faith in accordance with procedures approved by the Board of Directors. The total value of such securities is $194,652,920 at December 31, 2016, representing 72.2% of net assets (Note 2).

(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $19,967,056.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2016.
(f)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2016 was $8,828,715. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $11,735,202.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Wilshire Mutual Funds, Inc. and the Shareholders of
Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio,
Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, and Wilshire International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the condensed schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, and Wilshire International Equity Fund (six portfolios or funds constituting the Wilshire Mutual Funds, Inc., hereafter referred to as the "Portfolios") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 28, 2017

PricewaterhouseCooopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F:(267) 330 3300, www.pwc.com/us

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on March 29, 2011.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 10, 2017

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 10, 2017

*	Print the name and title of each signing officer under his or her signature.